UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2010

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.alliancebernstein.com and clicking on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.alliancebernstein.com and click on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—November 23, 2010

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the annual reporting period ended September 30, 2010.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. AllianceBernstein L.P. (the “Adviser”) selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value. The International Portfolios may also make investments in less developed or emerging markets.

Investment Results

The chart on page 12 shows performance for the International Portfolios compared to their benchmark, the MSCI EAFE Index (cap-weighted, unhedged) and to the Lipper International Large-Cap Core Average, for the six- and 12-month periods ended September 30, 2010.

Both International Portfolios underperformed their benchmark and the Lipper Average, for the six-month period ended September 30, 2010, due primarily to unfavorable stock selection in Japan. Both International Portfolios had negative absolute returns for the six-month period. Despite an underweight in Japanese stocks, several of the Portfolios’ Japan holdings performed poorly due to investor concerns about Japanese economic growth and the impact of the strengthening yen on export competiveness. The underweight to Australian stocks through the use of currency derivatives,

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Portfolio Manager Commentaries (continued)

and the strengthening Australian dollar coupled with the Portfolios’ overweight to UK companies and the resulting exposure to the weak pound sterling also detracted from performance.

For the 12-month period ended September 30, 2010, the Portfolios underperformed the benchmark and the Lipper Average due to weak stock selection in Australia and Japan including the adverse implicit currency impact of their underweight in both countries as their currencies strengthened versus the US dollar. The adverse impact of currency movements from the underlying equity positions was partially offset by reducing the International Portfolios’ exposure to the weak euro and modestly overweighting the strengthening New Zealand dollar.

Positive contributors to performance in both periods included strong stock selection in the consumer staples, energy, financial and materials sectors. The Portfolios used no leverage or derivatives other than currency-related derivatives such as forward currency exchange contracts, futures and options on futures, swaps and options.

Market Review and Investment Strategy

International equity markets have been volatile during the last 12 months as investor sentiment has shifted between enthusiasm about improving global economic growth and recovering corporate profitability and anxiety about the ability of governments around the world to manage the balancing act of sustaining economic growth while addressing mounting public deficits. Investor risk aversion has increased to levels last seen in 2008 during the global credit crisis. As a result, stock returns have become more correlated with each other; in essence moving up and down together to a remarkable extent. But all stocks are not alike. Fundamentals are diverging to an unusual degree. For example, the difference between the expected earnings of the fastest and slowest quintiles of earnings growth is higher than it has been for most of the last three decades. Valuations have also diverged significantly. The current valuation spread between the cheapest and most expensive quintiles of stocks on price to book is wide.

Historical data shows that company fundamentals and valuations ultimately drive stock returns. The Portfolio’s value research continued to identify many companies with solid earnings recovery potential and excellent cash-flow generation whose stocks are trading at depressed valuations. The Portfolio’s growth research continued to identify many high-quality companies whose earnings growth is expected to be better than expected and whose stocks are also trading at lower than average valuations that do not reflect future growth prospects. As the markets’ focus on macro issues abates, the investment team believes the Portfolios are well positioned to capture performance driven by this attractive mix of strong future earnings growth potential priced at depressed valuations.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The chart on page 12 shows performance for the Portfolio compared with the benchmark, the MSCI Emerging Markets (EM) Index and to the Lipper Emerging Markets Index, for the six- and 12-month periods ended September 30, 2010.

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

The Portfolio underperformed the benchmark and the Lipper Index for the six- and 12-month periods. The Portfolio delivered positive absolute returns for both the six- and 12-month periods ended September 30, 2010. The benchmark and the Lipper Index also delivered positive absolute returns. The growth sleeve outperformed the value sleeve during both time frames.

For the six-month period ended September 30, 2010, both sector and security selection detracted from returns. An overweight in the consumer discretionary sector was a contributor, but was offset by an underweight in the consumer staples area. Regarding stock selection, the positive contribution provided from financial stocks was more than offset by underperforming telecommunications, information technology and materials holdings. The growth sleeve’s positive sector selection, driven mainly by its overweight in the consumer discretionary area and an underweight to energy stocks, was outweighed by its stock selection. The primary culprits from stock selection resided among materials and telecommunications positions. The value sleeve was held back by both its sector exposures and stock selection. In particular, underweights in the consumer staples and capital equipment sectors, and stock selection in technology and energy areas weighed most heavily on results.

For the 12-month period ended September 30, 2010, the detraction caused by sector exposures was offset by the positive contribution from security selection for the Portfolio. Underweights in both the consumer staple and materials areas detracted from returns, while positive stock selection among financial, consumer discretionary and industrial companies aided results. The growth portfolio’s returns for the period were driven by both positive sector postures and security selection. In particular, an overweight in the consumer discretionary area and positive stock selection among consumer discretionary and industrial firms drove returns by the largest degree. Conversely, the value portfolio’s results were mixed, as its positive security selection was more than offset by the negative contribution from its sector weights. While stock selection in the financials area measurably contributed to the value portfolio’s returns, the detraction from the underweights to the consumer staples, industrial commodities and capital equipment sectors drove its underperformance for the period. No leverage or derivatives were employed in the management of the Portfolio.

Market Review and Investment Strategy

Following a spectacular, year-long market rally in 2009, volatility returned to global financial markets in 2010. Investors grew increasingly concerned about unsustainable levels of government debt in Greece and other peripheral euro-area countries. Markets whipsawed as investors reacted to these concerns and a host of other new uncertainties, ranging from the oil spill in the Gulf of Mexico to rising tensions between North and South Korea. As volatility rose, stocks fell in both developed and emerging markets and credit spreads widened. However, emerging markets benefited from an influx of capital in the third quarter, as investors looked through worries about ongoing weakness in developed economies and focused instead on the emerging world’s growth prospects. Developing nations’ strong fiscal condition and gross domestic product growth support the thesis that they continue to be the engine leading a global economic recovery.

Both the Portfolio’s underlying growth and value teams maintain a strong earnings outlook for emerging-market companies. Given the uncertainty of the current environment, the growth team believes that a prudent approach is to focus on bottom-up opportunities, by leveraging its fundamental research strength to find the best companies for the portfolio and avoiding provocative overweights in countries or sectors. In response to the increased uncertainty about the global economic outlook and capital markets conditions, the value team has concentrated on building a portfolio of companies that are trading below their normal long-term earnings power and have strong balance sheets that can help them weather any deterioration in economic or financial conditions that might occur. As a result of the complementary attributes of the underlying growth and value sleeves, the Blend Strategies Team believes the Portfolio continues to offer attractive long-term growth potential at a discount to the benchmark. While near-term risks remain, the Blend Strategies Team is confident that the Portfolio’s combination of deep value and high-conviction growth companies should continue to generate favorable performance over time.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected

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securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 12 shows performance for the Portfolio compared with the benchmark, the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Average, for the six- and 12-month periods ended September 30, 2010.

The Portfolio outperformed both its benchmark and Lipper Average for the six- and 12-month periods, driven primarily by sector allocation. For the 12-month period, overweight positions in CMBS and investment-grade corporates as well as exposure to high-yield corporates and bank loans, contributed positively to relative performance. An underweight to governments and agency mortgages was also a positive contributor. Overall security selection was positive particularly in the Portfolio’s investment grade and asset-backed holdings. Yield curve positioning, specifically an overweight in the five- to 10-year area of the yield curve, also contributed positively. For the six-month period, yield curve positioning was the primary positive contributor followed by sector allocation. Within sector positioning, an overweight to CMBS was partially offset by an overweight to investment grade credit. Heightened investor risk aversion in the second quarter dampened corporate returns early in the six-month period more than offsetting positive corporate returns in the third quarter. Security selection in the semi-annual period was relatively flat as positive investment grade corporate selection was offset by negative security selection within the Portfolio’s CMBS holdings. The Portfolio’s US Treasury futures had a positive impact on performance for both periods.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 12 shows performance for the Portfolio compared to the benchmark, the Bank of America Merrill Lynch (BofAML) 1-3 Treasury Index and the Lipper Short-Term Investment Grade Debt Fund Average, for the six- and 12-month periods ended September 30, 2010.

The Portfolio outperformed its benchmark for both the six- and 12-month periods ended September 30, 2010, driven primarily by exposure to nongovernment sectors. The Portfolio underperformed the Lipper Average for both the six- and 12-month period. Allocations within the Portfolio to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), investment-grade corporates as well as agency and non-agency mortgage securities all contributed positively for the 12-month period. For the six-month period, all spread sectors again contributed positively with the exception of investment-grade corporates. Heightened investor risk aversion in the second quarter dampened corporate returns early in the six-month period, offsetting positive returns in the third quarter. Yield curve positioning in the Portfolio’s government allocation was the only detractor for both the six- and 12-month periods ended September 30, 2010. The Portfolio’s US Treasury future positions had no material impact on performance for either period.

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Portfolio Manager Commentaries (continued)

Bernstein US Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein US Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in US Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 12 shows performance for the Portfolio compared with the benchmark, the BofAML 1-3 Year Treasury Index and the Lipper Short-Term US Government Debt Fund Average, for the six- and 12-month periods ended September 30, 2010.

The Portfolio outperformed the benchmark for the 12-month period, due to exposure to spread product, particularly agency mortgages. The Portfolio underperformed its Lipper Average for both the six- and 12-month periods. The Portfolio underperformed the benchmark by 11 basis points for the more recent six-month period. Yield curve positioning in the Portfolio’s government allocation was the only detractor for either period. The Portfolio’s US Treasury future positions had a positive impact on performance.

Market Review & Investment Strategy

The global economic recovery continued into the first half of 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy, however, rose in the second quarter, dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

Most major fixed-income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS securities, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the 12-month period under review, CMBS returned 23.23%, followed by investment-grade corporates at 12.27%. Both sectors saw significant spread compression. Asset-backed securities led by the home equity sector returned 8.88%. The agency mortgage-backed sector followed, returning 5.71% for the 12-month period period. Treasury securities returned 7.32% as yields significantly declined across the maturity spectrum.

With government bond yields still very low by historical standards, the Portfolio continued to hold allocations to investment-grade corporate bonds, ABS and CMBS. From a fundamental perspective we continue to see a positive outlook for corporates and consequently we still see credit as offering good value. Earnings continued to be strong with revenue above expectations. While the investment teams remains confident that the global economic recovery, powered by strong growth in emerging market economies, will remain on track, a host of uncertainties are likely to keep financial-market volatility high.

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Portfolio Manager Commentaries (continued)

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment-grade. Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 12 shows performance for each of the Bernstein Short Duration Municipal Portfolios compared to their benchmark, the Barclays Capital 1-Year Municipal Index and to the Lipper Short-Term Municipal Debt Fund Average for the six- and 12-month periods ended September 30, 2010.

The Short Duration Diversified Municipal Portfolio and the Short Duration California Municipal Portfolio equalled the benchmark for the six-month period and underperformed the benchmark for the 12-month period. The Short Duration New York Portfolio underperformed the benchmark for both periods. The Portfolios underperformed the Lipper Average for both the six- and 12-month periods. The performance over the twelve months ended September 30, 2010, was driven in part by an overweight position in taxable federal agency securities. Such securities are taxable at the federal level but exempt from state and local taxes. This strategy was implemented at the end of 2009 when short, high-grade municipals became extremely expensive and these short federal agency securities became more attractive on an after-tax yield basis. Since credit spreads narrowed over the reporting period, performance was also driven by an overweight in single-A and triple-B rated revenue bonds and an underweight of pre-refunded and other AAA-rated securities. The Portfolios’ exposure to both short and long-term bonds slightly detracted from performance as the yield curve lost curvature in the last six months. No leverage or derivatives were employed in the management of these funds.

The Short Duration New York Portfolio lagged the performance of the benchmark due in part to an investment in a

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Portfolio Manager Commentaries (continued)

security that was expected to be called at par, but instead was converted to a weekly auction rate security. In addition, the underperformance of the Short New York Duration Portfolio relative to the benchmark was due to an overweight position in high grade bonds brought about by the lack of attractive lower-rated bonds in the New York market.

Market Review and Investment Strategy

With regard to the Short Duration Municipal Portfolios, for the 12-month period ending September 30, 2010, states and municipalities continued to address the financial difficulties brought about by the sharpest decline in economically sensitive tax revenues in many years. While there has been some indication that tax revenue growth has resumed, it is coming off a low base and is therefore not close to the level prior to the start of the credit crisis. For the most part states and municipalities are aggressively addressing their large budget gaps by raising taxes and cutting spending. Various metrics indicate that the finances of many, but not all, states and municipalities have begun to stabilize which made security selection a critical factor. It also became apparent during this period that many states are confronting serious problems due to underfunded state pension plans. As a result, U.S. Investment Grade: Liquid Markets Structured Products Investment Team (the “Team”) has systematically incorporated the evaluation of these pension plans into the Portfolio’s internal municipal bond rating process and focused investments on essential-purpose revenue bonds such as those backed by water and sewer services which the Team believes remain well-insulated from pension and other budgetary pressures.

Twelve months ago the expectation of most investors was that the US Federal Reserve (the “Fed”) was likely to raise the Fed Funds rate in the third quarter of 2010. But as the year unrolled it became clear that the economy was not nearly as robust as had been expected. As a result, the Fed did not raise rates and has indicated in its statements that it will continue to keep the Fed Fund rate at its historically low level for an extended period. Furthermore, the Fed has announced an aggressive program to purchase Treasury securities in an attempt to keep longer rates low. As a result, the Team did not shorten the Portfolios and instead kept the duration neutral to the benchmark. Given the extremely steep yield curve for short to intermediate maturities, this helped the Portfolios’ performance.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

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Portfolio Manager Commentaries (continued)

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each Municipal Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Municipal Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 12 shows performance for the Municipal Portfolios compared with the benchmark, the Barclays Capital 5-Year General Obligation (GO) Municipal Index, and their peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Fund Average, for the six- and 12-month periods ended September 30, 2010.

For both the six- and 12-month periods ended September 30, 2010, the Diversified Municipal and the New York Portfolios underperformed the benchmark, while the California Portfolio outperformed. The Portfolios outperformed the Lipper Averages for both the six- and 12-month periods. Rapidly falling interest rates over the reporting period drove up performance, but caused the Portfolios to underperform the benchmark as they all had less interest-rate sensitivity. Contributing to returns were narrowing—yet still historically high—credit spreads, as the Portfolios were overweight in single-A and triple-B rated revenue bonds and underweight in pre-refunded and other AAA-rated securities. A historically steep yield curve in the short-to-intermediate duration range provided an extra increment of return as the value of bonds increased as they rolled down the steep curve. This was somewhat offset by the Portfolios’ exposure to both short and long-term bonds as the yield curve lost curvature in the last six months. The Diversified Municipal Portfolio held a small position in interest swaps for hedging purposes. No leverage or derivatives were employed in the management of the New York or California Portfolios.

Additionally, the New York Intermediate Portfolio’s performance was reduced over the reporting periods due to an investment in a security that was expected to be called at par, but instead was converted to a weekly auction rate security. The lack of attractive lower-rated bonds in the New York market was partly overcome by adding attractive lower-rated bonds from other states whose yields were more attractive on an after-tax basis than any available bonds issued within New York.

Market Review and Investment Strategy

With regard to the Intermediate Municipal Portfolios, for the 12-month period ending September 30, 2010, states and municipalities continued to address the financial difficulties brought about by the sharpest decline in economically-sensitive tax revenues in many years. While there has been some indication that tax revenue growth has resumed, it is coming off a low base and is therefore not close to the level prior to the start of the credit crisis. For the most part, states and municipalities are aggressively addressing their large budget gaps by raising taxes and cutting spending. Various metrics indicate that the finances of many, but not all, states and municipalities have begun to stabilize which made security selection a critical factor. It also became apparent during this period that many states are confronting serious problems due to underfunded state pension plans. As a result, the Municipal Bond Investment Team (the “Team”) has systematically incorporated the evaluation of these pension plans into the Portfolio’s internal municipal bond rating process and focused the Portfolios’ investments on essential-purpose revenue bonds, such as those backed by water and sewer services which the Team believes remain well-insulated from pension and other budgetary pressures.

Near the end of 2009, the expectation of most investors was that the US Federal Reserve (the “Fed”) was likely to raise the Fed Funds rate in the third quarter of 2010. But as the year progressed, it became clear that the economy was not nearly as robust as had been expected. As a result, the Fed did not raise rates and has indicated in its statements that it will continue to keep the Fed Fund rate at its historically low level for an extended period. Furthermore, the Fed has announced an aggressive program to purchase Treasury securities in an attempt to keep longer rates low. As a result of these factors, the Team did not shorten the duration of the Portfolios and instead kept the duration of the Portfolios neutral relative to the benchmark. Given the extremely steep yield curve for short to intermediate maturities, this helped Portfolio performance. In addition, the Team structured the Portfolios as a modified barbell with a large position around the duration target and a smaller, longer duration position offset by a shorter duration position. The large position around the Portfolios’ duration target allowed the Team to take advantage of the steep curve as

(Portfolio Manager Commentaries continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

the value of these bonds increased as they rolled down the curve. The long position added to performance as long yields fell, largely due to a scarcity of longer tax-exempt bonds in the marketplace brought about the federal government’s Build America Bond Program.

2010 Annual Report	9

Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees. The Barclays Capital Aggregate Bond Index represents the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bank of America Merrill Lynch (BofAML) 1–3 Year Treasury Index is composed of US Treasury obligations with remaining maturities of 1–2.99 years. The Barclays Capital 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Barclays Capital 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. The Lipper International Large-Cap Core Average contains funds that invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s US Diversified Equity large-cap floor.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with US investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time. The Lipper Emerging Markets Index contains funds that seek either

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

current income or total return by investing at least 65% of total assets in emerging market securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein US Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below- investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment- grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

An Important Note About the Value of Historical Performance

The performance shown on page 12 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting alliancebernstein.com and clicking on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

2010 Annual Report	11

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2010	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Tax-Managed International	-1.36	2.07	-1.99	2.63	6.35	6/22/1992
Return after taxes on Distributions*	-1.36	2.01	-2.83	1.86	5.24
Return after taxes on distributions and sale of shares*	-0.89	1.93	-1.16	2.42	5.33
International	-1.18	2.43	-1.86	2.81	3.01	4/30/1999
MSCI EAFE Index	0.20	3.27	1.97	2.56
Lipper International Large-Cap Core Average	0.53	4.03	1.24	0.86

Emerging Markets
Before deduction of purchase and redemption fees	5.87	18.55	9.77	15.93	9.72	12/15/1995
After deduction of purchase and redemption fees**	3.76	16.19	9.33	15.58	9.50
MSCI Emerging Markets Index	8.15	20.22	12.74	13.44
Lipper Emerging Markets Index	7.88	19.90	10.97	12.72

Intermediate Duration	6.87	11.68	6.41	6.07	6.97	1/17/1989
Barclays Capital Aggregate Bond Index	6.05	8.16	6.20	6.41
Lipper Intermediate Investment Grade Debt Fund Average	6.18	9.90	4.88	5.32

Short Duration Plus†	2.03	4.29	2.87	3.42	5.08	12/12/1988
US Government Short Duration	1.67	2.55	3.58	3.66	5.01	1/3/1989
BofA Merrill Lynch 1–3 Year Treasury Index	1.78	2.53	4.35	4.21
Lipper Short-Term Investment Grade Debt Fund Average	2.39	5.02	2.81	3.25
Lipper Short-Term US Government Debt Fund Average	1.99	3.34	3.82	3.69

Short Duration Diversified Municipal	0.86	1.75	2.93	2.89	3.31	10/3/1994
Short Duration California Municipal	0.83	1.77	2.88	2.59	3.10	10/3/1994
Short Duration New York Municipal	0.77	1.29	2.85	2.73	3.14	10/3/1994
Barclays Capital 1-Year Municipal Index	0.86	1.77	3.43	3.22
Lipper Short-Term Municipal Debt Fund Average	1.49	2.08	2.53	2.67

Diversified Municipal	3.88	4.90	4.41	4.47	5.25	1/9/1989
California Municipal	4.36	5.71	4.35	4.23	5.03	8/6/1990
New York Municipal	3.95	4.55	4.39	4.46	5.28	1/9/1989
Barclays Capital 5-Year GO Muni Index	4.26	5.43	5.40	5.24
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	3.58	3.97	0.78	1.80

†	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended September 30, 2010 by 0.01%.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 10–11.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	US Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending September 30, 2010.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $87,126. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 10–11.

(Historical Performance continued on next page)

2010 Annual Report	13

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending September 30, 2010.

See Historical Performance and Benchmark Disclosures on pages 10–11.

14	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2010 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2010	ENDING ACCOUNT VALUE SEPTEMBER 30, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$986.36	$5.68	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.77	1.14%

International Class Shares
Actual	$1,000	$988.21	$5.88	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.97	1.18%

Emerging Markets Class Shares
Actual	$1,000	$1,058.65	$7.48	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.33	1.45%

Intermediate Duration Class Shares
Actual	$1,000	$1,068.73	$2.90	0.56%
Hypothetical (5% return before expenses)	$1,000	$1,022.26	$2.84	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,016.68	$3.29	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29	0.65%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,008.59	$3.17	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.91	$3.19	0.63%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,008.33	$3.32	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.76	$3.35	0.66%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,007.68	$3.12	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.96	$3.14	0.62%

Diversified Municipal Class Shares
Actual	$1,000	$1,038.73	$2.86	0.56%
Hypothetical (5% return before expenses)	$1,000	$1,022.26	$2.84	0.56%

California Municipal Class Shares
Actual	$1,000	$1,043.60	$3.23	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.91	$3.19	0.63%

New York Municipal Class Shares
Actual	$1,000	$1,039.45	$3.12	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,022.01	$3.09	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,020.28	$3.14	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.96	$3.14	0.62%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).

2010 Annual Report	15

Portfolio Summary—September 30, 2010 (Unaudited)

Tax Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	21.7%
	Consumer Discretionary	14.9%
	Consumer Staples	12.7%
	Industrials	12.0%
	Materials	11.2%
	Energy	9.4%
	Health Care	6.3%
	Information Technology	5.1%
	Telecommunication Services	4.4%
	Utilities	2.3%

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	21.6%
	Consumer Discretionary	15.1%
	Consumer Staples	12.4%
	Industrials	12.1%
	Materials	11.0%
	Energy	9.7%
	Health Care	6.6%
	Information Technology	4.8%
	Telecommunication Services	4.4%
	Utilities	2.3%

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	26.7%
	Energy	15.0%
	Information Technology	14.2%
	Materials	13.7%
	Consumer Discretionary	9.8%
	Industrials	6.5%
	Telecommunication Services	5.1%
	Utilities	4.5%
	Consumer Staples	3.8%
	Health Care	0.7%

*	All data are as of September 30, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes See “Schedule of Investments” section of the report for additional details for the Tax-Managed International and International Portfolios. Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2010 (Unaudited) (continued)

Intermediate Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

U.S. Government Short Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2010. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes. See “Schedule of Investments” section of the report for additional details for the Intermediate Duration and Short Duration Plus Portfolios.

2010 Annual Report	17

Portfolio Summary—September 30, 2010 (Unaudited) (continued)

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2010. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

**	“Other” represents less than 2.3% in 19 different states.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2010 (Unaudited) (continued)

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*    All data are as of September 30, 2010. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

**  “Other” represents less than 0.3% in 7 different states.

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

* All data are as of September 30, 2010. The Portfolio’s quality and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

+ “Other” represents less than 2.4% in 24 different states.

2010 Annual Report	19

Statement of Assets and Liabilities—September 30, 2010

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities at value	$4,782,086,155	$2,066,782,747	$1,898,284,314
Foreign currencies, at value (a)	22,650,442	13,137,122	25,021,746
Cash in bank (b)	840,762	497,252	8,065
Receivables:
Dividends and interest	10,375,064	4,615,884	3,638,454
Investment securities sold and foreign currency transactions	51,261,015	20,239,867	8,623,012
Foreign withholding tax reclaims	13,570,069	4,898,606	81,237
Capital shares sold	2,308,625	1,308,224	952,366
Unrealized appreciation of forward currency exchange contracts	107,068,081	26,035,412	0

Total assets	4,990,160,213	2,137,515,114	1,936,609,194

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	56,353,123	18,310,143	13,928,228
Capital shares redeemed	10,200,955	2,639,902	4,961,900
Management fee	3,346,531	1,489,334	1,691,687
Shareholder servicing fee	974,101	415,592	378,320
Transfer Agent fee	18,843	15,365	20,192
Distribution fee	2,367	10,745	0
Foreign capital gains taxes	0	0	2,588,511
Margin owed to broker on futures contracts	13,154	3,873	0
Accrued expenses	288,900	189,623	183,984
Unrealized depreciation of forward currency exchange contracts	67,818,493	19,698,469	0

Total liabilities	139,016,467	42,773,046	23,752,822

NET ASSETS (c)	$4,851,143,746	$2,094,742,068	$1,912,856,372

Cost of investments	$4,492,160,695	$1,927,071,482	$1,443,514,824

SHARES OF CAPITAL STOCK OUTSTANDING			60,922,845

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$31.40

NET ASSETS CONSIST OF:
Capital stock, at par	$319,365	$138,952	$60,923
Additional paid-in capital	6,619,346,137	3,081,316,162	1,658,540,330
Undistributed net investment income	77,627,734	29,639,929	11,782,735
Accumulated net realized loss on investment and foreign currency transactions	(2,176,727,749)	(1,163,266,373)	(209,869,612)
Net unrealized appreciation/(depreciation) of:
Investments and futures transactions	289,654,420	139,833,229	452,243,772	†
Foreign currency denominated assets and liabilities	40,923,839	7,080,169	98,224

	$4,851,143,746	$2,094,742,068	$1,912,856,372

(a) Cost:$22,627,366, $12,982,061 and $24,997,716, respectively. (Note 1)

(b) An amount of $839,874 and $496,500 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2010 for the Tax-Managed International Portfolio and International Portfolio, respectively.

(c) See page 21 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

† Net of accrued foreign capital gains taxes of $2,525,718.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$4,845,829,470
Shares of capital stock outstanding	319,009,202

Net asset value, offering and redemption price per share	$15.19

International Class Shares
Net Assets		$2,073,461,635
Shares of capital stock outstanding		137,525,477

Net asset value, offering and redemption price per share		$15.08

Class A Shares
Net Assets	$3,321,336	$11,455,030
Shares of capital stock outstanding	221,172	764,402

Net asset value and redemption price per share	$15.02	$14.99
Sales charge—4.25% of public offering price	0.67	0.67

Maximum offering price	$15.69	$15.66

Class B Shares
Net Assets	$228,833	$1,571,725
Shares of capital stock outstanding	15,439	106,068

Net asset value and offering price per share	$14.82	$14.82

Class C Shares
Net Assets	$1,764,107	$8,253,678
Shares of capital stock outstanding	118,924	555,996

Net asset value and offering price per share	$14.83	$14.84

2010 Annual Report	21

Statement of Assets and Liabilities—September 30, 2010 (continued)

	INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,365,752,781		$158,928,905
Cash in bank	1,488,510	(a)	1,937,749
Receivables:
Dividends and interest	46,348,836		699,681
Investment securities sold	24,442,252		2,263,148
Capital shares sold	7,319,049		2,858
Margin due from broker on futures contracts	41,375		0
Other assets	3,149,901	(b)	0

Total assets	5,448,542,704		163,832,341

LIABILITIES
Payables:
Dividends to shareholders	5,645,101		30,037
Investment securities purchased	57,825,573		0
Capital shares redeemed	6,536,235		686,108
Management fee	1,913,337		60,566
Shareholder servicing fee	440,992		13,459
Transfer Agent fee	50,520		8,321
Accrued expenses	320,544		19,303
Unrealized depreciation of forward currency exchange contracts	247,058		0

Total liabilities	72,979,360		817,794

NET ASSETS	$5,375,563,344		$163,014,547

Cost of investments	$5,123,839,261		$156,674,710

SHARES OF CAPITAL STOCK OUTSTANDING	380,370,497		12,646,991

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.13		$12.89

NET ASSETS CONSIST OF:
Capital stock, at par	$380,370		$12,647
Additional paid-in capital	5,076,873,605		160,073,909
Undistributed net investment income/(excess distributions)	2,942,336		91,589
Accumulated net realized gain (loss) on investment and foreign currency transactions	53,617,467		582,207
Net unrealized appreciation/(depreciation) of:
Investments and futures transactions	241,991,902		2,254,195
Foreign currency denominated assets and liabilities	(242,336)		0

	$5,375,563,344		$163,014,547

(a) An amount of $1,207,800 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2010.

(b) See Note 5.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$590,642,510	$142,880,448	$268,968,761
1,068,562	72,516	1,278,228

6,843,829	1,569,005	3,432,140
10,000	80,000	5,000
2,491,744	991,283	292,407
0	0	0
0	0	0

601,056,645	145,593,252	273,976,536

207,632	34,663	114,155
5,536,285	0	0
3,805,457	863,786	565,517
217,427	54,109	101,357
48,318	11,991	22,523
4,026	4,582	2,270
35,294	18,434	23,309
0	0	0

9,854,439	987,565	829,131

$591,202,206	$144,605,687	$273,147,405

$588,011,321	$142,633,330	$268,386,923

46,579,109	11,459,873	21,792,327

$12.69	$12.62	$12.53

$46,579	$11,460	$21,792
588,399,712	144,106,932	272,637,844
(20,116)	(18,341)	(767)
144,842	258,518	(93,302)

2,631,189	247,118	581,838
0	0	0

$591,202,206	$144,605,687	$273,147,405

2010 Annual Report	23

Statement of Assets and Liabilities—September 30, 2010 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

ASSETS
Investments in securities at value	$5,480,694,424	$1,138,661,754	$1,936,853,684
Cash in bank	67,830,022	23,687,834	10,024,651
Receivables:
Interest	67,055,764	16,216,091	24,144,482
Investment securities sold	10,855,325	13,846,580	345,000
Capital shares sold	15,000,122	1,331,431	4,434,511
Unrealized appreciation of interest rate swap agreements	1,046,106	0	0

Total assets	5,642,481,763	1,193,743,690	1,975,802,328

LIABILITIES
Payables:
Dividends to shareholders	4,324,520	975,954	1,552,169
Investment securities purchased	55,552,201	14,743,703	0
Capital shares redeemed	6,050,262	1,692,374	1,657,468
Management fee	1,976,397	480,298	769,980
Shareholder servicing fee	424,331	91,718	144,103
Distribution fee	158,432	30,283	89,591
Transfer Agent fee	31,228	15,920	7,573
Accrued expenses	308,655	101,088	132,518

Total liabilities	68,826,026	18,131,338	4,353,402

NET ASSETS (a)	$5,573,655,737	$1,175,612,352	$1,971,448,926

Cost of investments	$5,224,543,097	$1,086,770,140	$1,844,281,856

NET ASSETS CONSIST OF:
Capital stock, at par	$377,928	$79,190	$135,721
Additional paid-in capital	5,288,570,342	1,112,159,655	1,871,891,173
Undistributed net investment income/(excess distributions)	(73,826)	(147,790)	4,122
Accumulated net realized gain on investment transactions	27,583,860	11,629,683	6,846,082
Net unrealized appreciation of investments and interest rate swaps	257,197,433	51,891,614	92,571,828

	$5,573,655,737	$1,175,612,352	$1,971,448,926

(a) See page 25 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$5,129,063,171	$1,103,565,226	$1,745,720,324
Shares of capital stock outstanding	347,791,664	74,336,549	120,177,039

Net asset value and offering price per share	$14.75	$14.85	$14.53

Class A Shares
Net Assets	$346,040,429	$49,943,725	$161,498,765
Shares of capital stock outstanding	23,456,223	3,364,489	11,121,540

Net asset value and redemption price per share	$14.75	$14.84	$14.52
Sales charge—3.00% of public offering price	0.46	0.46	0.45

Maximum offering price	$15.21	$15.30	$14.97

Class B Shares
Net Assets	$1,556,104	$491,305	$1,118,123
Shares of capital stock outstanding	105,440	33,099	77,036

Net asset value and offering price per share	$14.76	$14.84	$14.51

Class C Shares
Net Assets	$96,996,033	$21,612,096	$63,111,714
Shares of capital stock outstanding	6,574,713	1,455,917	4,345,626

Net asset value and offering price per share	$14.75	$14.84	$14.52

2010 Annual Report	25

Statement of Assets and Liabilities—September 30, 2010 (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$610,640,060
Cash in bank	13,246,924 (a)
Receivables:
Interest	3,024,491
Investment securities sold	7,122,930
Capital shares sold	606,767
Margin due from broker on futures contracts	36,672

Total assets	634,677,844

LIABILITIES
Payables:
Dividends to shareholders	214,955
Capital shares redeemed	604,249
Management fee	230,537
Distribution fee	43,932
Shareholder servicing fee	43,096
Transfer Agent fee	19,043
Accrued expenses	95,531

Total liabilities	1,251,343

NET ASSETS	$633,426,501

Cost of investments	$610,062,330

NET ASSETS CONSIST OF:
Capital stock, at par	$53,136
Additional paid-in capital	658,800,720
Undistributed net investment income/(excess distributions)	(85,678)
Accumulated net realized loss on investment transactions	(26,056,606)
Net unrealized appreciation of investments and futures transactions	714,929

$633,426,501

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$534,551,109
Shares of capital stock outstanding	44,842,332

Net asset value and offering price per share	$11.92

Class A Shares
Net Assets	$65,232,513
Shares of capital stock outstanding	5,470,441
Net asset value and redemption price per share	$11.92
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.45

Class B Shares
Net Assets	$6,537,748
Shares of capital stock outstanding	548,462

Net asset value and offering price per share	$11.92

Class C Shares
Net Assets	$27,105,131
Shares of capital stock outstanding	2,274,531

Net asset value and offering price per share	$11.92

(a) An amount of $288,196 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2010.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2010 Annual Report	27

Statement of Operations—for the year ended September 30, 2010

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$281,853	$117,568	$4,610
Dividends (a)	132,955,866	59,129,578	45,794,902

Total income	133,237,719	59,247,146	45,799,512

Expenses:
Management fee (see Note 2A)	42,832,384	19,671,435	21,499,473
Shareholder servicing fee (see Note 2B)	12,511,828	5,498,544	4,821,303
Custodian fee	533,368	379,369	729,300
Transfer Agent fee—Non-Retail Class	227,767	165,245	305,323
Transfer Agent fee—Class A	14,034	31,710	0
Transfer Agent fee—Class B	1,471	4,757	0
Transfer Agent fee—Class C	6,934	20,217	0
Distribution fees—Class A	10,590	47,292	0
Distribution fees—Class B	3,261	17,221	0
Distribution fees—Class C	17,109	91,474	0
Registration fees	166,862	109,849	42,072
Directors’ fees and expenses	156,449	69,877	66,427
Legal fees	116,575	52,738	46,133
Printing fees	73,813	72,299	50,155
Auditing and tax fees	51,483	16,676	24,296
Miscellaneous	119,307	77,990	126,812

Total expenses	56,843,235	26,326,693	27,711,294

Net investment income	76,394,484	32,920,453	18,088,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(56,810,227)	(39,335,339)	248,732,936	(b)
Futures transactions	1,833,358	761,162	0
Swap transactions	0	0	0
Foreign currency transactions	68,005,303	42,902,640	(989,278)

Net realized gain on investment and foreign currency transactions	13,028,434	4,328,463	247,743,658

Net change in unrealized appreciation/depreciation of:
Investments	(16,431,171)	4,391,660	46,804,925	(c)
Futures transactions	(669,104)	(34,493)	0
Swap transactions	0	0	0
Foreign currency denominated assets and liabilities	4,915,970	(3,649,484)	(225,443)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,184,305)	707,683	46,579,482

Net realized and unrealized gain (loss) on investment and foreign currency transactions	844,129	5,036,146	294,323,140

Contributions from Adviser (see Note 2A)	395,945	0	0

Net increase in net assets resulting from operations	$77,634,558	$37,956,599	$312,411,358

(a) Net of foreign withholding taxes of $12,441,924, $5,580,649 and $5,192,676 for the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $3,571,282.

(c) Net of decrease in accrued foreign capital gains taxes of $1,916,515.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$241,239,962	$2,530,115	$12,625,644	$2,958,739	$6,192,645
239,240	0	0	0	0

241,479,202	2,530,115	12,625,644	2,958,739	6,192,645

23,069,775	788,843	2,505,683	575,417	1,180,024
5,305,650	175,298	556,819	127,870	262,227
277,968	61,442	109,801	61,071	74,892
203,574	20,212	22,388	19,693	19,590
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
211,690	30,454	148,576	20,373	16,996
201,427	5,998	17,532	3,899	8,555
138,760	6,200	13,733	3,151	7,639
37,805	742	5,886	929	2,987
110,527	2,083	14,126	2,594	5,000
109,842	22,416	32,025	18,772	25,207

29,667,018	1,113,688	3,426,569	833,769	1,603,117

211,812,184	1,416,427	9,199,075	2,124,970	4,589,528

71,486,258	1,329,475	200,385	287,331	598,056
11,947,473	0	0	0	0
12,344,741	0	0	0	0
2,083,387	0	0	0	0

97,861,859	1,329,475	200,385	287,331	598,056

285,355,672	1,563,510	106,615	(198,714)	(1,780,462)
(799,979)	0	0	0	0
(10,938,593)	0	0	0	0
2,588,643	0	0	0	0

276,205,743	1,563,510	106,615	(198,714)	(1,780,462)

374,067,602	2,892,985	307,000	88,617	(1,182,406)

0	0	0	0	0

$585,879,786	$4,309,412	$9,506,075	$2,213,587	$3,407,122

2010 Annual Report	29

Statement of Operations—for the year ended September 30, 2010 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$199,385,924	$47,295,468	$69,762,563

Total income	199,385,924	47,295,468	69,762,563

Expenses:
Management fee (see Note 2A)	23,605,032	6,025,615	9,099,731
Shareholder servicing fee (see Note 2B)	5,176,769	1,163,905	1,752,608
Custodian fee	291,023	195,414	217,243
Transfer Agent fee—Non-Retail Class	135,202	32,122	43,312
Transfer Agent fee—Class A	59,448	21,195	33,761
Transfer Agent fee—Class B	1,433	877	1,601
Transfer Agent fee—Class C	20,840	10,600	15,201
Distribution fees—Class A	640,882	129,001	333,543
Distribution fees—Class B	21,927	10,656	23,453
Distribution fees—Class C	659,919	199,437	449,174
Registration fees	376,402	33,940	70,173
Directors’ fees and expenses	180,124	41,098	62,176
Legal fees	162,973	37,472	63,173
Auditing and tax fees	139,645	39,711	52,440
Printing fees	97,366	5,615	42,441
Miscellaneous	110,012	47,709	65,722

Total expenses	31,678,997	7,994,367	12,325,752

Net investment income	167,706,927	39,301,101	57,436,811

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	28,632,460	11,723,626	6,973,886
Swap transactions	729,463	0	0

Net realized gain on investment transactions	29,361,923	11,723,626	6,973,886

Net change in unrealized appreciation/depreciation of:
Investments	64,847,619	15,998,191	21,758,438
Swap transactions	(229,387)	0	0

Net change in unrealized appreciation/depreciation of investments and swaps	64,618,232	15,998,191	21,758,438

Net realized and unrealized gain on investment transactions	93,980,155	27,721,817	28,732,324

Net increase in net assets resulting from operations	$261,687,082	$67,022,918	$86,169,135

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$13,242,488

Total income	13,242,488

Expenses:
Management fee (see Note 2A)	2,588,776
Shareholder servicing fee (see Note 2B)	481,956
Custodian fee	135,706
Transfer Agent fee—Non-Retail Class	22,918
Transfer Agent fee—Class A	60,142
Transfer Agent fee—Class B	10,942
Transfer Agent fee—Class C	29,729
Distribution fees—Class A	178,889
Distribution fees—Class B	73,812
Distribution fees—Class C	263,168
Registration fees	103,606
Printing fees	45,111
Auditing and tax fees	19,985
Directors’ fees and expenses	17,047
Legal fees	14,456
Miscellaneous	34,638

Total expenses	4,080,881

Net investment income	9,161,607

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on:
Investment transactions	(880,467)
Futures transactions	(1,068,528)

Net realized loss on investment transactions	(1,948,995)

Net change in unrealized appreciation/depreciation of:
Investments	15,295,230
Futures transactions	1,119,662

Net change in unrealized appreciation/depreciation of investments and futures	16,414,892

Net realized and unrealized gain on investment transactions	14,465,897

Net increase in net assets resulting from operations	$23,627,504

See Notes to Financial Statements.

2010 Annual Report	31

Statement of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$76,394,484	$90,735,404	$32,920,453	$41,665,255
Net realized gain (loss) on investment and foreign currency transactions	13,028,434	(1,939,766,445)	4,328,463	(1,111,758,608)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	(12,184,305)	1,472,635,642	707,683	834,378,496
Contributions from Adviser (see Note 2A)	395,945	1,270	0	0

Net increase (decrease) in net assets resulting from operations	77,634,558	(376,394,129)	37,956,599	(235,714,857)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(97,127,671)	(163,159,616)	(44,379,989)	(78,128,726)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(97,127,671)	(163,159,616)	(44,379,989)	(78,128,726)

Capital-share transactions:
Net proceeds from sales of shares	714,037,943	1,421,055,100	308,743,345	656,037,348
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,556,772	19,810,174	7,306,952	15,754,267

Total proceeds from shares sold	724,594,715	1,440,865,274	316,050,297	671,791,615
Cost of shares redeemed	(1,146,844,453)	(1,646,337,111)	(611,764,450)	(800,420,545)

Net increase (decrease) in net assets from capital-share transactions	(422,249,738)	(205,471,837)	(295,714,153)	(128,628,930)

Capital Contributions:
Proceeds from third party regulatory settlement (see Note 6)	0	1,597,844	0	0

Net increase (decrease) in net assets	(441,742,851)	(743,427,738)	(302,137,543)	(442,472,513)

NET ASSETS:
Beginning of period	5,292,886,597	6,036,314,335	2,396,879,611	2,839,352,124

End of period (b)	$4,851,143,746	$5,292,886,597	$2,094,742,068	$2,396,879,611

(b) Includes undistributed net investment income/(excess distributions) of:	$77,627,734	$96,225,751	$29,639,929	$39,707,509

(a) See page 37 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $8,042,041 and $7,571,853 for the years ended September 30, 2010 and September 30, 2009, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO				INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/10		YEAR ENDED 9/30/09		YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09

$18,088,218		$18,260,275		$211,812,184	$221,399,028	$1,416,427	$3,112,698

247,743,658		(463,740,770)		97,861,859	(25,566,959)	1,329,475	2,251,083

46,579,482		650,841,257		276,205,743	391,791,170	1,563,510	949,150
0		0		0	0	0	0

312,411,358		205,360,762		585,879,786	587,623,239	4,309,412	6,312,931

(13,973,462)		(27,815,554)		(217,135,550)	(227,695,110)	(1,820,407)	(3,290,394)

0		(106,282,449)		0	(42,917,587)	0	0

(13,973,462)		(134,098,003)		(217,135,550)	(270,612,697)	(1,820,407)	(3,290,394)

224,651,886		277,382,441		1,341,564,064	1,428,159,656	112,182,186	188,816,785

12,676,821		130,519,026		33,565,385	80,434,751	994,053	1,947,787

237,328,707		407,901,467		1,375,129,449	1,508,594,407	113,176,239	190,764,572
(572,638,242)		(480,412,307)		(1,375,701,558)	(1,704,740,270)	(125,391,451)	(137,112,887)

(335,309,535	) *	(72,510,840	) *	(572,109)	(196,145,863)	(12,215,212)	53,651,685

0		0		0	0	0	0

(36,871,639)		(1,248,081)		368,172,127	120,864,679	(9,726,207)	56,674,222

1,949,728,011		1,950,976,092		5,007,391,217	4,886,526,538	172,740,754	116,066,532

$1,912,856,372		$1,949,728,011		$5,375,563,344	$5,007,391,217	$163,014,547	$172,740,754

$11,782,735		$11,408,803		$2,942,336	$(2,523,970)	$91,589	$79,254

2010 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,199,075	$9,405,495	$2,124,970	$3,195,688
Net realized gain (loss) on investment transactions	200,385	901,043	287,331	824,803
Net change in unrealized appreciation/ (depreciation) of investments	106,615	3,578,628	(198,714)	546,583

Net increase in net assets resulting from operations	9,506,075	13,885,166	2,213,587	4,567,074

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(9,199,075)	(9,405,495)	(2,124,970)	(3,195,688)
Distributions from net realized gain on investment transactions (a)	0	0	(628,258)	0

Total dividends and distributions to shareholders	(9,199,075)	(9,405,495)	(2,753,228)	(3,195,688)

Capital-share transactions:
Net proceeds from sales of shares	589,623,882	468,765,510	124,927,753	101,269,750
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	5,546,871	4,923,423	2,066,999	2,130,363

Total proceeds from shares sold	595,170,753	473,688,933	126,994,752	103,400,113
Cost of shares redeemed	(461,790,386)	(349,521,165)	(90,889,232)	(136,956,740)

Net increase (decrease) in net assets from capital-share transactions	133,380,367	124,167,768	36,105,520	(33,556,627)

Net increase (decrease) in net assets	133,687,367	128,647,439	35,565,879	(32,185,241)

NET ASSETS:
Beginning of period	457,514,839	328,867,400	109,039,808	141,225,049

End of period (b)	$591,202,206	$457,514,839	$144,605,687	$109,039,808

(b) Includes undistributed net investment income/(excess distributions) of:	$(20,116)	$(20,116)	$(18,341)	$(18,341)

(a) See pages 37 and 38 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09

$4,589,528	$4,496,267	$167,706,927	$163,158,632	$39,301,101	$41,809,136	$57,436,811	$56,860,476
598,056	268,892	29,361,923	8,237,814	11,723,626	3,694,936	6,973,886	4,404,932
(1,780,462)	2,650,449	64,618,232	243,059,018	15,998,191	49,693,861	21,758,438	92,447,919

3,407,122	7,415,608	261,687,082	414,455,464	67,022,918	95,197,933	86,169,135	153,713,327

(4,589,528)	(4,496,267)	(168,494,489)	(163,766,994)	(39,301,101)	(41,809,136)	(57,442,039)	(56,858,580)
0	0	(8,355,606)	(4,821,927)	(3,522,700)	(3,620,244)	(4,149,750)	(5,534,129)

(4,589,528)	(4,496,267)	(176,850,095)	(168,588,921)	(42,823,801)	(45,429,380)	(61,591,789)	(62,392,709)

210,772,854	223,375,848	1,871,940,581	1,714,287,037	318,013,688	343,093,556	583,887,177	471,500,068

2,554,194	2,574,960	42,846,429	35,794,846	11,997,045	11,980,907	18,670,082	20,116,117

213,327,048	225,950,808	1,914,787,010	1,750,081,883	330,010,733	355,074,463	602,557,259	491,616,185
(174,323,506)	(155,379,415)	(1,532,288,475)	(2,046,032,899)	(395,279,356)	(605,519,909)	(449,871,015)	(673,942,526)

39,003,542	70,571,393	382,498,535	(295,951,016)	(65,268,623)	(250,445,446)	152,686,244	(182,326,341)

37,821,136	73,490,734	467,335,522	(50,084,473)	(41,069,506)	(200,676,893)	177,263,590	(91,005,723)

235,326,269	161,835,535	5,106,320,215	5,156,404,688	1,216,681,858	1,417,358,751	1,794,185,336	1,885,191,059

$273,147,405	$235,326,269	$5,573,655,737	$5,106,320,215	$1,175,612,352	$1,216,681,858	$1,971,448,926	$1,794,185,336

$(767)	$(767)	$(73,826)	$(71,380)	$(147,790)	$(147,790)	$4,122	$4,122

2010 Annual Report	35

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,161,607	$13,223,134
Net realized loss on investment transactions	(1,948,995)	(1,057,825)
Net change in unrealized appreciation/ (depreciation) of investments	16,414,892	10,016,348

Net increase in net assets resulting from operations	23,627,504	22,181,657

Dividends to shareholders:
Dividends from net investment income (a)	(10,324,416)	(13,817,254)

Total dividends to shareholders	(10,324,416)	(13,817,254)

Capital-share transactions:
Net proceeds from sales of shares	411,940,624	348,146,399
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	4,654,212	6,374,657

Total proceeds from shares sold	416,594,836	354,521,056
Cost of shares redeemed	(308,357,488)	(278,834,335)

Net increase in net assets from capital-share transactions	108,237,348	75,686,721

Net increase in net assets	121,540,436	84,051,124

NET ASSETS:
Beginning of period	511,886,065	427,834,941

End of period (b)	$633,426,501	$511,886,065

(b) Includes undistributed net investment income/(excess distributions) of:	$(85,678)	$(221,696)

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(97,072,129)	$(162,908,560)	$(44,034,121)	$(77,160,777)
Class A	(42,785)	(214,848)	(258,154)	(715,555)
Class B	(2,235)	(5,275)	(13,595)	(36,519)
Class C	(10,522)	(30,933)	(74,119)	(215,875)

	$(97,127,671)	$(163,159,616)	$(44,379,989)	$(78,128,726)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO
	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(160,921,785)	$(160,369,688)	$(37,546,305)	$(40,178,779)
Class A	(6,056,470)	(2,255,353)	(1,276,934)	(1,088,376)
Class B	(47,919)	(194,865)	(24,100)	(98,602)
Class C	(1,468,315)	(947,088)	(453,762)	(443,379)

	$(168,494,489)	$(163,766,994)	$(39,301,101)	$(41,809,136)

Distributions from net realized gain on investment transactions
Municipal Class	$(8,097,672)	$(4,726,550)	$(3,358,770)	$(3,473,589)
Class A	(225,936)	(50,777)	(105,992)	(82,546)
Class B	(3,489)	(10,464)	(4,067)	(14,778)
Class C	(28,509)	(34,136)	(53,871)	(49,331)

	$(8,355,606)	$(4,821,927)	$(3,522,700)	$(3,620,244)

2010 Annual Report	37

Statement of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(53,367,691)	$(54,703,866)
Class A	(3,086,952)	(1,461,999)
Class B	(49,085)	(194,814)
Class C	(938,311)	(497,901)

	$(57,442,039)	$(56,858,580)

Distributions from net realized gain on investment transactions
Municipal Class	$(3,893,235)	$(5,313,775)
Class A	(175,553)	(128,354)
Class B	(6,688)	(33,459)
Class C	(74,274)	(58,541)

	$(4,149,750)	$(5,534,129)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(9,102,416)	$(11,785,183)
Class A	(929,771)	(1,269,069)
Class B	(65,264)	(226,656)
Class C	(226,965)	(536,346)

	$(10,324,416)	$(13,817,254)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$15.16		$16.52	$29.64	$27.20	$24.72

Income from investment operations:
Investment income, net†	0.22		0.25	0.52	0.47	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.09		(1.16)	(10.22)	5.63	3.82
Contributions from Adviser	0	(c)	0 (c)	0	0 (c)	0	(c)

Total from investment operations	0.31		(0.91)	(9.70)	6.10	4.22

Less dividends and distributions:
Dividends from taxable net investment income	(0.28)		(0.45)	(0.42)	(0.49)	(0.31)
Distributions from net realized gain on investment transactions	0		0	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(0.28)		(0.45)	(3.42)	(3.66)	(1.74)

Net asset value, end of period	$15.19		$15.16	$16.52	$29.64	$27.20

Total return (a)	2.07%		(4.64)%	(36.75)%	24.28%	18.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,845,829		$5,286,906	$6,024,221	$9,492,508	$7,512,829
Average net assets (000 omitted)	$5,004,731		$4,376,859	$8,333,321	$8,571,465	$6,888,047
Ratio to average net assets of:
Expenses	1.13%	(d)	1.15%	1.12%	1.12%	1.15%	(d)
Net investment income	1.53%	(d)	2.07%	2.21%	1.68%	1.53%	(d)
Portfolio turnover rate	85%		84%	70%	52%	67%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2010 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$15.00		$16.51	$29.38	$27.17	$23.27

Income from investment operations:
Investment income, net†	0.22		0.25	0.50	0.46	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.14		(1.31)	(9.89)	5.63	3.81
Contributions from Adviser	0		0	0	0 (c)	0

Total from investment operations	0.36		(1.06)	(9.39)	6.09	4.21

Less dividends and distributions:
Dividends from taxable net investment income	(0.28)		(0.45)	(0.44)	(0.53)	(0.31)
Distributions from net realized gain on investment transactions	0		0	(3.04)	(3.35)	0

Total dividends and distributions	(0.28)		(0.45)	(3.48)	(3.88)	(0.31)

Net asset value, end of period	$15.08		$15.00	$16.51	$29.38	$27.17

Total return (a)	2.43%		(5.59)%	(36.07)%	24.52%	18.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,073,462		$2,364,571	$2,788,102	$4,315,454	$3,397,969
Average net assets (000 omitted)	$2,199,418		$2,032,024	$3,828,486	$3,892,605	$3,125,615
Ratio to average net assets of:
Expenses	1.17%	(d)	1.19%	1.18%	1.18%	1.20%	(d)
Net investment income	1.49%	(d)	2.03%	2.16%	1.68%	1.55%	(d)
Portfolio turnover rate	84%		91%	53%	59%	73%

See Footnote Summary on page 51.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$26.67		$25.97	$50.62	$38.90	$43.22

Income from investment operations:
Investment income, net†	0.27		0.24	0.53	0.45	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.54		2.25	(14.32)	17.69	5.02
Contributions from Adviser	0		0	0 (c)	0 (c)	0

Total from investment operations	4.81		2.49	(13.79)	18.14	5.51

Less dividends and distributions:
Dividends from taxable net investment income	(0.20)		(0.39)	(0.44)	(0.35)	(0.60)
Distributions from net realized gain on investment transactions	0		(1.50)	(10.55)	(6.22)	(9.39)

Total dividends and distributions	(0.20)		(1.89)	(10.99)	(6.57)	(9.99)

Portfolio transaction fee	0.12		0.10	0.13	0.15	0.16

Net asset value, end of period	$31.40		$26.67	$25.97	$50.62	$38.90

Total return (a)	16.19%	(b)	13.54% (b)	(36.23)% (b)	50.40% (b)	13.89%	(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,912,856		$1,949,728	$1,950,976	$3,230,050	$2,152,403
Average net assets (000 omitted)	$1,928,521		$1,458,886	$2,877,534	$2,660,575	$2,031,225
Ratio to average net assets of:
Expenses	1.44%	(d)	1.48%	1.51%	1.53%	1.58%	(d)
Net investment income	0.94%	(d)	1.25%	1.35%	1.07%	1.26%	(d)
Portfolio turnover rate	67%		70%	55%	61%	61%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2010 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$13.18		$12.25	$13.11	$13.11	$13.27

Income from investment operations:
Investment income, net†	0.54		0.60	0.62	0.62	0.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.97		1.07	(0.80)	(0.01)	(0.15)

Total from investment operations	1.51		1.67	(0.18)	0.61	0.44

Less dividends and distributions:
Dividends from taxable net investment income	(0.56)		(0.62)	(0.68)	(0.61)	(0.60)
Distributions from net realized gain on investment transactions	0		(0.12)	0	0	0	(c)

Total dividends and distributions	(0.56)		(0.74)	(0.68)	(0.61)	(0.60)

Net asset value, end of period	$14.13		$13.18	$12.25	$13.11	$13.11

Total return (a)	11.68%		14.41% *	(1.53)% *^	4.78%	3.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,375,563		$5,007,391	$4,886,527	$5,062,112	$4,138,898
Average net assets (000 omitted)	$5,305,650		$4,463,855	$5,220,966	$4,592,670	$3,694,176
Ratio to average net assets of:
Expenses	0.56%	(d)	0.57%	0.57%	0.58%	0.60%	(d)
Net investment income	3.99%	(d)	4.96%	4.75%	4.73%	4.56%	(d)
Portfolio turnover rate	90%		82%	95%	204%	426%

See Footnote Summary on page 51.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.70		$12.47	$12.47	$12.41	$12.45

Income from investment operations:
Investment income, net	0.10		0.24	0.43	0.50	0.41
Net realized and unrealized gain (loss) on investment transactions	0.22		0.25	0.01	0.07	(0.02)

Total from investment operations	0.32		0.49	0.44	0.57	0.39

Less distributions:
Dividends from taxable net investment income	(0.13)		(0.26)	(0.44)	(0.51)	(0.43)

Net asset value, end of period	$12.89		$12.70	$12.47	$12.47	$12.41

Total return (a)	2.55%		3.96%	3.56%	4.66%	3.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$163,015		$172,741	$116,067	$81,196	$86,733
Average net assets (000 omitted)	$175,298		$163,493	$94,678	$83,785	$83,170
Ratio to average net assets of:
Expenses	0.64%	(d)	0.63%	0.73%	0.77%	0.79%	(d)
Net investment income	0.81%	(d)	1.90%	3.43%	4.03%	3.33%	(d)
Portfolio turnover rate	181%		312%	143%	101%	130%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2010 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.68		$12.53	$12.50	$12.48	$12.51

Income from investment operations:
Investment income, net†	0.21		0.32	0.38	0.37	0.34
Net realized and unrealized gain (loss) on investment transactions	0.01		0.16	0.04	0.02	(0.03)

Total from investment operations	0.22		0.48	0.42	0.39	0.31

Less distributions:
Dividends from tax-exempt net investment income	(0.21)		(0.33)	(0.39)	(0.37)	(0.34)

Net asset value, end of period	$12.69		$12.68	$12.53	$12.50	$12.48

Total return (a)	1.75%		3.85%	3.35%	3.20%	2.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$591,202		$457,515	$328,867	$251,456	$209,416
Average net assets (000 omitted)	$556,818		$368,993	$277,346	$219,160	$228,571
Ratio to average net assets of:
Expenses	0.62%	(d)	0.62%	0.64%	0.66%	0.70%	(d)
Net investment income	1.65%	(d)	2.55%	3.05%	3.00%	2.70%	(d)
Portfolio turnover rate	23%		54%	94%	60%	50%

See Footnote Summary on page 51.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.68	$12.53	$12.49	$12.46	$12.47

Income from investment operations:
Investment income, net†	0.21	0.34	0.35	0.35	0.30
Net realized and unrealized gain (loss) on investment transactions	0.01	0.15	0.05	0.03	(0.01)

Total from investment operations	0.22	0.49	0.40	0.38	0.29

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.21)	(0.34)	(0.36)	(0.35)	(0.30)
Distributions from net realized gain on investment transactions	(0.07)	0	0	0	0

Total dividends and distributions	(0.28)	(0.34)	(0.36)	(0.35)	(0.30)

Net asset value, end of period	$12.62	$12.68	$12.53	$12.49	$12.46

Total return (a)	1.77%	3.95%	3.24%	3.12%	2.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$144,606	$109,040	$141,225	$80,150	$75,510
Average net assets (000 omitted)	$127,870	$119,438	$106,703	$77,929	$67,878
Ratio to average net assets of:
Expenses	0.65% (d)	0.65%	0.69%	0.73%	0.81% (d)
Net investment income	1.66% (d)	2.68%	2.81%	2.84%	2.38% (d)
Portfolio turnover rate	64%	52%	134%	103%	83%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2010 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$12.59		$12.40	$12.40		$12.38	$12.39

Income from investment operations:
Investment income, net†	0.22		0.30	0.37		0.38	0.32
Net realized and unrealized gain (loss) on investment transactions	(0.06)		0.20	0		0.02	(0.01)
Contributions from Adviser	0		0	0	(c)	0	0

Total from investment operations	0.16		0.50	0.37		0.40	0.31

Less distributions:
Dividends from tax-exempt net investment income	(0.22)		(0.31)	(0.37)		(0.38)	(0.32)

Net asset value, end of period	$12.53		$12.59	$12.40		$12.40	$12.38

Total return (a)	1.29%		4.14%	3.08%		3.25%	2.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$273,147		$235,326	$161,836		$110,878	$102,756
Average net assets (000 omitted)	$262,227		$186,124	$132,487		$106,936	$113,877
Ratio to average net assets of:
Expenses	0.61%	(d)	0.63%	0.67%		0.69%	0.74%	(d)
Net investment income	1.75%	(d)	2.42%	2.98%		3.04%	2.55%	(d)
Portfolio turnover rate	30%		45%	103%		66%	52%

See Footnote Summary on page 51.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.53	$13.81	$14.00	$14.03	$14.06

Income from investment operations:
Investment income, net†	0.45	0.48	0.48	0.46	0.46
Net realized and unrealized gain (loss) on investment transactions	0.25	0.73	(0.19)	(0.03)	(0.03)

Total from investment operations	0.70	1.21	0.29	0.43	0.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.46)	(0.48)	(0.48)	(0.46)	(0.46)
Distributions from net realized gain on investment transactions	(0.02)	(0.01)	0	0	0

Total dividends and distributions	(0.48)	(0.49)	(0.48)	(0.46)	(0.46)

Net asset value, end of period	$14.75	$14.53	$13.81	$14.00	$14.03

Total return (a)	4.90%	8.96%	2.04%	3.14%	3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,129,063	$4,942,157	$5,065,599	$4,653,605	$3,693,513
Average net assets (000 omitted)	$5,176,769	$4,716,436	$5,052,989	$4,174,406	$3,309,135
Ratio to average net assets of:
Expenses	0.56% (d)	0.57%	0.57%	0.58%	0.59% (d)
Net investment income	3.10% (d)	3.39%	3.38%	3.32%	3.29% (d)
Portfolio turnover rate	21%	12%	28%	18%	29%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2010 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.55	$13.96	$14.18	$14.21	$14.23

Income from investment operations:
Investment income, net†	0.47	0.48	0.48	0.46	0.45
Net realized and unrealized gain (loss) on investment transactions	0.34	0.63	(0.22)	(0.03)	(0.02)

Total from investment operations	0.81	1.11	0.26	0.43	0.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.47)	(0.48)	(0.48)	(0.46)	(0.45)
Distributions from net realized gain on investment transactions	(0.04)	(0.04)	0	0	0

Total dividends and distributions	(0.51)	(0.52)	(0.48)	(0.46)	(0.45)

Net asset value, end of period	$14.85	$14.55	$13.96	$14.18	$14.21

Total return (a)	5.71%	8.09%	1.83%	3.12%	3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,103,565	$1,154,961	$1,363,736	$1,380,197	$1,194,575
Average net assets (000 omitted)	$1,163,905	$1,186,613	$1,414,368	$1,294,527	$1,073,155
Ratio to average net assets of:
Expenses	0.63% (d)	0.63%	0.62%	0.62%	0.63% (d)
Net investment income	3.23% (d)	3.39%	3.38%	3.27%	3.20% (d)
Portfolio turnover rate	33%	14%	26%	27%	23%

See Footnote Summary on page 51.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$14.36	$13.61	$13.83	$13.86	$13.91

Income from investment operations:
Investment income, net†	0.44	0.46	0.47	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	0.20	0.79	(0.22)	(0.03)	(0.05)

Total from investment operations	0.64	1.25	0.25	0.44	0.42

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.44)	(0.46)	(0.47)	(0.47)	(0.47)
Distributions from net realized gain on investment transactions	(0.03)	(0.04)	0	0	0

Total dividends and distributions	(0.47)	(0.50)	(0.47)	(0.47)	(0.47)

Net asset value, end of period	$14.53	$14.36	$13.61	$13.83	$13.86

Total return (a)	4.55%	9.42%	1.80%	3.24%	3.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,745,720	$1,692,410	$1,817,154	$1,722,790	$1,484,265
Average net assets (000 omitted)	$1,752,608	$1,643,093	$1,828,067	$1,608,192	$1,364,506
Ratio to average net assets of:
Expenses	0.61% (d)	0.61%	0.61%	0.61%	0.62% (d)
Net investment income	3.05% (d)	3.33%	3.38%	3.42%	3.40% (d)
Portfolio turnover rate	18%	19%	24%	24%	21%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2010 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Net asset value, beginning of period	$11.65		$11.45	$12.24	$12.31	$12.39

Income from investment operations:
Investment income, net†	0.20		0.35	0.46	0.55	0.49
Net realized and unrealized gain (loss) on investment transactions	0.29		0.22	(0.77)	(0.05)	(0.05)

Total from investment operations	0.49		0.57	(0.31)	0.50	0.44

Less distributions:
Dividends from taxable net investment income	(0.22)		(0.37)	(0.48)	(0.57)	(0.52)

Net asset value, end of period	$11.92		$11.65	$11.45	$12.24	$12.31

Total return (a)	4.29%	*	5.08%	(2.61)% *	4.15%	3.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$534,551		$424,137	$369,337	$339,266	$375,908
Average net assets (000 omitted)	$481,956		$367,415	$342,890	$355,957	$383,702
Ratio to average net assets of:
Expenses	0.62%	(d)	0.63%	0.64%	0.65%	0.66%	(d)
Net investment income	1.69%	(d)	3.08%	3.88%	4.52%	4.00%	(d)
Portfolio turnover rate	107%		176%	116%	127%	157%

See Footnote Summary on page 51.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the year ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (0.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2010, September 30, 2009, September 30, 2008, September 30, 2007 and September 2006, without taking into account these transaction fees would have been 18.55%, 15.85%, (34.93)%, 53.46%, and 16.21%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2010 Annual Report	51

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprises of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
International	International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME TAXABLE PORTFOLIOS
Intermediate Duration	Intermediate Duration Class
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration New York Municipal	Short Duration New York Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
Diversified Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
New York Municipal	Municipal Class, Class A, Class B and Class C

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial highlights of the Overlay Portfolios and of Class A, Class B and Class C Shares (collectively “Retail Classes”) of Tax-Managed International, International, Short Duration Plus, Diversified Municipal, California Municipal and New York Municipal Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

52	Sanford C. Bernstein Fund, Inc.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2010 Annual Report	53

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2010:

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$21,121,655	$1,010,307,712		$—	$1,031,429,367
Consumer Discretionary	—	709,351,954		—	709,351,954
Consumer Staples	—	604,726,760		—	604,726,760
Industrials	10,698,795	562,688,954		—	573,387,749
Materials	65,286,510	466,250,991		—	531,537,501
Energy	103,194,942	345,095,996		—	448,290,938
Health Care	85,374,399	213,805,499		—	299,179,898
Information Technology	—	240,590,734		—	240,590,734
Telecommunication Services	—	210,832,917		—	210,832,917
Utilities	—	111,128,337		—	111,128,337
Short-Term Investments	—	21,630,000		—	21,630,000
Total Investments in Securities	285,676,301	4,496,409,854	+	—	4,782,086,155
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	107,068,081		—	107,068,081
Liabilities
Futures Contracts	(271,040)	—		—	(271,040	)#
Forward Currency Exchange Contracts	—	(67,818,493)		—	(67,818,493)
Total	$285,405,261	$4,535,659,442		$—	$4,821,064,703

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$6,979,549	$431,935,038		$—	$438,914,587
Consumer Discretionary	—	307,761,799		—	307,761,799
Consumer Staples	—	253,088,342		—	253,088,342
Industrials	4,710,847	241,048,195		—	245,759,042
Materials	23,130,260	200,417,010		—	223,547,270
Energy	40,896,460	156,142,347		—	197,038,807
Health Care	36,409,879	98,562,014		—	134,971,893
Information Technology	—	97,630,840		—	97,630,840
Telecommunication Services	—	90,655,619		—	90,655,619
Utilities	—	46,960,548		—	46,960,548
Short-Term Investments	—	30,454,000		—	30,454,000
Total Investments in Securities	112,126,995	1,954,655,752	+	—	2,066,782,747
Other Financial Instruments*:
Assets
Futures Contracts	121,964	—		—	121,964	#
Forward Currency Exchange Contracts	—	26,035,412		—	26,035,412
Liabilities
Forward Currency Exchange Contracts	—	(19,698,469)		—	(19,698,469)
Total	$112,248,959	$1,960,992,695		$—	$2,073,241,654

54	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$82,464,058	$395,864,850		$—	$478,328,908
Energy	101,101,796	183,743,508		—	284,845,304
Information Technology	28,093,122	239,851,805		—	267,944,927
Materials	99,952,990	158,737,198		—	258,690,188
Consumer Discretionary	64,073,087	121,291,594		—	185,364,681
Industrials	27,059,383	96,200,452		—	123,259,835
Telecommunication Services	36,978,224	60,022,048		—	97,000,272
Utilities	80,580,485	5,306,924		—	85,887,409
Consumer Staples	24,549,744	46,862,112		—	71,411,856
Health Care	697,544	13,149,195		—	13,846,739
Warrants	—	—		26,485,195	26,485,195
Short-Term Investments	—	5,219,000		—	5,219,000
Total Investments in Securities	545,550,433	1,326,248,686	+	26,485,195	1,898,284,314
Other Financial Instruments*	—	—		—	—
Total	$545,550,433	$1,326,248,686		$26,485,195	$1,898,284,314

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$—	$1,623,780,870		$13,344,256	$1,637,125,126
Governments—Treasuries	—	1,055,028,289		—	1,055,028,289
Mortgage Pass-Thru’s	—	882,427,770		—	882,427,770
Commercial Mortgage-Backed Securities	—	403,509,651		133,254,872	536,764,523
Agencies	—	287,272,194		—	287,272,194
Corporates—Non-Investment Grades	—	228,428,649		4,960,564	233,389,213
CMOs	—	66,305,728		41,994,264	108,299,992
Governments—Sovereign Bonds	—	81,048,242		—	81,048,242
Bank Loans	—	—		80,795,570	80,795,570
Governments—Sovereign Agencies	—	64,215,364		—	64,215,364
Asset-Backed Securities	—	22,896,034		30,547,592	53,443,626
Inflation-Linked Securities	—	52,196,502		—	52,196,502
Quasi-Sovereigns	—	48,312,529		—	48,312,529
Local Governments—Municipal Bonds	—	14,177,453		—	14,177,453
Preferred Stocks	5,548,200	201,792		—	5,749,992
Emerging Markets—Corporate Bonds	—	4,795,230		—	4,795,230
Common Stocks	—	—		81,904	81,904
Warrants	—	—		—	—
Short-Term Investments	—	220,629,262		—	220,629,262
Total Investments in Securities	5,548,200	5,055,225,559		304,979,022	5,365,752,781
Other Financial Instruments* :
Assets
Futures Contracts	278,680	—		—	278,680	#
Liabilities
Futures Contracts	(200,298)	—		—	(200,298	)#
Forward Currency Exchange Contracts	—	(247,058)		—	(247,058)
Total	$5,626,582	$5,054,978,501		$304,979,022	$5,365,584,105

2010 Annual Report	55

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$132,004,605	$—	$132,004,605
Mortgage Pass-Thru’s	—	17,571,377	—	17,571,377
CMOs	—	5,682,013	—	5,682,013
Agencies	—	3,670,910	—	3,670,910
Total Investments in Securities	—	158,928,905	—	158,928,905
Other Financial Instruments*	—	—	—	—
Total	$—	$158,928,905	$—	$158,928,905

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$511,716,346	$234,540	$511,950,886
Short-Term Municipal Notes	—	17,405,000	—	17,405,000
Agencies	—	61,286,624	—	61,286,624
Total Investments in Securities	—	590,407,970	234,540	590,642,510
Other Financial Instruments*	—	—	—	—
Total	$—	$590,407,970	$234,540	$590,642,510

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$115,270,448	$15,000	$115,285,448
Short-Term Municipal Notes	—	27,595,000	—	27,595,000
Total Investments in Securities	—	142,865,448	15,000	142,880,448
Other Financial Instruments*	—	—	—	—
Total	$—	$142,865,448	$15,000	$142,880,448

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$257,519,670	$96,000	$257,615,670
Agencies	—	11,353,091	—	11,353,091
Total Investments in Securities	—	268,872,761	96,000	268,968,761
Other Financial Instruments*	—	—	—	—
Total	$—	$268,872,761	$96,000	$268,968,761

56	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$5,250,237,466	$2,156,650	$5,252,394,116
Agencies	—	228,300,308	—	228,300,308
Total Investments in Securities	—	5,478,537,774	2,156,650	5,480,694,424
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts	—	1,046,106	—	1,046,106
Liabilities	—	—	—	—
Total	$—	$5,479,583,880	$2,156,650	$5,481,740,530

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,138,527,754	$134,000	$1,138,661,754
Total Investments in Securities	—	1,138,527,754	134,000	1,138,661,754
Other Financial Instruments*	—	—	—	—
Total	$—	$1,138,527,754	$134,000	$1,138,661,754

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,863,452,708	$—	$1,863,452,708
Agencies	—	73,400,976	—	73,400,976
Total Investments in Securities	—	1,936,853,684	—	1,936,853,684
Other Financial Instruments*	—	—	—	—
Total	$—	$1,936,853,684	$—	$1,936,853,684

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$344,226,487	$—	$344,226,487
Mortgage Pass-Thru’s	—	75,541,710	—	75,541,710
Corporates—Investment Grades	—	72,451,272	—	72,451,272
Asset-Backed Securities	—	49,062,936	6,622,628	55,685,564
CMOs	—	18,075,467	4,198,983	22,274,450
Agencies	—	20,080,661	—	20,080,661
Commercial Mortgage-Backed Securities	—	7,997,749	6,389,732	14,387,481
Short-Term Investments	—	5,992,435	—	5,992,435
Total Investments in Securities	—	593,428,717	17,211,343	610,640,060
Other Financial Instruments* :
Assets
Futures Contracts	192,477	—	—	192,477	#
Liabilities
Futures Contracts	(55,278)	—	—	(55,278	)#
Total	$137,199	$593,428,717	$17,211,343	$610,777,259

2010 Annual Report	57

Notes to Financial Statements (continued)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.
#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

58	Sanford C. Bernstein Fund, Inc.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

EMERGING MARKETS PORTFOLIO	FINANCIALS	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/09	$11,211,299	$7,800,401	$14,358,145	$33,369,845
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	785,830	—	(395,893)	389,937
Change in unrealized appreciation/depreciation	(949,438)	—	1,018,030	68,592
Net purchases (sales)	(11,047,691)	—	11,504,913	457,222
Transfers in to level 3	—	—	—	—
Transfers out of level 3	—	(7,800,401)	—	(7,800,401)

Balance as of 9/30/10	$—	$—	$26,485,195	$26,485,195

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$—	$—	$2,716,576	$2,716,576

INTERMEDIATE DURATION PORTFOLIO	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE - BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES	CMOS
Balance as of 9/30/09	$59,184,404	$32,035,433	$15,443,537	$50,484,133
Accrued discounts/premiums	2,148	517,033	4,952	2,590
Realized gain (loss)	617,398	—	4,277	87,975
Change in unrealized appreciation/depreciation	(557,565)	20,741,780	684,062	6,158,935
Net purchases (sales)	2,531,960	37,288,484	(6,101,014)	(14,739,369)
Transfers in to Level 3	—	42,672,142	—	—
Transfers out of Level 3	(48,434,089)	—	(5,075,250)	—

Balance as of 9/30/10	$13,344,256	$133,254,872	$4,960,564	$41,994,264

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(55,744)	$20,741,780	$880,760	$6,139,004

	GOVERNMENTS - SOVEREIGN BONDS	BANK LOANS	ASSET-BACKED SECURITIES	QUASI- SOVEREIGNS
Balance as of 9/30/09	$59,368,111	$135,384,874	$34,087,426	$38,285,850
Accrued discounts/premiums	—	1,303,763	6,972	18,691
Realized gain (loss)	—	(10,352,820)	(304,100)	1,124,382
Change in unrealized appreciation/depreciation	—	19,256,575	8,436,891	(297,748)
Net purchases (sales)	—	(64,796,822)	(11,679,597)	(14,165,325)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	(59,368,111)	—	—	(24,965,850)

Balance as of 9/30/10	$—	$80,795,570	$30,547,592	$—

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$—	$7,120,256	$8,174,144	$—

2010 Annual Report	59

Notes to Financial Statements (continued)

	COMMON STOCKS	WARRANTS*	TOTAL
Balance as of 9/30/09	$—	$—	$424,273,768
Accrued discounts/premiums	—	—	1,856,149
Realized gain (loss)	—	—	(8,822,888)
Change in unrealized appreciation/depreciation	—	—	54,422,930
Net purchases (sales)	81,904	—	(71,579,779)
Transfers in to Level 3	—	—	42,672,142
Transfers out of Level 3	—	—	(137,843,300)

Balance as of 9/30/10	$81,904	$—	$304,979,022

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$—	$—	$43,000,200

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	CMOS	ASSET- BACKED SECURITIES	TOTAL
Balance as of 9/30/09	$255,989	$68,875	$324,864
Accrued discounts/premiums	(22)	(1)	(23)
Realized gain (loss)	(124,791)	(115,851)	(240,642)
Change in unrealized appreciation/depreciation	204,312	212,284	416,596
Net purchases (sales)	(335,488)	(165,307)	(500,795)
Transfers in to level 3	—	—	—
Transfers out of level 3	—	—	—

Balance as of 9/30/10	$—	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$—	$—	$—

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	218	218
Realized gain (loss)	83,685	83,685
Change in unrealized appreciation/depreciation	(378,482)	(378,482)
Net purchases (sales)	(28,685)	(28,685)
Transfers in to level 3	557,804	557,804
Transfers out of level 3	—	—

Balance as of 9/30/10	$234,540	$234,540

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(323,482)	$(323,482)

60	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	14	14
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(25,072)	(25,072)
Net purchases (sales)	—	—
Transfers in to level 3	40,058	40,058
Transfers out of level 3	—	—

Balance as of 9/30/10	$15,000	$15,000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(25,072)	$(25,072)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	66,093	66,093
Change in unrealized appreciation/depreciation	(205,368)	(205,368)
Net purchases (sales)	(21,093)	(21,093)
Transfers in to level 3	256,368	256,368
Transfers out of level 3	—	—

Balance as of 9/30/10	$96,000	$96,000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(160,368)	$(160,368)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	891	891
Realized gain (loss)	762,032	762,032
Change in unrealized appreciation/depreciation	(2,109,695)	(2,109,695)
Net purchases (sales)	(252,029)	(252,029)
Transfers in to level 3	3,755,451	3,755,451
Transfers out of level 3	—	—

Balance as of 9/30/10	$2,156,650	$2,156,650

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(1,599,692)	$(1,599,692)

2010 Annual Report	61

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(223,847)	(223,847)
Net purchases (sales)	—	—
Transfers in to level 3	357,847	357,847
Transfers out of level 3	—	—

Balance as of 9/30/10	$134,000	$134,000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(223,847)	$(223,847)

SHORT DURATION PLUS PORTFOLIO	CORPORATES - INVESTMENT GRADES	ASSET- BACKED SECURITIES	CMOS	COMMERCIAL MORTGAGE BACKED SECURITIES
Balance as of 9/30/09	$5,075,112	$16,246,024	$10,439,907	$1,949,321
Accrued discounts/premiums	1,910	3,074	(465)	(11)
Realized gain (loss)	18,078	(531,944)	(3,679,817)	—
Change in unrealized appreciation/depreciation	2,499	3,035,098	6,887,364	2,624,548
Net purchases (sales)	(5,097,599)	(9,581,002)	(9,448,006)	(956)
Transfers in to Level 3	—	—	—	1,816,830
Transfers out of Level 3	—	(2,548,622)	—	—

Balance as of 9/30/10	$—	$6,622,628	$4,198,983	$6,389,732

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$—	$1,429,747	$405,026	$2,624,548

	TOTAL
Balance as of 9/30/09	$33,710,364
Accrued discounts/premiums	4,508
Realized gain (loss)	(4,193,683)
Change in unrealized appreciation/depreciation	12,549,509
Net purchases (sales)	(24,127,563)
Transfers in to Level 3	1,816,830
Transfers out of Level 3	(2,548,622)

Balance as of 9/30/10	$17,211,343

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$4,459,321

*	The Portfolio held securities with zero market value at period end.
**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

62	Sanford C. Bernstein Fund, Inc.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

2010 Annual Report	63

Notes to Financial Statements (continued)

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, primarily due to sale of passive foreign investment companies, foreign currency gain (loss), paydown gain (loss), swap income (loss) and capital gain withholding tax is reflected as an adjustment to the components of capital as of September 30, 2010, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Tax-Managed International	$0	$2,135,170	$(2,135,170)
International	0	1,391,956	(1,391,956)
Emerging Markets	0	(3,740,824)	3,740,824
Intermediate Duration	0	10,789,672	(10,789,672)
U.S. Government Short Duration	0	416,315	(416,315)
Short Duration Diversified Municipal	0	0	0
Short Duration California Municipal	0	0	0
Short Duration New York Municipal	0	0	0
Diversified Municipal	0	729,464	(729,464)
California Municipal	0	0	0
New York Municipal	0	0	0
Short Duration Plus	0	1,298,827	(1,298,827)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

64	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal and Diversified Municipal			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%

During the year ended September 30, 2010, the Adviser reimbursed the Tax-Managed International Portfolio $395,945 for trading losses incurred due to trade entry errors. During the year ended September 30, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

2010 Annual Report	65

Notes to Financial Statements (continued)

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2010, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $17,946; International Portfolio, $25,782; Diversified Municipal Portfolio, $36,621; California Municipal Portfolio, $17,927; New York Municipal Portfolio, $21,654; and Short Duration Plus Portfolio, $45,897.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$228,225	$200,761	$476,298	$512,117	$760,822	$89,035
Class C	1,131,199	1,271,213	1,695,587	1,028,271	1,361,057	779,356

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the

66	Sanford C. Bernstein Fund, Inc.

“Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2010, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$348	$2,680	$102	$1,563
International	665	180	985	4,454
Diversified Municipal	3,208	17,970	776	10,832
California Municipal	29	1,282	1,284	4,942
New York Municipal	327	2,888	2,131	9,654
Short Duration Plus	8,219	11,240	9,232	8,070

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2010 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Tax-Managed International	$7,700,375	$0	$0
International	3,406,690	0	0
Emerging Markets	4,174,603	0	0

There were no brokerage commissions paid by Intermediate Duration, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal, New York Municipal and Short Duration Plus Portfolios for the year ended September 30, 2010.

2010 Annual Report	67

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2009 through September 30, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$4,110,444,437	$0	$4,426,042,326	$0
International	1,794,983,468	0	2,063,644,847	0
Emerging Markets	1,260,223,690	0	1,582,692,965	0
Intermediate Duration	1,084,477,140	3,699,130,722	1,472,775,095	3,101,836,659
U.S. Government Short Duration	0	308,310,156	7,259,886	328,232,571
Short Duration Diversified Municipal	290,432,564	22,878,715	111,553,270	8,202,078
Short Duration California Municipal	70,612,711	14,863,921	45,316,572	27,200,859
Short Duration New York Municipal	118,144,679	18,375,450	42,652,222	31,566,293
Diversified Municipal	1,106,216,138	463,750,493	772,658,937	360,594,395
California Municipal	354,151,265	48,597,317	415,829,356	48,579,048
New York Municipal	358,888,063	144,493,728	217,183,038	113,588,062
Short Duration Plus	108,855,169	605,175,954	181,934,666	414,777,631

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)	NET UNREALIZED APPRECIATION
Tax Managed International	$4,548,168,847	$542,539,305	$(308,621,997)	$233,917,308
International	1,998,708,125	247,854,926	(179,780,394)	68,074,532
Emerging Markets	1,479,719,740	486,957,682	(68,393,108)	418,564,574
Intermediate Duration	5,124,946,143	347,212,919	(106,406,281)	240,806,638
U.S. Government Short Duration	156,674,710	2,301,995	(47,800)	2,254,195
Short Duration Diversified Municipal	588,011,321	5,625,649	(2,994,460)	2,631,189
Short Duration California Municipal	142,633,330	1,278,090	(1,030,972)	247,118
Short Duration New York Municipal	268,386,923	2,691,153	(2,109,315)	581,838
Diversified Municipal	5,224,543,223	318,181,270	(62,030,069)	256,151,201
California Municipal	1,086,770,140	67,308,856	(15,417,242)	51,891,614
New York Municipal	1,844,281,856	114,207,165	(21,635,337)	92,571,828
Short Duration Plus	610,078,971	10,774,023	(10,212,934)	561,089

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these

68	Sanford C. Bernstein Fund, Inc.

instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Tax-Managed International and International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the year ended September 30, 2010, the Intermediate Duration and Short Duration Plus Portfolios entered into future contracts for hedging purposes. The Tax-Managed International, International and Intermediate Duration Portfolios entered into futures contracts to increase exposure to underlying asset classes.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

During the year ended September 30, 2010, the Tax-Managed International, International and Intermediate Duration Portfolios entered into foreign-currency exchange contracts for hedging purposes. The Tax-Managed International and International Portfolios also entered into foreign-currency exchange contracts to increase exposure to underlying asset classes.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of

2010 Annual Report	69

Notes to Financial Statements (continued)

assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Certain Portfolios may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended September 30, 2010, none of the Portfolios had transactions in written options.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate

70	Sanford C. Bernstein Fund, Inc.

swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the year ended September 30, 2010, the Intermediate Duration and Diversified Municipal Portfolios entered into interest rate swap contracts for hedging purposes. The Intermediate Duration Portfolio also entered into interest rate swap contracts to increase exposure to underlying asset classes.

The Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps:

Each Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended September 30, 2010, the Intermediate Duration Portfolio entered into credit default swap contracts for hedging purposes.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2010, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

2010 Annual Report	71

Notes to Financial Statements (continued)

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of a Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At September 30, 2010, the Portfolios had entered into the following derivatives:

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$107,068,081	Unrealized depreciation of forward currency exchange contracts	$67,818,493
Equity contracts			Margin owed to broker on futures contracts	271,040	*
Total		$107,068,081		$68,089,533

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$65,870,133	$4,662,193
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,833,358	(669,104)
Total		$67,703,491	$3,993,089

For the year ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,648,168,687 and average monthly original value of futures contracts was $21,707,600.

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$26,035,412		Unrealized depreciation of forward currency exchange contracts	$19,698,469
Equity contracts	Margin due from broker on futures contracts	121,964	*
Total		$26,157,376			$19,698,469

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

72	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$41,589,117	$(3,935,083)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transactions	761,162	(34,493)
Total		$42,350,279	$(3,969,576)

For the year ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,153,760,833 and average monthly original value of futures contracts was $10,703,629.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	$247,058
Interest rate contracts	Margin due from broker on futures contracts	$78,382	*
Total		$78,382			$247,058

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,682,844	$3,225,111
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	12,344,741	(10,938,593)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	11,947,473	(799,979)
Total		$26,975,058	$(8,513,461)

2010 Annual Report	73

Notes to Financial Statements (continued)

For the year ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $133,354,142, average monthly original value of futures contracts was $70,206,198 and average monthly notional amount of interest rate swaps was $229,846,154.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,046,106
Total		$1,046,106

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$729,463	$(229,387)
Total		$729,463	$(229,387)

For the year ended September 30, 2010, the average monthly notional amount of interest rate swap contracts was $22,255,000.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from broker on futures contracts	$137,199	*
Total		$137,199

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$(1,068,528)	$1,119,662
Total		$(1,068,528)	$1,119,662

For the year ended September 30, 2010, the average monthly original value of futures contracts was $220,241,671.

74	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the year ended September 30, 2010, the Portfolio had no transactions in dollar rolls.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2010, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio, U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio was $784,704, $2,855,774, and $2,534,000, respectively and the daily weighted average annualized interest rate was (0.77)%, (0.03)% and (0.02)%, respectively. During the period, the Portfolios received net interest payment from counterparties. As of September 30, 2010, the Portfolios did not have any reverse repurchase agreements.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

PORTFOLIO	2010	2009
Tax-Managed International
Distributions paid from:
Ordinary income	$97,127,671	$163,159,616

Total distributions paid	$97,127,671	$163,159,616

International
Distributions paid from:
Ordinary income	$44,379,989	$78,128,726

Total distributions paid	$44,379,989	$78,128,726

Emerging Markets
Distributions paid from:
Ordinary income	$13,973,462	$27,911,297
Net long-term capital gains	0	106,186,706

Total distributions paid	$13,973,462	$134,098,003

2010 Annual Report	75

Notes to Financial Statements (continued)

PORTFOLIO	2010	2009
Intermediate Duration
Distributions paid from:
Ordinary income	$217,135,550	$236,236,918
Net long-term capital gains	0	34,375,779

Total distributions paid	$217,135,550	$270,612,697

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$1,820,407	$3,290,394

Total distributions paid	$1,820,407	$3,290,394

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$717,811	$91,788

Total taxable distributions paid	717,811	91,788
Tax exempt distributions	8,481,264	9,313,707

Total distributions paid	$9,199,075	$9,405,495

Short Duration California Municipal
Distributions paid from:
Ordinary income	$174,663	$10,105
Net long-term capital gains	628,258	0

Total taxable distributions paid	802,921	10,105
Tax exempt distributions	1,950,307	3,185,583

Total distributions paid	$2,753,228	$3,195,688

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$295,194	$46,367

Total taxable distributions paid	295,194	46,367
Tax exempt distributions	4,294,334	4,449,900

Total distributions paid	$4,589,528	$4,496,267

Diversified Municipal
Distributions paid from:
Ordinary income	$4,790,016	$889,666
Net long-term capital gains	8,355,606	4,821,927

Total taxable distributions paid	13,145,622	5,711,593
Tax exempt distributions	163,704,473	162,877,328

Total distributions paid	$176,850,095	$168,588,921

76	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2010	2009
California Municipal
Distributions paid from:
Ordinary income	$350,567	$121,294
Net long-term capital gains	3,522,700	3,620,244

Total taxable distributions paid	3,873,267	3,741,538
Tax exempt distributions	38,950,534	41,687,842

Total distributions paid	$42,823,801	$45,429,380

New York Municipal
Distributions paid from:
Ordinary income	$1,263,287	$156,439
Net long-term capital gains	4,149,750	5,534,129

Total taxable distributions paid	5,413,037	5,690,568
Tax exempt distributions	56,178,752	56,702,141

Total distributions paid	$61,591,789	$62,392,709

Short Duration Plus
Distributions paid from:
Ordinary income	$10,324,416	$13,817,254

Total distributions paid	$10,324,416	$13,817,254

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	ORDINARY INCOME		LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$82,795,544		$0	$(2,086,637,819)	$235,320,519	$(1,768,521,756)
International	33,349,987		0	(1,089,002,755)	68,939,722	(986,713,046)
Emerging Markets	17,978,732		0	(179,860,695)	416,137,082	254,255,119
Intermediate Duration	63,222,028		0	0	240,811,360	304,033,388
U.S. Government Short Duration	445,398		258,435	0	2,254,195	2,958,028
Short Duration Diversified Municipal	187,516	(a)	144,841	0	2,631,189	2,963,546
Short Duration California Municipal	121,149	(a)	162,406	0	247,118	530,673
Short Duration New York Municipal	113,388	(a)	0	(93,302)	581,838	601,924
Diversified Municipal	6,750,770	(a)	25,809,804	0	257,098,639	289,659,213
California Municipal	1,021,614	(a)	11,629,683	0	51,891,614	64,542,911
New York Municipal	2,281,986	(a)	6,120,387	0	92,571,828	100,974,201
Short Duration Plus	129,277		0	(25,902,766)	561,089	(25,212,400)

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Short Duration Diversified Municipal	$187,516
Short Duration California Municipal	25,038
Short Duration New York Municipal	113,388
Diversified Municipal	4,976,589
California Municipal	1,021,614
New York Municipal	1,556,291

2010 Annual Report	77

Notes to Financial Statements (continued)

(b)	At September 30, 2010, the following Portfolios had capital loss carryforwards as shown below:

PORTFOLIO	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Tax-Managed International	$371,606,126	9/30/2017
Tax-Managed International	1,714,792,010	9/30/2018
International	153,736,112	9/30/2017
International	910,864,476	9/30/2018
Emerging Markets	179,860,695	9/30/2017
Short Duration New York Municipal	21,687	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016
Short Duration Plus	5,807,512	9/30/2017
Short Duration Plus	2,128,587	9/30/2018

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

At September 30, 2010, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2010:

PORTFOLIO	POST-OCTOBER CAPITAL LOSS DEFERRAL
International	$24,402,167
Short Duration Plus	2,056,487

During the year ended September 30, 2010, capital loss carryforwards were utilized by the Portfolios as shown below:

PORTFOLIO	CAPITAL LOSS CARRYFORWARD UTILIZED
Emerging Markets	$10,338,060
Intermediate Duration	30,234,034
U.S. Government Short Duration	292,397
Short Duration Diversified Municipal	55,544
Short Duration New York Municipal	598,056

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

78	Sanford C. Bernstein Fund, Inc.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of September 30, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $3,149,901 (32.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Derivatives Risk—All Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio’s investments or performance. The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Bond Insurer Risk—The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The purpose of the insurance is to reduce the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure

2010 Annual Report	79

Notes to Financial Statements (continued)

municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolio. The Portfolio is diversified by bond insurer, reducing the exposure to any single insurer. In addition, the Adviser believes that the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2010, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio; and 600 million to each of the six Overlay Portfolios, of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 of each Portfolio.

Share transactions for each Portfolio for the years ended September 30, 2010 and September 30, 2009, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Tax-Managed International Class Shares
Shares sold	48,526,828	120,401,912	$713,599,508	$1,419,398,879
Shares issued to shareholders on reinvestment of dividends and distributions	697,848	1,702,231	10,516,127	19,575,658
Shares redeemed	(79,048,522)	(137,898,817)	(1,145,727,264)	(1,640,551,888)

Net decrease	(29,823,846)	(15,794,674)	(421,611,629)	(201,577,351)
Beginning of period	348,833,048	364,627,722	6,919,040,621	7,120,617,972

End of period	319,009,202	348,833,048	$6,497,428,992	$6,919,040,621

80	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Class A Shares
Shares sold	18,745	107,982	$268,879	$1,236,344
Shares issued to shareholders on reinvestment of dividends and distributions	1,951	17,667	29,214	201,578
Shares converted from Class B	64	379	922	4,357
Shares redeemed	(58,582)	(422,866)	(841,626)	(4,809,839)

Net decrease	(37,822)	(296,838)	(542,611)	(3,367,560)
Beginning of period	258,994	555,832	8,844,930	12,212,490

End of period	221,172	258,994	$8,302,319	$8,844,930

Class B Shares
Shares sold	16	8,905	$236	$104,588
Shares issued to shareholders on reinvestment of dividends and distributions	132	425	1,961	4,836
Shares converted to Class A	(64)	(383)	(922)	(4,357)
Shares redeemed	(9,489)	(7,828)	(125,632)	(89,342)

Net increase (decrease)	(9,405)	1,119	(124,357)	15,725
Beginning of period	24,844	23,725	607,543	591,818

End of period	15,439	24,844	$483,186	$607,543

Class C Shares
Shares sold	11,454	26,602	$168,398	$310,932
Shares issued to shareholders on reinvestment of dividends and distributions	637	2,474	9,470	28,102
Shares redeemed	(10,354)	(74,918)	(149,009)	(881,685)

Net increase (decrease)	1,737	(45,842)	28,859	(542,651)
Beginning of period	117,187	163,029	3,760,272	4,302,923

End of period	118,924	117,187	$3,789,131	$3,760,272

2010 Annual Report	81

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the Tax-Managed International Portfolio received $1,597,844 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
International Class Shares
Shares sold	20,972,377	54,387,298	$305,778,982	$647,222,578
Shares issued to shareholders on reinvestment of dividends	471,834	1,291,096	7,039,767	14,912,176
Shares redeemed	(41,589,889)	(66,889,181)	(598,013,652)	(779,394,610)

Net decrease	(20,145,678)	(11,210,787)	(285,194,903)	(117,259,856)
Beginning of period	157,671,155	168,881,942	3,315,871,730	3,433,131,586

End of period	137,525,477	157,671,155	$3,030,676,827	$3,315,871,730

Class A Shares
Shares sold	131,026	553,190	$1,906,393	$6,492,843
Shares issued to shareholders on reinvestment of dividends	12,618	53,986	187,625	621,380
Shares converted from Class B	8,082	12,181	118,075	142,852
Shares redeemed	(722,312)	(1,270,325)	(10,160,335)	(14,856,486)

Net decrease	(570,586)	(650,968)	(7,948,242)	(7,599,411)
Beginning of period	1,334,988	1,985,956	37,248,103	44,847,514

End of period	764,402	1,334,988	$29,299,861	$37,248,103

Class B Shares
Shares sold	11,494	18,355	$163,006	$222,557
Shares issued to shareholders on reinvestment of dividends	854	2,908	12,641	33,359
Shares converted to Class A	(8,153)	(12,290)	(118,075)	(142,852)
Shares redeemed	(32,635)	(44,069)	(465,490)	(532,668)

Net decrease	(28,440)	(35,096)	(407,918)	(419,604)
Beginning of period	134,508	169,604	3,461,854	3,881,458

End of period	106,068	134,508	$3,053,936	$3,461,854

Class C Shares
Shares sold	52,561	165,187	$776,889	$1,956,518
Shares issued to shareholders on reinvestment of dividends	4,515	16,320	66,919	187,352
Shares redeemed	(209,157)	(465,574)	(3,006,898)	(5,493,929)

Net decrease	(152,081)	(284,067)	(2,163,090)	(3,350,059)
Beginning of period	708,077	992,144	20,588,823	23,938,882

End of period	555,996	708,077	$18,425,733	$20,588,823

82	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Shares sold	7,912,379	15,952,665	99,302,892	117,755,861
Shares issued to shareholders on reinvestment of dividends and distributions	449,851	8,866,782	2,481,765	6,833,611
Shares redeemed	(20,538,966)	(26,833,619)	(101,212,118)	(143,533,573)

Net increase (decrease) in shares outstanding	(12,176,736)	(2,014,172)	572,539	(18,944,101)
Shares outstanding at beginning of period	73,099,581	75,113,753	379,797,958	398,742,059

Shares outstanding at end of period	60,922,845	73,099,581	380,370,497	379,797,958

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Shares sold	8,781,519	15,042,245	46,433,475	37,212,638
Shares issued to shareholders on reinvestment of dividends	77,848	155,018	436,664	391,316
Shares redeemed	(9,815,842)	(10,903,313)	(36,363,863)	(27,768,247)

Net increase (decrease) in shares outstanding	(956,475)	4,293,950	10,506,276	9,835,707
Shares outstanding at beginning of period	13,603,466	9,309,516	36,072,833	26,237,126

Shares outstanding at end of period	12,646,991	13,603,466	46,579,109	36,072,833

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Shares sold	9,894,678	8,020,136	16,777,876	17,886,923
Shares issued to shareholders on reinvestment of dividends and distributions	163,627	168,944	203,329	206,404
Shares redeemed	(7,198,414)	(10,860,456)	(13,879,572)	(12,454,759)

Net increase (decrease) in shares outstanding	2,859,891	(2,671,376)	3,101,633	5,638,568
Shares outstanding at beginning of period	8,599,982	11,271,358	18,690,694	13,052,126

Shares outstanding at end of period	11,459,873	8,599,982	21,792,327	18,690,694

2010 Annual Report	83

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Municipal Class Shares
Shares sold	105,428,472	114,007,924	$1,528,297,377	$1,608,880,194
Shares issued to shareholders on reinvestment of dividends and distributions	2,577,871	2,384,422	37,423,795	33,529,930
Shares redeemed	(100,325,024)	(143,121,128)	(1,457,584,270)	(2,005,188,579)

Net increase (decrease)	7,681,319	(26,728,782)	108,136,902	(362,778,455)
Beginning of period	340,110,345	366,839,127	4,744,481,162	5,107,259,617

End of period	347,791,664	340,110,345	$4,852,618,064	$4,744,481,162

Class A Shares
Shares sold	19,389,991	5,632,414	$282,113,041	$79,699,152
Shares issued to shareholders on reinvestment of dividends and distributions	303,563	109,392	4,420,151	1,547,978
Shares converted from Class B	124,144	510,274	1,793,372	7,210,904
Shares redeemed	(4,257,420)	(1,725,381)	(61,794,167)	(24,328,771)

Net increase	15,560,278	4,526,699	226,532,397	64,129,263
Beginning of period	7,895,945	3,369,246	112,737,667	48,608,404

End of period	23,456,223	7,895,945	$339,270,064	$112,737,667

Class B Shares
Shares sold	33,404	102,114	$485,262	$1,423,986
Shares issued to shareholders on reinvestment of dividends and distributions	2,553	9,882	37,040	138,691
Shares converted to Class A	(124,126)	(510,222)	(1,793,372)	(7,210,904)
Shares redeemed	(35,599)	(217,609)	(516,543)	(3,059,688)

Net decrease	(123,768)	(615,835)	(1,787,613)	(8,707,915)
Beginning of period	229,208	845,043	3,948,656	12,656,571

End of period	105,440	229,208	$2,161,043	$3,948,656

Class C Shares
Shares sold	4,068,799	1,211,019	$59,251,529	$17,072,801
Shares issued to shareholders on reinvestment of dividends and distributions	66,331	40,984	965,443	578,247
Shares redeemed	(729,063)	(442,798)	(10,600,123)	(6,244,957)

Net increase	3,406,067	809,205	49,616,849	11,406,091
Beginning of period	3,168,646	2,359,441	45,565,978	34,159,887

End of period	6,574,713	3,168,646	$95,182,827	$45,565,978

84	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Municipal Class Shares
Shares sold	19,538,019	22,385,024	$283,351,499	$315,571,544
Shares issued to shareholders on reinvestment of dividends and distributions	750,230	781,923	10,888,815	10,954,283
Shares redeemed	(25,308,639)	(41,466,145)	(368,505,763)	(582,613,990)

Net decrease	(5,020,390)	(18,299,198)	(74,265,449)	(256,088,163)
Beginning of period	79,356,939	97,656,137	1,115,831,938	1,371,920,101

End of period	74,336,549	79,356,939	$1,041,566,489	$1,115,831,938

Class A Shares
Shares sold	1,952,019	1,430,823	$28,357,175	$20,172,080
Shares issued to shareholders on reinvestment of dividends and distributions	52,751	46,547	766,988	656,260
Shares converted from Class B	87,742	248,877	1,273,307	3,513,564
Shares redeemed	(1,554,344)	(1,035,963)	(22,477,316)	(14,601,764)

Net increase	538,168	690,284	7,920,154	9,740,140
Beginning of period	2,826,321	2,136,037	40,724,021	30,983,881

End of period	3,364,489	2,826,321	$48,644,175	$40,724,021

Class B Shares
Shares sold	1,207	6,790	$17,716	$94,974
Shares issued to shareholders on reinvestment of dividends and distributions	971	4,505	14,059	63,062
Shares converted to Class A	(87,728)	(248,826)	(1,273,307)	(3,513,564)
Shares redeemed	(10,071)	(90,586)	(146,027)	(1,266,667)

Net decrease	(95,621)	(328,117)	(1,387,559)	(4,622,195)
Beginning of period	128,720	456,837	2,288,041	6,910,236

End of period	33,099	128,720	$900,482	$2,288,041

Class C Shares
Shares sold	344,757	265,539	$5,013,991	$3,741,394
Shares issued to shareholders on reinvestment of dividends and distributions	22,502	21,852	327,183	307,302
Shares redeemed	(197,541)	(248,485)	(2,876,943)	(3,523,924)

Net increase	169,718	38,906	2,464,231	524,772
Beginning of period	1,286,199	1,247,293	18,669,669	18,144,897

End of period	1,455,917	1,286,199	$21,133,900	$18,669,669

2010 Annual Report	85

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Municipal Class Shares
Shares sold	30,550,601	30,272,218	$436,089,944	$419,659,195
Shares issued to shareholders on reinvestment of dividends and distributions	1,091,697	1,351,313	15,595,558	18,543,632
Shares redeemed	(29,347,757)	(47,303,139)	(419,965,572)	(649,669,275)

Net increase (decrease)	2,294,541	(15,679,608)	31,719,930	(211,466,448)
Beginning of period	117,882,498	133,562,106	1,618,242,446	1,829,708,894

End of period	120,177,039	117,882,498	$1,649,962,376	$1,618,242,446

Class A Shares
Shares sold	7,641,772	2,175,967	$109,324,450	$30,205,332
Shares issued to shareholders on reinvestment of dividends and distributions	158,708	73,270	2,272,421	1,011,822
Shares converted from Class B	139,872	517,745	1,998,909	7,182,857
Shares redeemed	(1,520,110)	(897,051)	(21,721,363)	(12,398,895)

Net increase	6,420,242	1,869,931	91,874,417	26,001,116
Beginning of period	4,701,298	2,831,367	66,007,693	40,006,577

End of period	11,121,540	4,701,298	$157,882,110	$66,007,693

Class B Shares
Shares sold	5,956	26,340	$85,061	$359,331
Shares issued to shareholders on reinvestment of dividends and distributions	2,975	13,293	42,392	182,076
Shares converted to Class A	(139,907)	(517,944)	(1,998,909)	(7,182,857)
Shares redeemed	(30,826)	(159,047)	(439,734)	(2,189,314)

Net decrease	(161,802)	(637,358)	(2,311,190)	(8,830,764)
Beginning of period	238,838	876,196	4,210,614	13,041,378

End of period	77,036	238,838	$1,899,424	$4,210,614

Class C Shares
Shares sold	2,542,756	1,010,061	$36,388,813	$14,093,353
Shares issued to shareholders on reinvestment of dividends and distributions	53,077	27,421	759,711	378,587
Shares redeemed	(401,425)	(181,570)	(5,745,437)	(2,502,185)

Net increase	2,194,408	855,912	31,403,087	11,969,755
Beginning of period	2,151,218	1,295,306	30,879,897	18,910,142

End of period	4,345,626	2,151,218	$62,282,984	$30,879,897

86	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Short Duration Plus Class Shares
Shares sold	31,128,348	24,658,313	$366,959,735	$280,996,647
Shares issued to shareholders on reinvestment of dividends	303,747	404,163	3,578,772	4,592,875
Shares redeemed	(23,010,588)	(20,884,914)	(271,221,074)	(237,524,464)

Net increase	8,421,507	4,177,562	99,317,433	48,065,058
Beginning of period	36,420,825	32,243,263	454,461,097	406,396,039

End of period	44,842,332	36,420,825	$553,778,530	$454,461,097

Class A Shares
Shares sold	2,704,783	3,105,121	$31,861,763	$35,284,027
Shares issued to shareholders on reinvestment of dividends	70,045	99,964	825,215	1,137,818
Shares converted from Class B	155,146	222,752	1,831,735	2,556,007
Shares redeemed	(2,064,755)	(1,719,891)	(24,345,665)	(19,478,973)

Net increase	865,219	1,707,946	10,173,048	19,498,879
Beginning of period	4,605,222	2,897,276	58,205,304	38,706,425

End of period	5,470,441	4,605,222	$68,378,352	$58,205,304

Class B Shares
Shares sold	158,256	632,858	$1,866,889	$7,166,342
Shares issued to shareholders on reinvestment of dividends	4,681	16,163	55,022	183,557
Shares converted to Class A	(155,182)	(222,793)	(1,831,735)	(2,556,007)
Shares redeemed	(224,684)	(457,486)	(2,642,612)	(5,198,715)

Net decrease	(216,929)	(31,258)	(2,552,436)	(404,823)
Beginning of period	765,391	796,649	10,866,973	11,271,796

End of period	548,462	765,391	$8,314,537	$10,866,973

Class C Shares
Shares sold	799,656	1,948,852	$9,420,502	$22,143,376
Shares issued to shareholders on reinvestment of dividends	16,604	40,527	195,203	460,407
Shares redeemed	(705,885)	(1,237,974)	(8,316,402)	(14,076,176)

Net increase	110,375	751,405	1,299,303	8,527,607
Beginning of period	2,164,156	1,412,751	27,082,916	18,555,309

End of period	2,274,531	2,164,156	$28,382,219	$27,082,916

2010 Annual Report	87

Notes to Financial Statements (continued)

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2010.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Subsequent Events

On October 21, 2010, the Board of Directors of the Fund approved an amended Investment Management Agreement for an additional annual term, which revised the fees payable by the Fund to the Adviser on behalf of the Diversified Municipal Portfolio as set forth below:

FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
0.500%	0.450%	0.400%	0.35%	0.300%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

88	Sanford C. Bernstein Fund, Inc.

Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2010. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Intermediate Duration	65.64%
U.S. Government Short Duration	89.88%
Short Duration Plus	91.09%

For the taxable year ended September 30, 2010, each Portfolio designates the following amounts as capital gain dividends and exempt-interest dividends. Additionally, for individual shareholders each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income.

PORTFOLIO	CAPITAL GAIN DIVIDENDS	EXEMPT- INTEREST DIVIDENDS	QUALIFIED DIVIDEND INCOME
Tax-Managed International	$–0–	$–0–	$132,734,021
International	–0–	–0–	58,805,146
Emerging Markets	–0–	–0–	26,754,368
Short Duration Diversified Municipal	–0–	8,481,264	–0–
Short Duration California Municipal	628,258	1,950,307	–0–
Short Duration New York Municipal	–0–	4,294,334	–0–
Diversified Municipal	8,355,606	163,704,473	–0–
California Municipal	3,522,700	38,950,534	–0–
New York Municipal	4,149,750	56,178,752	–0–

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2010, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
Tax-Managed International	$12,441,924	$145,397,790
International	5,580,649	50,451,216
Emerging Markets	8,742,585	50,987,578

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

2010 Annual Report	89

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Member of the Nominating, Governance and Compensation Committee.

** AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

90	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2005. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 70 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡** 65 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

2010 Annual Report	91

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 57 (1994)	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson,‡ 61 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf,‡** 69 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

*There is no stated term of office for the Directors.

†Ms. Lob is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Valuation Committee.

**Member of the Nominating, Governance and Compensation Committee.

92	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 56	President	See biography under Directors’ Information.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2005.

* The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

2010 Annual Report	93

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.______2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

1 It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

3 Jones v. Harris at 11.

94	Sanford C. Bernstein Fund, Inc.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio[5]	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

PORTFOLIO	09/30/10 NET ASSETS ($MM)	09/30/09 NET ASSETS ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

5 As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

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PORTFOLIO	09/30/10 NET ASSETS ($MM)	09/30/09 NET ASSETS ($MM)
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule

PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

PORTFOLIO	TOTAL EXPENSE RATIO 10/1/09-3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13% 1.76% 2.50% 2.47%

International Portfolio	Private Client Class A Class B Class C	1.17% 1.55% 2.33% 2.27%

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61% 0.96% 1.71% 1.67%

Intermediate Duration Portfolio	Private Client	0.56%

6 Annualized.

96	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	TOTAL EXPENSE RATIO 10/1/09-3/31/10
Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62% 0.87% 1.60% 1.58%

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56% 0.80% 1.54% 1.50%

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61% 0.86% 1.59% 1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

7 It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

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PORTFOLIO	NET ASSETS 09/30/10 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

8 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

98	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/10 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

9 Group peers selected by Lipper from the 2010 Lipper 15(c) Report. See pages 23-24 for additional information regarding Lipper.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

10 The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

100	Sanford C. Bernstein Fund, Inc.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

	Client #2	0.600% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.450% on the next $500 million 0.40% on the balance	0.557

	Client #3	0.60% of average daily net assets	0.600

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13 The ITM fund is privately placed or institutional.

14 The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

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PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio (continued)	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

	Client #6	0.50% of average daily net assets	0.500

	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360	0.886

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/– Performance Fee	0.199[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

	Client #16	0.475% of average daily net assets	0.475

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

15 Excludes the performance based fee.

102	Sanford C. Bernstein Fund, Inc.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

16 It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

19 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

PORTFOLIO	EXPENSE RATIO (%)[23]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

22 To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

23 The expense ratios are for the most recently completed fiscal year Private Client Class.

24 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

104	Sanford C. Bernstein Fund, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

NET ASSETS 09/30/10 ($MM)
PORTFOLIO	TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

2010 Annual Report	105

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

106	Sanford C. Bernstein Fund, Inc.

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	5.18	7.75	6.65	10/12	187/283
	3 year	-18.03	-13.60	-12.91	11/12	217/219
	5 year	-2.05	0.71	1.63	10/10	177/177
	10 year	1.52	0.29	0.46	3/8	30/98

26 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27 The Deli study was originally published in 2002 based on 1997 data.

28 The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

29 The Portfolios’ PGs/Pus may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

2010 Annual Report	107

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
International Portfolio	1 year	4.83	7.86	6.65	7/8	215/283
	3 year	-17.81	-14.15	-12.91	7/8	215/219
	5 year	-1.84	0.65	1.63	6/7	173/177
	10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio	1 year	23.95	24.24	23.84	10/15	142/291
	3 year	-4.63	-4.60	-2.70	8/14	121/183
	5 year	11.23	12.72	12.59	13/14	103/132
	10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio	1 year	3.60	3.86	4.13	9/15	48/68
	3 year	4.56	5.22	5.19	12/15	44/64
	5 year	4.22	4.64	4.64	13/15	44/61
	10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio	1 year	6.58	7.70	7.14	16/19	115/176
	3 year	2.89	5.19	4.95	18/19	131/158
	5 year	3.40	4.85	4.74	17/18	107/125
	10 year	4.21	4.89	4.84	14/15	65/78

Intermediate Duration Portfolio	1 year	15.95	15.05	13.49	7/15	123/419
	3 year	8.03	7.13	7.76	5/15	151/344
	5 year	6.18	5.73	5.96	4/13	106/278
	10 year	6.57	6.92	6.82	8/10	115/174

Short Duration California Municipal Portfolio	1 year	3.24	6.13	4.86	6/7	13/14
	3 year	3.98	4.88	4.01	6/7	8/13
	5 year	3.58	4.10	4.13	5/6	7/8
	10 year	3.46	4.56	4.56	4/4	6/6

Short Duration Diversified Municipal Portfolio	1 year	3.23	4.29	4.14	11/15	36/56
	3 year	3.94	4.12	3.99	11/14	27/46
	5 year	3.62	3.75	3.71	10/14	26/43
	10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio	1 year	2.86	4.38	6.00	4/4	6/6
	3 year	3.82	4.78	5.04	4/4	6/6
	5 year	3.52	3.63	4.19	3/3	5/5
	10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio	1 year	8.74	9.33	9.03	3/4	15/25
	3 year	5.64	5.33	5.30	2/4	7/23
	5 year	4.43	4.32	4.39	2/4	4/23
	10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio	1 year	7.30	9.01	8.80	10/11	84/99
	3 year	5.82	5.75	5.82	3/11	43/87
	5 year	4.49	4.50	4.61	7/11	52/74
	10 year	5.06	5.39	5.44	9/9	46/50

New York Municipal Portfolio	1 year	7.53	8.00	7.73	3/4	13/19
	3 year	5.82	5.87	5.90	4/4	13/17
	5 year	4.52	4.51	4.53	2/4	10/17
	10 year	5.06	5.29	5.43	2/2	11/12

108	Sanford C. Bernstein Fund, Inc.

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	PERIODS ENDING JUNE 30, 2010 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

31 The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33 Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

2010 Annual Report	109

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

110	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0910

Sanford C. Bernstein Fund, Inc.

September 30, 2010

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%
Financials–21.3%
Capital Markets–2.1%
Credit Suisse Group AG	1,065,163	$45,379,410
Deutsche Bank AG	375,000	20,529,346
Julius Baer Group Ltd.	15,183	553,082
Macquarie Group Ltd.	314,805	11,046,019
Man Group PLC	7,709,441	26,563,551

		104,071,408

Commercial Banks–8.1%
Australia & New Zealand Banking Group Ltd.	695,100	15,918,810
Banco Santander SA	2,891,797	36,703,431
Barclays PLC	7,460,300	35,065,547
BNP Paribas	629,698	44,942,337
Danske Bank A/S(a)	977,800	23,473,400
DnB NOR ASA	537,400	7,335,814
Mitsubishi UFJ Financial Group, Inc.	1,747,500	8,113,464
National Australia Bank Ltd.	1,593,821	39,053,626
National Bank of Canada	334,700	21,121,655
Royal Bank of Scotland Group PLC(a)	109,852	81,483
Societe Generale	478,363	27,660,325
Standard Chartered PLC	2,545,451	73,091,309
Sumitomo Mitsui Financial Group, Inc.	840,900	24,505,402
UniCredit SpA	13,900,675	35,598,330

		392,664,933

Consumer Finance–0.5%
ORIX Corp.	307,210	23,513,212

Diversified Financial Services–1.6%
Hong Kong Exchanges and Clearing Ltd.	2,699,100	53,063,678
IG Group Holdings PLC	2,830,553	22,131,456

		75,195,134

Insurance–4.8%
Admiral Group PLC	2,245,907	58,856,394
Allianz SE	393,000	44,400,074
Aviva PLC	4,186,000	26,239,854
Muenchener Rueckversicherungs AG (MunichRe)	166,300	23,029,532
Old Mutual PLC	12,124,782	26,461,642
Prudential PLC	5,398,100	53,942,425

		232,929,921

Company	Shares	U.S. $ Value

Real Estate Management & Development–4.2%
CapitaLand Ltd.	15,474,000	$47,753,922
CapitaMalls Asia Ltd.	3,769,000	6,193,349
Daito Trust Construction Co., Ltd.	212,600	12,701,768
Hang Lung Group Ltd.	1,749,200	11,405,697
Hang Lung Properties Ltd.	13,311,000	64,565,966
Lend Lease Group	973,000	7,169,019
Mitsui Fudosan Co., Ltd.	1,646,000	27,772,060
New World Development Ltd.	5,027,354	10,073,202
Sumitomo Realty & Development Co., Ltd.	745,000	15,419,776

		203,054,759

		1,031,429,367

Consumer Discretionary–14.6%
Automobiles–2.0%
Bayerische Motoren Werke AG	635,400	44,569,656
Nissan Motor Co., Ltd.	4,331,200	37,930,111
Renault SA(a)	261,400	13,472,707

		95,972,474

Distributors–1.8%
Li & Fung Ltd.	16,046,000	90,298,879

Hotels, Restaurants & Leisure–0.8%
Carnival PLC	452,147	17,831,653
Shangri-La Asia Ltd.	2,846,000	6,463,809
Thomas Cook Group PLC	2,253,000	6,089,851
TUI Travel PLC	2,490,300	8,388,673

		38,773,986

Household Durables–1.4%
Electrolux AB	328,600	8,101,298
Sharp Corp.	3,230,000	32,196,667
Sony Corp.	854,900	26,392,166

		66,690,131

Leisure Equipment & Products–0.1%
Namco Bandai Holdings, Inc.	392,500	3,637,578

Media–2.0%
Jupiter Telecommunications Co., Ltd.	15,387	16,613,315
Lagardere SCA	607,300	23,775,745
Publicis Groupe SA	524,900	24,951,104
Vivendi SA	1,151,500	31,560,634

		96,900,798

Multiline Retail–0.8%
Marks & Spencer Group PLC	4,265,700	26,055,885
PPR	67,400	10,934,955

		36,990,840

Specialty Retail–4.2%
Esprit Holdings Ltd.	3,306,134	17,885,586
Fast Retailing Co., Ltd.	207,800	29,271,781
Hennes & Mauritz AB–Class B	1,666,400	60,477,322

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Inditex SA	829,060	$65,906,833
Yamada Denki Co., Ltd.	502,880	31,229,283

		204,770,805

Textiles, Apparel & Luxury Goods–1.5%
Asics Corp.	740,000	7,553,629
Cie Financiere Richemont SA	955,239	46,089,167
LVMH Moet Hennessy Louis Vuitton SA	97,000	14,247,212
Yue Yuen Industrial Holdings Ltd.	2,015,000	7,426,455

		75,316,463

		709,351,954

Consumer Staples–12.5%
Beverages–2.2%
Anheuser-Busch InBev NV	1,482,910	87,297,801
Asahi Breweries Ltd.	898,400	17,995,345

		105,293,146

Food & Staples Retailing–3.4%
Aeon Co., Ltd.	1,978,900	21,215,877
Casino Guichard Perrachon SA	81,294	7,449,048
Delhaize Group SA	297,040	21,583,453
Koninklijke Ahold NV	595,700	8,040,045
Olam International Ltd.	12,479,000	30,920,288
Tesco PLC	11,297,438	75,360,651

		164,569,362

Household Products–1.7%
Reckitt Benckiser Group PLC	1,517,220	83,564,575

Tobacco–5.2%
British American Tobacco PLC	2,610,281	97,482,849
Imperial Tobacco Group PLC	2,432,100	72,551,210
Japan Tobacco, Inc.	24,389	81,265,618

		251,299,677

		604,726,760

Industrials–11.8%
Aerospace & Defense–0.8%
BAE Systems PLC	4,703,200	25,326,765
Bombardier, Inc.–Class B	2,179,800	10,698,795
Rolls-Royce Group PLC(a)	493,842	4,690,198

		40,715,758

Air Freight & Logistics–0.4%
Kuehne & Nagel International AG	149,543	17,971,574

Building Products–0.4%
Asahi Glass Co., Ltd.	2,081,000	21,223,382
Cie de St-Gobain	2,337	104,431

		21,327,813

Company	Shares	U.S. $ Value

Commercial Services & Supplies–2.9%
Aggreko PLC	992,700	$24,520,784
G4S PLC	11,603,109	46,505,687
Rentokil Initial PLC(a)	7,348,500	11,894,696
Serco Group PLC	5,734,016	55,426,638

		138,347,805

Construction & Engineering–0.4%
Bouygues SA	492,200	21,205,675

Electrical Equipment–0.7%
Vestas Wind Systems A/S(a)	930,431	35,059,562

Machinery–0.5%
Atlas Copco AB–Class A	714,400	13,816,952
Vallourec SA	108,652	10,805,627

		24,622,579

Professional Services–2.9%
Capita Group PLC (The)	6,882,100	85,039,036
Intertek Group PLC	458,268	13,200,164
Randstad Holding NV(a)	568,857	25,845,860
SGS SA	11,312	18,289,546

		142,374,606

Road & Rail–0.8%
DSV A/S	1,297,288	26,389,794
East Japan Railway Co.	167,200	10,101,939

		36,491,733

Trading Companies & Distributors–2.0%
ITOCHU Corp.	2,752,000	25,188,754
Mitsubishi Corp.	1,196,000	28,415,901
Mitsui & Co., Ltd.	1,669,500	24,823,684
Noble Group Ltd.	4,464,818	6,416,657
Travis Perkins PLC(a)	787,100	10,425,648

		95,270,644

		573,387,749

Materials–10.9%
Chemicals–3.3%
Agrium, Inc.	227,300	17,054,680
Air Water, Inc.	855,000	10,161,887
Arkema SA	219,500	11,216,137
Incitec Pivot Ltd.	3,482,082	12,121,113
Israel Chemicals Ltd.	3,548,652	49,834,275
K&S AG	877,883	52,516,610
Nippon Shokubai Co., Ltd.	795,000	6,920,225

		159,824,927

Construction Materials–0.7%
CRH PLC	395,500	6,521,277
CRH PLC (London)	1,716,258	28,322,907

		34,844,184

2	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Company	Shares	U.S. $ Value

Metals & Mining–6.9%
Agnico-Eagle Mines Ltd.	543,000	$38,569,290
ArcelorMittal (Euronext Amsterdam)	1,014,848	33,480,414
BHP Billiton Ltd.	462,700	17,636,939
BHP Billiton PLC	1,170,713	37,336,887
JFE Holdings, Inc.	605,200	18,515,588
Kazakhmys PLC	647,200	14,764,407
Lundin Mining Corp.(a)	1,934,200	9,662,540
Mitsubishi Materials Corp.(a)	3,476,000	9,994,871
Rio Tinto PLC	857,500	50,235,265
ThyssenKrupp AG	792,100	25,825,182
Xstrata PLC	4,220,610	80,847,007

		336,868,390

		531,537,501

Energy–9.2%
Energy Equipment & Services–3.1%
AMEC PLC	2,654,400	41,147,278
Petrofac Ltd.	2,273,200	49,014,589
Saipem SpA	651,200	26,173,367
Technip SA	410,300	33,062,014

		149,397,248

Oil, Gas & Consumable Fuels–6.1%
Afren PLC(a)	8,469,162	14,737,663
BP PLC	7,492,100	51,261,435
ENI SpA	1,669,640	36,076,507
Nexen, Inc. (Toronto)	1,208,352	24,310,318
OMV AG	451,700	16,921,802
Penn West Energy Trust	1,336,032	26,775,177
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,534,116	76,701,341
Suncor Energy, Inc. (Toronto)	1,600,460	52,109,447

		298,893,690

		448,290,938

Health Care–6.2%
Health Care Equipment & Supplies–0.5%
Alcon, Inc.	145,600	24,284,624

Life Sciences Tools & Services–0.5%
QIAGEN NV(a)	1,282,277	22,942,062

Pharmaceuticals–5.2%
AstraZeneca PLC	855,400	43,420,480
Bayer AG	594,000	41,401,836
Novartis AG	765,930	44,085,332
Novo Nordisk A/S–Class B	234,877	23,242,940
Sanofi-Aventis SA	581,573	38,712,849
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,158,100	61,089,775

		251,953,212

		299,179,898

Company	Shares	U.S. $ Value

Information Technology–5.0%
Computers & Peripherals–1.4%
Logitech International SA(a)	2,063,142	$36,021,336
Toshiba Corp.	6,398,000	30,940,778

		66,962,114

Electronic Equipment, Instruments & Components–0.5%
Hirose Electric Co. Ltd.	38,800	3,917,678
Hitachi High-Technologies Corp.	385,500	7,126,472
Keyence Corp.	49,200	10,728,888

		21,773,038

Internet Software & Services–0.7%
Telecity Group PLC(a)	205,004	1,595,271
Yahoo! Japan Corp.	96,299	33,276,224

		34,871,495

IT Services–0.5%
Amadeus IT Holding SA(a)	698,201	12,822,651
Cap Gemini SA	247,800	12,440,957

		25,263,608

Office Electronics–0.2%
Konica Minolta Holdings, Inc.	1,107,000	10,850,330

Software–1.7%
Autonomy Corp. PLC(a)	912,597	26,005,869
Konami Corp.	354,000	6,249,682
Nintendo Co., Ltd.	86,200	21,620,060
SAP AG	545,800	26,994,538

		80,870,149

		240,590,734

Telecommunication Services–4.3%
Diversified Telecommunication Services–3.1%
France Telecom SA	1,279,400	27,671,335
Nippon Telegraph & Telephone Corp.	706,600	30,950,649
Telecom Corp. of New Zealand Ltd.	9,141,844	13,702,401
Telecom Italia SpA (ordinary shares)	15,793,600	22,124,703
Telecom Italia SpA (savings shares)	11,715,800	13,220,545
Telefonica SA	1,039,200	25,794,104
Telstra Corp. Ltd.	6,384,100	16,193,077

		149,656,814

Wireless Telecommunication Services–1.2%
KDDI Corp.	2,516	12,028,147
Vodafone Group PLC	19,919,300	49,147,956

		61,176,103

		210,832,917

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares

Utilities–2.3%
Electric Utilities–1.7%
E.ON AG	1,280,300	$37,757,850
EDF SA	502,400	21,686,782
Tokyo Electric Power Co., Inc. (The)	939,400	22,944,456

		82,389,088

Gas Utilities–0.4%
Tokyo Gas Co., Ltd.	3,953,000	17,978,190

Multi-Utilities–0.2%
RWE AG	159,340	10,761,059

		111,128,337

Total Common Stocks (cost $4,470,530,695)		4,760,456,155

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.5%
Repurchase Agreements–0.5%
State Street Bank & Trust Co.	21,630	$21,630,000
0.01%, dated 9/30/10 due 10/01/10 in the amount of $21,630,006 (collateralized by $21,460,000 U.S. Treasury Note, 1.375%-2.125%, due 5/15/13-5/31/15, value $22,063,500) (cost $21,630,000)
Total Investments—98.6% (cost $4,492,160,695)		4,782,086,155

Other assets less liabilities—1.4%		69,057,591

Net Assets—100.0%		$4,851,143,746

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	320	December 2010	$12,215,294	$11,944,254	$(271,040)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America N.A.:
Swedish Krona	Settling 10/15/10	446,738	$60,772,412	$66,259,325	$5,486,913
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 10/15/10	29,762	28,268,035	28,917,280	649,245
New Zealand Dollar	Settling 10/15/10	162,178	114,223,587	118,885,662	4,662,075
New Zealand Dollar	Settling 10/15/10	50,824	35,661,677	37,256,872	1,595,195
BNP Paribas SA:
Norwegian Krone	Settling 10/15/10	556,767	86,992,125	94,615,118	7,622,993
Swedish Krona	Settling 10/15/10	696,406	92,750,253	103,289,604	10,539,351
Credit Suisse London Branch (GFX):
British Pound	Settling 10/15/10	63,971	95,646,241	100,484,060	4,837,819
Norwegian Krone	Settling 10/15/10	891,028	136,611,330	151,418,313	14,806,983
Swiss Franc	Settling 1/18/11	87,611	85,824,225	89,252,977	3,428,752
Deutsche Bank AG London:
Canadian Dollar	Settling 10/15/10	20,265	19,647,670	19,689,828	42,158
Euro	Settling 10/15/10	103,599	138,704,557	141,219,972	2,515,415
Swedish Krona	Settling 10/15/10	471,542	63,021,670	69,938,206	6,916,536
Swiss Franc	Settling 10/15/10	69,436	65,564,421	70,669,131	5,104,710
Goldman Sachs International:
Australian Dollar	Settling 10/15/10	51,726	46,137,523	49,935,359	3,797,836
British Pound	Settling 10/15/10	92,293	142,360,107	144,971,555	2,611,448
Euro	Settling 10/15/10	25,498	33,013,535	34,757,351	1,743,816
Japanese Yen	Settling 10/15/10	11,493,915	125,541,095	137,697,531	12,156,436
HSBC Bank USA:
Swiss Franc	Settling 10/15/10	101,687	99,002,064	103,492,884	4,490,820
Royal Bank of Scotland PLC:
Canadian Dollar	Settling 10/15/10	15,000	14,187,483	14,574,262	386,779

4	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
UBS AG:
Australian Dollar	Settling 10/15/10	83,581	$73,033,078	$80,687,608	$7,654,530
Japanese Yen	Settling 10/15/10	5,214,255	58,977,446	62,466,970	3,489,524
Westpac Banking Corporation:
Australian Dollar	Settling 1/18/11	45,786	41,730,185	43,677,054	1,946,869
Sale Contracts:
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 10/15/10	123,889	120,020,732	120,372,719	(351,987)
BNP Paribas SA:
British Pound	Settling 10/15/10	49,667	77,204,868	78,015,691	(810,823)
British Pound	Settling 1/18/11	108,974	167,600,050	171,060,917	(3,460,867)
Canadian Dollar	Settling 10/15/10	16,708	15,696,664	16,233,785	(537,121)
Credit Suisse London Branch (GFX):
British Pound	Settling 1/18/11	39,281	61,454,339	61,660,982	(206,643)
Canadian Dollar	Settling 10/15/10	95,586	91,851,325	92,873,029	(1,021,704)
Euro	Settling 10/15/10	184,200	232,465,926	251,090,443	(18,624,517)
Japanese Yen	Settling 10/15/10	678,972	7,604,977	8,134,110	(529,133)
Swiss Franc	Settling 10/15/10	69,436	65,683,502	70,669,131	(4,985,629)
Deutsche Bank AG London:
Euro	Settling 10/15/10	266,766	337,624,385	363,639,485	(26,015,100)
Goldman Sachs International:
British Pound	Settling 10/15/10	32,391	49,057,303	50,878,979	(1,821,676)
British Pound	Settling 10/15/10	63,971	96,886,318	100,484,060	(3,597,742)
Royal Bank of Scotland PLC:
British Pound	Settling 10/15/10	92,060	140,111,638	144,605,564	(4,493,926)
State Street Bank and Trust Co.:
Japanese Yen	Settling 10/15/10	4,497,774	53,097,393	53,883,500	(786,107)
UBS AG:
Japanese Yen	Settling 10/15/10	5,151,062	61,134,397	61,709,915	(575,518)
Westpac Banking Corporation:
New Zealand Dollar	Settling 10/15/10	99,665	73,641,970	73,060,092	581,878

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

Schedule of Investments—Tax-Managed International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%
Financials–21.0%
Capital Markets–2.1%
Credit Suisse Group AG	457,053	$19,471,945
Deutsche Bank AG	163,100	8,928,897
Julius Baer Group Ltd.	6,349	231,280
Macquarie Group Ltd.	117,600	4,126,401
Man Group PLC	3,336,623	11,496,625

		44,255,148

Commercial Banks–7.9%
Australia & New Zealand Banking Group Ltd.	398,900	9,135,396
Banco Santander SA	1,242,528	15,770,485
Barclays PLC	3,215,199	15,112,357
BNP Paribas	274,039	19,558,507
Danske Bank A/S(a)	499,800	11,998,369
Mitsubishi UFJ Financial Group, Inc.	799,500	3,711,997
National Australia Bank Ltd.	673,321	16,498,482
National Bank of Canada	110,600	6,979,549
Societe Generale	210,546	12,174,375
Standard Chartered PLC	1,084,623	31,144,388
Sumitomo Mitsui Financial Group, Inc.	399,600	11,645,093
UniCredit SpA	4,661,755	11,938,319

		165,667,317

Consumer Finance–0.6%
ORIX Corp.	169,220	12,951,746

Diversified Financial Services–1.6%
Hong Kong Exchanges and Clearing Ltd.	1,159,700	22,799,432
IG Group Holdings PLC	1,209,279	9,455,080

		32,254,512

Insurance–4.8%
Admiral Group PLC	960,469	25,170,117
Allianz SE	168,500	19,036,673
Aviva PLC	1,842,400	11,549,046
Muenchener Rueckversicherungs AG (MunichRe)	76,000	10,524,621
Old Mutual PLC	4,586,700	10,010,210
Prudential PLC	2,344,200	23,425,248

		99,715,915

Real Estate Management & Development–4.0%
CapitaLand Ltd.	6,628,000	20,454,504
CapitaMalls Asia Ltd.	1,605,000	2,637,391
Daito Trust Construction Co., Ltd.	94,500	5,645,894
Hang Lung Group Ltd.	754,800	4,921,690

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	5,685,000	$27,575,503
Lend Lease Group	241,056	1,776,090
Mitsui Fudosan Co., Ltd.	583,000	9,836,641
New World Development Ltd.	2,099,000	4,205,721
Sumitomo Realty & Development Co., Ltd.	339,000	7,016,515

		84,069,949

		438,914,587

Consumer Discretionary–14.7%
Automobiles–2.0%
Bayerische Motoren Werke AG	275,200	19,303,698
Isuzu Motors Ltd.	1,356,000	5,246,138
Nissan Motor Co., Ltd.	1,614,300	14,137,093
Renault SA(a)	56,000	2,886,272

		41,573,201

Distributors–1.8%
Li & Fung Ltd.	6,866,000	38,638,421

Hotels, Restaurants & Leisure–0.9%
Carnival PLC	191,802	7,564,236
Shangri-La Asia Ltd.	1,222,000	2,775,395
Thomas Cook Group PLC	998,600	2,699,212
TUI Travel PLC	1,434,400	4,831,833

		17,870,676

Household Durables–1.3%
Electrolux AB	172,300	4,247,881
Sharp Corp.	1,398,000	13,935,275
Sony Corp.	296,600	9,156,529

		27,339,685

Media–2.2%
Informa PLC	432,700	2,850,647
Jupiter Telecommunications Co., Ltd.	6,474	6,989,966
Lagardere SCA	286,200	11,204,706
Publicis Groupe SA	224,600	10,676,353
Vivendi SA	530,730	14,546,396

		46,268,068

Multiline Retail–1.1%
Marks & Spencer Group PLC	2,095,500	12,799,800
PPR	29,400	4,769,847
Takashimaya Co., Ltd.	607,000	4,679,583

		22,249,230

Specialty Retail–4.2%
Esprit Holdings Ltd.	1,479,084	8,001,577
Fast Retailing Co., Ltd.	88,800	12,508,826
Hennes & Mauritz AB–Class B	715,100	25,952,552
Inditex SA	354,450	28,177,306
Yamada Denki Co., Ltd.	215,170	13,362,243

		88,002,504

6	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–1.2%
Cie Financiere Richemont SA	408,809	$19,724,557
LVMH Moet Hennessy Louis Vuitton SA	41,500	6,095,457

		25,820,014

		307,761,799

Consumer Staples – 12.1%
Beverages–2.2%
Anheuser-Busch InBev NV	634,506	37,352,893
Asahi Breweries Ltd.	397,900	7,970,111

		45,323,004

Food & Staples Retailing–3.3%
Aeon Co., Ltd.	811,100	8,695,840
Casino Guichard Perrachon SA	35,168	3,222,478
Delhaize Group SA	128,100	9,307,973
Koninklijke Ahold NV	259,400	3,501,070
Olam International Ltd.	5,372,000	13,310,665
Tesco PLC	4,795,017	31,985,624

		70,023,650

Household Products–1.7%
Reckitt Benckiser Group PLC	643,670	35,451,688

Tobacco–4.9%
British American Tobacco PLC	1,122,401	41,916,885
Imperial Tobacco Group PLC	1,043,700	31,134,286
Japan Tobacco, Inc.	8,775	29,238,829

		102,290,000

		253,088,342

Industrials–11.7%
Aerospace & Defense–0.8%
BAE Systems PLC	2,133,300	11,487,835
Bombardier, Inc.–Class B	959,800	4,710,847

		16,198,682

Air Freight & Logistics–0.4%
Kuehne & Nagel International AG	63,985	7,689,502

Building Products–0.2%
Asahi Glass Co., Ltd.	502,000	5,119,720
Cie de St-Gobain	936	41,826

		5,161,546

Commercial Services & Supplies–2.8%
Aggreko PLC	426,000	10,522,669
G4S PLC	4,960,845	19,883,249
Rentokil Initial PLC(a)	3,180,442	5,148,043
Serco Group PLC	2,451,621	23,698,070

		59,252,031

Construction & Engineering–0.5%
Bouygues SA	248,300	10,697,621

Company	Shares	U.S. $ Value

Electrical Equipment–0.7%
Vestas Wind Systems A/S(a)	397,833	$14,990,741

Machinery–0.5%
Atlas Copco AB–Class A	305,641	5,911,292
Vallourec SA	43,176	4,293,927

		10,205,219

Professional Services–2.9%
Capita Group PLC (The)	2,920,000	36,081,136
Intertek Group PLC	193,127	5,562,920
Randstad Holding NV(a)	238,636	10,842,360
SGS SA	4,903	7,927,302

		60,413,718

Road & Rail–0.9%
DSV A/S	555,123	11,292,466
East Japan Railway Co.	72,400	4,374,285
Firstgroup PLC	749,900	4,276,783

		19,943,534

Trading Companies & Distributors–2.0%
ITOCHU Corp.	1,259,000	11,523,489
Mitsubishi Corp.	559,700	13,297,976
Mitsui & Co., Ltd.	728,400	10,830,531
Noble Group Ltd.	1,939,545	2,787,436
Travis Perkins PLC(a)	208,900	2,767,016

		41,206,448

		245,759,042

Materials–10.7%
Chemicals–3.4%
Agrium, Inc.	87,700	6,580,270
Air Water, Inc.	390,000	4,635,247
Arkema SA	95,100	4,859,474
Incitec Pivot Ltd.	1,507,326	5,246,995
Israel Chemicals Ltd.	1,520,568	21,353,574
K&S AG	376,580	22,527,723
Mitsubishi Gas Chemical Co., Inc.	839,000	4,880,275

		70,083,558

Construction Materials–0.7%
Boral Ltd.	74,640	333,062
CRH PLC (London)	902,996	14,901,881

		15,234,943

Metals & Mining–6.6%
Agnico-Eagle Mines Ltd.	233,000	16,549,990
ArcelorMittal (Euronext Amsterdam)	469,814	15,499,432
BHP Billiton Ltd.	136,300	5,195,407
BHP Billiton PLC	501,606	15,997,436
JFE Holdings, Inc.	276,200	8,450,108
Kazakhmys PLC	272,400	6,214,191
Mitsubishi Materials Corp.(a)	1,395,000	4,011,175
Rio Tinto PLC	377,700	22,126,950

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

ThyssenKrupp AG	245,500	$8,004,144
Xstrata PLC	1,888,770	36,179,936

		138,228,769

		223,547,270

Energy–9.4%
Energy Equipment & Services–3.1%
AMEC PLC	1,141,100	17,688,803
Petrofac Ltd.	974,000	21,001,324
Saipem SpA	283,400	11,390,559
Technip SA	178,000	14,343,258

		64,423,944

Oil, Gas & Consumable Fuels–6.3%
Afren PLC(a)	3,622,904	6,304,418
BP PLC	3,243,500	22,192,238
ENI SpA	807,100	17,439,297
JX Holdings, Inc.	925,500	5,370,373
Nexen, Inc. (Toronto)	508,676	10,233,835
OMV AG	93,800	3,513,981
Penn West Energy Trust	442,386	8,865,778
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,044,169	31,604,379
Royal Dutch Shell PLC–Class B	181,196	5,293,717
Suncor Energy, Inc. (Toronto)	669,456	21,796,847

		132,614,863

		197,038,807

Health Care–6.4%
Health Care Equipment & Supplies–0.5%
Alcon, Inc.	62,600	10,441,054

Life Sciences Tools & Services–0.4%
QIAGEN NV(a)	548,834	9,819,551

Pharmaceuticals–5.5%
AstraZeneca PLC	439,400	22,304,137
Bayer AG	231,900	16,163,444
Novartis AG	406,630	23,404,774
Novo Nordisk A/S–Class B	101,629	10,056,995
Sanofi-Aventis SA	252,579	16,813,113
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	492,300	25,968,825

		114,711,288

		134,971,893

Information Technology–4.7%
Computers & Peripherals–1.4%
Logitech International SA(a)	881,577	15,391,855
Toshiba Corp.	2,856,000	13,811,638

		29,203,493

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components–0.4%
Hirose Electric Co. Ltd.	17,100	$1,726,605
Hitachi High-Technologies Corp.	140,100	2,589,932
Keyence Corp.	20,300	4,426,757

		8,743,294

Internet Software & Services–0.7%
Telecity Group PLC(a)	87,749	682,832
Yahoo! Japan Corp.	41,224	14,244,998

		14,927,830

IT Services–0.6%
Amadeus IT Holding SA(a)	298,814	5,487,801
Cap Gemini SA	115,700	5,808,792

		11,296,593

Office Electronics–0.1%
Konica Minolta Holdings, Inc.	132,000	1,293,806

Software–1.5%
Autonomy Corp. PLC(a)	390,194	11,119,184
Nintendo Co., Ltd.	37,100	9,305,154
SAP AG	237,400	11,741,486

		32,165,824

		97,630,840

Telecommunication Services–4.3%
Diversified Telecommunication Services–3.2%
France Telecom SA	572,800	12,388,730
Nippon Telegraph & Telephone Corp.	376,600	16,495,916
Telecom Corp. of New Zealand Ltd.	2,393,013	3,586,806
Telecom Italia SpA (ordinary shares)	7,703,600	10,791,705
Telecom Italia SpA (savings shares)	6,043,200	6,819,372
Telefonica SA	551,600	13,691,327
Telstra Corp. Ltd.	1,141,100	2,894,366

		66,668,222

Wireless Telecommunication Services–1.1%
KDDI Corp.	572	2,734,539
Vodafone Group PLC	8,613,625	21,252,858

		23,987,397

		90,655,619

Utilities–2.2%
Electric Utilities–1.6%
E.ON AG	502,200	14,810,585
EDF SA	212,700	9,181,486
Tokyo Electric Power Co., Inc. (The)	412,800	10,082,469

		34,074,540

Gas Utilities–0.4%
Tokyo Gas Co., Ltd.	1,861,000	8,463,803

8	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Company	Shares	U.S. $ Value

Multi-Utilities–0.2%
RWE AG	65,480	$4,422,205

		46,960,548

Total Common Stocks (cost $1,896,617,482)		2,036,328,747

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.5%
Repurchase Agreements–1.5%
State Street Bank & Trust Co.	$30,454	$30,454,000
0.01%, dated 9/30/10 due 10/01/10 in the amount of $30,454,008 (collateralized by $29,595,000 U.S. Treasury Note, 2.125%, due 5/31/15, value $31,065,872) (cost $ 30,454,000)
Total Investments—98.7% (cost $1,927,071,482)		2,066,782,747

Other assets less liabilities—1.3%		27,959,321

Net Assets—100.0%		$2,094,742,068

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P TSE 60 Index Futures	77	December 2010	$10,546,828	$10,668,792	$121,964

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Swedish Krona	Settling 12/15/10	495,119	$67,823,127	$73,313,922	$5,490,795
Credit Suisse London Branch (GFX):
Swiss Franc	Settling 12/15/10	33,453	32,757,653	34,067,555	1,309,902
Deutsche Bank AG London:
Canadian Dollar	Settling 12/15/10	8,960	8,674,606	8,693,186	18,580
Euro	Settling 12/15/10	44,814	60,050,312	61,058,950	1,008,638
Swedish Krona	Settling 12/15/10	212,408	28,363,726	31,451,961	3,088,235
Goldman Sachs International:
Australian Dollar	Settling 12/15/10	19,650	17,400,075	18,828,346	1,428,271
Norwegian Krone	Settling 12/15/10	610,609	98,331,482	103,432,086	5,100,604
HSBC BankUSA:
Swiss Franc	Settling 12/15/10	33,181	32,332,907	33,790,558	1,457,651
Royal Bank of Scotland PLC:
Japanese Yen	Settling 12/15/10	2,087,118	24,892,576	25,020,036	127,460
UBS AG:
Australian Dollar	Settling 12/15/10	46,570	40,402,269	44,622,700	4,220,431
Westpac Banking Corp.:
Australian Dollar	Settling 12/15/10	22,306	20,416,191	21,373,286	957,095
Australian Dollar	Settling 12/15/10	9,082	8,247,365	8,702,241	454,876
New Zealand Dollar	Settling 12/15/10	95,811	68,738,644	69,896,904	1,158,260

Schedule of Investments—International Portfolio	9

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Barclays Bank PLC Wholesale:
Canadian Dollar	Settling 12/15/10	73,300	$70,270,633	$71,117,244	$(846,611)
BNP Paribas SA:
British Pound	Settling 12/15/10	46,387	71,359,441	72,832,200	(1,472,759)
Credit Suisse London Branch (GFX):
British Pound	Settling 12/15/10	15,596	24,405,556	24,487,270	(81,714)
Euro	Settling 12/15/10	59,304	75,565,750	80,801,534	(5,235,784)
Deutsche Bank AG London:
British Pound	Settling 12/15/10	43,995	68,038,707	69,076,522	(1,037,815)
Euro	Settling 12/15/10	113,674	143,856,720	154,880,506	(11,023,786)
Westpac Banking Corp.:
New Zealand Dollar	Settling 12/15/10	37,448	27,534,016	27,319,402	214,614

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

10	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Financials–25.0%
Commercial Banks–19.0%
Allahabad Bank	587,800	$3,047,609
Banco Bradesco SA (Preference Shares)	379,511	7,608,164
Banco do Brasil SA	1,511,100	28,694,824
Banco do Estado do Rio Grande do Sul (Preference Shares)	52,200	525,702
Banco Santander Brasil SA (ADR)	188,500	2,595,645
Banco Santander Chile (ADR)	42,341	4,088,024
Bangkok Bank PCL	203,000	1,079,455
Bangkok Bank PCL (NVDR)	1,329,200	6,827,103
Bank Central Asia Tbk PT	5,175,500	3,882,382
Bank Negara Indonesia Persero TBK PT	20,592,000	8,468,248
Bank of Baroda	375,000	7,298,475
Bank of China Ltd.	25,509,000	13,391,613
Bank of Communications Co., Ltd.	7,915,750	8,542,699
Bank of India	194,800	2,243,946
Bank Rakyat Indonesia	14,495,000	16,229,966
Canara Bank	1,928,000	24,960,178
China Construction Bank Corp.–Class H	9,820,000	8,582,667
CIMB Group Holdings Bhd	4,938,200	13,060,362
Commercial International Bank Egypt SAE	1,586,424	11,826,552
Daegu Bank Ltd.	176,810	2,325,123
Grupo Financiero Banorte SAB de CV–Class O	842,825	3,196,965
Hana Financial Group, Inc.	679,300	20,144,628
HDFC Bank Ltd.	147,800	8,161,783
Industrial & Commercial Bank of China–Class H	36,766,000	27,261,106
Investimentos Itau SA (Preference Shares)	3,642,224	27,811,781
KB Financial Group, Inc.	198,027	8,500,034
Krung Thai Bank PCL	9,385,700	5,226,304
Metropolitan Bank & Trust	269,740	428,291
Powszechna Kasa Oszczednosci Bank Polski SA(a)	414,916	6,273,171
Punjab National Bank Ltd.	570,000	16,413,228
Shinhan Financial Group Co., Ltd.	347,886	13,327,906
Turkiye Garanti Bankasi AS	4,621,594	26,778,558
Turkiye Is Bankasi–Class C	1,349,879	5,721,884
Turkiye Vakiflar Bankasi Tao–Class D	4,793,800	14,544,533
Union Bank of India	567,964	4,911,886

		363,980,795

Company	Shares	U.S. $ Value

Diversified Financial Services–1.5%
AMMB Holdings Bhd	2,794,000	$5,366,026
FirstRand Ltd.	4,679,439	14,368,369
Fubon Financial Holding Co., Ltd.	6,782,653	8,335,025

		28,069,420

Insurance–1.3%
LIG Insurance Co., Ltd.	314,180	6,116,069
Old Mutual PLC	8,643,916	19,158,456

		25,274,525

Real Estate Management & Development–1.9%
BR Malls Participacoes SA	950,458	7,942,953
Evergrande Real Estate Group Ltd.	4,439,000	1,500,326
Guangzhou R&F Properties Co., Ltd.	5,531,600	7,731,296
Longfor Properties Co., Ltd.	5,147,500	5,789,902
Shenzhen Investment Ltd.	22,370,000	8,073,748
Yanlord Land Group Ltd.	4,478,000	5,959,411

		36,997,636

Thrifts & Mortgage Finance–1.3%
Housing Development Finance Corp.	1,481,095	24,006,532

		478,328,908

Energy–14.9%
Oil, Gas & Consumable Fuels–14.9%
Afren PLC(a)	3,341,600	5,814,905
Alliance Oil Co., Ltd. (GDR)(a)	145,000	1,954,624
Banpu PCL	377,100	8,943,194
China Petroleum & Chemical Corp.–Class H	27,083,000	23,894,876
CNOOC Ltd.	15,247,000	29,633,101
Gazprom OAO (Sponsored ADR)	2,539,606	53,204,746
Indo Tambangraya Megah PT	885,500	4,131,975
KazMunaiGas Exploration Production (GDR)(b)	393,614	6,955,159
LUKOIL OAO (London) (Sponsored ADR)	571,100	32,381,370
NovaTek OAO (Sponsored GDR)(b)	79,800	6,867,291
OGX Petroleo e Gas Participacoes SA(a)	550,800	7,177,979
Petroleo Brasileiro SA (ADR)	367,700	13,336,479
Petroleo Brasileiro SA (Preference Shares)	79,300	1,279,017
Petroleo Brasileiro SA (Sponsored ADR)	1,512,370	49,635,983
PTT PCL (NVDR)	957,600	9,339,361
Rosneft Oil Co. (GDR)(a)(b)	1,795,538	11,976,238
Sasol Ltd.	43,900	1,967,237

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Ultrapar Participacoes SA (Preference Shares)	145,400	$8,748,061
Yanzhou Coal Mining Co., Ltd.–Class H	3,118,000	7,603,708

		284,845,304

Information Technology–14.0%
Communications Equipment–0.2%
ZTE Corp.–Class H	998,800	3,960,049

Computers & Peripherals–1.7%
Compal Electronics, Inc.	1,768,211	2,114,590
Lite-On Technology Corp.	5,541,968	6,995,288
Pegatron Corp.(a)	3,377,000	4,415,615
TPV Technology Ltd.	5,104,000	3,363,196
Wistron Corp.	8,552,167	15,581,318

		32,470,007

Electronic Equipment, Instruments & Components–3.6%
AU Optronics Corp. (ADR)(a)	13,785,155	14,333,322
AU Optronics Corp. (Sponsored ADR)(a)	609,868	6,379,219
Delta Electronics, Inc.	1,183,000	4,935,968
HannStar Display Corp.(a)	24,044,000	4,794,776
Hon Hai Precision Industry Co., Ltd.	5,805,096	21,771,377
Ju Teng International Holdings Ltd.	4,594,000	2,303,968
Samsung Electro-Mechanics Co., Ltd.	39,280	4,289,793
Unimicron Technology Corp.	6,225,630	10,906,148

		69,714,571

Internet Software & Services–0.9%
Baidu, Inc. (Sponsored ADR)(a)	39,900	4,094,538
Tencent Holdings Ltd.	601,200	13,086,861

		17,181,399

IT Services–1.0%
Infosys Technologies Ltd.	286,649	19,365,848

Semiconductors & Semiconductor Equipment–6.6%
Powertech Technology, Inc.	2,902,600	9,343,651
Samsung Electronics Co., Ltd.	93,241	63,497,967
Samsung Electronics Co., Ltd. (Preference Shares)	31,657	15,459,500
Taiwan Semiconductor Manufacturing Co., Ltd.	4,802,120	9,503,390
Transcend Information, Inc.	1,002,000	2,579,146
Trina Solar Ltd. (Sponsored ADR)(a)	437,500	13,203,750
United Microelectronics Corp.	26,256,096	11,665,649

		125,253,053

		267,944,927

Company	Shares	U.S. $ Value

Materials–13.5%
Chemicals–0.7%
Hyosung Corp.	44,320	$4,787,353
LG Chem Ltd.	26,460	7,737,667

		12,525,020

Construction Materials–0.4%
LSR Group (GDR)(a)(b)	287,235	2,441,325
Semen Gresik Persero TBK PT	5,093,000	5,647,491

		8,088,816

Metals & Mining–12.1%
Antofagasta PLC	162,200	3,153,090
Centamin Egypt Ltd.(a)	1,355,300	3,776,659
China Metal Recycling Holdings Ltd.	756,000	769,892
Cia de Minas Buenaventura SA (ADR)–Class B	70,300	3,176,154
Eurasian Natural Resources Corp. PLC	604,500	8,733,957
Evraz Group SA (GDR)(a)(b)	87,168	2,601,965
First Quantum Minerals Ltd.	77,233	5,873,731
Gold Fields Ltd. (Sponsored ADR)	616,100	9,407,847
Hyundai Steel Co.	180,400	18,525,893
Impala Platinum Holdings Ltd.	213,600	5,501,976
Jindal Saw Ltd.	125,860	596,112
Jindal Steel & Power Ltd.	466,600	7,373,655
Kazakhmys PLC	499,100	11,385,840
KGHM Polska Miedz SA	385,700	15,515,374
Korea Zinc Co., Ltd.	40,700	11,175,964
POSCO	28,608	13,004,393
Real Gold Mining Ltd.(a)	1,788,000	3,156,952
Sesa Goa Ltd.	1,081,900	7,858,926
Steel Authority of India Ltd.	1,993,691	9,039,953
Tata Steel Ltd.	1,033,400	15,028,424
Usinas Siderurgicas de Minas Gerais SA	692,510	10,547,271
Usinas Siderurgicas de Minas Gerais SA (Preference Shares)–Class A	47,382	635,681
Vale SA (Sponsored ADR) (Local Preference Shares)	2,212,300	61,391,325
Vale SA (Sponsored ADR)–Class B	102,900	3,217,683

		231,448,717

Paper & Forest Products–0.3%
China Forestry Holdings Ltd.	2,430,000	1,070,358
Fibria Celulose SA (ADR)(a)	179,586	3,105,607
Fibria Celulose SA (Sponsored ADR)(a)	141,797	2,451,670

		6,627,635

		258,690,188

Consumer Discretionary–9.7%
Auto Components–0.7%
Hyundai Mobis	55,140	12,428,444

12	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Company	Shares	U.S. $ Value

Automobiles–0.9%
Astra International TBK PT	423,000	$2,684,346
Hyundai Motor Co.	84,362	11,323,510
Tofas Turk Otomobil Fabrikasi AS	723,900	3,740,112

		17,747,968

Distributors–0.3%
Imperial Holdings Ltd.	403,147	6,541,374

Hotels, Restaurants & Leisure–0.4%
Ctrip.com International Ltd. (ADR)(a)	170,800	8,155,700

Household Durables–2.5%
Brookfield Incorporacoes SA	2,423,800	13,021,479
Gafisa SA (ADR)	192,500	2,981,825
MRV Engenharia e Participacoes SA	697,800	6,623,326
PDG Realty SA Empreendimentos e Participacoes	770,391	9,174,574
Rossi Residencial SA	1,009,700	9,667,340
Urbi Desarrollos Urbanos SAB de CV(a)	3,342,000	6,998,717

		48,467,261

Leisure Equipment & Products–0.2%
Altek Corp.	3,118,735	4,628,539

Media–1.0%
CTC Media, Inc.	205,600	4,510,864
Naspers Ltd.–Class N	279,635	13,645,553

		18,156,417

Multiline Retail–0.4%
Empresas La Polar SA	392,700	2,939,262
Woolworths Holdings Ltd.	947,800	3,671,191

		6,610,453

Specialty Retail–2.1%
Belle International Holdings Ltd.	4,017,000	8,061,675
Foschini Ltd. (The)	1,551,700	18,450,329
Lewis Group Ltd.	640,200	6,450,931
Zhongsheng Group Holdings Ltd.(a)	2,642,000	6,380,193

		39,343,128

Textiles, Apparel & Luxury Goods–1.2%
Daphne International Holdings Ltd.	4,584,000	5,412,189
Pacific Textile Holdings Ltd.	3,118,000	1,721,235
Shenzhou International Group Holdings Ltd.	1,867,000	2,277,877
Texwinca Holdings Ltd.	2,474,000	2,815,497
Yue Yuen Industrial Holdings Ltd.	3,000,500	11,058,599

		23,285,397

		185,364,681

Company	Shares	U.S. $ Value

Industrials–6.5%
Airlines–0.6%
Air China Ltd.(a)	2,690,000	$3,711,021
Gol Linhas Aereas Inteligentes SA (ADR)	522,900	8,219,988

		11,931,009

Construction & Engineering–1.9%
Engineers India Ltd.	521,010	4,058,422
IRB Infrastructure Developers Ltd.	671,200	3,878,898
Larsen & Toubro Ltd.	98,900	4,510,927
Murray & Roberts Holdings Ltd.	815,500	5,244,183
Orascom Construction Industries (London) (GDR)(b)	60,945	2,750,547
Samsung Engineering Co., Ltd.	116,100	15,492,330

		35,935,307

Electrical Equipment–0.6%
Bharat Heavy Electricals Ltd.	151,865	8,398,044
Silitech Technology Corp.	750,430	2,229,213

		10,627,257

Industrial Conglomerates–1.2%
Beijing Enterprises Holdings Ltd.	1,206,500	8,586,604
Bidvest Group Ltd.	679,930	14,337,912

		22,924,516

Machinery–0.7%
Hanjin Heavy Industries & Construction Co., Ltd.	294,130	9,263,808
Hyundai Heavy Industries Co., Ltd.	17,190	4,935,683

		14,199,491

Marine–0.5%
Grindrod Ltd.	2,742,092	6,605,336
SITC International Holdings Co., Ltd.(a)	3,567,000	2,197,524

		8,802,860

Road & Rail–0.8%
Globaltrans Investment PLC (Sponsored GDR)(b)	298,239	4,500,427
Localiza Rent a Car SA	592,269	9,958,660

		14,459,087

Transportation Infrastructure–0.2%
DP World Ltd.	8,439,900	4,380,308

		123,259,835

Telecommunication Services–5.1%
Diversified Telecommunication Services–1.1%
China Unicom Hong Kong Ltd.	3,220,000	4,700,480
LG Uplus Corp.	1,364,190	8,823,440

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Tele Norte Leste Participacoes SA (ADR)	176,600	$2,486,528
Telecom Egypt	1,713,938	5,266,163

		21,276,611

Wireless Telecommunication Services–4.0%
America Movil SAB de CV Series L (ADR)	559,117	29,817,710
Axiata Group Bhd(a)	3,942,100	5,597,428
China Mobile Ltd.	3,258,500	33,355,190
Far EasTone Telecommunications Co., Ltd.	1,626,000	2,279,347
Philippine Long Distance Telephone Co. (Sponsored ADR)	24,100	1,442,626
VimpelCom Ltd. (Sponsored ADR)(a)	217,600	3,231,360

		75,723,661

		97,000,272

Utilities–4.5%
Electric Utilities–3.3%
Cia Energetica de Minas Gerais (Sponsored ADR)	866,400	14,200,296
Cia Paranaense de Energia (Preference Shares)	507,900	11,181,605
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	1,355,779	24,198,892
Enersis SA (Sponsored ADR)	569,322	13,384,760

		62,965,553

Gas Utilities–0.1%
Aygaz AS	507,400	2,525,363

Independent Power Producers & Energy Traders–0.2%
Akenerji Elektrik Uretim AS(a)	1,046,600	2,781,561

Water Utilities–0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	515,600	11,549,196
Cia de Saneamento de Minas Gerais-COPASA	395,500	6,065,736

		17,614,932

		85,887,409

Consumer Staples–3.7%
Beverages–0.8%
Cia Cervecerias Unidas SA (ADR)	533,358	6,010,134
Cia de Bebidas das Americas (ADR)	41,994	5,198,017
Fomento Economico Mexicano SAB de CV (Sponsored ADR) Series B	72,792	3,692,738

		14,900,889

Company	Shares	U.S. $ Value

Food & Staples Retailing–1.0%
Centros Comerciales Sudamericanos SA	906,527	$6,138,480
President Chain Store Corp.	1,308,000	5,636,142
X5 Retail Group NV (GDR)(a) (b)	176,545	7,079,151

		18,853,773

Food Products–1.5%
Besunyen Holdings Co.(a)	1,222,000	582,741
China Mengniu Dairy Co., Ltd.	3,359,000	10,364,359
China Yurun Food Group Ltd.	3,829,000	14,233,211
Cosan Ltd.	252,600	2,927,634
Indofood CBP Sukses Makmur TBK PT(a)	1,114,000	673,393

		28,781,338

Personal Products–0.1%
Dabur India Ltd.	914,600	2,181,477

Tobacco–0.3%
KT&G Corp.	112,372	6,694,379

		71,411,856

Health Care–0.7%
Pharmaceuticals–0.7%
Aspen Pharmacare Holdings Ltd.(a)	528,022	7,116,886
China Shineway Pharmaceutical Group Ltd.	299,000	1,056,519
Pharmstandard (GDR)(a)(b)	252,739	5,673,334

		13,846,739

Total Common Stocks (cost $1,415,440,289)		1,866,580,119

WARRANTS–1.4%
Financials–1.4%
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(a)	458,900	10,678,603
Sberbank of Russian Federation, Deutsche Bank AG London, expiring 2/28/18(a)	1,533,900	4,325,598
Sberbank of Russian Federation, Merrill Lynch, expiring 11/05/12(a)	4,036,600	10,999,735

		26,003,936

Industrials–0.0%
Agility, Inc. Credit Suisse International, expiring 3/14/12(a)	268,500	481,259

Total Warrants (cost $22,855,535)		26,485,195

14	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.2%
Repurchase Agreements–0.2%
State Street Bank & Trust	$5,219	$5,219,000
Co. 0.01%, dated 9/30/10 due 10/01/10 in the amount of $5,219,001 (collateralized by $5,190,000 U.S. Treasury Note, 1.375%, due 5/31/13, value $5,323,902) (cost $ 5,219,000)
Total Investments—99.2% (cost $1,443,514,824)		1,898,284,314

Other assets less liabilities—0.8%		14,572,058

Net Assets—100.0%		$1,912,856,372

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $50,845,437 or 2.7% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	15

SCB–ST–1946–0910

Sanford C. Bernstein Fund, Inc.

September 30, 2010

Schedule of Investments

To the Annual Report

For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2010

Principal Amount (000)			U.S. $ Value

CORPORATES–INVESTMENT GRADES*–30.5%
Industrial–15.2%
Basic–2.6%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	4,624	$4,982,929
Anglo American Capital PLC 9.375%, 4/08/19(a)		7,107	9,583,590
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		8,120	8,590,018
ArcelorMittal 6.125%, 6/01/18		13,310	14,394,978
ArcelorMittal USA, Inc. 6.50%, 4/15/14		5,565	6,167,550
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		9,553	11,519,456
Dow Chemical Co. (The)
7.375%, 11/01/29		700	807,547
7.60%, 5/15/14		6,432	7,512,853
8.55%, 5/15/19		6,919	8,736,552
Eastman Chemical Co. 5.50%, 11/15/19		2,614	2,898,171
International Paper Co.
5.30%, 4/01/15		5,180	5,633,737
7.50%, 8/15/21		5,235	6,262,699
7.95%, 6/15/18		7,555	9,162,319
Packaging Corp. of America 5.75%, 8/01/13		4,135	4,471,333
PPG Industries, Inc. 5.75%, 3/15/13		9,910	10,853,432
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		11,940	14,398,601
Union Carbide Corp. 7.75%, 10/01/96		3,600	3,303,000
Vale Inco Ltd. 7.75%, 5/15/12		12,025	13,083,861

			142,362,626

Capital Goods–0.7%
CRH America, Inc. 6.95%, 3/15/12		10	10,675
General Electric Co. 5.25%, 12/06/17		100	112,550
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		1,131	1,234,111
Lafarge SA 6.15%, 7/15/11		6,703	6,906,061
Owens Corning 6.50%, 12/01/16		8,371	9,056,367
Republic Services, Inc.
5.25%, 11/15/21		4,898	5,411,648
5.50%, 9/15/19		6,713	7,562,148

	Principal Amount (000)		U.S. $ Value

Tyco International Finance SA 8.50%, 1/15/19	U.S.$	4,365	$5,785,471

			36,079,031

Communications–Media–1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		6,400	7,275,514
CBS Corp. 5.625%, 8/15/12		1,834	1,946,569
5.75%, 4/15/20		1,130	1,255,100
6.625%, 5/15/11		232	239,955
8.875%, 5/15/19		5,480	7,143,481
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		5,575	7,862,707
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		4,555	4,974,916
6.375%, 6/15/15		3,525	3,648,375
News America Holdings, Inc. 9.25%, 2/01/13		6,715	7,841,152
News America, Inc. 6.55%, 3/15/33		3,525	3,934,408
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		4,665	6,137,470
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,635	2,733,863
11.25%, 2/01/19		6,520	8,211,210
Time Warner Cable, Inc. 7.50%, 4/01/14		5,260	6,199,646
Time Warner Entertainment Co. LP 8.375%, 3/15/23		10,465	13,803,220
WPP Finance UK 5.875%, 6/15/14		1,475	1,634,328
8.00%, 9/15/14		9,922	11,832,977

			96,674,891

Communications–Telecommunications–2.0%
America Movil SAB de CV 5.00%, 3/30/20		11,526	12,431,217
American Tower Corp. 5.05%, 9/01/20		10,735	10,994,744
AT&T Corp. 8.00%, 11/15/31(b)		1,800	2,407,860
British Telecommunications PLC 9.375%, 12/15/10(b)		10,688	10,856,785
Embarq Corp. 7.082%, 6/01/16		12,965	14,409,366
Qwest Corp. 7.50%, 10/01/14		5,005	5,655,650
7.875%, 9/01/11		6,695	7,088,331
Telecom Italia Capital SA 6.175%, 6/18/14		9,805	10,812,856
6.375%, 11/15/33		1,375	1,356,406
7.175%, 6/18/19		5,765	6,766,346
United States Cellular Corp. 6.70%, 12/15/33		14,340	15,054,304

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value

Verizon Global Funding Corp. 7.375%, 9/01/12	U.S.$	10	$11,208
Vodafone Group PLC 5.50%, 6/15/11		8,020	8,288,189

			106,133,262

Consumer Cyclical–Automotive–0.8%
Daimler Finance North America LLC 5.75%, 9/08/11		4,300	4,489,866
7.30%, 1/15/12		4,478	4,815,892
7.75%, 1/18/11		1,658	1,690,581
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		9,384	10,009,125
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		9,431	10,028,482
Volvo Treasury AB 5.95%, 4/01/15(a)		10,529	11,488,234

			42,522,180

Consumer Cyclical–Entertainment–0.6%
Time Warner, Inc. 4.70%, 1/15/21		5,650	5,986,661
Turner Broadcasting System, Inc. 8.375%, 7/01/13		11,372	13,215,424
Viacom, Inc. 5.625%, 9/15/19		10,980	12,516,717

			31,718,802

Consumer Cyclical–Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13		12,589	13,442,748

Consumer Cyclical–Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		10	11,566

Consumer Cyclical–Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		5,710	6,929,125
Wal-Mart Stores, Inc. 5.80%, 2/15/18		100	120,299

			7,049,424

Consumer Non-Cyclical–2.4%
Abbott Laboratories 5.875%, 5/15/16		10	12,016
Ahold Finance USA LLC 6.875%, 5/01/29		12,140	14,397,445
Altria Group, Inc. 9.70%, 11/10/18		6,515	8,818,717
Baxter FinCo BV 4.75%, 10/15/10		11,369	11,377,436
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,361	5,675,508
5.875%, 5/15/13		8,910	9,643,730
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		11,945	13,065,943
Delhaize Group SA 5.875%, 2/01/14		2,950	3,329,571

	Principal Amount (000)		U.S. $ Value

Diageo Capital PLC 7.375%, 1/15/14	U.S.$	9,255	$10,964,278
Fortune Brands, Inc.
3.00%, 6/01/12		7,125	7,256,271
4.875%, 12/01/13		6,133	6,595,692
Kraft Foods, Inc. 6.25%, 6/01/12		25,390	27,588,723
Kroger Co. (The) 6.80%, 12/15/18		4,472	5,443,949
Safeway, Inc. 6.50%, 3/01/11		1,895	1,935,875
Thermo Fisher Scientific, Inc. 4.70%, 5/01/20		5	5,585
Whirlpool Corp. 8.60%, 5/01/14		1,270	1,512,165

			127,622,904

Energy–2.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		11,498	12,555,000
6.45%, 9/15/36		3,418	3,422,112
Baker Hughes, Inc. 6.50%, 11/15/13		5,135	5,948,076
BP Capital Markets PLC 4.50%, 10/01/20		9,367	9,578,835
4.75%, 3/10/19		1,940	2,028,609
Canadian Natural Resources Ltd. 5.15%, 2/01/13		3,705	4,008,169
Hess Corp. 7.875%, 10/01/29		3,617	4,682,257
8.125%, 2/15/19		2,055	2,701,953
Marathon Oil Corp. 7.50%, 2/15/19		3,915	5,013,138
Nabors Industries, Inc. 9.25%, 1/15/19		11,005	14,081,932
Noble Energy, Inc. 8.25%, 3/01/19		10,575	13,755,918
Noble Holding International Ltd. 4.90%, 8/01/20		971	1,044,051
Valero Energy Corp. 6.125%, 2/01/20		4,363	4,755,255
6.875%, 4/15/12		6,055	6,503,276
Weatherford International Ltd. 5.15%, 3/15/13		4,980	5,332,151
9.625%, 3/01/19		6,865	8,955,523
Williams Cos., Inc. (The) 7.875%, 9/01/21		3,751	4,554,479

			108,920,734

Other Industrial–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		12,486	13,447,422

Technology–0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,960	2,079,725
Computer Sciences Corp. 5.50%, 3/15/13		7,070	7,688,533

2	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

	Principal Amount (000)		U.S. $ Value

Dell, Inc. 5.625%, 4/15/14	U.S.$	6,425	$7,309,125
Motorola, Inc. 6.50%, 9/01/25		6,135	6,676,659
7.50%, 5/15/25		980	1,162,203
7.625%, 11/15/10		609	613,869
Xerox Corp. 8.25%, 5/15/14		11,095	13,302,572

			38,832,686

Transportation–Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14		6,475	7,003,658
5.75%, 12/15/16		4,225	4,610,907

			11,614,565

Transportation–Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18		2,182	2,616,456

Transportation–Services–0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		13,445	13,486,733
Aviation Capital Group 7.125%, 10/15/20(a)		4,965	4,964,851
Con-way, Inc. 6.70%, 5/01/34		8,734	8,345,914
Ryder System, Inc. 5.85%, 11/01/16		3,656	4,109,223
7.20%, 9/01/15		3,519	4,142,718

			35,049,439

			814,098,736

Financial Institutions–11.7%
Banking–6.1%
American Express Co. 7.25%, 5/20/14		7,075	8,295,763
8.125%, 5/20/19		10,850	14,011,744
Bank of America Corp. 4.75%, 8/15/13		100	105,542
5.375%, 9/11/12		17,630	18,790,865
5.625%, 7/01/20		5,650	5,970,349
7.375%, 5/15/14		6,775	7,786,867
Bank of Tokyo-Mitsubishi UFJ Ltd./ New York NY 7.40%, 6/15/11		1,210	1,258,199
BankAmerica Capital II Series 2 8.00%, 12/15/26		5,954	6,132,620
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		12,915	14,084,660
5.70%, 11/15/14		13,815	15,576,951
Citigroup, Inc. 4.75%, 5/19/15		7,115	7,485,642
5.30%, 1/07/16		50	53,283
5.50%, 4/11/13		8,995	9,650,223
6.50%, 8/19/13		9,375	10,358,156
8.50%, 5/22/19		11,595	14,335,374

	Principal Amount (000)		U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	14,779	$14,660,192
Countrywide Financial Corp. 5.80%, 6/07/12		1,664	1,767,657
6.25%, 5/15/16		5,826	6,270,431
Deutsche Bank AG 5.00%, 10/12/10		5	5,004
Fifth Third Bancorp 6.25%, 5/01/13		10	10,949
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		12,425	13,666,096
7.50%, 2/15/19		9,425	11,213,441
JPMorgan Chase & Co. 4.40%, 7/22/20		9,040	9,257,927
4.75%, 5/01/13		5	5,423
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		10,435	9,943,804
Macquarie Group Ltd. 4.875%, 8/10/17(a)		13,325	13,515,481
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		3,400	3,618,929
Morgan Stanley 4.75%, 4/01/14		100	104,437
5.50%, 7/24/20		5,670	5,841,336
6.625%, 4/01/18		11,700	12,971,263
7.25%, 4/01/32		15	17,489
National Capital Trust II 5.486%, 3/23/15(a)		3,116	3,007,357
National City Bank/Cleveland OH 6.25%, 3/15/11		12,655	12,942,306
Nationwide Building Society 6.25%, 2/25/20(a)		13,470	14,827,776
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		13,400	13,344,256
UFJ Finance Aruba AEC 6.75%, 7/15/13		2,366	2,666,681
Union Bank NA 5.95%, 5/11/16		13,165	14,474,154
Wachovia Corp. 5.50%, 5/01/13		12,860	14,135,648
Wells Fargo & Co. 5.625%, 12/11/17		11,635	13,252,114

			325,416,389

Brokerage–0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		5,170	5,422,782

Finance–1.1%
General Electric Capital Corp. 4.80%, 5/01/13		26,465	28,565,686
Series A
4.375%, 11/21/11		6,275	6,535,595
HSBC Finance Corp. 5.00%, 6/30/15		100	108,905
6.375%, 10/15/11		10	10,531
7.00%, 5/15/12		6,575	7,109,935

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value

SLM Corp. Series A 5.375%, 1/15/13–5/15/14	U.S.$	18,515	$18,086,301

			60,416,953

Insurance–3.8%
Aegon NV 4.75%, 6/01/13		1,910	2,028,399
Aetna, Inc. 6.00%, 6/15/16		3,820	4,481,895
Aflac, Inc. 3.45%, 8/15/15		2,155	2,236,222
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		3,180	3,594,990
Allstate Corp. (The) 6.125%, 5/15/37		11,695	10,876,350
Allstate Life Global Funding Trusts 5.375%, 4/30/13		5	5,526
CIGNA Corp. 5.125%, 6/15/20		4,320	4,667,453
Coventry Health Care, Inc. 5.95%, 3/15/17		2,505	2,505,927
6.125%, 1/15/15		965	1,011,174
6.30%, 8/15/14		7,810	8,362,159
Genworth Financial, Inc. 6.515%, 5/22/18		12,615	12,863,566
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		6,145	7,289,783
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		2,675	2,736,892
5.50%, 3/30/20		12,607	12,821,533
Humana, Inc. 6.30%, 8/01/18		5,180	5,662,009
6.45%, 6/01/16		1,100	1,221,160
7.20%, 6/15/18		2,360	2,732,080
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		4,025	4,231,148
Lincoln National Corp. 8.75%, 7/01/19		3,069	3,947,842
Markel Corp. 7.125%, 9/30/19		6,470	7,321,769
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5,950	8,131,038
Metlife Capital Trust IV 7.875%, 12/15/37(a)		5,200	5,460,000
MetLife, Inc. 4.75%, 2/08/21		2,240	2,376,425
5.00%, 11/24/13–6/15/15		4,225	4,629,819
7.717%, 2/15/19		2,157	2,745,212
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		10,150	11,985,810
Principal Financial Group, Inc. 7.875%, 5/15/14		8,665	10,265,850
Prudential Financial, Inc. 5.15%, 1/15/13		7,695	8,212,789

	Principal Amount (000)		U.S. $ Value

6.20%, 1/15/15	U.S.$	1,195	$1,345,973
8.875%, 6/15/38		4,975	5,547,125
Series D
7.375%, 6/15/19		905	1,102,426
UnitedHealth Group, Inc. 6.00%, 2/15/18		15,640	18,257,166
WellPoint, Inc. 4.35%, 8/15/20		11,360	11,774,640
5.875%, 6/15/17		1,000	1,152,494
7.00%, 2/15/19		2,465	3,001,655
XL Capital Ltd. 5.25%, 9/15/14		7,525	8,018,760

			204,605,059

Other Finance–0.2%
ORIX Corp. 4.71%, 4/27/15		12,880	13,253,726

REITS–0.4%
ERP Operating LP 5.20%, 4/01/13		5	5,408
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		7,075	7,489,560
Simon Property Group LP 4.375%, 3/01/21		13,955	14,146,490

			21,641,458

			630,756,367

Utility–2.4%
Electric–1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		12,000	12,411,972
Ameren Corp. 8.875%, 5/15/14		6,845	7,929,494
FirstEnergy Corp. Series B 6.45%, 11/15/11		1,123	1,176,798
Series C
7.375%, 11/15/31		7,850	8,529,386
Nisource Finance Corp. 6.80%, 1/15/19		13,295	15,769,851
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		5,805	6,409,916
Teco Finance, Inc. 4.00%, 3/15/16		2,915	3,036,996
5.15%, 3/15/20		3,620	3,960,479
Union Electric Co. 6.70%, 2/01/19		1,195	1,452,854
Wisconsin Energy Corp. 6.25%, 5/15/67		5,810	5,548,550

			66,226,296

Natural Gas–1.0%
DCP Midstream LLC 5.35%, 3/15/20(a)		3,019	3,266,015

4	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

	Principal Amount (000)		U.S. $ Value

Energy Transfer Partners LP 6.70%, 7/01/18	U.S.$	7,930	$9,235,928
7.50%, 7/01/38		8,376	9,883,462
EQT Corp. 8.125%, 6/01/19		6,551	8,121,943
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	11,968,000
Williams Partners LP 5.25%, 3/15/20		10,213	11,102,297

			53,577,645

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18		8,485	9,807,175

			129,611,116

Non Corporate Sectors–1.2%
Agencies–Not Government Guaranteed–1.2%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)		24,820	26,433,300
Petrobras International Finance Co. 5.75%, 1/20/20		19,490	21,576,307
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		11,910	14,649,300

			62,658,907

Total Corporates–Investment Grades (cost $1,489,175,958)			1,637,125,126

GOVERNMENTS–TREASURIES–19.6%
United States–19.6%
U.S. Treasury Bonds 4.50%, 2/15/36		84,385	97,029,586
4.625%, 2/15/40		68,255	79,751,736
U.S. Treasury Notes 0.75%, 5/31/12		40,120	40,359,918
1.75%, 7/31/15		22,255	22,790,455
2.25%, 1/31/15		211,011	221,429,353
2.375%, 8/31/14		249,375	263,110,076
2.50%, 3/31/15		132,380	140,374,428
3.375%, 11/15/19		82,365	88,729,014
3.625%, 2/15/20		92,500	101,453,723

Total Governments–Treasuries (cost $1,000,254,678)			1,055,028,289

MORTGAGE PASS-THRU’S–16.4%
Agency Fixed Rate 30-Year–15.3%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–1/01/36		32,138	33,669,454

	Principal Amount (000)		U.S. $ Value

Series 2007 4.50%, 1/01/37–3/01/37	U.S.$	8,086	$8,456,950
5.50%, 7/01/35		11,412	12,254,429
Series 2008 6.50%, 5/01/35		9,588	10,645,431
Federal National Mortgage Association 5.50%, 9/01/36–6/01/38		116,899	124,693,052
6.00%, 3/01/31–9/01/38		144,553	155,505,729
Series 2003 5.00%, 11/01/33		23,623	25,082,603
5.50%, 4/01/33–7/01/33		45,721	49,124,724
Series 2004 5.00%, 4/01/34		9	9,350
5.50%, 4/01/34–11/01/34		35,934	38,563,982
6.00%, 9/01/34–10/01/34		18,624	20,330,279
Series 2005 4.50%, 8/01/35–9/01/35		46,216	48,541,863
5.50%, 2/01/35		32,499	34,917,807
6.00%, 4/01/35		6,338	6,950,265
Series 2006 5.00%, 2/01/36		54,202	57,296,184
5.50%, 4/01/36		8,070	8,630,761
6.00%, 10/01/31		20	21,542
Series 2007 4.50%, 9/01/35		32,083	33,787,473
5.00%, 7/01/36		13,752	14,571,740
6.00%, 3/01/37		122	132,249
Series 2008 5.50%, 12/01/35–3/01/37		64,343	68,810,037
6.00%, 3/01/37		67,443	73,265,367
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	746

			825,262,017

Agency ARMs–1.1%
Federal Home Loan Mortgage Corp. Series 2005 2.745%, 5/01/35(c)		7,214	7,595,459
Series 2006 2.704%, 3/01/34(d)		4,682	4,913,388
Series 2007 6.006%, 2/01/37(c)		6,821	7,179,138
Federal National Mortgage Association Series 2006 5.386%, 2/01/36(d)		6,345	6,680,113
6.104%, 3/01/36(d)		3,637	3,754,198
Series 2007 4.149%, 8/01/37(d)		6,215	6,580,253
4.662%, 3/01/34(d)		7,104	7,435,137
5.942%, 10/01/37(c)		5,107	5,396,175
Series 2009 3.453%, 5/01/38(c)		7,281	7,631,892

			57,165,753

Total Mortgage Pass-Thru’s (cost $838,587,169)			882,427,770

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.0%
Non-Agency Fixed Rate CMBS–9.9%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	19,945	$20,881,565
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class A4 5.623%, 3/11/39		15,615	17,234,516
Series 2006-PW12, Class A4 5.907%, 9/11/38		18,895	21,093,955
Series 2007-PW18, Class A4 5.70%, 6/13/50		19,670	21,167,442
Commercial Mortgage Asset Trust Series 1999-C1, Class A3 6.64%, 1/17/32		0	11
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		9,615	9,996,165
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		4,400	4,647,856
Series 2005-C1, Class A4 5.014%, 2/15/38		13,795	14,816,307
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38		26,360	28,870,740
Series 2006-C5, Class A3 5.311%, 12/15/39		13,502	14,045,511
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		18,613	19,165,399
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		6,045	6,445,452
Series 2007-GG11, Class A4 5.736%, 12/10/49		3,484	3,646,100
Series 2007-GG9, Class A4 5.444%, 3/10/39		16,775	17,682,623
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4B 4.996%, 8/15/42		35	35,301
Series 2006-CB14, Class A4 5.481%, 12/12/44		6,750	7,259,176
Series 2006-CB15, Class A4 5.814%, 6/12/43		24,985	27,201,484
Series 2006-CB16, Class A4 5.552%, 5/12/45		21,000	22,756,753

Principal Amount (000)			U.S. $ Value

Series 2006-CB17, Class A4 5.429%, 12/12/43	U.S.$	18,215	$19,398,991
Series 2007-C1, Class A4 5.716%, 2/15/51		26,625	27,924,321
Series 2007-LD11, Class A4 6.006%, 6/15/49		20,725	21,414,369
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		35	36,492
Series 2006-C6, Class A4 5.372%, 9/15/39		22,610	24,600,465
Series 2006-C7, Class A3 5.347%, 11/15/38		17,955	19,211,832
Series 2007-C1, Class A4 5.424%, 2/15/40		17,435	18,367,760
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.103%, 6/12/46		11,735	13,048,497
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42		16,915	18,281,367
Series 2007-T27, Class A4 5.802%, 6/11/42		30,420	33,742,071
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		26,240	28,693,429
Series 2007-C31, Class A4 5.509%, 4/15/47		26,665	26,486,336
Series 2007-C32, Class A3 5.933%, 6/15/49		23,420	23,418,518

			531,570,804

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.698%, 3/06/20(a)(c)		5,835	5,193,719

Total Commercial Mortgage-Backed Securities (cost $496,653,529)			536,764,523

AGENCIES–5.3%
Agency Debentures–5.3%
Federal Farm Credit Bank 0.267%, 11/13/12(c)		47,900	47,854,926
0.287%, 9/20/12(c)		55,300	55,280,756
Federal National Mortgage Association 0.287%, 9/17/12(c)		69,150	69,126,904
6.25%, 5/15/29		9,685	12,660,687
6.625%, 11/15/30		74,395	102,348,921

Total Agencies (cost $276,516,224)			287,272,194

6	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

	Principal Amount (000)		U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES*–4.3%
Industrial–2.6%
Basic–0.5%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	U.S.$	3,550	$3,004,188
Lyondell Chemical Co. 11.00%, 5/01/18		560	619,514
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		5,025	5,577,750
United States Steel Corp. 6.05%, 6/01/17		13,580	13,461,175
Westvaco Corp. 8.20%, 1/15/30		1,700	1,859,302

			24,521,929

Capital Goods–0.6%
Case New Holland, Inc. 7.875%, 12/01/17(a)		4,075	4,426,469
Masco Corp. 6.125%, 10/03/16		15,760	16,021,931
Mohawk Industries, Inc. 6.875%, 1/15/16(b)		10,190	10,610,338
Textron Financial Corp. 5.40%, 4/28/13		1,730	1,816,484

			32,875,222

Communications–Media–0.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18(a)		1,799	1,866,463
8.125%, 4/30/20(a)		592	627,520
Clear Channel Communications, Inc. 5.50%, 9/15/14		8,805	5,646,206
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		4,841	5,143,562
Univision Communications, Inc. 12.00%, 7/01/14(a)		1,078	1,179,063

			14,462,814

Communications–Telecommunications–0.1%
Cricket Communications, Inc. 7.75%, 5/15/16		2,085	2,212,706
Qwest Communications International, Inc. 7.50%, 2/15/14(b)		2,175	2,218,500
Windstream Corp. 7.875%, 11/01/17		3,380	3,523,650

			7,954,856

Consumer Cyclical–Automotive–0.1%
Ford Motor Co. 7.45%, 7/16/31		5,415	5,645,138

Consumer Cyclical–Other–0.0%
Wyndham Worldwide Corp. 6.00%, 12/01/16		20	20,864

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical–Retailers–0.2%
JC Penney Co., Inc. 5.65%, 6/01/20	U.S.$	10,810	$11,012,687
Limited Brands, Inc. 6.90%, 7/15/17		1,724	1,827,440

			12,840,127

Consumer Non-Cyclical–0.5%
Bausch & Lomb, Inc. 9.875%, 11/01/15		4,150	4,414,563
HCA, Inc. 8.50%, 4/15/19		5,820	6,489,300
Mylan, Inc. 7.625%, 7/15/17(a)		755	803,131
7.875%, 7/15/20(a)		4,650	4,981,312
Universal Health Services, Inc. 7.125%, 6/30/16		9,235	9,933,203

			26,621,509

Energy–0.1%
Tesoro Corp. 6.50%, 6/01/17		5,470	5,387,950

Technology–0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		5,300	5,512,000

Transportation–Airlines–0.1%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		4,887	4,960,564

			140,802,973

Financial Institutions–1.2%
Banking–0.8%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,695	2,884,058
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)		550	496,734
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	15,720	14,462,400
RBS Capital Trust III 5.512%, 9/30/14		10,580	7,538,250
Regions Financial Corp. 6.375%, 5/15/12		5,820	5,964,907
Union Planters Corp. 7.75%, 3/01/11		8,554	8,692,558

			40,038,907

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(e)		5,118	1,132,357
7.875%, 11/01/09(e)		10,672	2,361,180
Series G 4.80%, 3/13/14(e)		3,322	734,993

			4,228,530

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value

Finance–0.0%
International Lease Finance Corp. 5.65%, 6/01/14	U.S.$	1,599	$1,551,030

Insurance–0.3%
ING Capital Funding TR III 8.439%, 12/31/10		6,938	6,660,480
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		6,060	5,726,700
XL Capital Ltd. Series E 6.50%, 4/15/17		7,055	5,820,375

			18,207,555

			64,026,022

Utility–0.5%
Electric–0.5%
AES Corp. (The) 7.75%, 3/01/14–10/15/15		4,725	5,055,750
CMS Energy Corp. 8.75%, 6/15/19		4,675	5,582,043
Dynegy Holdings, Inc. 8.375%, 5/01/16		5,370	4,188,600
Edison Mission Energy 7.00%, 5/15/17		3,955	2,857,487
NRG Energy, Inc. 7.25%, 2/01/14		5,035	5,167,169
7.375%, 2/01/16		2,985	3,070,819
RRI Energy, Inc. 7.625%, 6/15/14		2,665	2,638,350

			28,560,218

Total Corporates–Non-Investment Grades (cost $234,043,508)			233,389,213

CMOs–2.0%
Agency Floating Rate–1.2%
Fannie Mae REMICs Series 2005-83, Class KT 0.556%, 10/25/35(c)		16,159	16,130,795
Series 2006-42, Class JF 0.766%, 6/25/36(c)		11,827	11,860,218
Freddie Mac REMICs Series 2920, Class F 0.557%, 1/15/35(c)		14,665	14,615,044
Series 3001, Class HN 0.557%, 5/15/35(c)		14,963	14,937,796
Series 3065, Class EF 0.627%, 11/15/35(c)		7,592	7,588,888

			65,132,741

Non-Agency Fixed Rate–0.7%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 4.794%, 2/25/36		7,534	4,862,524
Series 2006-3, Class 22A1 5.354%, 5/25/36		4,877	2,269,510

	Principal Amount (000)		U.S. $ Value

Series 2007-1, Class 21A1 5.379%, 1/25/47	U.S.$	22,848	$13,142,531
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.118%, 5/25/35		10,031	9,013,658
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.617%, 5/25/36		6,480	3,446,306
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 4.341%, 12/25/35		3,105	3,016,549

			35,751,078

Non-Agency Floating Rate–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.37%, 12/25/35(c)		4,450	2,623,567
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.587%, 10/19/34(c)		4,153	3,619,619

			6,243,186

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.587%, 5/28/35		1,605	1,172,987

Total CMOs (cost $129,642,790)			108,299,992

GOVERNMENTS–SOVEREIGN BONDS–1.5%
Brazil–0.4%
Republic of Brazil 8.25%, 1/20/34		13,760	19,883,200

Croatia–0.3%
Republic of Croatia 6.75%, 11/05/19(a)		12,755	13,934,837

Peru–0.4%
Republic of Peru 8.75%, 11/21/33		14,577	21,646,845

Poland–0.2%
Poland Government International Bond 3.875%, 7/16/15		11,223	11,657,891
6.375%, 7/15/19		1,820	2,153,288

			13,811,179

Russia–0.2%
Russian Federation 7.50%, 3/31/30(a)(b)		9,872	11,772,181

Total Governments–Sovereign Bonds (cost $68,450,103)			81,048,242

8	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

	Principal Amount (000)		U.S. $ Value

BANK LOANS–1.5%
Industrial–1.3%
Basic–0.1%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)	U.S.$	470	$449,365
Ineos US Finance LLC 7.50%, 12/16/13(c)		931	928,822
8.00%, 12/16/14(c)		1,064	1,067,131
John Maneely Co. 3.77%–3.78%, 12/09/13(c)		2,802	2,724,111
Univar Inc. 3.26%, 10/10/14(c)		1,686	1,666,760

			6,836,189

Capital Goods–0.1%
Champion OPCO, LLC 7.50%, 12/31/13(c)		895	852,921
Hawker Beechcraft Acquisition Company LLC 2.26%–2.29%, 3/26/14(c)		601	485,426
2.29%, 3/26/14(c)		36	29,021
Manitowoc Co. Inc., (The) 8.00%, 11/06/14(c)		673	675,584
Sequa Corp. 3.54%–3.55%, 12/03/14(c)		1,191	1,115,729
Tegrant Corp. (SCA Packaging) 5.79%, 3/08/15(c)		600	456,000

			3,614,681

Communications–Media–0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.54%, 7/03/14(c)		1,340	1,200,293
Charter Communications Operating, LLC 2.26%, 3/06/14(c)		1,427	1,391,443
Clear Channel Communications, Inc. 3.91%, 1/29/16(c)		847	665,356
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(c)		653	509,402
Univision Communications Inc. 2.51%, 9/29/14(c)		2,468	2,167,971

			5,934,465

Communications–Telecommunications–0.0%
Level 3 Financing, Inc. 2.51%–2.78%, 3/13/14(c)		588	536,001

Consumer Cyclical–Automotive–0.1%
Ford Motor Company 3.01%–3.05%, 12/15/13(c)		2,640	2,584,062

Consumer Cyclical–Entertainment–0.0%
Las Vegas Sands, LLC 3.03%, 11/23/16(c)		1,619	1,470,438

Consumer Cyclical–Other–0.1%
Hanesbrands, Inc. 5.25%, 12/10/15(c)		276	278,553

	Principal Amount (000)		U.S. $ Value

Harrah’s Operating Company, Inc. 3.29%–3.50%, 1/28/15(c)	U.S.$	1,730	$1,485,201
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(c)(e)(f)		1,046	5,231
7.75%, 3/31/11(c)(e)		2,022	313,457
On Assignment, Inc. 6.75%, 1/31/13(c)		806	789,871
Veyance Technologies, Inc. 2.76%, 7/31/14(c)		2,426	2,094,517
VML US Finance LLC (aka Venetian Macau) 4.78%, 5/27/13(c)		620	611,594

			5,578,424

Consumer Cyclical–Retailers–0.1%
Burlington Coat Factory Warehouse Corporation 2.53%–2.54%, 5/28/13(c)		559	537,359
Mattress Holding Corp. 2.54%, 1/18/14(c)		481	413,330
Michaels Stores, Inc. 4.81%–5.00%, 7/31/16(c)		271	264,781
Neiman Marcus Group Inc., (The) 2.26%–2.29%, 4/06/13(c)		3,484	3,372,528
Targus Holdings, Inc. 8.75%, 11/22/12(c)		2,707	2,358,381

			6,946,379

Consumer Non-Cyclical–0.1%
Fenwal, Inc. 2.55%, 2/28/14(c)		2,154	1,867,900
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.76%, 7/11/14(c)		2,212	1,939,599

			3,807,499

Energy–0.1%
Ashmore Energy International 3.29%, 3/30/12–3/30/14(c)		1,751	1,633,920
CITGO Petroleum 9.00%, 6/24/17(c)		499	507,633
Dalbo, Inc. 7.00%, 8/27/12(c)		1,972	1,676,542

			3,818,095

Other Industrial–0.0%
Education Management LLC 2.06%, 6/03/13(c)		1,772	1,634,819

Services–0.3%
Aveta, Inc. 8.00%, 4/14/15(c)		962	934,588
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.79%, 5/08/14(c)		1,778	1,568,656
Koosharem LLC 10.25%, 6/30/14(c)		1,953	1,344,244

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value

Sabre Inc. 2.26%–2.48%, 9/30/14(c)	U.S.$	5,025	$4,645,335
Travelport LLC (F/K/A Travelport Inc.) 2.79%, 8/23/13(c)		468	450,086
2.96%, 8/23/13(c)		2,334	2,243,135
West Corporation 2.63%, 7/15/16(c)		2,652	2,608,353

			13,794,397

Technology–0.2%
Avaya, Inc. 3.06%, 10/24/14(c)		490	434,126
Dresser, Inc. 2.61%, 5/04/14(c)		1,415	1,358,618
First Data Corp. 3.01%, 9/24/14(c)		2,554	2,247,197
IPC Systems, Inc. 2.51%–2.54%, 6/02/14(c)		911	799,208
5.54%, 6/01/15(c)		2,000	1,660,000
Sitel, LLC (ClientLogic) 5.79%, 1/30/14(c)		2,893	2,621,325
SunGard Data Systems Inc (Solar Capital Corp.) 2.01%, 2/28/14(c)		74	71,123

			9,191,597

Transportation–Airlines–0.0%
Delta Air Lines, Inc. 3.51%, 4/30/14(c)		1,478	1,403,342

Transportation–Services–0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(c)		829	807,599

			67,957,987

Utility–0.1%
Electric–0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(c)		563	525,975
4.81%, 5/01/14(c)		3,800	3,439,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(c)(g)(h)		1,322	669,854
12.00%, 6/09/14(c)(g)(h)		449	0
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%–3.79%, 10/10/14(c)		4,380	3,393,716

			8,028,545

Financial Institutions–0.1%
Finance–0.1%
CIT Group, Inc. 6.25%, 8/11/15(c)		1,167	1,174,299
Delos Aircraft Inc. 7.00%, 3/17/16(c)		567	574,820

Principal Amount (000)			U.S. $ Value

International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(c)	U.S.$	773	$784,534
Peach Holdings, Inc. (Orchard Acquisition Company) 9.25%, 11/21/13(c)		867	621,943

			3,155,596

Other Finance–0.0%
Grosvenor Capital Management Holdings, LLLP 2.31%, 12/05/13(c)		873	871,958

REITS–0.0%
Capital Automotive L.P. 2.76%, 12/14/12(c)		806	781,484

			4,809,038

Total Bank Loans (cost $86,125,408)			80,795,570

GOVERNMENTS–SOVEREIGN AGENCIES–1.2%
United Kingdom–1.2%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		39,977	40,273,430
2.625%, 5/11/12(a)		23,310	23,941,934

Total Governments–Sovereign Agencies (cost $63,268,915)			64,215,364

ASSET-BACKED SECURITIES–1.0%
Home Equity Loans–Floating Rate–0.4%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.706%, 4/25/37(c)(g)		10,375	226,673
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 0.416%, 4/25/37(c)		15,685	7,094,308
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.517%, 1/20/35(c)		3,506	3,035,735
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.376%, 4/25/37(c)		189	188,816
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.446%, 6/25/37(c)		9,105	5,661,846
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.486%, 2/25/37(c)(g)		6,080	182,400
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.856%, 5/25/33(c)		231	184,534

10	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

	Principal Amount (000)		U.S. $ Value

Soundview Home Equity Loan Trust Series 2007-OPT3, Class 2A2 0.386%, 8/25/37(c)	U.S.$	9,200	$6,415,105

			22,989,417

Credit Cards–Floating Rate–0.4%
Discover Card Master Trust Series 2009-A1, Class A1 1.557%, 12/15/14(c)		6,330	6,430,651
Series 2009-A2, Class A 1.557%, 2/17/15(c)		5,400	5,491,208
Series 2010-A1, Class A1 0.907%, 9/15/15(c)		5,823	5,855,181
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.317%, 6/15/15(c)		5,150	5,118,994

			22,896,034

Home Equity Loans–Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.389%, 12/25/32		2,352	2,123,979
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		2,013	1,726,446

			3,850,425

Other ABS–Fixed Rate–0.1%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(a)		3,700	3,672,250

Other ABS–Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47(c)(i)		7,100	35,500

Total Asset-Backed Securities (cost $92,202,796)			53,443,626

INFLATION-LINKED SECURITIES–1.0%
United States–1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $50,807,651)		49,155	52,196,502

QUASI-SOVEREIGNS–0.9%
Quasi-Sovereign Bonds–0.9%
Kazakhstan–0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)		7,742	8,535,555

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	14,294,599

	Principal Amount (000)		U.S. $ Value

Russia–0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	U.S.$	22,651	$25,482,375

Total Quasi-Sovereigns (cost $43,388,371)			48,312,529

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
United States–0.3%
State of California 7.625%, 3/01/40 (cost $13,160,368)		12,890	14,177,453

	Shares
PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50%		210,000	5,548,200

Non Corporate Sectors–0.0%
Agencies–Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		185,725	79,862
Federal National Mortgage Association 8.25%		280,300	121,930

			201,792

Total Preferred Stocks (cost $16,900,625)			5,749,992

	Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.1%
Industrial–0.1%
Energy–0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $3,950,003)	U.S.$	3,963	4,795,230

	Shares
COMMON STOCKS–0.0%
Champion Holdco, LLC(g)(h)(j) (cost $81,903)		158,657	81,904

Schedule of Investments—Intermediate Duration Portfolio	11

Shares		U.S. $ Value

WARRANTS–0.0%
Champion Holdco, LLC, expiring 1/27/15(g)(j)	57,788	$0
GBGH, LLC, expiring 6/09/19(g)(h)(j)	2,384	0

Total Warrants (cost $0)		0

Principal Amount (000)			U.S. $ Value

SHORT-TERM INVESTMENTS–4.1%
Time Deposit–4.1%
State Street Time Deposit 0.01%, 10/01/10 (cost $220,629,262)	U.S.$	220,629	220,629,262

Total Investments—99.8% (cost $5,123,839,261)			5,365,752,781

Other assets less liabilities—0.2%			9,810,563

Net Assets—100.0%			$5,375,563,344

12	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond 30 Yr Futures	350	December 2010	$47,001,861	$46,801,563	$(200,298)
U.S. T-Note 5 Yr Futures	416	December 2010	50,002,070	50,280,750	278,680

					$78,382

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
BNP Paribas SA:
Euro settling 10/28/10	2,543	$3,218,785	$3,465,843	$(247,058)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $434,815,033 or 8.1% of net assets.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.
(d)	Variable rate coupon, rate shown as of September 30, 2010.
(e)	Security is in default and is non-income producing.
(f)	Pay-In-Kind Payments (PIK).
(g)	Illiquid security.
(h)	Fair valued.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47	5/25/07	$6,939,488	$35,500	0.00%

(j)	Non-income producing security.
*	The determination of investment grade is unaudited.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2010, the fund’s total exposure to subprime investments was 1.28% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Currency Abbreviations:

EUR—Euro

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligations

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FHLMC—Federal Home Loan Mortgage Corporation

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–54.3%
United States–54.3%
U.S. Treasury Notes 0.75%, 11/30/11–5/31/12	$62,087	$62,420,163
1.125%, 12/15/11	1,140	1,150,999
1.375%, 11/15/12	121,552	123,897,589
1.75%, 11/15/11–1/31/14	133,530	136,255,573
2.50%, 4/30/15	14,700	15,584,293
2.625%, 7/31/14	1,555	1,655,346
3.75%, 11/15/18	2,920	3,262,524

Total Governments–Treasuries (cost $340,200,222)		344,226,487

MORTGAGE PASS-THRU’S–11.9%
Agency Fixed Rate 30-Year–7.5%
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	16,201	17,742,805
Series 2008 6.00%, 5/01/38	14,738	15,857,903
6.50%, 12/01/28–7/01/35	6,866	7,591,251
Government National Mortgage Association Series 2002 7.50%, 3/15/32	286	338,664
Series 2008 6.50%, 9/15/38	5,349	5,888,503

		47,419,126

Agency ARMs–4.2%
Federal Home Loan Mortgage Corp. Series 2005 2.802%, 5/01/35(a)	1,595	1,680,869
Series 2007 5.882%, 11/01/36(b)	1,538	1,623,094
6.072%, 1/01/37(b)	1,169	1,235,652
Federal National Mortgage Association Series 2003 4.772%, 12/01/33(a)	389	407,773
Series 2005 2.57%, 2/01/35(b)	2,471	2,592,426
3.20%, 10/01/35(a)	2,790	2,942,284
5.338%, 1/01/36(a)	1,786	1,880,398
Series 2006 2.812%, 1/01/36(a)	4,016	4,202,052
5.506%, 5/01/36(b)	2,569	2,702,316
5.665%, 7/01/36(a)	1,906	2,013,048
Series 2007 2.998%, 11/01/35(b)	2,116	2,233,570
5.431%, 2/01/37(b)	1,765	1,868,798

Principal Amount (000)		U.S. $ Value

Series 2009
3.994%, 7/01/38(a)	$1,170	$1,220,850

		26,603,130

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	101	109,030
Series 2001 6.00%, 11/01/16–12/01/16	640	693,029
Series 2002 6.00%, 2/01/17	429	464,436
8.00%, 8/01/16	237	252,959

		1,519,454

Total Mortgage Pass-Thru’s (cost $73,278,127)		75,541,710

CORPORATES–INVESTMENT GRADES*–11.4%
Industrial–9.0%
Capital Goods–0.9%
General Dynamics Corp. 1.80%, 7/15/11	2,592	2,622,318
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,472,869
Raytheon Co. 5.50%, 11/15/12	1,452	1,597,331

		5,692,518

Communications–Telecommunications–0.8%
AT&T, Inc. 4.95%, 1/15/13	1,346	1,462,615
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	2,400	2,666,299
Verizon Global Funding Corp. 7.375%, 9/01/12	999	1,119,627

		5,248,541

Consumer Cyclical–Automotive–0.7%
American Honda Finance Corp. 2.375%, 3/18/13(c)	2,859	2,922,490
Toyota Motor Credit Corp. 1.375%, 8/12/13	1,520	1,531,818

		4,454,308

Consumer Cyclical–Entertainment–0.3%
Walt Disney Co. (The) 4.50%, 12/15/13	1,750	1,939,289

Consumer Cyclical–Restaurants–0.3%
McDonald’s Corp. 4.30%, 3/01/13	1,717	1,857,875

Consumer Cyclical–Retailers–0.5%
Costco Wholesale Corp. 5.30%, 3/15/12	1,275	1,360,127
Wal-Mart Stores, Inc. 4.55%, 5/01/13	1,700	1,860,281

		3,220,408

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical–2.8%
Abbott Laboratories 5.15%, 11/30/12	$1,265	$1,384,097
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,180,160
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,691,254
Baxter International, Inc. 1.80%, 3/15/13	940	959,630
Bottling Group LLC 5.00%, 11/15/13	1,693	1,894,895
Campbell Soup Co. 6.75%, 2/15/11	1,680	1,720,590
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	1,310	1,440,831
Merck & Co., Inc. 5.30%, 12/01/13	1,310	1,475,893
PepsiCo, Inc. 4.65%, 2/15/13	1,305	1,422,249
Pfizer, Inc. 4.45%, 3/15/12	2,850	3,000,004
Procter & Gamble Co. (The) 1.375%, 8/01/12	1,500	1,520,282

		17,689,885

Energy–0.9%
Apache Corp. 5.25%, 4/15/13	1,400	1,526,129
Chevron Corp. 3.95%, 3/03/14	1,770	1,935,507
ConocoPhillips 4.75%, 2/01/14	1,755	1,955,095

		5,416,731

Technology–1.6%
Cisco Systems, Inc. 5.25%, 2/22/11	920	936,790
Dell, Inc. 3.375%, 6/15/12	990	1,030,775
Hewlett-Packard Co. 2.95%, 8/15/12	645	672,487
International Business Machines Corp. 2.10%, 5/06/13	2,816	2,905,723
Microsoft Corp. 0.875%, 9/27/13	1,570	1,572,184
2.95%, 6/01/14	1,405	1,489,629
Oracle Corp. 4.95%, 4/15/13	1,338	1,473,873

		10,081,461

Transportation–Services–0.2%
United Parcel Service, Inc. 3.875%, 4/01/14	1,425	1,555,803

		57,156,819

Financial Institutions–2.2%
Banking–1.0%
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14	860	944,254

Principal Amount (000)		U.S. $ Value

Royal Bank of Canada 5.65%, 7/20/11	$2,155	$2,244,146
State Street Corp. 4.30%, 5/30/14	1,415	1,555,641
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,672,078

		6,416,119

Finance–0.5%
General Electric Capital Corp. 1.875%, 9/16/13	3,276	3,285,854

Insurance–0.6%
Metropolitan Life Global Funding I 2.875%, 9/17/12(c)	3,500	3,609,620

Other Finance–0.1%
ORIX Corp. 5.48%, 11/22/11	920	956,918

		14,268,511

Utility–0.2%
Electric–0.2%
Southern Co. 4.15%, 5/15/14	947	1,025,942

Total Corporates–Investment Grades (cost $69,973,813)		72,451,272

ASSET-BACKED SECURITIES–8.8%
Autos–Fixed Rate–4.3%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)	3,755	3,931,498
Series 2009-3A, Class A4 2.67%, 12/15/16(c)	5,680	5,918,504
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	2,917	2,969,354
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	3,425	3,584,005
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	1,550	1,572,306
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,490	2,510,832
Series 2009-B, Class A4 2.65%, 1/15/15	4,755	4,853,875
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14	1,843	1,846,954

		27,187,328

14	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Credit Cards–Floating Rate–2.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.277%, 3/15/13(b)	$2,405	$2,404,299
Series 2009-A2, Class A2 1.807%, 4/15/14(b)	6,000	6,125,306
Discover Card Master Trust Series 2009-A1, Class A1 1.557%, 12/15/14(b)	1,675	1,701,634
Series 2009-A2, Class A 1.557%, 2/17/15(b)	635	645,725
Series 2010-A1, Class A1 0.907%, 9/15/15(b)	3,271	3,289,077
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.317%, 6/15/15(b)	1,380	1,371,692

		15,537,733

Autos–Floating Rate–1.0%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.327%, 4/20/13(b)	3,000	2,997,869
Wheels SPV LLC Series 2009-1, Class A 1.807%, 3/15/18(b)(c)	3,322	3,340,006

		6,337,875

Home Equity Loans–Fixed Rate–0.6%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,193	1,095,127
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	796	682,938
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	737,307
Series 2005-CB4, Class AF2 4.751%, 8/25/35	586	583,723
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	78	77,661
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,036	140,398
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)	13	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(f)	3,030	477,271

		3,794,425

Principal Amount (000)		U.S. $ Value

Other ABS–Fixed Rate–0.3%
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	$1,604	$1,623,058

Home Equity Loans–Floating Rate–0.2%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.156%, 5/25/37(b)(g)	420	5,661
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.537%, 1/20/36(b)	599	477,751
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.456%, 6/25/37(b)(c)	1,128	461,446
Lehman XS Trust Series 2005-5N, Class M2 0.906%, 11/25/35(b)(g)	120	77
Novastar Home Equity Loan Series 2007-2, Class M1 0.556%, 9/25/37(b)(g)	1,650	46,845
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	213	210,190

		1,201,970

Other ABS–Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47(b) (e)	635	3,175

Total Asset-Backed Securities (cost $59,884,158)		55,685,564

CMOs–3.5%
Agency Floating Rate–2.6%
Freddie Mac Reference REMIC Series R008, Class FK 0.657%, 7/15/23(b)	375	370,791
Freddie Mac REMICs
Series 2976, Class DF 0.557%, 10/15/34(b)	9,249	9,236,396
Series 3001, Class HN 0.557%, 5/15/35(b)	7,264	7,251,469

		16,858,656

Non-Agency Floating Rate–0.5%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.236%, 11/25/46(b)	885	395,312
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.576%, 10/25/28(b)	1,143	1,077,384
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.82%, 2/25/42(b)(c)	1,242	1,201,629

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)		U.S. $ Value

Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.486%, 5/25/35(b)	$104	$83,658
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.31%, 5/25/46(b)	565	316,581

		3,074,564

Agency Fixed Rate–0.2%
Fannie Mae REMICs
Series 2005-86, Class WH 5.00%, 11/25/25	130	129,520
Series 2006-50, Class PA 5.00%, 4/25/27	681	687,670
Government National Mortgage Association Series 2006-51, Class IO 0.89%, 8/16/46(f)	10,467	399,621

		1,216,811

Non-Agency Fixed Rate–0.2%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	169,422
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	573	559,685
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(f)	2,722	395,312

		1,124,419

Total CMOs (cost $24,860,851)		22,274,450

AGENCIES–3.2%
Agency Debentures–3.2%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12	3,492	3,578,036
Citibank NA–FDIC Insured 1.875%, 5/07/12	8,999	9,186,746
Goldman Sachs Group, Inc. (The)–FDIC Insured 3.25%, 6/15/12	3,975	4,155,799
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11	3,068	3,160,080

Total Agencies (cost $19,511,667)		20,080,661

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.3%
Non-Agency Fixed Rate CMBS–1.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	$3,000	$3,063,649
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	4	4,389
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	528	539,118
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)	4,333	4,390,593

		7,997,749

Non-Agency Floating Rate CMBS–1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.557%, 6/15/22(b)(c)	1,360	1,139,279
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVD 0.727%, 10/15/21(b)(c)	2,000	1,777,207
Series 2007-TFLA, Class A2 0.377%, 2/15/22(b)(c)	3,000	2,458,799
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class H 0.657%, 9/15/21(b)(c)	1,300	510,221
Series 2007-WHL8, Class E 0.657%, 6/15/20(b)(c)	1,000	504,226

		6,389,732

Total Commercial Mortgage-Backed Securities (cost $16,539,111)		14,387,481

SHORT-TERM INVESTMENTS–1.0%
Certificates of Deposit–1.0%
Royal Bank of Canada NY (cost $5,814,381)	5,817	5,992,435

Total Investments—96.4% (cost $610,062,330)		610,640,060

Other assets less liabilities—3.6%		22,786,441

Net Assets—100.0%		$633,426,501

16	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	487	December 2010	$106,717,578	$106,888,891	$171,313
U.S. T-Note 5 Yr Futures	28	December 2010	3,363,117	3,384,281	21,164
Sold Contracts
U.S. T-Note 10 Yr Futures	45	December 2010	5,616,831	5,672,109	(55,278)

					$137,199

(a)	Variable rate coupon, rate shown as of September 30, 2010.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $33,325,952 or 5.3% of net assets.
(d)	Fair valued.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47	5/25/07	620,644	3,175	0.00%

(f)	IO—Interest Only
(g)	Illiquid security.
*	The determination of investment grade is unaudited.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2010, the fund’s total exposure to subprime investments was 1.31% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligations

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

REMICs—Real Estate Mortgage Investment Conduits

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	17

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–81.0%
United States–81.0%
U.S. Treasury Notes 0.75%, 11/30/11–5/31/12	$10,635	$10,695,304
1.375%, 11/15/12	67,942	69,253,077
1.75%, 8/15/12	37,408	38,347,577
2.375%, 8/31/14	1,950	2,057,402
2.50%, 4/30/15	8,675	9,196,853
4.50%, 11/15/15	2,115	2,454,392

Total Governments–Treasuries (cost $130,145,835)		132,004,605

MORTGAGE PASS-THRU’S–10.8%
Agency Fixed Rate 30-Year–5.3%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 8/01/37	30	32,101
Federal National Mortgage Association 6.00%, 9/01/37	1,275	1,376,615
6.50%, 12/01/38	1,037	1,133,151
Series 2006 6.50%, 11/01/36	1,018	1,114,595
Series 2008 6.00%, 5/01/38	3,861	4,154,790
6.50%, 12/01/37	783	855,473

		8,666,725

Agency ARMs–5.2%
Federal Home Loan Mortgage Corp. Series 2005 2.802%, 5/01/35(a)	462	486,847
Federal National Mortgage Association Series 2003 4.772%, 12/01/33(a)	1,063	1,114,094
Series 2005 2.57%, 2/01/35(b)	765	802,340
5.338%, 1/01/36(a)	523	550,360
Series 2006 2.812%, 1/01/36(a)	1,445	1,511,884
5.665%, 7/01/36(a)	812	857,974
Series 2007 2.998%, 11/01/35(b)	676	713,841
5.431%, 2/01/37(b)	735	778,666
Series 2009 3.994%, 7/01/38(a)	1,580	1,648,147

		8,464,153

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	$36	$38,939
Series 2001 6.00%, 11/01/16	283	305,765
Series 2002 8.00%, 8/01/16	90	95,795

		440,499

Total Mortgage Pass-Thru’s (cost $17,300,495)		17,571,377

CMOs–3.5%
Agency Floating Rate–3.3%
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.461%, 3/25/36(b)	206	197,198
Freddie Mac REMICs Series 2976, Class DF 0.557%, 10/15/34(b)	2,943	2,938,935
Series 3001, Class HN 0.557%, 5/15/35(b)	2,307	2,303,134

		5,439,267

Agency Fixed Rate–0.2%
Fannie Mae REMICs Series 2005-86, Class WH 5.00%, 11/25/25	39	38,547
Series 2006-50, Class PA 5.00%, 4/25/27	202	204,199

		242,746

Total CMOs (cost $5,646,157)		5,682,013

AGENCIES–2.2%
Agency Debentures–2.2%
Morgan Stanley–FDIC Insured 2.25%, 3/13/12	1,645	1,687,105
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11	1,926	1,983,805

Total Agencies (cost $3,582,223)		3,670,910

Total Investments—97.5% (cost $156,674,710)		158,928,905

Other assets less liabilities—2.5%		4,085,642

Net Assets—100.0%		$163,014,547

18	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

(a)	Variable rate coupon, rate shown as of September 30, 2010.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

Glossary:

ARMs—Adjustable Rate Mortgages

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FHLMC—Federal Home Loan Mortgage Corporation

REMICs—Real Estate Mortgage Investment Conduits

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	19

SCB–TAX–1944–0910

Sanford C. Bernstein Fund, Inc.

September 30, 2010

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the statements of assets and liabilities included in the accompanying Annual Report, including the schedules of investments contained herein, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–89.5%
Long-Term Municipal Bonds–86.6%
Alabama–0.2%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/12	$1,150	$1,219,334

Arizona–3.3%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.27%, 2/01/42(a)	955	882,334
Pima Cnty AZ GO Series 2009 4.00%, 7/01/11	6,520	6,678,240
Salt River Proj Agric Impt & Pwr Dist AZ Series 2002C 5.00%, 1/01/12	11,515	12,151,089

		19,711,663

California–6.4%
California Dept Wtr Res Cen Vy Series 2009AG 5.00%, 12/01/26	2,855	3,294,242
California Econ Recovery Series B 5.00%, 7/01/23 (Prerefunded/ETM)	9,300	9,480,885
5.00%, 7/01/23 (Prerefunded/ETM)	1,000	1,035,040
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	7,485	8,182,452
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	7,615	7,896,679
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	7,750	7,971,960

		37,861,258

Colorado–0.1%
Denver Co. Hlth & Hosp Auth Series A 5.00%, 12/01/10	405	406,466
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(b)	100	45,540

		452,006

Connecticut–3.4%
Connecticut GO Series 2009 A 5.00%, 1/01/12	19,175	20,236,720

Principal Amount (000)		U.S. $ Value

Delaware–1.7%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	$519	$397,315
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	8,700	9,373,728

		9,771,043

District of Columbia–2.0%
District of Columbia GO AGM Series 2007 C 5.00%, 6/01/11	1,000	1,030,620
XLCA Series 2002 C 5.25%, 6/01/11	4,670	4,817,152
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/11–10/01/12	3,875	4,096,445
AMBAC Series A 5.00%, 10/01/10	1,000	1,000,000
NPFGC Series 2004D 5.25%, 10/01/12	1,000	1,075,460

		12,019,677

Florida–10.8%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13	11,790	12,424,184
Dupree Lakes CDD FL 5.00%, 11/01/10	60	51,482
Florida Brd of Ed GO (Florida GO) Series 2005 C 5.00%, 6/01/12	5,000	5,365,300
Series B 5.00%, 1/01/12	4,000	4,220,960
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/12	6,315	6,783,447
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	5,845	6,011,758
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,896
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	150	67,707
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series A 5.00%, 10/01/12	1,500	1,580,985
Lee Cnty FL Sch Brd COP AGC Series 2009 A 5.00%, 8/01/11	3,850	3,974,124

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Live Oak CDD FL Series 2010 7.36%, 11/01/20	$265	$273,724
Miami-Dade Cnty FL Hlth Fac Auth AMBAC Series 2001 A 5.625%, 8/15/18 (Prerefunded/ETM)	5,435	5,736,914
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35	30	30,158
Series 2010A-2 6.125%, 5/01/35(d)	54	35,036
Series 2010B 5.125%, 5/01/17(d)	124	99,004
Series 4B 5.125%, 5/01/09(b)	55	0
Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25	8,000	8,270,720
Parker Rd CDD FL Series B 5.35%, 5/01/15	520	286,000
Parkway Center CDD FL Series B 5.625%, 5/01/14	180	146,232
Paseo CDD FL Series B 4.875%, 5/01/10(b)	945	189,000
Rolling Hills CDD FL Series B 5.125%, 11/01/13	115	78,559
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Prerefunded/ETM)	8,120	8,574,964

		64,250,154

Georgia–1.5%
Atlanta GA GO Series 2009A 4.00%, 7/01/11	1,595	1,626,772
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	3,300	3,384,513
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 3.00%, 11/15/10	1,935	1,940,844
Whitfield Cnty GA SD GO Series 2009 5.00%, 4/01/11	1,905	1,948,415

		8,900,544

Illinois–2.9%
Cortland IL SSA #10 5.125%, 3/01/14	206	193,335
Illinois Ed Fac Auth (Univ of Chicago) 1.125%, 7/01/36	5,965	5,975,379
Illinois GO Series 2007 B 5.00%, 1/01/12	3,290	3,423,706

Principal Amount (000)		U.S. $ Value

Series 2009 A 4.00%, 9/01/11	$2,405	$2,461,710
Series 2010 5.00%, 1/01/12	4,500	4,682,880
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	143	135,870

		16,872,880

Iowa–3.8%
Tobacco Settlement Auth IA 5.60%, 6/01/35 (Prerefunded/ETM)	21,685	22,628,298

Kansas–0.6%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	6,225	3,502,745

Kentucky–0.5%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 2/01/11	3,125	3,161,375

Louisiana–0.5%
Isabella Lakes CDD LA 6.00%, 8/01/22	515	336,161
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37(e)	2,215	2,214,136
Whispering Springs CDD LA 5.20%, 10/01/21	670	476,819

		3,027,116

Maryland–0.3%
Prince Georges Cnty MD GO Series 2004D 5.00%, 12/01/12	1,715	1,878,697

Massachusetts–3.2%
Massachusetts GO Series 2002D 5.375%, 8/01/19 (Prerefunded/ETM)	9,520	10,327,962
Series 2004C 5.25%, 1/01/17 (Prerefunded/ETM)	6,400	6,476,032
Series A 5.50%, 1/01/11	2,315	2,343,776

		19,147,770

Michigan–3.7%
Detroit MI Swr Disp AGM 0.957%, 7/01/32(a)	1,540	1,055,331
Michigan Bldg Auth (Michigan Lease Fac Prog) AMBAC Series 2005 I 5.00%, 10/15/29	4,785	4,972,189
Michigan GO 5.25%, 12/01/11	9,740	10,253,688

2	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Michigan Trunk Line Spl Tax AGM Series 05B 5.00%, 9/01/11	$5,190	$5,394,953

		21,676,161

Minnesota–2.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 4.00%, 1/01/11	1,175	1,182,402
Minnesota GO Series 2010D 3.00%, 8/01/12	2,775	2,900,680
5.00%, 8/01/24	8,120	9,629,102

		13,712,184

Missouri–0.7%
St. Louis MO Arpt NPFGC Series 2001A 5.125%, 7/01/22 (Prerefunded/ETM)	4,045	4,188,314

Nevada–0.2%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	85	47,239
Nevada GO Series 2009 B 5.00%, 5/01/11	1,000	1,026,730

		1,073,969

New Jersey–2.1%
New Jersey COP (New Jersey COP Equip Purchase) Series 2004 A 5.00%, 6/15/11	4,600	4,727,282
Series 2008 5.00%, 6/15/11	2,200	2,260,874
Tobacco Settlement Mgmt Auth SC 5.00%, 6/01/13 (Prerefunded/ETM)	4,980	5,350,711

		12,338,867

New York–8.5%
Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) NPFGC-RE Series B 5.50%, 7/01/12	7,000	7,558,040
New York NY GO Series 2008J 5.00%, 8/01/11	1,670	1,732,274
Series C 5.00%, 8/01/11	3,495	3,625,329
New York NY Mun Wtr Fin Auth Series 2010BB 5.00%, 6/15/30	1,355	1,509,009
New York NY Trnsl Fin Auth Series A-1 5.00%, 11/01/10	1,115	1,118,758

Principal Amount (000)		U.S. $ Value

Series B 5.25%, 2/01/29(f)	$7,930	$8,048,474
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	6,905	7,422,461
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	55	55,059
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28	9,555	10,861,551
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	8,250	8,496,510

		50,427,465

North Carolina–1.9%
Mecklenburg Cnty NC Pub Fac Corp. COP (Mecklenburg Cnty NC Lease) Series 2009 5.00%, 3/01/12	4,365	4,620,702
North Carolina Eastern Mun Pwr Agy Series A 5.50%, 1/01/11	1,550	1,567,437
North Carolina GO 5.00%, 10/01/10	5,090	5,090,000

		11,278,139

Ohio–2.1%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	1,815	1,901,830
Cleveland OH COP Series 2010A 5.00%, 11/15/12	1,285	1,368,949
Ohio HFA SFMR 3.30%, 9/01/30	355	355,671
Ohio Turnpike Comm (Ohio Turnpike) AGM Series 2001B 5.50%, 2/15/12	2,400	2,559,840
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 6/01/12	5,900	6,081,543

		12,267,833

Oregon–0.4%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2009C 5.00%, 4/01/11	1,470	1,503,060

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) 3.20%, 7/01/33	$705	$705,839

		2,208,899

Pennsylvania–6.5%
Allegheny Cnty PA Hosp Dev Auth Series 2000 9.25%, 11/15/30 (Prerefunded/ETM)	7,835	8,068,953
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/11	5,600	5,829,992
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10	1,020	1,020,989
Pennsylvania GO Series 2002 5.50%, 2/01/12	1,165	1,241,820
Series 2010A 5.00%, 5/01/13	2,660	2,948,184
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/12	1,000	1,073,710
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	280	263,354
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	5,480	5,846,393
Pittsburgh & Allegheny PA Sprts-Exhb Auth (Pittsburg - Allegheny Cnty PA Sales Tax) AGM 4.00%, 2/01/12–2/01/13	4,830	5,054,289
Pittsburgh PA GO NPFGC Series A 5.00%, 9/01/11	6,685	6,920,446

		38,268,130

Puerto Rico–3.6%
Puerto Rico GO Series A 5.00%, 7/01/30	3,385	3,531,537
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) Series 2008 5.00%, 12/01/10	5,875	5,903,435
Puerto Rico Pub Fin Corp. (Puerto Rico Appropriation) FGIC Series A 5.25%, 8/01/31	1,500	1,546,530
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	10,145	10,534,466

		21,515,968

Principal Amount (000)		U.S. $ Value

Tennessee–0.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 4.00%, 7/01/12	$1,000	$1,031,560

Texas–7.1%
Austin TX Utils Sys AGM 5.00%, 11/15/10	4,000	4,020,160
Dallas TX GO Series 2005 5.00%, 2/15/13	4,290	4,714,796
Garland TX ISD GO Series 2005 5.00%, 2/15/13	1,660	1,828,092
Mansfield TX ISD GO 5.00%, 2/15/25–2/15/27	8,320	9,570,709
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43	4,735	4,780,314
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,900	2,036,059
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 5.00%, 8/15/42	5,665	5,735,189
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/11–4/01/13	7,300	7,831,863
Titus Cnty TX Fresh Wtr (Southwestern Electric Power Co.) 4.50%, 7/01/11	1,470	1,502,913

		42,020,095

Utah–0.8%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	4,545	4,692,849

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	318	323,797

Washington–3.1%
Washington St COP NPFGC Series 2004 D 4.00%, 7/01/11	1,215	1,243,941
Washington St GO 5.00%, 1/01/26	2,485	2,823,184
Series 2009 B 5.00%, 1/01/12	4,820	5,085,052
Series 2009 C 5.00%, 1/01/12	5,765	6,082,017
Series 2010 R 5.00%, 1/01/12	2,645	2,790,449

		18,024,643

4	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Wisconsin–2.1%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Prerefunded/ETM)	$2,210	$2,405,121
6.375%, 6/01/32 (Prerefunded/ETM)	9,005	9,855,612

		12,260,733

Total Long-Term Municipal Bonds (cost $510,247,081)		511,950,886

Short-Term Municipal Notes–2.9%
California–0.4%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.23%, 10/01/47(g)	2,725	2,725,000

Colorado–0.4%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 7/01/29(g)	2,345	2,345,000

Connecticut–1.1%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-2 0.22%, 7/01/36(g)	1,600	1,600,000
Series 2001V-1 0.22%, 7/01/36(g)	4,935	4,935,000

		6,535,000

Mississippi–0.8%
Jackson Cnty MS PCR (Chevron Corp.) Series 1993 0.27%, 6/01/23(g)	4,600	4,600,000

Texas–0.2%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.23%, 5/01/22(g)	1,200	1,200,000

Total Short-Term Municipal Notes (cost $17,405,000)		17,405,000

Total Municipal Obligations (cost $527,652,081)		529,355,886

AGENCIES–10.4%
Other–10.4%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $60,359,240)	59,655	61,286,624

Total Investments—99.9% (cost $588,011,321)		590,642,510

Other assets less liabilities—0.1%		559,696

Net Assets—100.0%		$591,202,206

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	When-Issued or delayed delivery security.
(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2010, the Portfolio held 17.9% of net assets in insured bonds (of this amount 18.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

SD—School District

SFMR—Single Family Mortgage Revenue

SSA—Special Services Area

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.8%
Long-Term Municipal Bonds–79.7%
California–56.4%
California Dept Wtr Res Cen Vy Series 2008AE 5.00%, 12/01/29	$2,685	$2,979,947
Series 2009AG 5.00%, 12/01/26	2,465	2,844,240
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/12	2,700	2,886,489
Series A 5.50%, 5/01/11	3,270	3,364,634
California Econ Recovery Series B 5.00%, 7/01/23 (Prerefunded/ETM)	3,375	3,440,644
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	5,000	5,592,850
Series A 5.25%, 7/01/12	2,920	3,150,797
California Ed Fac Auth (Stanford Univ) 5.00%, 11/01/11	1,875	1,967,175
California GO 5.00%, 2/01/11	2,515	2,551,115
5.00%, 2/01/27 (Prerefunded/ETM)	2,690	2,853,740
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	1,500	1,531,590
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	3,355	3,667,619
Golden St Tobacco Sec CA 5.50%, 6/01/33 (Prerefunded/ETM)	1,855	2,088,322
6.25%, 6/01/33 (Prerefunded/ETM)	1,230	1,363,098
Industry CA GO Series 2009 B 4.00%, 7/01/11	1,720	1,765,632
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) Series 2009A 5.25%, 4/01/11	1,405	1,423,715
LA Cnty CA Reg Pk & Open Space NPFGC Series A 5.00%, 10/01/10	4,000	4,000,000

Principal Amount (000)		U.S. $ Value

Long Beach CA USD GO Series 2008A 5.00%, 8/01/11	$1,625	$1,686,571
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	1,935	2,131,403
Los Angeles CA USD GO 5.00%, 7/01/12	1,935	2,073,294
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA MTA Sales Tax) 3.00%, 7/01/11	3,135	3,190,364
5.00%, 7/01/11–7/01/12	4,965	5,220,515
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/11	3,410	3,499,069
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) 5.00%, 7/01/11	1,800	1,850,004
Port of Oakland CA NPFGC 5.00%, 11/01/10	2,325	2,331,185
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	2,200	2,263,008
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) NPFGC 5.50%, 5/01/11	685	701,858
San Francisco City/Cnty CA GO Series 2009A 5.00%, 6/15/11	2,540	2,621,839
San Joaquin Cnty CA Trnsp Auth 5.00%, 4/01/11	3,690	3,773,173
Santa Marg/Dana Pt ID #3,3A,4,4A CA NPFGC Series 1994 7.25%, 8/01/11	1,100	1,144,418
Vernon CA Elec Sys 5.00%, 8/01/11	1,600	1,657,104

		81,615,412

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	149	114,065

Florida–6.9%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13	2,100	2,212,959
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	145	101,604
Florida Brd of Ed Lottery 4.00%, 7/01/12	5,535	5,850,108
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	1,400	1,439,942

6	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Hammock Bay CDD FL Series B 5.375%, 5/01/11	$45	$44,907
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(b)(c)	190	66,500
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	103,292
Paseo CDD FL 5.00%, 2/01/11(b)(c)	280	64,400
4.875%, 5/01/10(b)	75	15,000
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	190	79,800
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	105	33,600

		10,012,112

Georgia–0.7%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	1,000	1,025,610

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	126	118,254

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	200	10,000
Isabella Lakes CDD LA 6.00%, 8/01/22	200	130,548
Orange Grove CDD LA 5.30%, 11/01/21	135	100,661

		241,209

New Jersey–2.7%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	3,725	3,987,836

New York–2.0%
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28	2,600	2,955,524

Pennsylvania–0.6%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	800	825,208

Puerto Rico–7.0%
Puerto Rico GO FGIC 5.50%, 7/01/11	810	836,689
Puerto Rico Hwy & Trnsp Auth Series 2002D 5.25%, 7/01/38 (Prerefunded/ETM)	1,950	2,105,532

Principal Amount (000)		U.S. $ Value

Series D 5.75%, 7/01/41 (Prerefunded/ETM)	$4,355	$4,739,982
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	2,345	2,435,025

		10,117,228

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	112	114,042

Wisconsin–2.9%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	3,800	4,158,948

Total Long-Term Municipal Bonds (cost $115,038,330)		115,285,448

Short-Term Municipal Notes–19.1%
California–19.1%
Assn Bay Area Govt CA Non-prof (Oshman Family Jewish Cmnty) 0.32%, 6/01/37(d)	8,000	8,000,000
California Hlth Fac Fin Auth (Adventist Health Sys/ West) Series 2009B 0.25%, 9/01/28(d)	315	315,000
California Infra & Eco Dev Bk (Pacific Gas & Electric Co.) Series 2009D 0.22%, 12/01/16(d)	8,000	8,000,000
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.23%, 10/01/47(d)	8,000	8,000,000
California Infra & Eco Dev Bk (California Academy of Sciences) Series 2008 F 0.25%, 9/01/38(d)	2,400	2,400,000
California Infra & Eco Dev Bk (India Cmnty Ctr) 0.32%, 12/01/36(d)	880	880,000

Total Short-Term Municipal Notes (cost $27,595,000)		27,595,000

Total Municipal Obligations (cost $142,633,330)		142,880,448

Total Investments—98.8% (cost $142,633,330)		142,880,448

Other assets less liabilities—1.2%		1,725,239

Net Assets—100.0%		$144,605,687

Schedule of Investments—Short Duration California Municipal Portfolio	7

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2010, the Portfolio held 11.2% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

CDA—Community Development Authority

CDD—Community Development District

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.3%
Long-Term Municipal Bonds–94.3%
New York–76.6%
Albany County Airport Authority Series 2010A 4.00%, 12/15/12	$2,970	$3,136,261
Erie Cnty NY IDA (Buffalo NY SD) Series A 5.00%, 5/01/12	3,300	3,506,976
AGM Series A 5.00%, 5/01/11	3,585	3,674,733
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/14	6,790	7,651,379
NPFGC 5.00%, 5/01/11	1,770	1,812,445
NPFGC Series 2006 D 1.818%, 9/01/15(a)	1,050	1,029,116
Metropolitan Trnsp Auth NY Series 2008 A 4.00%, 11/15/10	3,530	3,543,026
Series A 5.25%, 7/01/28 (Prerefunded/ETM)	2,975	3,084,718
FGIC Series A 5.25%, 11/15/22 (Prerefunded/ETM)	1,830	1,930,394
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/11	1,060	1,111,929
Nassau Cnty NY GO 4.00%, 5/01/11	2,625	2,677,264
Series 2009 F 5.00%, 10/01/11	1,000	1,043,420
New York NY GO 5.00%, 8/01/13	2,500	2,784,975
Series 2008J 5.00%, 8/01/11	2,650	2,748,818
Series C 5.00%, 8/01/11	9,190	9,532,695
New York NY Hlth & Hosp Corp. Series A 5.00%, 2/15/11	4,360	4,425,356
New York NY Mun Wtr Fin Auth Series 2010BB 5.00%, 6/15/30	4,950	5,512,617
New York NY Trnsl Fin Auth 5.00%, 11/01/10–11/01/11	6,415	6,485,146
Series 2010D 5.00%, 11/01/24	3,305	3,851,383

8	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Series B 5.25%, 2/01/29(b)	$10,865	$11,027,323
New York NY Trnsp Auth MTA/TBTA COP AMBAC Series A 5.625%, 1/01/13	1,260	1,273,469
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/12	1,055	1,120,188
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	5,955	6,439,439
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/11	2,130	2,174,517
Series 2009 D 5.00%, 6/15/12	8,180	8,793,009
Series A 5.00%, 3/15/11	1,535	1,567,081
Series C 5.00%, 3/15/11	5,675	5,793,607
NPFGC 5.50%, 3/15/11	3,595	3,678,116
NPFGC-RE 5.50%, 3/15/11	1,890	1,933,697
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series C 0.705%, 4/01/34(a)(c)	2,325	1,762,441
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.75%, 6/15/11	90	93,399
NPFGC 6.00%, 6/15/11	4,730	4,903,307
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	15	15,016
New York St Loc Gov Asst Corp. 4.00%, 4/01/12	4,040	4,245,757
5.00%, 4/01/13	5,940	6,575,342
Series A 5.00%, 4/01/11	4,320	4,417,805
Series C 5.00%, 4/01/11	5,440	5,562,074
New York St Mun Bond Bank (Rochester & Montgomery Cnty NY) 4.00%, 2/15/11	7,690	7,786,356
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/28–3/15/29	4,950	5,602,533
New York St Thruway Auth (New York St Thruway Auth Gen) 4.00%, 7/15/11	6,555	6,739,589

Principal Amount (000)		U.S. $ Value

NPFGC Series H 5.00%, 1/01/11	$3,900	$3,941,067
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) Series A 5.00%, 4/01/11	5,000	5,113,700
NPFGC 5.00%, 4/01/11	1,100	1,119,338
5.50%, 4/01/12	4,785	5,129,807
New York St UDC AGM Series D 5.75%, 1/01/15 (Prerefunded/ETM)	1,390	1,408,237
New York St UDC (New York St Lease Corr & Youth Fac) Series A 5.50%, 1/01/17 (Prerefunded/ETM)	4,000	4,050,120
Onondaga Cnty NY GO 4.00%, 3/01/11	2,645	2,684,966
Port Authority of NY & NJ 5.00%, 7/15/31	4,230	4,699,488
Suffolk Cnty NY GO Series Series C 3.50%, 10/15/11	6,850	7,069,748
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	2,300	2,368,724
Series A-1 5.50%, 6/01/15	685	687,521
Series B-1C 5.50%, 6/01/14	2,520	2,528,442
Triborough Brdg & Tunl Auth NY Series 01A 5.00%, 1/01/32 (Prerefunded/ETM)	7,020	7,424,984

		209,272,858

California–3.5%
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	3,600	3,935,448
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	5,540	5,744,925

		9,680,373

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	260	199,040

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Florida–2.9%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13	$3,000	$3,161,370
Dupree Lakes CDD FL 5.00%, 11/01/10	50	42,902
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	195	136,640
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	2,860	2,941,596
Florida Rural Util Fin Comm Series B 4.00%, 11/01/11	1,055	1,055,443
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,897
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(d)	255	81,600
New River CDD FL Series B 5.00%, 5/01/13(c)(d)	265	119,250
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35	20	20,105
Series 2010A-2 6.125%, 5/01/35(e)	45	29,197
Series 2010B 5.125%, 5/01/17(e)	105	84,337
Series 4B 5.125%, 5/01/09(d)	45	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	230	186,852
Paseo CDD FL Series B 4.875%, 5/01/10(d)	480	96,000

		8,005,189

Georgia–1.6%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	4,365	4,476,788

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	174	163,302
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	95,014

		258,316

Principal Amount (000)		U.S. $ Value

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	$270	$13,500
Isabella Lakes CDD LA 6.00%, 8/01/22	255	166,449
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	115	110,437
Whispering Springs CDD LA 5.20%, 10/01/21	120	85,400

		375,786

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	40	22,230

New Jersey–0.5%
Tobacco Settlement Auth NJ (Prerefunded/ETM) 5.75%, 6/01/32	1,145	1,225,791

North Carolina–1.3%
North Carolina Eastern Mun Pwr Agy Series A 5.50%, 1/01/11	3,400	3,438,250

Pennsylvania–1.2%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	1,000	1,031,510
Pennsylvania Econ Dev Fin Auth (PPL Electric Utilities Corp.) 4.85%, 10/01/23	2,180	2,180,000

		3,211,510

Puerto Rico–4.4%
Puerto Rico GO FGIC 5.50%, 7/01/11–7/01/12	5,425	5,672,477
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Prerefunded/ETM)	1,265	1,345,973
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	4,905	5,093,303

		12,111,753

Utah–1.9%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	5,000	5,162,650

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	172	175,136

Total Long-Term Municipal Bonds (cost $257,077,124)		257,615,670

10	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

AGENCIES–4.1%
Other–4.1%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $11,309,799)	$11,100	$11,353,091

Total Investments—98.4% (cost $268,386,923)		268,968,761

Other assets less liabilities—1.6%		4,178,644

Net Assets—100.0%		$273,147,405

(a)	Variable rate coupon, rate shown as of September 30, 2010.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

As of September 30, 2010, the Portfolio held 17.6% of net assets in insured bonds(of this amount 7.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SSA—Special Services Area

UDC—Urban Development Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.2%
Long-Term Municipal Bonds–94.2%
Alabama–2.4%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$86,830	$102,444,172
Jefferson Cnty AL Lt Sch Wts Series A 5.25%, 1/01/11	1,700	1,682,762
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	7,725	8,306,306
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	12,105	13,084,900
FGIC Series D 5.00%, 2/01/42 (Prerefunded/ETM)	5,900	6,377,605

		131,895,745

Arizona–1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.27%, 2/01/42(a)	18,025	16,653,478
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,974,400
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,886,521
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,499,600
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,964,254
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,605	1,624,661
Phoenix AZ Civic Impt Corp. 5.00%, 7/01/20-7/01/25	26,890	29,912,248
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,674,900
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,688,650
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,550	2,496,654

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$1,245	$1,223,125
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,492,534

		100,091,025

California–8.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,660	237,833,593
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/19	16,765	19,949,344
Series A 5.00%, 7/01/20	5,675	6,641,453
5.25%, 1/01/11–7/01/12	14,430	15,499,155
California GO 5.00%, 2/01/11–5/01/17	34,780	39,227,943
6.00%, 2/01/11	15,760	16,052,663
Series 2008 5.00%, 4/01/18	5,000	5,734,850
Series 2009 5.25%, 10/01/20	5,085	5,812,562
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	60,130	65,732,913
Fremont CA USD GO Series B 5.00%, 8/01/27	1,000	1,071,020
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,759,460
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Prerefunded/ETM)	5,000	5,628,900
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,100,530
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	800	853,208
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22–5/01/23	10,295	11,652,979
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,342,172
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	13,654,586

		454,547,331

Principal Amount (000)		U.S. $ Value

Colorado–2.2%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	$310	$258,199
Broomfield CO COP 5.00%, 12/01/16–12/01/20(b)	13,710	15,769,996
Colorado DOT NPFGC Series B 5.50%, 6/15/13–6/15/14	8,300	9,613,530
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/21–11/15/23	19,630	22,149,193
Series A-1 5.00%, 11/15/11–11/15/12	37,960	40,187,104
5.25%, 11/15/13	11,305	12,436,404
Mun Subdist No Co. Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,033,765
PV Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(c)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners) 5.00%, 1/15/21	2,800	2,925,356
5.25%, 1/15/24–7/15/24	7,745	8,026,066
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(d)	2,185	995,049

		125,003,462

Connecticut–0.3%
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) NPFGC Series A 5.375%, 11/15/10	925	928,256
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) Series B 5.375%, 10/01/10–10/01/13	11,180	11,403,927
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,361,661

		15,693,844

Delaware–0.1%
Delaware Trnsp Auth NPFGC 5.00%, 7/01/11	3,680	3,806,150

District of Columbia–0.6%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Prerefunded/ETM)	5,790	6,643,967
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	440	440,400

12	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

District of Columbia Wtr & Swr Auth (Dist of Columbia Wtr & Swr) 6.00%, 10/01/16	$1,635	$2,002,401
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14	4,140	4,730,488
Series 2010B 5.00%, 10/01/13	3,325	3,661,856
Series A 5.50%, 10/01/12–10/01/18	11,910	13,440,153
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,958,256

		32,877,521

Florida–8.7%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,506,786
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	760	761,224
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Prerefunded/ETM)	5,000	5,390,850
Broward Cnty FL Arpt Sys NPFGC Series E 5.25%, 10/01/10	2,065	2,065,000
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,840,146
Chapel Creek FL CDD Series B 5.25%, 5/01/15(c)(d)	3,660	1,317,600
Citizens Ppty Ins Corp. FL Series A-1 5.00%, 6/01/11	46,820	48,096,313
NPFGC Series A 5.00%, 3/01/14–3/01/16	103,100	110,676,350
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,578,200
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,584,625
Dupree Lakes CDD FL 5.00%, 11/01/10	190	163,026
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,425	998,526
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	1,440	1,285,157
Florida Brd of Ed GO 9.125%, 6/01/14 (Prerefunded/ETM)	150	188,123
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	590	664,263
Series A 5.00%, 6/01/12–1/01/16	44,370	49,669,969

Principal Amount (000)		U.S. $ Value

Series B 5.00%, 1/01/12–1/01/16	$18,220	$19,794,916
Series D 5.00%, 6/01/12	4,610	4,946,807
NPFGC-RE Series G 5.25%, 6/01/11	2,125	2,193,404
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17	3,740	4,068,447
NPFGC Series C 5.25%, 1/01/11	4,660	4,712,611
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,582,621
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	13,562,371
NPFGC Series B 5.00%, 7/01/15	6,095	7,052,037
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,777,340
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,831,112
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,358,800
Series A 5.00%, 7/01/11	32,320	33,242,090
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,849,045
NPFGC-RE Series A 5.00%, 7/01/11	1,020	1,054,109
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,897
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	3,545	1,600,142
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,121,511
Series 2009B 5.00%, 10/01/15	5,780	6,423,430
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	885	783,597
5.00%, 11/01/11(c)(d)	6,810	2,383,500
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(d)	4,535	1,451,200
Live Oak CDD FL Series 2010 7.36%, 11/01/20	3,225	3,331,167

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Main Str CDD FL Series B 6.90%, 5/01/17	$10,000	$9,567,300
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,224,095
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,590,701
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,714,518
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,915	3,861,247
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,615	1,586,172
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,972,971
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35	250	251,317
Series 2010A-2 6.125%, 5/01/35(e)	481	312,407
Series 2010B 5.125%, 5/01/17(e)	1,121	898,371
Series 4B 5.125%, 5/01/09(d)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,965	3,221,166
Paseo CDD FL 5.00%, 2/01/11(c)(d)	2,015	463,450
Series B 4.875%, 5/01/10(d)	4,180	836,000
Quarry CDD FL (The) 5.25%, 5/01/16	730	620,288
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,115,260
Sarasota County FL Sch Brd COP 5.00%, 7/01/18	2,350	2,665,393
Shingle Creek FL CDD 5.75%, 5/01/15(c)(d)	3,865	1,536,337
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(c)(d)	2,900	870,000
Series B-1 5.125%, 11/01/09(d)	1,070	325,601
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	7,075	2,971,500
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Prerefunded/ETM)	2,445	2,790,747
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(c)	990	445,500

Principal Amount (000)		U.S. $ Value

Series B-2 5.125%, 5/01/13(c)	$2,935	$1,320,750
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17–10/01/18	8,110	8,546,226
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,209,857
Tampa Hillsboro Cnty FL Expwy Auth AMBAC 5.00%, 7/01/12	8,575	9,069,777
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(d)	2,570	822,400
Venetian CDD FL Series B 5.95%, 5/01/12	225	221,297
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	4,745	3,496,920
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,370	1,154,869
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,286,726
Westchester CDD FL 6.00%, 5/01/23	4,090	3,703,863

		485,629,338

Georgia–2.2%
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,725,801
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16–1/01/20	43,500	49,964,730
AGM Series A 5.25%, 1/01/14	4,230	4,713,912
NPFGC Series A 5.25%, 1/01/14–11/01/21	6,625	7,220,781
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,137,752
Series A 5.00%, 3/15/11–3/15/17	34,240	35,870,887
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12–3/15/13	8,905	9,369,060
Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12–7/01/13	11,630	12,827,142

		123,830,065

14	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Guam–0.1%
Guam GO Series 2009A 5.75%, 11/15/14	$4,000	$4,217,520
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	1,345	1,403,978

		5,621,498

Hawaii –1.2%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,560,273
AGM Series CX 5.50%, 2/01/17	4,055	4,314,033
5.50%, 2/01/21 (Prerefunded/ETM)	1,070	1,141,444
AMBAC 5.00%, 7/01/15	9,130	10,672,878
AMBAC Series DG 5.00%, 7/01/14	37,695	43,169,445
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	7,887,224

		68,745,297

Illinois–4.5%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	3,390	2,420,189
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) NPFGC Series A 6.25%, 1/01/11	1,880	1,904,139
Chicago IL GO AGM Series A 5.00%, 1/01/12	5,760	6,051,686
Chicago IL Park Dist Hbr 5.875%, 1/01/13 (Prerefunded/ETM)	1,780	1,803,799
5.875%, 1/01/14 (Prerefunded/ETM)	1,920	1,945,670
5.875%, 1/01/15 (Prerefunded/ETM)	2,035	2,062,208
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Prerefunded/ETM)	4,000	4,437,440
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) NPFGC-RE Series A 5.375%, 1/01/13	2,510	2,530,507
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,672,400
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,350	1,350,041

Principal Amount (000)		U.S. $ Value

Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series 2004 5.25%, 6/01/13	$2,520	$2,749,900
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,765,589
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	5,078	3,010,746
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,379,249
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,696,228
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 2.802%, 1/01/19(f)	5,730	5,316,007
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,206,071
Illinois GO 5.00%, 1/01/13–9/01/14	7,060	7,729,578
Series 2006 A 5.00%, 6/01/15	4,875	5,387,021
Series 2010 5.00%, 1/01/17–1/01/19	70,955	78,174,384
AGM Series A 5.25%, 10/01/13	7,785	8,513,131
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,485,670
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	17,684,670
NPFGC 5.25%, 4/01/11–10/01/21	8,275	8,486,165
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,410,411
NPFGC Series B 5.00%, 3/01/15	5,000	5,375,050
Illinois Sales Tax Series Q 6.00%, 6/15/12	2,335	2,451,400
Matteson IL GO 8.00%, 12/01/29(e)	19,775	14,905,011
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,253	1,190,525
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,996,150
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,198,727
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,319,977

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Prerefunded/ETM)	$2,375	$2,479,642
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,609,043

		248,698,424

Indiana–0.4%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,622,029
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,308,834
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	3,385	3,579,841
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 5.60%, 11/01/16	6,285	6,961,329

		20,472,033

Kansas–0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	14,700,276
Series B 4.75%, 12/01/16	1,005	1,016,497
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	13,568,260

		29,285,033

Kentucky–0.3%
Kentucky Asset Liability Comm (Kentucky Federal Highway Grant) NPFGC 5.00%, 9/01/16	5,000	5,834,550
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	7,970	8,769,501

		14,604,051

Louisiana–2.3%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	4,025	201,250
De Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,993,468

Principal Amount (000)		U.S. $ Value

E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Prerefunded/ETM)	$3,450	$3,885,114
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,952,214
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(c)	9,814	4,416,300
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,790	21,515,228
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,928,627
Louisiana GO AGM Series C 5.00%, 5/01/13–5/01/15	22,765	25,440,051
AMBAC Series A 5.00%, 10/15/12	11,965	13,016,843
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	505	509,515
Louisiana Loc Govt Envrn Fac & CDA (LCTCS Fac Corp.) 5.00%, 10/01/21–10/01/25	16,045	18,003,447
Louisiana St Office Facs Corp. (Louisiana Lease St off Bldg) 5.00%, 3/01/13–3/01/18	13,670	15,110,937
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	7,340	8,074,587
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,168,112
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,301,142
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,122,640

		130,639,475

Massachusetts–2.2%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Prerefunded/ETM)	3,600	3,880,620
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	1,810	1,861,947
Massachusetts GO Series A 5.50%, 1/01/11	1,305	1,321,221
Series B 5.00%, 8/01/12	17,750	19,183,490

16	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Series C 5.00%, 5/01/12	$8,175	$8,747,659
5.75%, 10/01/14 (Prerefunded/ETM)	3,325	3,325,000
NPFGC Series 2004 5.50%, 12/01/19	7,720	9,633,170
NPFGC Series D 5.375%, 8/01/22 (Prerefunded/ETM)	2,495	2,706,751
5.375%, 8/01/22 (Prerefunded/ETM)	110	119,336
5.50%, 11/01/12	20,050	22,048,183
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12–7/01/17	21,980	23,842,135
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,730,803
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14 (Prerefunded/ETM)	995	1,110,679
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series B 5.25%, 8/01/14	60	66,712
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	20,780,103

		122,357,809

Michigan–1.9%
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Prerefunded/ETM)	5,155	5,328,672
Grand Rapids MI Wtr Supply Sys NPFGC-RE 5.75%, 1/01/12 (Prerefunded/ETM)	2,100	2,127,195
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Prerefunded/ETM)	3,515	3,791,033
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12–10/15/15	25,160	27,942,367
NPFGC Series 2004 5.375%, 10/01/13	1,805	1,983,099
Michigan COP NPFGC 5.375%, 9/01/19 (Prerefunded/ETM)	4,775	4,981,901
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,255,103

Principal Amount (000)		U.S. $ Value

Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	$3,380	$3,773,500
Michigan Trunk Line Spl Tax Series 2009 5.00%, 11/01/19–11/01/23	11,510	13,381,091
AGM Series 05B 5.00%, 9/01/11	5,130	5,332,584
AGM Series A 5.50%, 11/01/18 (Prerefunded/ETM)	1,110	1,170,872
AGM Series B 5.00%, 9/01/13	2,055	2,279,180
NPFGC-RE 5.00%, 11/01/12	4,130	4,467,958
5.25%, 11/01/13	5,000	5,613,800
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21–11/15/23	14,100	15,953,734

		103,382,089

Minnesota–0.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,175	2,401,657
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,530,437
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,950,279
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,737,646
5.75%, 11/15/21	1,750	1,780,835

		17,400,854

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,084,558
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,867,236

		9,951,794

Nebraska–0.2%
Nebraska Pub Pwr Dist NPFGC Series B 5.00%, 1/01/11	10,355	10,468,284

Nevada–4.2%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,932,291
5.25%, 7/01/17	16,695	19,003,418

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 7/01/13–7/01/14	$8,225	$9,010,145
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,770,576
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	9,291,303
AGM Series B 5.00%, 6/01/12–6/01/13	12,325	13,321,844
AMBAC 5.00%, 11/01/15–11/01/16	17,095	19,916,235
AMBAC Series A 6.50%, 6/01/17	1,760	2,174,515
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14–7/01/16	26,370	29,853,876
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,537,400
AGM 5.50%, 6/15/12	13,425	14,482,353
AGM Series C 5.00%, 6/15/19	22,380	24,904,240
5.25%, 6/15/13	8,800	9,789,208
NPFGC Series C 5.00%, 6/15/13	5,595	6,186,839
NPFGC Series D 5.25%, 6/15/12	5,000	5,372,800
NPFGC-RE Series A 5.00%, 6/15/17	27,880	31,701,512
5.25%, 6/15/14	5,505	6,297,500
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,510	1,515,542
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	183,861
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	970	539,078
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,985	1,993,496
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,236,018
Series 2009 B 5.00%, 5/01/14	1,790	2,022,432

		231,036,482

Principal Amount (000)		U.S. $ Value

New Hampshire–0.1%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	$7,090	$7,608,350

New Jersey–6.7%
Garden St Presv Trust NJ Series 05A 5.80%, 11/01/17	2,325	2,790,093
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,365	8,145,171
New Jersey EDA (New Jersey Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	4,690	4,752,799
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,630,296
NPFGC Series G 5.00%, 9/01/13–9/01/15	24,150	26,724,249
New Jersey EDA (New Jersey Market Transition) NPFGC Series 1A 5.00%, 7/01/11	11,795	12,134,224
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	62,988,381
New Jersey GO NPFGC 5.50%, 8/01/11	3,530	3,678,225
New Jersey Trnsp Trust Fund (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,529,150
AMBAC Series A 5.50%, 12/15/13	7,415	8,426,184
NPFGC Series A 5.25%, 12/15/11–12/15/13	36,640	40,441,216
NPFGC Series B 5.25%, 12/15/13–12/15/14	20,985	23,895,270
NPFGC-RE Series A 5.00%, 6/15/13–6/15/14	11,520	12,807,645
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,642,750
New Jersey Turnpike Auth AGM Series 2005D-3 5.00%, 1/01/26	14,770	16,030,915
New Jersey Turnpike Auth (New Jersey Turnpike) NPFGC Series A 6.00%, 1/01/11	14,175	14,360,692

18	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Prerefunded/ETM)	$22,020	$25,254,738
6.75%, 6/01/39 (Prerefunded/ETM)	84,940	98,533,798

		374,765,796

New York–8.7%
New York NY GO 5.00%, 8/01/16–8/01/17	10,730	12,606,611
5.25%, 8/01/16	17,165	20,298,986
Series 04G 5.00%, 8/01/12	21,110	22,738,425
Series 2009 C 5.00%, 8/01/17–8/01/22	18,190	21,184,627
Series B 5.00%, 9/01/15	10,000	11,628,600
Series C 5.00%, 1/01/15–1/01/16	15,370	17,775,583
5.50%, 8/01/14	4,780	5,263,162
Series D 5.00%, 2/01/15–2/01/16	10,290	11,850,918
Series E 5.00%, 8/01/14–8/01/16	36,490	41,847,523
Series G 5.00%, 8/01/11	7,360	7,634,454
Series H 5.00%, 8/01/11	3,450	3,578,651
Series I 5.875%, 3/15/13	100	100,384
Series J 5.00%, 3/01/17	2,355	2,685,642
Series J-1 5.00%, 8/01/13	10,920	12,164,771
Series N 5.00%, 8/01/12	2,050	2,208,137
New York NY Trnsl Fin Auth 5.00%, 8/01/11 (Prerefunded/ETM)	2,895	3,007,876
5.25%, 2/01/20	1,975	2,160,472
Series 2003 B 5.00%, 8/01/11 (Prerefunded/ETM)	2,005	2,083,175
Series 2003E 5.25%, 2/01/21 (Prerefunded/ETM)	2,710	3,009,482
Series B 5.25%, 2/01/29(g)	14,235	14,447,671
NPFGC Series 2003E 5.25%, 2/01/21	50	54,575
NPFGC Series E 5.25%, 2/01/22	4,685	5,063,126
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	39,187,468
Series A 5.75%, 7/01/13	985	1,061,889
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,170

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	$25,050	$28,330,058
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19–3/15/21	13,865	16,524,969
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,568,759
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	15,017,739
Series 2008 5.50%, 12/01/11	3,000	3,070,980
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	100	100,108
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	3,650	4,253,674
NPFGC Series A 5.00%, 4/01/21 (Prerefunded/ETM)	4,700	5,178,131
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	43,951,920
Series 2009 5.00%, 4/01/18	10,000	11,817,500
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,736,881
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) NPFGC Series C 5.25%, 4/01/11	6,115	6,262,433
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	50,925	58,981,354
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,347,126
Series B-1C 5.50%, 6/01/14	15,005	15,055,267

		486,954,277

North Carolina–3.4%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,165,156
Series A 5.00%, 1/01/14–1/01/15	9,510	10,652,558
5.50%, 1/01/11	4,070	4,115,788
6.00%, 1/01/26 (Prerefunded/ETM)	1,720	2,284,710

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Series C 5.25%, 1/01/11	$2,765	$2,794,475
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13–2/01/15	26,725	30,009,802
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,591,810
5.50%, 1/01/12 (Prerefunded/ETM)	6,530	6,938,582
5.50%, 1/01/13 (Prerefunded/ETM)	4,170	4,406,481
5.50%, 1/01/13 (Prerefunded/ETM)	1,210	1,342,798
5.50%, 1/01/13	2,640	2,916,619
Series 2003A 5.50%, 1/01/12	3,470	3,667,478
Series A 5.25%, 1/01/15–1/01/17	64,050	74,169,396
Series C 5.25%, 1/01/14–1/01/17	18,155	20,850,888
AMBAC Series A 5.25%, 1/01/15	5,450	5,895,701

		188,802,242

Ohio–0.9%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,792,483
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,299,231
5.25%, 1/01/20	2,315	2,580,067
Cleveland OH Wtrworks (Cleveland OH Wtr) NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,285,200
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	3,900	3,683,394
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12–12/01/13	1,310	1,320,519
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,410,411
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,331,000
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,741,439
Ohio GO Series A 5.00%, 6/15/14	2,195	2,506,624
Series B 5.00%, 9/15/11	1,785	1,862,487
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,580,280

		50,393,135

Principal Amount (000)		U.S. $ Value

Oklahoma–0.8%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	$3,980	$4,482,037
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) Series B 5.00%, 5/15/11–5/15/12	39,075	41,128,573

		45,610,610

Oregon–0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,546,034
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21–11/01/23	18,535	21,387,148
NPFGC Series B 5.25%, 5/01/14	1,775	1,889,772
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,670,260
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,190	1,264,827
Washington Cnty OR SD #48-J GO 5.00%, 6/01/13	4,600	5,106,598

		40,864,639

Pennsylvania–4.4%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,661,334
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Prerefunded/ETM)	3,400	3,742,754
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	52,631,955
Series B 5.00%, 6/15/18	8,200	8,795,894
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10-11/15/13	20,400	20,453,111
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	405	405,105
Central Bucks PA SD GO NPFGC-RE 5.00%, 5/15/16	5,000	5,923,500
Pennsylvania GO NPFGC 5.00%, 2/01/15	4,965	5,586,221

20	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC-RE 5.50%, 2/01/14	$5,310	$6,105,757
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) Series A 5.00%, 6/01/14	5,370	5,933,045
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,793,011
Series 2009 B 5.00%, 6/01/16–6/01/20	50,040	56,958,146
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.84%, 4/26/14(a)	7,300	7,125,603
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	42,807,697
Series 2009 5.125%, 9/01/22	9,080	9,877,315
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24(b)	12,165	13,681,917

		246,482,365

Puerto Rico–4.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21(b)	23,680	26,074,995
Series 2010ZZ 5.00%, 7/01/17	5,835	6,564,725
5.25%, 7/01/18	2,205	2,525,607
Puerto Rico GO Series A 5.00%, 7/01/30	26,545	27,694,133
5.25%, 7/01/11	2,135	2,201,441
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10–12/01/13	4,200	4,506,547
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,548,058
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	10,145	10,525,032
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	40,808,520
Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	6,040	6,271,875
5.375%, 8/01/20	50,000	56,898,000
5.50%, 8/01/23	4,275	4,777,825
Univ of Puerto Rico Series P 5.00%, 6/01/12–6/01/14	13,525	14,441,260
Series Q 5.00%, 6/01/12–6/01/15	13,055	13,982,252

		233,820,270

Principal Amount (000)		U.S. $ Value

Rhode Island–0.5%
Rhode Island Depositors Corp. Series A 5.50%, 8/01/20 (Prerefunded/ETM)	$1,500	$1,869,420
5.75%, 8/01/19 (Prerefunded/ETM)	4,940	6,092,354
6.375%, 8/01/22 (Prerefunded/ETM)	5,780	7,805,543
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/17	7,955	9,386,820

		25,154,137

South Carolina–0.9%
Greenville Cnty SD SC Lease 5.00%, 12/01/10–12/01/15	22,600	25,031,721
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Prerefunded/ETM)	5,285	5,650,828
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(c)(d)	3,726	1,304,100
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,436,951
Richland Cnty SC (International Paper Company) Series A 4.60%, 9/01/12	6,350	6,641,274
South Carolina Pub Svc Auth AGM Series D 5.25%, 1/01/14	2,080	2,277,642
NPFGC Series B 5.00%, 1/01/11–1/01/12	7,385	7,726,345

		51,068,861

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16–7/01/17	3,370	3,678,267
AMBAC Series D 6.25%, 3/01/18	1,055	1,067,671
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,216,964

		6,962,902

Texas–7.9%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,397,986
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Prerefunded/ETM)	1,000	1,270,790
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/22	66,195	71,394,735

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Series 2008 5.00%, 8/15/21	$5,000	$5,016,050
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,514,995
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,158,686
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,838,025
Series 2009A 5.00%, 11/01/15	6,415	7,385,590
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,202,520
Dallas TX GO 5.00%, 2/15/13	2,190	2,414,475
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	6,194,073
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,884,050
Fort Worth TX Wtr & Swr Series A 5.00%, 2/15/11	5,000	5,084,350
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,392,648
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Prerefunded/ETM)	1,920	2,230,944
5.25%, 10/01/22 (Prerefunded/ETM)	4,795	5,571,550
5.25%, 10/01/23 (Prerefunded/ETM)	5,255	6,106,047
Harris Cnty TX GO 5.25%, 10/01/24 (Prerefunded/ETM)	3,660	4,252,737
5.25%, 10/01/24	10,340	11,677,272
5.375%, 10/01/18	920	963,157
Series 2010 A 5.00%, 10/01/23-10/01/25	17,490	20,521,052
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,333,840
Houston TX GO NPFGC Series A 5.00%, 3/01/11–3/01/12	32,690	33,537,441
5.25%, 3/01/14	10,040	11,457,849
NPFGC Series B 5.25%, 3/01/12	1,805	1,925,718
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Prerefunded/ETM)	3,000	3,333,120
5.75%, 12/01/17 (Prerefunded/ETM)	2,000	2,222,080

Principal Amount (000)		U.S. $ Value

Lower Colorado River Auth TX AGM Series 1999 A 5.875%, 5/15/16	$2,315	$2,323,218
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,362,000
Series 2008H-1 5.00%, 1/01/43	50,020	50,498,692
Plano TX GO 5.00%, 9/01/13	5,045	5,650,753
Retama TX Dev Corp. 8.75%, 12/15/13 (Prerefunded/ETM)	2,045	2,528,847
8.75%, 12/15/14 (Prerefunded/ETM)	3,860	5,006,188
8.75%, 12/15/15 (Prerefunded/ETM)	1,200	1,616,016
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,010,096
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/21	52,355	61,471,780
5.375%, 2/01/13	5,000	5,526,450
5.375%, 2/01/20 (Prerefunded/ETM)	2,500	2,654,225
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,432,150
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,192,874
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Prerefunded/ETM)	1,260	1,339,002
Texas A & M Univ Series 2009 A 5.00%, 5/15/19	3,370	4,059,536
Series 2009 D 5.00%, 5/15/18	2,000	2,393,520
Texas GO Series A 5.50%, 10/01/12	1,055	1,105,355
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,218,347
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,679,550
Texas St Univ Sys 5.25%, 3/15/13 (Prerefunded/ETM)	5,125	5,480,316
AGM 5.25%, 3/15/13	195	207,786

22	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	$14,985	$17,492,677
Series 2007 5.00%, 4/01/24	8,380	9,466,970
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Prerefunded/ETM)	1,270	1,324,026
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,743,646

		441,065,800

Utah–0.0%
Utah GO Series 2009 C 5.00%, 7/01/18	1,655	2,009,286

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	3,021	3,076,073
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	2,937	2,518,243
Norfolk VA GO NPFGC 5.00%, 3/01/14	3,065	3,464,553
Richmond VA GO 5.50%, 1/15/12	4,000	4,096,040

		13,154,909

Washington–8.0%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,138,901
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,615,480
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Prerefunded/ETM)	120	124,408
Energy Northwest WA (Bonneville Power Admin) Series 2007 5.00%, 7/01/16	9,355	11,069,678
Series 2007C 5.00%, 7/01/16–7/01/17	9,895	11,734,379
Series 2008A 5.25%, 7/01/16	28,225	33,783,349
Series A 5.00%, 7/01/12–7/01/15	25,950	29,820,887
5.50%, 7/01/13	3,840	4,330,138
Series C 5.00%, 7/01/14–7/01/16	26,260	30,467,935
Series D 5.00%, 7/01/13	5,060	5,637,447

Principal Amount (000)		U.S. $ Value

AMBAC Series A 5.00%, 7/01/18	$5,040	$5,786,626
5.25%, 7/01/11	4,385	4,544,044
NPFGC Series A 5.25%, 7/01/13	6,545	7,336,160
5.50%, 7/01/12	1,945	2,111,375
5.75%, 7/01/17–7/01/18	9,455	10,270,753
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	53,690	59,383,857
Port of Seattle WA 5.00%, 6/01/22	1,995	2,257,522
Series 2010C 5.00%, 2/01/17	2,590	2,856,382
Seattle WA Mun Light & Pwr 5.625%, 12/01/12 (Prerefunded/ETM)	2,395	2,414,998
5.625%, 12/01/14 (Prerefunded/ETM)	2,345	2,364,581
5.625%, 12/01/16 (Prerefunded/ETM)	1,850	1,865,448
AGM 5.00%, 8/01/13	10,035	11,196,752
Tacoma WA Elec Sys 5.00%, 1/01/15	20,945	23,925,683
Washington St GO 5.00%, 7/01/15	5,405	6,326,552
Series 2003A 5.00%, 7/01/13 (Prerefunded/ETM)	5,000	5,390,850
Series 2007A 5.00%, 7/01/14	6,260	7,186,543
Series A 5.00%, 7/01/13	10,330	11,511,855
Series B 5.00%, 7/01/13	7,485	8,349,747
Series C 5.00%, 1/01/13 (Prerefunded/ETM)	5,000	5,056,400
5.00%, 1/01/14–1/01/17	46,490	53,213,496
Series D 5.00%, 1/01/14	2,655	3,005,327
AMBAC 5.00%, 1/01/12–1/01/14	32,625	35,787,535
AMBAC Series A 5.00%, 1/01/14	8,810	9,957,326
AMBAC Series C 5.00%, 1/01/15–1/01/16	17,610	20,520,188
AMBAC Series E 5.00%, 1/01/13–1/01/14	8,775	9,788,523
NPFGC Series 2004A 5.00%, 7/01/13	2,050	2,284,541
Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) 5.25%, 10/01/14	3,975	3,975,000

		448,390,666

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Wisconsin–1.9%
Wisconsin GO AGM Series B 5.25%, 5/01/17 (Prerefunded/ETM)	$2,000	$2,056,900
AMBAC Series 1 5.00%, 5/01/16	4,890	5,775,775
NPFGC Series 1 5.25%, 5/01/13	4,545	5,061,357
NPFGC Series 2 5.00%, 5/01/14	19,965	22,745,326
NPFGC Series A 5.00%, 5/01/13	12,570	13,918,132
NPFGC Series B 5.00%, 5/01/11–5/01/13	16,640	17,463,810
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	6,124,855
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14–7/01/16	12,610	14,881,353
AMBAC Series B 5.00%, 7/01/13	4,270	4,752,382
NPFGC-RE 5.00%, 7/01/16	6,885	8,093,317

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series I 5.00%, 7/01/17	$2,000	$2,375,060

		103,248,267

Total Long-Term Municipal Bonds (cost $4,999,603,564)		5,252,394,116

AGENCIES–4.1%
Other–4.1%
Federal Home Loan Banks 1.50%, 1/16/13	63,195	64,424,648
1.75%, 8/22/12	110,000	112,508,110
2.25%, 4/13/12	50,000	51,367,550

Total Agencies (cost $224,939,533)		228,300,308

Total Investments—98.3% (cost $5,224,543,097)		5,480,694,424

Other assets less liabilities—1.7%		92,961,313

Net Assets—100.0%		$5,573,655,737

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,046,106

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.
(b)	When-Issued or delayed delivery security.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Variable rate coupon, rate shown as of September 30, 2010.
(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.

As of September 30, 2010, the Portfolio held 28.1% of net assets in insured bonds (of this amount 6.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GAN—Grant Anticipation Note

GO—General Obligation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

RTA—Regional Transportation Authority

24	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

TRAN—Tax & Revenue Anticipation Note

UPMC—University of Pittsburgh Medical Center

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.8%
Long-Term Municipal Bonds–96.8%
California–83.2%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,076,090
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,380	2,403,181
Azusa CA USD GO AGM 5.00%, 7/01/24	2,320	2,424,075
Bay Area Infra Fin Auth (California St Acceleration Nts) NPFGC-RE 5.00%, 8/01/17	32,350	33,663,087
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	45,940,244
Series 2006 F 5.00%, 4/01/20	5,185	5,848,836
Series F 5.00%, 4/01/12	2,910	3,095,454
California Dept Wtr Res Cen Vy FGIC 5.25%, 12/01/18 (Prerefunded/ETM)	65	73,024
NPFGC 5.00%, 12/01/16	7,340	8,470,433
NPFGC-RE 5.25%, 12/01/18	4,935	5,496,998
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,410	28,869,875
6.00%, 5/01/13	2,760	3,010,553
AGM 5.00%, 5/01/17	21,050	24,992,034
AMBAC Series A 5.50%, 5/01/13	6,190	6,703,708
California Dept Wtr Res Wtr AGM Series W 5.25%, 12/01/22 (Prerefunded/ETM)	260	273,806
NPFGC 5.00%, 12/01/16 (Prerefunded/ETM)	60	70,198
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/12–2/01/14	33,625	36,873,956
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,625	11,884,806

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 7/01/18–7/01/20	$33,000	$38,814,360
5.25%, 1/01/11–7/01/14	10,325	11,200,527
NPFGC 5.00%, 7/01/15	4,390	4,958,505
NPFGC Series A 5.00%, 7/01/12	1,590	1,708,805
5.25%, 7/01/13	8,420	9,418,359
California GO 5.00%, 9/01/12	1,305	1,408,695
5.25%, 10/01/20	4,050	4,629,474
AGM 5.00%, 5/01/12	1,040	1,111,323
NPFGC 5.00%, 8/01/24	50	50,071
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,965,515
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,895	2,955,969
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,129,271
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,782,382
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,122,752
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21–4/01/22	10,825	12,319,226
Series 2009E 5.00%, 4/01/23	1,950	2,190,611
NPFGC-RE 5.00%, 6/01/15–9/01/16	4,555	5,279,321
California Spl Dist Assn COP AGM Series Z 5.50%, 8/01/17	755	819,545
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	4,097,951
NPFGC-RE Series A 5.00%, 11/01/24	1,570	1,663,132
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	35,125	38,397,947
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,028,321

Principal Amount (000)		U.S. $ Value

California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	$3,485	$3,591,876
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28	14,055	15,069,490
California Statewide CDA COP AMBAC 5.60%, 10/01/11	14,700	15,015,903
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,558,354
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,158,835
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,462,696
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	1,020	1,053,109
NPFGC 5.50%, 11/01/18	1,000	1,019,860
NPFGC Series A 5.50%, 11/01/17	1,270	1,296,607
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,352,379
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,140,249
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	1,230	1,276,002
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	2,044,685
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	16,765	18,928,691
6.25%, 6/01/33 (Prerefunded/ETM)	22,070	24,458,195
6.75%, 6/01/39 (Prerefunded/ETM)	12,205	14,140,713
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	10,240	11,527,987
AMBAC Series B 5.00%, 6/01/38 (Prerefunded/ETM)	3,450	3,838,643
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,974,937

26	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	$1,150	$1,371,030
Industry CA GO 5.00%, 7/01/17	3,655	4,193,893
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12–4/01/13	4,730	4,950,652
5.50%, 4/01/14	1,320	1,433,507
Kern CA HSD GO 7.10%, 8/01/11	1,000	1,055,360
NPFGC Series A 6.30%, 2/01/11	1,000	1,017,150
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Prerefunded/ETM)	705	809,389
5.90%, 9/01/24 (Prerefunded/ETM)	1,100	1,280,202
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,505	7,954,251
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,840,733
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/24	13,110	15,270,481
Series B 5.00%, 5/15/21	6,500	7,673,510
Long Beach CA USD GO 5.00%, 8/01/15–8/01/16	7,850	9,209,635
Series 2008A 5.00%, 8/01/18	9,845	11,698,912
Series A 5.00%, 8/01/25	1,000	1,134,400
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/24	18,010	20,355,082
Series 2010A 5.00%, 5/15/23–5/15/25	7,785	8,761,939
Series A 5.00%, 5/15/13	4,000	4,329,240
5.25%, 5/15/23–5/15/24	15,955	18,202,170
5.50%, 5/15/14–5/15/17	14,490	16,613,505
Los Angeles CA Dept W&P Pwr AGM Series A 5.25%, 7/01/18	2,040	2,111,053
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,435,014
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16	3,240	3,603,301
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,615,144

Principal Amount (000)		U.S. $ Value

AMBAC Series B 5.00%, 7/01/12	$2,330	$2,498,622
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	14,819,966
NPFGC Series A 5.00%, 7/01/11	2,200	2,271,742
5.25%, 7/01/12	1,865	2,009,705
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,226,610
Los Angeles Calif Dept Wtr & Pwr Unrefunded Bal-Pwr Sys-A-2 5.375%, 7/01/18 (Prerefunded/ETM)	2,310	2,396,440
5.375%, 7/01/18	2,690	2,786,168
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA MTA Sales Tax) NPFGC-RE Series A 5.00%, 10/01/12	9,420	9,420,000
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	3,605	3,728,255
NPFGC-RE Series A 5.00%, 9/01/12–9/01/13	20,480	21,777,804
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12–7/01/13	4,715	5,095,922
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21–8/01/22	2,100	1,182,223
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,130,792
Series A 5.75%, 7/01/21	3,660	4,488,444
NPFGC Series B-3 5.00%, 10/01/18	3,410	3,898,892
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,830,283
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	6,008,815
Oakland CA USD GO NPFGC 5.00%, 8/01/11–8/01/13	7,070	7,354,812
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/11–7/01/13	21,070	22,874,739
Orange Cnty CA Santn COP 5.00%, 2/01/18–2/01/19	9,155	10,815,675
Series 2009A 5.00%, 2/01/20	1,890	2,205,857
Pittsburg CA Redev Agy 9.60%, 6/01/16	1,000	1,420,900

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	$380	$383,097
Rancho CA Wtr Dist Fin Auth AGM Series A 5.50%, 8/01/12	1,075	1,117,946
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,461,618
Sacramento CA Fin Auth AGM Series A 5.375%, 12/01/18 (Prerefunded/ETM)	1,440	1,591,618
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,201,060
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) Series A 5.60%, 12/01/16	3,055	3,064,593
AMBAC 5.50%, 12/01/21	1,175	1,471,993
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	316,953
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,495	7,784,157
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,881,496
Series 2009 B 5.00%, 5/15/18	20,615	24,401,563
San Diego CA USD GO (San Diego CA Wtr/swr) FGIC Series D 5.25%, 7/01/25	2,170	2,355,427
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,273,860
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	3,127,480
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,444,026
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15–5/01/16	26,210	29,978,302
Series 34E 5.00%, 5/01/16	1,345	1,517,375

Principal Amount (000)		U.S. $ Value

San Francisco City/Cnty CA Pub Util Wtr NPFGC 5.25%, 10/01/14	$5,245	$5,791,581
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	753,495
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,236,387
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,131,210
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,001,690
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	566,042
Southern CA Pub Pwr Auth 5.00%, 7/01/22	4,000	4,652,760
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2010-1 5.00%, 7/01/25	8,235	9,320,620
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,436,623
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	4,066,335
AGM Series J 5.00%, 5/15/16	6,330	7,397,238
NPFGC Series K 5.00%, 5/15/13	6,460	7,166,789
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	17,143,871
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,133,370

		978,464,425

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	405	397,884

Colorado–0.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	320	348,403

28	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Florida–5.0%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	$765	$795,722
Chapel Creek FL CDD 5.20%, 5/01/11(a)(b)	1,590	572,400
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,668,030
Dupree Lakes CDD FL 5.00%, 11/01/10	235	201,637
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,300	1,269,931
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(a)(b)	635	266,700
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	6,760	7,482,847
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15–7/01/16	17,040	18,671,726
Florida Turnpike Auth (Florida Turnpike) NPFGC-RE 5.00%, 7/01/14	3,040	3,456,298
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	320	283,334
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,480,376
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,218,230
New River CDD FL Series B 5.00%, 5/01/13(a)(b)	1,735	780,750
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,133,000
Paseo CDD FL 5.00%, 2/01/11(a)(b)	665	152,950
Series B 4.875%, 5/01/10(a)	670	134,000
Quarry CDD FL (The) 5.25%, 5/01/16	1,450	1,232,079
Rolling Hills CDD FL Series B 5.125%, 11/01/13	410	280,079
Shingle Creek FL CDD 5.75%, 5/01/15(a)(b)	2,375	944,062
Six Mile Creek CDD FL 5.50%, 5/01/17(b)	950	308,750

Principal Amount (000)		U.S. $ Value

Sterling Hill CDD FL Series B 5.50%, 11/01/10	$165	$131,997
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	3,435	1,442,700
Tern Bay CDD FL Series B 5.00%, 5/01/15(a)(b)	1,015	324,800
Venetian CDD FL Series B 5.95%, 5/01/12	120	118,025

		58,350,423

Guam–0.2%
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/12	1,270	1,314,196
5.50%, 7/01/16	1,500	1,570,425

		2,884,621

Illinois–0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,854,408
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	567	538,729

		3,393,137

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)	3,200	160,000

Nevada–1.2%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,851,387
NPFGC 5.50%, 6/15/12	7,165	7,729,316
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,875	1,881,881
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	315	175,061

		13,637,645

North Carolina–0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,721,275
Series C 5.30%, 1/01/15	3,580	3,905,709

		6,626,984

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Ohio–1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	$10,350	$10,905,898
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,360	2,228,926

		13,134,824

Pennsylvania–0.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	7,357,773

Puerto Rico–4.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20–7/01/22(c)	13,425	14,743,566
Series W 5.50%, 7/01/17	3,940	4,552,355
Puerto Rico GO Series A 5.00%, 7/01/30	3,230	3,369,827
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,078,149
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,728,525
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Prerefunded/ETM)	5	5,425
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,550	2,840,802
Series C 5.25%, 7/01/11	1,015	1,045,054
5.50%, 7/01/12	1,135	1,203,724
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	8,365	8,678,353
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	5,000	5,191,950

		48,437,730

South Carolina–0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(a)(b)	1,628	569,800

Texas–0.3%
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/21	1,180	1,302,508

Principal Amount (000)		U.S. $ Value

El Paso Cnty TX GO NPFGC 5.00%, 2/15/16	$1,435	$1,667,054

		2,969,562

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,025	1,043,686
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(b)	1,032	884,857

		1,928,543

Total Investments—96.8% (cost $1,086,770,140)		1,138,661,754

Other assets less liabilities—3.2%		36,950,598

Net Assets—100.0%		$1,175,612,352

(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	When-Issued or delayed delivery security.

As of September 30, 2010, the Portfolio held 37.1% of net assets in insured bonds (of this amount 5.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD—Assessment District

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CRA—Community Redevelopment Agency

DOT—Department of Transportation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

SD—School District

SID—Special Improvement District

SSA—Special Services Area

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.5%
Long-Term Municipal Bonds–94.5%
New York–70.5%
Albany Cnty Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,731,136
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	405	411,237
Erie Cnty NY IDA (Buffalo NY SD) AGM 5.00%, 5/01/14	1,120	1,248,800
5.75%, 5/01/24	1,520	1,657,864
AGM Series A 5.00%, 5/01/16	1,210	1,379,920
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	3,085	3,529,518
NPFGC Series D 5.00%, 9/01/12	10,115	10,862,701
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,590	39,166,956
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/16–11/15/17	6,645	7,622,022
AMBAC Series A 5.50%, 11/15/18	5,325	5,738,167
AMBAC Series B 5.00%, 7/01/20 (Prerefunded/ETM)	535	536,546
NPFGC Series E 5.00%, 11/15/10	10,150	10,198,618
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	8,085,751
NPFGC Series A 5.00%, 11/15/11	1,865	1,954,016
5.25%, 11/15/13	2,660	2,997,554
NPFGC-RE Series A 5.25%, 11/15/15–11/15/16	12,965	15,335,260
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,335	1,392,966
AMBAC Series A 6.00%, 7/01/11	1,000	1,040,280
NPFGC-RE Series A 6.00%, 7/01/12–7/01/13	2,000	2,226,710

Principal Amount (000)		U.S. $ Value

Nassau Cnty NY IDA (No. Shore L.I. Jewish Obl Grp) 5.625%, 11/01/10	$140	$140,458
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,151,988
AMBAC Series B 5.00%, 11/15/14	3,595	4,034,381
AMBAC Series H 5.25%, 11/15/13	1,745	1,982,547
New York Bridge Auth 5.00%, 1/01/17	4,575	4,777,078
New York NY GO 5.00%, 8/01/13–8/01/18	24,010	27,562,628
5.25%, 9/01/14–9/01/16	23,140	27,134,863
5.50%, 8/01/13	8,055	8,912,374
Series 04G 5.00%, 8/01/12	3,910	4,211,617
Series 2005M 5.00%, 4/01/12	8,140	8,675,616
Series A 5.25%, 8/01/17	5,705	6,335,745
Series C 5.00%, 1/01/16	4,410	5,117,188
5.50%, 8/01/14–9/15/19	6,970	7,678,668
5.50%, 9/15/19 (Prerefunded/ETM)	900	1,028,232
Series E 5.00%, 8/01/16	5,500	6,428,785
Series F 5.25%, 8/01/16	3,335	3,414,340
Series G 5.00%, 8/01/11	1,000	1,037,290
Series H 5.00%, 8/01/11	1,080	1,120,273
Series I 5.00%, 8/01/14	2,700	3,087,585
AGM 5.25%, 8/01/12–8/01/14	13,615	14,854,971
NPFGC 5.00%, 8/01/16	2,350	2,661,869
5.75%, 8/01/11	7,570	7,898,840
NPFGC-RE 5.00%, 8/01/13	2,750	3,063,473
New York NY Hlth & Hosp Corp. 5.00%, 2/15/14	10,215	11,230,575
New York NY IDA 5.75%, 11/01/12 (Prerefunded/ETM)	1,655	1,678,203
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	3,375	2,868,750
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/22	40,390	46,564,023
5.50%, 6/15/17	2,460	2,563,640

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Series FF 5.00%, 6/15/25	$24,730	$28,682,349
New York NY Trnsl Fin Auth 5.00%, 11/01/11–11/01/15	52,775	58,926,092
5.25%, 8/01/14–2/01/21	4,930	5,521,860
5.25%, 5/01/17 (Prerefunded/ETM)	1,000	1,028,860
5.25%, 2/01/20 (Prerefunded/ETM)	2,770	3,076,113
5.50%, 2/01/17 (Prerefunded/ETM)	3,360	3,450,888
Series 02A 5.50%, 11/01/26(a)	17,885	18,754,926
Series 2003E 5.25%, 2/01/21 (Prerefunded/ETM)	1,965	2,182,152
Series B 5.25%, 2/01/29(a)	18,175	18,446,534
Series C 5.25%, 2/01/13	5,010	5,520,669
NPFGC 5.25%, 2/01/20	3,655	3,998,241
NPFGC Series 2003E 5.25%, 2/01/21	35	38,203
NPFGC-RE 5.00%, 11/01/13	18,405	20,740,226
5.50%, 11/01/13	7,075	7,801,744
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,962,165
New York St Dormitory Auth 5.00%, 11/01/11 (Prerefunded/ETM)	1,175	1,179,042
5.00%, 11/01/11	2,700	2,708,829
5.375%, 7/01/19 (Prerefunded/ETM)	1,400	1,519,798
FGIC 5.50%, 7/01/17 (Prerefunded/ETM)	1,640	1,702,894
5.50%, 7/01/20 (Prerefunded/ETM)	1,000	1,038,350
NPFGC 5.20%, 2/15/16	1,000	1,146,330
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,500
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,439,988
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,079,180
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,526,573
New York St Dormitory Auth (New York Medical College) NPFGC 5.25%, 7/01/11	1,085	1,087,376

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	$1,500	$1,622,025
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	26,330	30,329,968
AGM 5.00%, 2/15/16	3,830	4,409,173
5.75%, 8/15/11	5	5,018
NPFGC 5.00%, 8/15/17	480	480,211
NPFGC Series 1998D 5.25%, 2/15/13	110	110,163
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,039,730
4.00%, 2/15/13–8/15/15	9,035	9,726,873
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23	4,960	5,289,989
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12–3/15/18	65,800	76,839,022
Series 2008 A 5.00%, 3/15/20	4,750	5,559,067
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	11,080,103
Series G 5.00%, 3/15/17–3/15/18	15,885	18,926,330
AGM 5.00%, 3/15/13	2,525	2,790,277
AMBAC 5.00%, 3/15/15	1,650	1,910,486
NPFGC-RE 5.50%, 3/15/14	4,750	5,251,457
New York St Dormitory Auth (New York Univ) NPFGC 5.00%, 7/01/11	1,815	1,871,574
5.75%, 7/01/12	1,540	1,668,559
NPFGC Series A 6.00%, 7/01/18	1,000	1,245,640
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,024,200
AMBAC Series B 5.25%, 7/01/19	1,325	1,355,488
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,836,238

32	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series C 0.705%, 4/01/34(b)(c)(d)	$17,725	$13,436,241
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	30,070	33,420,073
5.75%, 6/15/11	745	773,139
Series 2009 A 5.25%, 6/15/24	7,300	8,609,693
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,190,942
New York St Envrn Fac Corp. (New York St SRF) 5.20%, 12/15/15	225	225,675
5.375%, 11/15/18	1,485	1,529,208
5.875%, 7/15/20	4,560	4,576,142
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(e)	1,980	5,940
New York St Loc Gov Asst Corp. 5.00%, 4/01/18–4/01/20	22,670	26,827,485
AGM 5.00%, 4/01/13	4,230	4,682,441
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	2,455	2,456,620
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,350,986
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	895	1,043,024
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/16	10,950	12,782,205
Series 2010A 5.00%, 3/15/24–3/15/25	21,900	25,397,368
AGM 5.00%, 3/15/14–3/15/15	8,840	10,152,993
AGM Series 2005A 5.00%, 3/15/18	1,035	1,164,530
AMBAC 5.00%, 3/15/15	10,170	11,775,538
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AGM 5.00%, 4/01/12	1,415	1,506,055
New York St Thruway Auth (New York St Thruway Auth Gen) 4.00%, 7/15/11	48,785	50,158,786
AMBAC 5.00%, 1/01/13–1/01/14	12,285	13,521,606

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) 5.00%, 4/01/17	$21,620	$25,476,576
AGM Series 5B 5.00%, 4/01/14	64,440	73,137,467
AMBAC 5.25%, 4/01/11–4/01/14	20,665	22,171,579
NPFGC 5.00%, 4/01/24	1,060	1,162,417
5.25%, 4/01/12–4/01/14	13,930	15,505,092
NPFGC Series C 5.25%, 4/01/11	4,625	4,736,509
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	27,025	30,492,378
New York St UDC (New York St Lease UDC Svc Cont) 5.00%, 1/01/19	3,525	4,084,981
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,397,967
AMBAC 5.00%, 12/15/20	6,265	7,104,949
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Prerefunded/ETM)	4,670	5,202,427
Onondaga Cnty NY GO 5.70%, 4/01/11 (Prerefunded/ETM)	1,830	1,878,696
5.70%, 4/01/11	770	790,413
Port Authority of NY & NJ NPFGC-RE 5.125%, 11/15/15	1,355	1,360,854
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,199,501
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,610,580
5.50%, 6/01/15–6/01/16	16,755	17,268,436
Series 2008 5.00%, 6/01/12	8,000	8,555,520
Series A-1 5.50%, 6/01/15	1,700	1,706,256
Series B-1C 5.50%, 6/01/14	14,970	15,020,149
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,864,889
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11–1/01/20	50,010	57,866,063
5.25%, 11/15/12–1/01/17	19,480	21,476,568
5.50%, 1/01/12 (Prerefunded/ETM)	5,825	6,035,049
5.50%, 1/01/17 (Prerefunded/ETM)	9,370	10,906,024

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

NPFGC 5.125%, 1/01/18 (Prerefunded/ETM)	$8,165	$8,227,544
5.25%, 11/15/15	3,145	3,735,065
Triborough Brdg & Tunl Auth NY (New York St Lease Nyc Conv Ctr) 6.00%, 1/01/11	1,490	1,509,966
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16	6,490	7,356,480
Series 2010B 5.00%, 9/01/17–9/01/18	9,010	10,228,559
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	929,487
Yonkers NY GO NPFGC 5.00%, 8/01/12–8/01/14	7,925	8,635,556

		1,390,627,182

Alabama–0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,169,048

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	550	540,337

California–4.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,884,200
Series A 5.00%, 7/01/18–7/01/20	27,975	33,129,544
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	26,250	28,695,975
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(f)	9,000	9,257,760
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,245	1,397,923

		78,365,402

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	635	691,363
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(c)	2,765	1,244,250

		1,935,613

Principal Amount (000)		U.S. $ Value

District of Columbia–0.3%
Metro Washington Arpt Auth VA 5.00%, 10/01/19–10/01/21	$5,795	$6,494,069

Florida–5.5%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,227,389
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,640	36,828,038
Series 2010A 5.00%, 6/01/16	7,120	7,633,138
Dupree Lakes CDD FL 5.00%, 11/01/10	325	278,860
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	2,990	2,095,153
Series B-2 4.875%, 11/01/10	1,645	1,606,951
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(c)(e)	950	399,000
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/18	16,355	19,164,953
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	14,939,942
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,897
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(e)	955	431,068
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(e)	1,710	547,200
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGC Series A 5.00%, 10/01/16	3,500	3,801,105
AGM Series 2010A 5.00%, 10/01/17	1,270	1,372,476
Live Oak CDD FL Series 2010 7.36%, 11/01/20	750	774,690
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,410,517
Miami-Dade Cnty FL Aviation (Miami Intl Airport) 5.75%, 10/01/20	1,435	1,671,330
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,290	1,272,288

34	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

Principal Amount (000)		U.S. $ Value

Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35	$90	$90,474
Series 2010A-2 6.125%, 5/01/35(a)	180	116,787
Series 2010B 5.125%, 5/01/17(a)	416	333,681
Series 4B 5.125%, 5/01/09(e)	185	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,845	1,498,878
Paseo CDD FL 5.00%, 2/01/11(c)(e)	860	197,800
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,953,646
Quarry CDD FL (The) 5.25%, 5/01/16	1,830	1,554,969
Six Mile Creek CDD FL 5.50%, 5/01/17(c)	1,165	378,625
Sterling Hill CDD FL Series B 5.50%, 11/01/10	165	131,997
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	4,300	1,806,000
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(e)	1,475	472,000
Venetian CDD FL Series B 5.95%, 5/01/12	175	172,120
Verano CDD FL Series B 5.00%, 11/01/13	1,750	1,299,235

		108,510,207

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,615,863

Guam–0.2%
Guam Department of Education (COP) Series 2010A 6.00%, 12/01/20	1,625	1,626,073
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,189,959

		3,816,032

Illinois–0.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,695	1,210,095
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	1,307	774,920

Principal Amount (000)		U.S. $ Value

Cortland IL SSA #10 5.125%, 3/01/14	$2,891	$2,713,261
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	745	707,854

		5,406,130

Indiana–0.6%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	10,745	11,760,590

Louisiana–0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22	1,515	988,901
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	1,155	1,109,170
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	1,067,505

		3,165,576

Nevada–0.7%
Clark Cnty NV Arpt AGM Series C 2009 5.00%, 7/01/23	7,400	8,026,040
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,181,788
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.625%, 3/01/12(c)	535	354,844
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	1,360	1,365,875

		13,928,547

New Jersey–0.4%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	7,125	7,627,740

North Carolina–0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,667,414
5.375%, 1/01/17	2,285	2,457,654
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,653,034

		6,778,102

Ohio–0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,315	1,241,965

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	$4,830	$5,245,380

		6,487,345

Pennsylvania–1.4%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	9,346,744
Philadelphia PA Parking Auth 5.00%, 9/01/16–9/01/21	14,925	16,344,426
5.25%, 9/01/23	2,075	2,264,053

		27,955,223

Puerto Rico–6.9%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	13,768,859
5.50%, 7/01/16–7/01/19	15,645	18,099,925
Series 2010AAA 5.25%, 7/01/21	8,575	9,690,522
Series 2010ZZ 5.25%, 7/01/22	7,900	8,852,029
NPFGC 5.50%, 7/01/16	3,695	4,241,454
Puerto Rico GO 5.00%, 7/01/13	4,980	5,353,997
5.25%, 7/01/14	1,305	1,417,687
Puerto Rico Govt Dev Bank 5.00%, 12/01/11–12/01/14	12,470	13,204,671
Series B 5.00%, 12/01/13	4,410	4,789,921
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,769,963
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.173%, 7/01/28(b)	1,090	700,903
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Prerefunded/ETM)	5	5,177
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,043,290
5.75%, 7/01/15	4,245	4,729,100
Series C 5.25%, 7/01/11	1,780	1,832,706
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	1,405	1,457,631
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,163,642
Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	11,300	11,733,807

Principal Amount (000)		U.S. $ Value

Univ of Puerto Rico 5.00%, 6/01/13	$1,015	$1,088,973

		135,944,257

South Carolina–0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(c)(e)	1,159	405,650

Tennessee–0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	18,212,649

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	1,537	1,565,020
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	1,444	1,238,114

		2,803,134

Washington–0.6%
Port of Seattle WA 5.00%, 2/01/21	11,010	11,904,012

Total Long-Term Municipal Bonds (cost $1,772,345,405)		1,863,452,708

AGENCIES–3.7%
Other–3.7%
Federal Home Loan Banks 1.50%, 1/16/13 (cost $71,936,451)	72,000	73,400,976

Total Investments—98.2% (cost $1,844,281,856)		1,936,853,684

Other assets less liabilities—1.8%		34,595,242

Net Assets—100.0%		$1,971,448,926

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(b)	Variable rate coupon, rate shown as of September 30, 2010.
(c)	Illiquid security.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2010 and the aggregate market value of this security amounted to $13,436,241 or 0.68% of net assets.
(e)	Security is in default and is non-income producing.
(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

36	Sanford C. Bernstein Fund, Inc.—2010 Annual Report

As of September 30, 2010, the Portfolio held 26.1% of net assets in insured bonds (of this amount 3.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	37

SCB–MU–1945–0910

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 23, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2010.

AllianceBernstein Tax-Managed International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Portfolio’s share-

holders. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

AllianceBernstein International Portfolio

Investment Objective and Policies

The investment objective of the Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

Investment Results

The tables on pages 5 and 8 show performance for the Portfolios compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended September 30, 2010.

Both International Portfolios’ Class A shares posted negative returns and underperformed the benchmark for the six-month period ended September 30, 2010, due primarily to unfavorable stock selection in Japan. Despite an underweight in Japanese stocks, several of the Portfolios’ Japan holdings performed poorly due to investor concerns about Japanese economic growth and the impact of the strengthening yen on export competiveness. The underweight to Australian stocks through the use of currency derivatives, and the strengthening Australian dollar coupled with the Portfolios’ overweight to UK companies and the resulting exposure to the weak pound sterling detracted from performance.

For the 12-month period ended September 30, 2010, the Portfolios underperformed the benchmark due to weak stock selection in Australia and Japan including the adverse implicit currency impact of their underweight in both countries as their currencies strengthened versus the US dollar. The adverse impact of currency movements from the underlying equity positions was partially offset by reducing the Portfolios’ exposure to the weak euro and modestly overweighting the strengthening New Zealand dollar.

Positive contributors to performance in both periods included strong stock selection in the consumer staples, energy, financial and materials sectors. The Portfolios used no leverage or derivatives other than currency-related derivatives such as forward currency exchange contracts, futures and options on futures, swaps and options.

Market Review and Investment Strategy

International equity markets have been volatile during the last 12 months as investor sentiment has shifted between enthusiasm about improving global economic growth and recovering corporate profitability and anxiety about the ability of governments around the world to manage the balancing act of sustaining economic growth while addressing mounting public deficits. Investor risk aversion has increased to levels last seen in 2008 during the global credit crisis. As a result, stock returns have become more correlated with each other; in essence moving up and down together to a remarkable extent. But all stocks are not alike. Fundamentals are diverging to an unusual degree. For example, the difference between the expected earnings of the fastest and slowest quintiles of earnings growth is higher than it has been for most of the last three decades. Valuations have also diverged significantly. The current valuation spread between the cheapest and most expensive quintiles of stocks on price to book is wide.

Historical data shows that company fundamentals and valuations ultimately

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

drive stock returns. The Portfolio’s value research continues to find many companies with solid earnings recovery potential and excellent cash-flow generation whose stocks are trading at depressed valuations. The Portfolio’s growth research continues to identify many high-quality companies whose earnings growth is expected to be better than expected and whose stocks are also trading at lower than average valuations that do not reflect future growth prospects. As the markets’ focus on macro issues abates, the investment team believes the Portfolios are well positioned to capture performance driven by this attractive mix of strong future earnings growth potential priced at depressed valuations.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns.These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
Tax-Managed International Portfolio
Class A	-1.64%	1.47%

Class B*	-2.05%	0.67%

Class C	-2.05%	0.67%

MSCI EAFE Index (net)	0.20%	3.27%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 2.E for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/10

* Since inception of the Portfolio’s Class A shares.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

* Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	1.47%	-2.82%
5 Years	-2.32%	-3.16%
Since Inception*	1.87%	1.21%

Class B Shares
1 Year	0.67%	-3.33%
5 Years	-3.05%	-3.05%
Since Inception*(a)	1.12%	1.12%

Class C Shares
1 Year	0.67%	-0.33%
5 Years	-3.02%	-3.02%
Since Inception*	1.13%	1.13%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
		SEC Returns

Class A Shares
1 Year		-2.82%
5 Years		-3.16%
Since Inception*		1.21%

Class B Shares
1 Year		-3.33%
5 Years		-3.05%
Since Inception*(a)		1.12%

Class C Shares
1 Year		-0.33%
5 Years		-3.02%
Since Inception*		1.13%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.70%, 2.53% and 2.46% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
Returns

Class A Shares
1 Year	-2.77%
5 Years	-3.96%
Since Inception*	0.56%

Class B Shares
1 Year	-3.19%
5 Years	-3.76%
Since Inception*(a)	0.56%

Class C Shares
1 Year	-3.03%
5 Years	-3.73%
Since Inception*	0.57%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
Returns

Class A Shares
1 Year	-1.40%
5 Years	-2.13%
Since Inception*	1.48%

Class B Shares
1 Year	-1.82%
5 Years	-2.00%
Since Inception*(a)	1.44%

Class C Shares
1 Year	0.13%
5 Years	-1.98%
Since Inception*	1.45%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-1.32%	2.10%

Class B*	-1.72%	1.28%

Class C	-1.72%	1.28%

MSCI EAFE Index (net)	0.20%	3.27%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 2.E for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/10

* Since inception of the Portfolio’s Class A shares.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 1/30/04* to 9/30/09) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

* Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.10%	-2.23%
5 Years	-2.15%	-3.00%
Since Inception*	2.12%	1.46%

Class B Shares
1 Year	1.28%	-2.72%
5 Years	-2.87%	-2.87%
Since Inception*(a)	1.37%	1.37%

Class C Shares
1 Year	1.28%	0.28%
5 Years	-2.86%	-2.86%
Since Inception*	1.39%	1.39%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
		SEC Returns

Class A Shares
1 Year		-2.23%
5 Years		-3.00%
Since Inception*		1.46%

Class B Shares
1 Year		-2.72%
5 Years		-2.87%
Since Inception*(a)		1.37%

Class C Shares
1 Year		0.28%
5 Years		-2.86%
Since Inception*		1.39%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.60%, 2.37% and 2.32% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$983.63	$8.95
Hypothetical (5% return before expenses)	$1,000	$1,016.04	$9.10
Class B
Actual	$1,000	$979.51	$12.65
Hypothetical (5% return before expenses)	$1,000	$1,012.28	$12.86
Class C
Actual	$1,000	$979.52	$12.46
Hypothetical (5% return before expenses)	$1,000	$1,012.48	$12.66
*	Expenses are equal to the classes’ annualized expense ratios of 1.80%, 2.55% and 2.51%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$986.84	$7.42
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.54
Class B
Actual	$1,000	$982.76	$11.23
Hypothetical (5% return before expenses)	$1,000	$1,013.74	$11.41
Class C
Actual	$1,000	$982.78	$10.98
Hypothetical (5% return before expenses)	$1,000	$1,013.99	$11.16
*	Expenses are equal to the classes’ annualized expense ratios of 1.49%, 2.26% and 2.21%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

TAX MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2010 (Unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,851.1

*	All data are as of September 30, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes See “Schedule of Investments” section of the report for additional details for the Tax-Managed International and International Portfolios. Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2010 (Unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,094.7

*	All data are as of September 30, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes See “Schedule of Investments” section of the report for additional details for the Tax-Managed International and International Portfolios. Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Financials – 21.3%
Capital Markets – 2.1%
Credit Suisse Group AG	1,065,163	$45,379,410
Deutsche Bank AG	375,000	20,529,346
Julius Baer Group Ltd.	15,183	553,082
Macquarie Group Ltd.	314,805	11,046,019
Man Group PLC	7,709,441	26,563,551

		104,071,408

Commercial Banks – 8.1%
Australia & New Zealand Banking Group Ltd.	695,100	15,918,810
Banco Santander SA	2,891,797	36,703,431
Barclays PLC	7,460,300	35,065,547
BNP Paribas	629,698	44,942,337
Danske Bank A/S(a)	977,800	23,473,400
DnB NOR ASA	537,400	7,335,814
Mitsubishi UFJ Financial Group, Inc.	1,747,500	8,113,464
National Australia Bank Ltd.	1,593,821	39,053,626
National Bank of Canada	334,700	21,121,655
Royal Bank of Scotland Group PLC(a)	109,852	81,483
Societe Generale	478,363	27,660,325
Standard Chartered PLC	2,545,451	73,091,309
Sumitomo Mitsui Financial Group, Inc.	840,900	24,505,402
UniCredit SpA	13,900,675	35,598,330

		392,664,933

Consumer Finance – 0.5%
ORIX Corp.	307,210	23,513,212

Diversified Financial Services – 1.6%
Hong Kong Exchanges and Clearing Ltd.	2,699,100	53,063,678
IG Group Holdings PLC	2,830,553	22,131,456

		75,195,134

Insurance – 4.8%
Admiral Group PLC	2,245,907	58,856,394
Allianz SE	393,000	44,400,074
Aviva PLC	4,186,000	26,239,854
Muenchener Rueckversicherungs AG (MunichRe)	166,300	23,029,532
Old Mutual PLC	12,124,782	26,461,642
Prudential PLC	5,398,100	53,942,425

		232,929,921

Real Estate Management & Development – 4.2%
CapitaLand Ltd.	15,474,000	47,753,922
CapitaMalls Asia Ltd.	3,769,000	6,193,349
Daito Trust Construction Co., Ltd.	212,600	12,701,768

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Group Ltd.	1,749,200	$11,405,697
Hang Lung Properties Ltd.	13,311,000	64,565,966
Lend Lease Group	973,000	7,169,019
Mitsui Fudosan Co., Ltd.	1,646,000	27,772,060
New World Development Ltd.	5,027,354	10,073,202
Sumitomo Realty & Development Co., Ltd.	745,000	15,419,776

		203,054,759

		1,031,429,367

Consumer Discretionary – 14.6%
Automobiles – 2.0%
Bayerische Motoren Werke AG	635,400	44,569,656
Nissan Motor Co., Ltd.	4,331,200	37,930,111
Renault SA(a)	261,400	13,472,707

		95,972,474

Distributors – 1.8%
Li & Fung Ltd.	16,046,000	90,298,879

Hotels, Restaurants & Leisure – 0.8%
Carnival PLC	452,147	17,831,653
Shangri-La Asia Ltd.	2,846,000	6,463,809
Thomas Cook Group PLC	2,253,000	6,089,851
TUI Travel PLC	2,490,300	8,388,673

		38,773,986

Household Durables – 1.4%
Electrolux AB	328,600	8,101,298
Sharp Corp.	3,230,000	32,196,667
Sony Corp.	854,900	26,392,166

		66,690,131

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	392,500	3,637,578

Media – 2.0%
Jupiter Telecommunications Co., Ltd.	15,387	16,613,315
Lagardere SCA	607,300	23,775,745
Publicis Groupe SA	524,900	24,951,104
Vivendi SA	1,151,500	31,560,634

		96,900,798

Multiline Retail – 0.8%
Marks & Spencer Group PLC	4,265,700	26,055,885
PPR	67,400	10,934,955

		36,990,840

Specialty Retail – 4.2%
Esprit Holdings Ltd.	3,306,134	17,885,586
Fast Retailing Co., Ltd.	207,800	29,271,781
Hennes & Mauritz AB – Class B	1,666,400	60,477,322

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Inditex SA	829,060	$65,906,833
Yamada Denki Co., Ltd.	502,880	31,229,283

		204,770,805

Textiles, Apparel & Luxury Goods – 1.5%
Asics Corp.	740,000	7,553,629
Cie Financiere Richemont SA	955,239	46,089,167
LVMH Moet Hennessy Louis Vuitton SA	97,000	14,247,212
Yue Yuen Industrial Holdings Ltd.	2,015,000	7,426,455

		75,316,463

		709,351,954

Consumer Staples – 12.5%
Beverages – 2.2%
Anheuser-Busch InBev NV	1,482,910	87,297,801
Asahi Breweries Ltd.	898,400	17,995,345

		105,293,146

Food & Staples Retailing – 3.4%
Aeon Co., Ltd.	1,978,900	21,215,877
Casino Guichard Perrachon SA	81,294	7,449,048
Delhaize Group SA	297,040	21,583,453
Koninklijke Ahold NV	595,700	8,040,045
Olam International Ltd.	12,479,000	30,920,288
Tesco PLC	11,297,438	75,360,651

		164,569,362

Household Products – 1.7%
Reckitt Benckiser Group PLC	1,517,220	83,564,575

Tobacco – 5.2%
British American Tobacco PLC	2,610,281	97,482,849
Imperial Tobacco Group PLC	2,432,100	72,551,210
Japan Tobacco, Inc.	24,389	81,265,618

		251,299,677

		604,726,760

Industrials – 11.8%
Aerospace & Defense – 0.8%
BAE Systems PLC	4,703,200	25,326,765
Bombardier, Inc. – Class B	2,179,800	10,698,795
Rolls-Royce Group PLC(a)	493,842	4,690,198

		40,715,758

Air Freight & Logistics – 0.4%
Kuehne & Nagel International AG	149,543	17,971,574

Building Products – 0.4%
Asahi Glass Co., Ltd.	2,081,000	21,223,382
Cie de St-Gobain	2,337	104,431

		21,327,813

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 2.9%
Aggreko PLC	992,700	$24,520,784
G4S PLC	11,603,109	46,505,687
Rentokil Initial PLC(a)	7,348,500	11,894,696
Serco Group PLC	5,734,016	55,426,638

		138,347,805

Construction & Engineering – 0.4%
Bouygues SA	492,200	21,205,675

Electrical Equipment – 0.7%
Vestas Wind Systems A/S(a)	930,431	35,059,562

Machinery – 0.5%
Atlas Copco AB–Class A	714,400	13,816,952
Vallourec SA	108,652	10,805,627

		24,622,579

Professional Services – 2.9%
Capita Group PLC (The)	6,882,100	85,039,036
Intertek Group PLC	458,268	13,200,164
Randstad Holding NV(a)	568,857	25,845,860
SGS SA	11,312	18,289,546

		142,374,606

Road & Rail – 0.8%
DSV A/S	1,297,288	26,389,794
East Japan Railway Co.	167,200	10,101,939

		36,491,733

Trading Companies & Distributors – 2.0%
ITOCHU Corp.	2,752,000	25,188,754
Mitsubishi Corp.	1,196,000	28,415,901
Mitsui & Co., Ltd.	1,669,500	24,823,684
Noble Group Ltd.	4,464,818	6,416,657
Travis Perkins PLC(a)	787,100	10,425,648

		95,270,644

		573,387,749

Materials – 10.9%
Chemicals – 3.3%
Agrium, Inc.	227,300	17,054,680
Air Water, Inc.	855,000	10,161,887
Arkema SA	219,500	11,216,137
Incitec Pivot Ltd.	3,482,082	12,121,113
Israel Chemicals Ltd.	3,548,652	49,834,275
K&S AG	877,883	52,516,610
Nippon Shokubai Co., Ltd.	795,000	6,920,225

		159,824,927

Construction Materials – 0.7%
CRH PLC	395,500	6,521,277

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

CRH PLC (London)	1,716,258	$28,322,907

		34,844,184

Metals & Mining – 6.9%
Agnico-Eagle Mines Ltd.	543,000	38,569,290
ArcelorMittal (Euronext Amsterdam)	1,014,848	33,480,414
BHP Billiton Ltd.	462,700	17,636,939
BHP Billiton PLC	1,170,713	37,336,887
JFE Holdings, Inc.	605,200	18,515,588
Kazakhmys PLC	647,200	14,764,407
Lundin Mining Corp.(a)	1,934,200	9,662,540
Mitsubishi Materials Corp.(a)	3,476,000	9,994,871
Rio Tinto PLC	857,500	50,235,265
ThyssenKrupp AG	792,100	25,825,182
Xstrata PLC	4,220,610	80,847,007

		336,868,390

		531,537,501

Energy – 9.2%
Energy Equipment & Services – 3.1%
AMEC PLC	2,654,400	41,147,278
Petrofac Ltd.	2,273,200	49,014,589
Saipem SpA	651,200	26,173,367
Technip SA	410,300	33,062,014

		149,397,248

Oil, Gas & Consumable Fuels – 6.1%
Afren PLC(a)	8,469,162	14,737,663
BP PLC	7,492,100	51,261,435
ENI SpA	1,669,640	36,076,507
Nexen, Inc. (Toronto)	1,208,352	24,310,318
OMV AG	451,700	16,921,802
Penn West Energy Trust	1,336,032	26,775,177
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,534,116	76,701,341
Suncor Energy, Inc. (Toronto)	1,600,460	52,109,447

		298,893,690

		448,290,938

Health Care – 6.2%
Health Care Equipment & Supplies – 0.5%
Alcon, Inc.	145,600	24,284,624

Life Sciences Tools & Services – 0.5%
QIAGEN NV(a)	1,282,277	22,942,062

Pharmaceuticals – 5.2%
AstraZeneca PLC	855,400	43,420,480
Bayer AG	594,000	41,401,836
Novartis AG	765,930	44,085,332
Novo Nordisk A/S – Class B	234,877	23,242,940

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi-Aventis SA	581,573	$38,712,849
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,158,100	61,089,775

		251,953,212

		299,179,898

Information Technology – 5.0%
Computers & Peripherals – 1.4%
Logitech International SA(a)	2,063,142	36,021,336
Toshiba Corp.	6,398,000	30,940,778

		66,962,114

Electronic Equipment, Instruments & Components – 0.5%
Hirose Electric Co. Ltd.	38,800	3,917,678
Hitachi High-Technologies Corp.	385,500	7,126,472
Keyence Corp.	49,200	10,728,888

		21,773,038

Internet Software & Services – 0.7%
Telecity Group PLC(a)	205,004	1,595,271
Yahoo! Japan Corp.	96,299	33,276,224

		34,871,495

IT Services – 0.5%
Amadeus IT Holding SA(a)	698,201	12,822,651
Cap Gemini SA	247,800	12,440,957

		25,263,608

Office Electronics – 0.2%
Konica Minolta Holdings, Inc.	1,107,000	10,850,330

Software – 1.7%
Autonomy Corp. PLC(a)	912,597	26,005,869
Konami Corp.	354,000	6,249,682
Nintendo Co., Ltd.	86,200	21,620,060
SAP AG	545,800	26,994,538

		80,870,149

		240,590,734

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 3.1%
France Telecom SA	1,279,400	27,671,335
Nippon Telegraph & Telephone Corp.	706,600	30,950,649
Telecom Corp. of New Zealand Ltd.	9,141,844	13,702,401
Telecom Italia SpA (ordinary shares)	15,793,600	22,124,703
Telecom Italia SpA (savings shares)	11,715,800	13,220,545
Telefonica SA	1,039,200	25,794,104
Telstra Corp. Ltd.	6,384,100	16,193,077

		149,656,814

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.2%
KDDI Corp.	2,516	$12,028,147
Vodafone Group PLC	19,919,300	49,147,956

		61,176,103

		210,832,917

Utilities – 2.3%
Electric Utilities – 1.7%
E.ON AG	1,280,300	37,757,850
EDF SA	502,400	21,686,782
Tokyo Electric Power Co., Inc. (The)	939,400	22,944,456

		82,389,088

Gas Utilities – 0.4%
Tokyo Gas Co., Ltd.	3,953,000	17,978,190

Multi-Utilities – 0.2%
RWE AG	159,340	10,761,059

		111,128,337

Total Common Stocks (cost $4,470,530,695)		4,760,456,155

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.5%
Repurchase Agreements – 0.5%
State Street Bank & Trust Co. 0.01%, dated 9/30/10 due 10/01/10 in the amount of $21,630,006 (collateralized by $21,460,000 U.S. Treasury Note, 1.375% – 2.125%, due 5/15/13 – 5/31/15, value $22,063,500) (cost $21,630,000)	21,630	21,630,000

Total Investments – 98.6% (cost $4,492,160,695)		4,782,086,155
Other assets less liabilities – 1.4%		69,057,591

Net Assets – 100.0%		$4,851,143,746

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	320	December 2010	$12,215,294	$11,944,254	$(271,040)

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America N.A.:
Swedish Krona Settling 10/15/10	446,738	$60,772,412	$66,259,325	$5,486,913
Barclays Bank PLC Wholesale:
Canadian Dollar Settling 10/15/10	29,762	28,268,035	28,917,280	649,245
New Zealand Dollar Settling 10/15/10	162,178	114,223,587	118,885,662	4,662,075
New Zealand Dollar Settling 10/15/10	50,824	35,661,677	37,256,872	1,595,195
BNP Paribas SA:
Norwegian Krone Settling 10/15/10	556,767	86,992,125	94,615,118	7,622,993
Swedish Krona Settling 10/15/10	696,406	92,750,253	103,289,604	10,539,351
Credit Suisse London Branch (GFX):
British Pound Settling 10/15/10	63,971	95,646,241	100,484,060	4,837,819
Norwegian Krone Settling 10/15/10	891,028	136,611,330	151,418,313	14,806,983
Swiss Franc Settling 1/18/11	87,611	85,824,225	89,252,977	3,428,752
Deutsche Bank AG London:
Canadian Dollar Settling 10/15/10	20,265	19,647,670	19,689,828	42,158
Euro Settling 10/15/10	103,599	138,704,557	141,219,972	2,515,415
Swedish Krona Settling 10/15/10	471,542	63,021,670	69,938,206	6,916,536
Swiss Franc Settling 10/15/10	69,436	65,564,421	70,669,131	5,104,710
Goldman Sachs International:
Australian Dollar Settling 10/15/10	51,726	46,137,523	49,935,359	3,797,836
British Pound Settling 10/15/10	92,293	142,360,107	144,971,555	2,611,448
Euro Settling 10/15/10	25,498	33,013,535	34,757,351	1,743,816
Japanese Yen Settling 10/15/10	11,493,915	125,541,095	137,697,531	12,156,436
HSBC Bank USA:
Swiss Franc Settling 10/15/10	101,687	99,002,064	103,492,884	4,490,820
Royal Bank of Scotland PLC:
Canadian Dollar Settling 10/15/10	15,000	14,187,483	14,574,262	386,779
UBS AG:
Australian Dollar Settling 10/15/10	83,581	73,033,078	80,687,608	7,654,530
Japanese Yen Settling 10/15/10	5,214,255	58,977,446	62,466,970	3,489,524
Westpac Banking Corporation:
Australian Dollar Settling 1/18/11	45,786	41,730,185	43,677,054	1,946,869

Sale Contracts:
Barclays Bank PLC Wholesale:
Canadian Dollar Settling 10/15/10	123,889	120,020,732	120,372,719	(351,987)
BNP Paribas SA:
British Pound Settling 10/15/10	49,667	77,204,868	78,015,691	(810,823)
British Pound Settling 1/18/11	108,974	167,600,050	171,060,917	(3,460,867)
Canadian Dollar Settling 10/15/10	16,708	15,696,664	16,233,785	(537,121)
Credit Suisse London Branch (GFX):
British Pound Settling 1/18/11	39,281	61,454,339	61,660,982	(206,643)
Canadian Dollar Settling 10/15/10	95,586	91,851,325	92,873,029	(1,021,704)
Euro Settling 10/15/10	184,200	232,465,926	251,090,443	(18,624,517)
Japanese Yen Settling 10/15/10	678,972	7,604,977	8,134,110	(529,133)
Swiss Franc Settling 10/15/10	69,436	65,683,502	70,669,131	(4,985,629)
Deutsche Bank AG London:
Euro Settling 10/15/10	266,766	337,624,385	363,639,485	(26,015,100)
Goldman Sachs International:
British Pound Settling 10/15/10	32,391	49,057,303	50,878,979	(1,821,676)
British Pound Settling 10/15/10	63,971	96,886,318	100,484,060	(3,597,742)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
Royal Bank of Scotland PLC:
British Pound Settling 10/15/10	92,060	$140,111,638	$144,605,564	$(4,493,926)
State Street Bank and Trust Co.:
Japanese Yen Settling 10/15/10	4,497,774	53,097,393	53,883,500	(786,107)
UBS AG:
Japanese Yen Settling 10/15/10	5,151,062	61,134,397	61,709,915	(575,518)
Westpac Banking Corporation:
New Zealand Dollar Settling 10/15/10	99,665	73,641,970	73,060,092	581,878

(a)	Non-income producing security.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 21.0%
Capital Markets – 2.1%
Credit Suisse Group AG	457,053	$19,471,945
Deutsche Bank AG	163,100	8,928,897
Julius Baer Group Ltd.	6,349	231,280
Macquarie Group Ltd.	117,600	4,126,401
Man Group PLC	3,336,623	11,496,625

		44,255,148

Commercial Banks – 7.9%
Australia & New Zealand Banking Group Ltd.	398,900	9,135,396
Banco Santander SA	1,242,528	15,770,485
Barclays PLC	3,215,199	15,112,357
BNP Paribas	274,039	19,558,507
Danske Bank A/S(a)	499,800	11,998,369
Mitsubishi UFJ Financial Group, Inc.	799,500	3,711,997
National Australia Bank Ltd.	673,321	16,498,482
National Bank of Canada	110,600	6,979,549
Societe Generale	210,546	12,174,375
Standard Chartered PLC	1,084,623	31,144,388
Sumitomo Mitsui Financial Group, Inc.	399,600	11,645,093
UniCredit SpA	4,661,755	11,938,319

		165,667,317

Consumer Finance – 0.6%
ORIX Corp.	169,220	12,951,746

Diversified Financial Services – 1.6%
Hong Kong Exchanges and Clearing Ltd.	1,159,700	22,799,432
IG Group Holdings PLC	1,209,279	9,455,080

		32,254,512

Insurance – 4.8%
Admiral Group PLC	960,469	25,170,117
Allianz SE	168,500	19,036,673
Aviva PLC	1,842,400	11,549,046
Muenchener Rueckversicherungs AG (MunichRe)	76,000	10,524,621
Old Mutual PLC	4,586,700	10,010,210
Prudential PLC	2,344,200	23,425,248

		99,715,915

Real Estate Management & Development – 4.0%
CapitaLand Ltd.	6,628,000	20,454,504
CapitaMalls Asia Ltd.	1,605,000	2,637,391
Daito Trust Construction Co., Ltd.	94,500	5,645,894
Hang Lung Group Ltd.	754,800	4,921,690
Hang Lung Properties Ltd.	5,685,000	27,575,503
Lend Lease Group	241,056	1,776,090
Mitsui Fudosan Co., Ltd.	583,000	9,836,641

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

New World Development Ltd.	2,099,000	$4,205,721
Sumitomo Realty & Development Co., Ltd.	339,000	7,016,515

		84,069,949

		438,914,587

Consumer Discretionary – 14.7%
Automobiles – 2.0%
Bayerische Motoren Werke AG	275,200	19,303,698
Isuzu Motors Ltd.	1,356,000	5,246,138
Nissan Motor Co., Ltd.	1,614,300	14,137,093
Renault SA(a)	56,000	2,886,272

		41,573,201

Distributors – 1.8%
Li & Fung Ltd.	6,866,000	38,638,421

Hotels, Restaurants & Leisure – 0.9%
Carnival PLC	191,802	7,564,236
Shangri-La Asia Ltd.	1,222,000	2,775,395
Thomas Cook Group PLC	998,600	2,699,212
TUI Travel PLC	1,434,400	4,831,833

		17,870,676

Household Durables – 1.3%
Electrolux AB	172,300	4,247,881
Sharp Corp.	1,398,000	13,935,275
Sony Corp.	296,600	9,156,529

		27,339,685

Media – 2.2%
Informa PLC	432,700	2,850,647
Jupiter Telecommunications Co., Ltd.	6,474	6,989,966
Lagardere SCA	286,200	11,204,706
Publicis Groupe SA	224,600	10,676,353
Vivendi SA	530,730	14,546,396

		46,268,068

Multiline Retail – 1.1%
Marks & Spencer Group PLC	2,095,500	12,799,800
PPR	29,400	4,769,847
Takashimaya Co., Ltd.	607,000	4,679,583

		22,249,230

Specialty Retail – 4.2%
Esprit Holdings Ltd.	1,479,084	8,001,577
Fast Retailing Co., Ltd.	88,800	12,508,826
Hennes & Mauritz AB – Class B	715,100	25,952,552
Inditex SA	354,450	28,177,306
Yamada Denki Co., Ltd.	215,170	13,362,243

		88,002,504

Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	408,809	19,724,557

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LVMH Moet Hennessy Louis Vuitton SA	41,500	$6,095,457

		25,820,014

		307,761,799

Consumer Staples – 12.1%
Beverages – 2.2%
Anheuser-Busch InBev NV	634,506	37,352,893
Asahi Breweries Ltd.	397,900	7,970,111

		45,323,004

Food & Staples Retailing – 3.3%
Aeon Co., Ltd.	811,100	8,695,840
Casino Guichard Perrachon SA	35,168	3,222,478
Delhaize Group SA	128,100	9,307,973
Koninklijke Ahold NV	259,400	3,501,070
Olam International Ltd.	5,372,000	13,310,665
Tesco PLC	4,795,017	31,985,624

		70,023,650

Household Products – 1.7%
Reckitt Benckiser Group PLC	643,670	35,451,688

Tobacco – 4.9%
British American Tobacco PLC	1,122,401	41,916,885
Imperial Tobacco Group PLC	1,043,700	31,134,286
Japan Tobacco, Inc.	8,775	29,238,829

		102,290,000

		253,088,342

Industrials – 11.7%
Aerospace & Defense – 0.8%
BAE Systems PLC	2,133,300	11,487,835
Bombardier, Inc. – Class B	959,800	4,710,847

		16,198,682

Air Freight & Logistics – 0.4%
Kuehne & Nagel International AG	63,985	7,689,502

Building Products – 0.2%
Asahi Glass Co., Ltd.	502,000	5,119,720
Cie de St-Gobain	936	41,826

		5,161,546

Commercial Services & Supplies – 2.8%
Aggreko PLC	426,000	10,522,669
G4S PLC	4,960,845	19,883,249
Rentokil Initial PLC(a)	3,180,442	5,148,043
Serco Group PLC	2,451,621	23,698,070

		59,252,031

Construction & Engineering – 0.5%
Bouygues SA	248,300	10,697,621

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.7%
Vestas Wind Systems A/S(a)	397,833	$14,990,741

Machinery – 0.5%
Atlas Copco AB – Class A	305,641	5,911,292
Vallourec SA	43,176	4,293,927

		10,205,219

Professional Services – 2.9%
Capita Group PLC (The)	2,920,000	36,081,136
Intertek Group PLC	193,127	5,562,920
Randstad Holding NV(a)	238,636	10,842,360
SGS SA	4,903	7,927,302

		60,413,718

Road & Rail – 0.9%
DSV A/S	555,123	11,292,466
East Japan Railway Co.	72,400	4,374,285
Firstgroup PLC	749,900	4,276,783

		19,943,534

Trading Companies & Distributors – 2.0%
ITOCHU Corp.	1,259,000	11,523,489
Mitsubishi Corp.	559,700	13,297,976
Mitsui & Co., Ltd.	728,400	10,830,531
Noble Group Ltd.	1,939,545	2,787,436
Travis Perkins PLC(a)	208,900	2,767,016

		41,206,448

		245,759,042

Materials – 10.7%
Chemicals – 3.4%
Agrium, Inc.	87,700	6,580,270
Air Water, Inc.	390,000	4,635,247
Arkema SA	95,100	4,859,474
Incitec Pivot Ltd.	1,507,326	5,246,995
Israel Chemicals Ltd.	1,520,568	21,353,574
K&S AG	376,580	22,527,723
Mitsubishi Gas Chemical Co., Inc.	839,000	4,880,275

		70,083,558

Construction Materials – 0.7%
Boral Ltd.	74,640	333,062
CRH PLC (London)	902,996	14,901,881

		15,234,943

Metals & Mining – 6.6%
Agnico-Eagle Mines Ltd.	233,000	16,549,990
ArcelorMittal (Euronext Amsterdam)	469,814	15,499,432
BHP Billiton Ltd.	136,300	5,195,407
BHP Billiton PLC	501,606	15,997,436
JFE Holdings, Inc.	276,200	8,450,108
Kazakhmys PLC	272,400	6,214,191

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Materials Corp.(a)	1,395,000	$4,011,175
Rio Tinto PLC	377,700	22,126,950
ThyssenKrupp AG	245,500	8,004,144
Xstrata PLC	1,888,770	36,179,936

		138,228,769

		223,547,270

Energy – 9.4%
Energy Equipment & Services – 3.1%
AMEC PLC	1,141,100	17,688,803
Petrofac Ltd.	974,000	21,001,324
Saipem SpA	283,400	11,390,559
Technip SA	178,000	14,343,258

		64,423,944

Oil, Gas & Consumable Fuels – 6.3%
Afren PLC(a)	3,622,904	6,304,418
BP PLC	3,243,500	22,192,238
ENI SpA	807,100	17,439,297
JX Holdings, Inc.	925,500	5,370,373
Nexen, Inc. (Toronto)	508,676	10,233,835
OMV AG	93,800	3,513,981
Penn West Energy Trust	442,386	8,865,778
Royal Dutch Shell PLC (Euronext Amsterdam) –Class A	1,044,169	31,604,379
Royal Dutch Shell PLC – Class B	181,196	5,293,717
Suncor Energy, Inc. (Toronto)	669,456	21,796,847

		132,614,863

		197,038,807

Health Care – 6.4%
Health Care Equipment & Supplies – 0.5%
Alcon, Inc.	62,600	10,441,054

Life Sciences Tools & Services – 0.4%
QIAGEN NV(a)	548,834	9,819,551

Pharmaceuticals – 5.5%
AstraZeneca PLC	439,400	22,304,137
Bayer AG	231,900	16,163,444
Novartis AG	406,630	23,404,774
Novo Nordisk A/S – Class B	101,629	10,056,995
Sanofi-Aventis SA	252,579	16,813,113
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	492,300	25,968,825

		114,711,288

		134,971,893

Information Technology – 4.7%
Computers & Peripherals – 1.4%
Logitech International SA(a)	881,577	15,391,855

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Toshiba Corp.	2,856,000	$13,811,638

		29,203,493

Electronic Equipment, Instruments & Components – 0.4%
Hirose Electric Co. Ltd.	17,100	1,726,605
Hitachi High-Technologies Corp.	140,100	2,589,932
Keyence Corp.	20,300	4,426,757

		8,743,294

Internet Software & Services – 0.7%
Telecity Group PLC(a)	87,749	682,832
Yahoo! Japan Corp.	41,224	14,244,998

		14,927,830

IT Services – 0.6%
Amadeus IT Holding SA(a)	298,814	5,487,801
Cap Gemini SA	115,700	5,808,792

		11,296,593

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	132,000	1,293,806

Software – 1.5%
Autonomy Corp. PLC(a)	390,194	11,119,184
Nintendo Co., Ltd.	37,100	9,305,154
SAP AG	237,400	11,741,486

		32,165,824

		97,630,840

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 3.2%
France Telecom SA	572,800	12,388,730
Nippon Telegraph & Telephone Corp.	376,600	16,495,916
Telecom Corp. of New Zealand Ltd.	2,393,013	3,586,806
Telecom Italia SpA (ordinary shares)	7,703,600	10,791,705
Telecom Italia SpA (savings shares)	6,043,200	6,819,372
Telefonica SA	551,600	13,691,327
Telstra Corp. Ltd.	1,141,100	2,894,366

		66,668,222

Wireless Telecommunication Services – 1.1%
KDDI Corp.	572	2,734,539
Vodafone Group PLC	8,613,625	21,252,858

		23,987,397

		90,655,619

Utilities – 2.2%
Electric Utilities – 1.6%
E.ON AG	502,200	14,810,585

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

EDF SA	212,700	$9,181,486
Tokyo Electric Power Co., Inc. (The)	412,800	10,082,469

		34,074,540

Gas Utilities – 0.4%
Tokyo Gas Co., Ltd.	1,861,000	8,463,803

Multi-Utilities – 0.2%
RWE AG	65,480	4,422,205

		46,960,548

Total Common Stocks (cost $1,896,617,482)		2,036,328,747

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Repurchase Agreements – 1.5%
State Street Bank & Trust Co. 0.01%, dated 9/30/10 due 10/01/10 in the amount of $30,454,008 (collateralized by $29,595,000 U.S. Treasury Note, 2.125%, due 5/31/15, value $31,065,872) (cost $ 30,454,000)	$30,454	$30,454,000

Total Investments – 98.7% (cost $1,927,071,482)		2,066,782,747
Other assets less liabilities – 1.3%		27,959,321

Net Assets – 100.0%		$2,094,742,068

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P TSE 60 Index Futures	77	December 2010	$10,546,828	$10,668,792	$121,964

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Swedish Krona settling 12/15/10	495,119	$67,823,127	$73,313,922	$5,490,795
Credit Suisse London Branch (GFX):
Swiss Franc settling 12/15/10	33,453	32,757,653	34,067,555	1,309,902

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Deutsche Bank AG London:
Canadian Dollar settling 12/15/10	8,960	$8,674,606	$8,693,186	$18,580
Euro settling 12/15/10	44,814	60,050,312	61,058,950	1,008,638
Swedish Krona settling 12/15/10	212,408	28,363,726	31,451,961	3,088,235
Goldman Sachs International:
Australian Dollar settling 12/15/10	19,650	17,400,075	18,828,346	1,428,271
Norwegian Krone settling 12/15/10	610,609	98,331,482	103,432,086	5,100,604
HSBC BankUSA:
Swiss Franc settling 12/15/10	33,181	32,332,907	33,790,558	1,457,651
Royal Bank of Scotland PLC:
Japanese Yen settling 12/15/10	2,087,118	24,892,576	25,020,036	127,460
UBS AG:
Australian Dollar settling 12/15/10	46,570	40,402,269	44,622,700	4,220,431
Westpac Banking Corp.:
Australian Dollar settling 12/15/10	22,306	20,416,191	21,373,286	957,095
Australian Dollar settling 12/15/10	9,082	8,247,365	8,702,241	454,876
New Zealand Dollar settling 12/15/10	95,811	68,738,644	69,896,904	1,158,260

Sale Contracts:
Barclays Bank PLC Wholesale:
Canadian Dollar Settling 12/15/10	73,300	70,270,633	71,117,244	(846,611)
BNP Paribas SA:
British Pound Settling 12/15/10	46,387	71,359,441	72,832,200	(1,472,759)
Credit Suisse London Branch (GFX):
British Pound Settling 12/15/10	15,596	24,405,556	24,487,270	(81,714)
Euro Settling 12/15/10	59,304	75,565,750	80,801,534	(5,235,784)
Deutsche Bank AG London:
British Pound Settling 12/15/10	43,995	68,038,707	69,076,522	(1,037,815)
Euro Settling 12/15/10	113,674	143,856,720	154,880,506	(11,023,786)
Westpac Banking Corp.:
New Zealand Dollar Settling 12/15/10	37,448	27,534,016	27,319,402	214,614

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Tax-Managed International Portfolio		International Portfolio
Assets
Investments in securities at value	$4,782,086,155		$2,066,782,747
Foreign currencies, at value(a)	22,650,442		13,137,122
Cash in bank(b)	840,762		497,252
Receivables:
Dividends and interest	10,375,064		4,615,884
Investment securities sold and foreign currency transactions	51,261,015		20,239,867
Foreign withholding tax reclaims	13,570,069		4,898,606
Capital shares sold	2,308,625		1,308,224
Unrealized appreciation of forward currency exchange contracts	107,068,081		26,035,412

Total assets	4,990,160,213		2,137,515,114

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	56,353,123		18,310,143
Capital shares redeemed	10,200,955		2,639,902
Management fee	3,346,531		1,489,334
Shareholder servicing fee	974,101		415,592
Transfer Agent fee	18,843		15,365
Distribution fee	2,367		10,745
Foreign capital gains taxes	– 0	–	– 0	–
Margin owed to broker on futures contracts	13,154		3,873
Accrued expenses	288,900		189,623
Unrealized depreciation of forward currency exchange contracts	67,818,493		19,698,469

Total liabilities	139,016,467		42,773,046

Net Assets	$4,851,143,746		$2,094,742,068

Cost of investments	$4,492,160,695		$1,927,071,482

Net Assets Consist of:
Capital stock, at par	$319,365		$138,952
Additional paid-in capital	6,619,346,137		3,081,316,162
Undistributed net investment income	77,627,734		29,639,929
Accumulated net realized loss on investment and foreign currency transactions	(2,176,727,749)		(1,163,266,373)
Net unrealized appreciation/(depreciation) of:
Investments and futures transactions	289,654,420		139,833,229
Foreign currency denominated assets and liabilities	40,923,839		7,080,169

	$4,851,143,746		$2,094,742,068

(a)	Cost:$22,627,366 and $12,982,061 respectively. (Note 1)
(b)	An amount of $839,874 and $496,500 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2010, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$4,845,829,470
Shares of capital stock outstanding	319,009,202

Net asset value, offering and redemption price per share	$15.19

International Class Shares
Net Assets		$2,073,461,635
Shares of capital stock outstanding		137,525,477

Net asset value, offering and redemption price per share		$15.08

Class A Shares
Net Assets	$3,321,336	$11,455,030
Shares of capital stock outstanding	221,172	764,402

Net asset value and redemption price per share	$15.02	$14.99
Sales charge – 4.25% of public offering price	0.67	0.67

Maximum offering price	$15.69	$15.66

Class B Shares
Net Assets	$228,833	$1,571,725
Shares of capital stock outstanding	15,439	106,068

Net asset value and offering price per share	$14.82	$14.82

Class C Shares
Net Assets	$1,764,107	$8,253,678
Shares of capital stock outstanding	118,924	555,996

Net asset value and offering price per share	$14.83	$14.84

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2010

	Tax-Managed International Portfolio		International Portfolio
Investment Income
Income:
Interest	$281,853		$117,568
Dividends (net of foreign withholding taxes of $12,441,924 and $5,580,649, respectively)	132,955,866		59,129,578

Total income	133,237,719		59,247,146

Expenses:
Management fee (see Note 2A)	42,832,384		19,671,435
Shareholder servicing fee (see Note 2B)	12,511,828		5,498,544
Custodian fee	533,368		379,369
Transfer Agent fee—Non-Retail Class	227,767		165,245
Transfer Agent fee—Class A	14,034		31,710
Transfer Agent fee—Class B	1,471		4,757
Transfer Agent fee—Class C	6,934		20,217
Distribution fees—Class A	10,590		47,292
Distribution fees—Class B	3,261		17,221
Distribution fees—Class C	17,109		91,474
Registration fees	166,862		109,849
Directors’ fees and expenses	156,449		69,877
Legal fees	116,575		52,738
Printing fees	73,813		72,299
Auditing and tax fees	51,483		16,676
Miscellaneous	119,307		77,990

Total expenses	56,843,235		26,326,693

Net investment income	76,394,484		32,920,453

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(56,810,227)		(39,335,339)
Futures transactions	1,833,358		761,162
Swap transactions	– 0	–	– 0	–
Foreign currency transactions	68,005,303		42,902,640

Net realized gain on investment and foreign currency transactions	13,028,434		4,328,463

Net change in unrealized appreciation/depreciation of:
Investments	(16,431,171)		4,391,660
Futures transactions	(669,104)		(34,493)
Swap transactions	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	4,915,970		(3,649,484)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,184,305)		707,683

Net realized and unrealized gain on investment and foreign currency transactions	844,129		5,036,146

Contributions from Adviser (see Note 2A)	395,945		– 0	–

Net Increase in Net Assets Resulting from Operations	$77,634,558		$37,956,599

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations:
Net investment income	$76,394,484	$90,735,404
Net realized gain (loss) on investment and foreign currency transactions	13,028,434	(1,939,766,445)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(12,184,305)	1,472,635,642
Contributions from Adviser (see Note 2A)	395,945	1,270

Net increase (decrease) in net assets resulting from operations	77,634,558	(376,394,129)

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(97,072,129)	(162,908,560)
Class A	(42,785)	(214,848)
Class B	(2,235)	(5,275)
Class C	(10,522)	(30,933)

Total dividends to shareholders	(97,127,671)	(163,159,616)

Capital-Share Transactions:
Net proceeds from sales of shares	714,037,943	1,421,055,100
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,556,772	19,810,174

Total proceeds from shares sold	724,594,715	1,440,865,274
Cost of shares redeemed	(1,146,844,453)	(1,646,337,111)

Net decrease in net assets from capital-share transactions	(422,249,738)	(205,471,837)

Capital Contributions:
Proceeds from third party regulatory settlement (see Note 6)	– 0	–	1,597,844

Net decrease in net assets	(441,742,851)	(743,427,738)
Net Assets:
Beginning of period	5,292,886,597	6,036,314,335

End of period(a)	$4,851,143,746	$5,292,886,597

(a) Includes undistributed net investment income of:	$77,627,734	$96,225,751

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

	International Portfolio
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,920,453	$41,665,255
Net realized gain (loss) on investment and foreign currency transactions	4,328,463	(1,111,758,608)
Net change in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	707,683	834,378,496

Net increase (decrease) in net assets resulting from operations	37,956,599	(235,714,857)

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(44,034,121)	(77,160,777)
Class A	(258,154)	(715,555)
Class B	(13,595)	(36,519)
Class C	(74,119)	(215,875)

Total dividends to shareholders	(44,379,989)	(78,128,726)

Capital-Share Transactions:
Net proceeds from sales of shares	308,743,345	656,037,348
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,306,952	15,754,267

Total proceeds from shares sold	316,050,297	671,791,615
Cost of shares redeemed	(611,764,450)	(800,420,545)

Net decrease in net assets from capital-share transactions	(295,714,153)	(128,628,930)

Net decrease in net assets	(302,137,543)	(442,472,513)
Net Assets:
Beginning of period	2,396,879,611	2,839,352,124

End of period(a)	$2,094,742,068	$2,396,879,611

(a) Includes undistributed net investment income of:	$29,639,929	$39,707,509

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price,

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note 1.B).

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2010:

Tax-Managed International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$21,121,655	$1,010,307,712		$—	$1,031,429,367
Consumer Discretionary	—	709,351,954		—	709,351,954
Consumer Staples	—	604,726,760		—	604,726,760
Industrials	10,698,795	562,688,954		—	573,387,749
Materials	65,286,510	466,250,991		—	531,537,501
Energy	103,194,942	345,095,996		—	448,290,938
Health Care	85,374,399	213,805,499		—	299,179,898
Information Technology	—	240,590,734		—	240,590,734
Telecommunication Services	—	210,832,917		—	210,832,917
Utilities	—	111,128,337		—	111,128,337
Short-Term Investments	—	21,630,000		—	21,630,000

Total Investments in Securities	285,676,301	4,496,409,854	+	—	4,782,086,155
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	107,068,081		—	107,068,081
Liabilities
Futures Contracts	(271,040)	—		—	(271,040	)#
Forward Currency Exchange Contracts	—	(67,818,493)		—	(67,818,493)

Total	$285,405,261	$4,535,659,442		$—	$4,821,064,703

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Financials	$6,979,549	$431,935,038	$—	$438,914,587
Consumer Discretionary	—	307,761,799	—	307,761,799
Consumer Staples	—	253,088,342	—	253,088,342
Industrials	4,710,847	241,048,195	—	245,759,042
Materials	23,130,260	200,417,010	—	223,547,270
Energy	40,896,460	156,142,347	—	197,038,807
Health Care	36,409,879	98,562,014	—	134,971,893
Information Technology	—	97,630,840	—	97,630,840
Telecommunication Services	—	90,655,619	—	90,655,619
Utilities	—	46,960,548	—	46,960,548
Short-Term Investments	—	30,454,000	—	30,454,000

Total Investments in Securities	112,126,995	1,954,655,752+	—	2,066,782,747
Other Financial Instruments*:
Assets
Futures Contracts	121,964	—	—	121,964	#
Forward Currency Exchange Contracts	—	26,035,412	—	26,035,412
Liabilities
Forward Currency Exchange Contracts	—	(19,698,469)	—	(19,698,469)

Total	$112,248,959	$1,960,992,695	$—	$2,073,241,654

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

During the years ended September 30, 2010 and September 30, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $395,945 and $1,270, respectively, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $17,946 and International Portfolio, $25,782 for year ended September 30, 2010.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllilanceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$228,225	$1,131,199
International	200,761	1,271,213

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2010, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
Tax-Managed International	$348	$2,680	$102	$1,563
International	665	180	985	4,454

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2010 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$7,700,375	$	– 0	–	$	– 0	–
International	3,406,690		– 0	–		– 0	–

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2009 through September 30, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$4,110,444,437	$	– 0	–	$4,426,042,326	$	– 0	–
International	1,794,983,468		– 0	–	2,063,644,847		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Tax-Managed International	$4,548,168,847	$542,539,305	$(308,621,997)	$233,917,308
International	1,998,708,125	247,854,926	(179,780,394)	68,074,532

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. Each Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended September 30, 2010, the Portfolios entered into futures contracts to increase exposure to underlying asset classes.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2010, the Tax-Managed International Portfolio entered into foreign-currency exchange contracts for hedging purposes. Both Portfolios also entered into foreign-currency exchange contracts to increase exposure to underlying asset classes.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Certain Portfolios may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2010, the Portfolios had no transactions in written options.

At September 30, 2010, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$107,068,081	Unrealized depreciation of forward currency exchange contracts	$67,818,493

Equity contracts			Margin owed to broker on futures contracts	271,040	*

Total		$107,068,081		$68,089,533

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$65,870,133	$4,662,193
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,833,358	(669,104)

Total		$67,703,491	$3,993,089

For the year ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,648,168,687 and average monthly original value of futures contracts was $21,707,600.

International Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$26,035,412		Unrealized depreciation of forward currency exchange contracts	$19,698,469

Equity contracts	Margin due from broker on futures contracts	121,964	*

Total		$26,157,376			$19,698,469

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$41,589,117	$ (3,935,083)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures transaction	761,162	(34,493)

Total		$42,350,279	$ (3,969,576)

For the year ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,153,760,833 and average monthly original value of futures contracts was $10,703,629.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Tax-Managed International
Distributions paid from:
Ordinary income	$97,127,671	$163,159,616

Total distributions paid	$97,127,671	$163,159,616

International
Distributions paid from:
Ordinary income	$44,379,989	$78,128,726

Total distributions paid	$44,379,989	$78,128,726

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$82,795,544	$(2,086,637,819)	$235,320,519	$(1,768,521,756)
International	33,349,987	(1,089,002,755)	68,939,722	(986,713,046)

(a)

On September 30, 2010, Tax-Managed International had a net capital loss carryforward of $2,086,398,136, of which $371,606,126 expires in the year 2017 and $1,714,792,010 expires in the year 2018. The International Portfolio had a net capital loss carryforward of $1,064,600,588 of which $153,736,112 expires in the year 2017 and $910,864,476 expires in the year 2018. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2010, the International Portfolio deferred to October 1, 2010 post-October capital losses of $24,402,167.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the mark to market of forward foreign currency contracts and passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk – Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

In foreign markets, there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Derivatives Risk – The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk – In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the years ended September 30, 2010 and September 30, 2009, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

Tax-Managed International Class Shares
Shares sold	48,526,828	120,401,912	$713,599,508	$1,419,398,879

Shares issued to shareholders on reinvestment of dividends and distributions	697,848	1,702,231	10,516,127	19,575,658

Shares redeemed	(79,048,522)	(137,898,817)	(1,145,727,264)	(1,640,551,888)

Net decrease	(29,823,846)	(15,794,674)	(421,611,629)	(201,577,351)

Beginning of period	348,833,048	364,627,722	6,919,040,621	7,120,617,972

End of period	319,009,202	348,833,048	$6,497,428,992	$6,919,040,621

Class A Shares
Shares sold	18,745	107,982	$268,879	$1,236,344

Shares issued to shareholders on reinvestment of dividends and distributions	1,951	17,667	29,214	201,578

Shares converted from Class B	64	379	922	4,357

Shares redeemed	(58,582)	(422,866)	(841,626)	(4,809,839)

Net decrease	(37,822)	(296,838)	(542,611)	(3,367,560)

Beginning of period	258,994	555,832	8,844,930	12,212,490

End of period	221,172	258,994	$8,302,319	$8,844,930

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares		Amount
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

Class B Shares
Shares sold	16	8,905	$236	$104,588

Shares issued to shareholders on reinvestment of dividends and distributions	132	425	1,961	4,836

Shares converted to Class A	(64)	(383)	(922)	(4,357)

Shares redeemed	(9,489)	(7,828)	(125,632)	(89,342)

Net increase (decrease)	(9,405)	1,119	(124,357)	15,725

Beginning of period	24,844	23,725	607,543	591,818

End of period	15,439	24,844	$483,186	$607,543

Class C Shares
Shares sold	11,454	26,602	$168,398	$310,932

Shares issued to shareholders on reinvestment of dividends and distributions	637	2,474	9,470	28,102

Shares redeemed	(10,354)	(74,918)	(149,009)	(881,685)

Net increase (decrease)	1,737	(45,842)	28,859	(542,651)

Beginning of period	117,187	163,029	3,760,272	4,302,923

End of period	118,924	117,187	$3,789,131	$3,760,272

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

For the year ended September 30, 2009, the Tax-Managed International Portfolio received $1,597,844 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	International Portfolio
	Shares		Amount
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

International Class Shares
Shares sold	20,972,377	54,387,298	$305,778,982	$647,222,578

Shares issued to shareholders on reinvestment of dividends	471,834	1,291,096	7,039,767	14,912,176

Shares redeemed	(41,589,889)	(66,889,181)	(598,013,652)	(779,394,610)

Net decrease	(20,145,678)	(11,210,787)	(285,194,903)	(117,259,856)

Beginning of period	157,671,155	168,881,942	3,315,871,730	3,433,131,586

End of period	137,525,477	157,671,155	$3,030,676,827	$3,315,871,730

Class A Shares
Shares sold	131,026	553,190	$1,906,393	$6,492,843

Shares issued to shareholders on reinvestment of dividends	12,618	53,986	187,625	621,380

Shares converted from Class B	8,082	12,181	118,075	142,852

Shares redeemed	(722,312)	(1,270,325)	(10,160,335)	(14,856,486)

Net decrease	(570,586)	(650,968)	(7,948,242)	(7,599,411)

Beginning of period	1,334,988	1,985,956	37,248,103	44,847,514

End of period	764,402	1,334,988	$29,299,861	$37,248,103

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

Class B Shares
Shares sold	11,494	18,355	$163,006	$222,557

Shares issued to shareholders on reinvestment of dividends	854	2,908	12,641	33,359

Shares converted to Class A	(8,153)	(12,290)	(118,075)	(142,852)

Shares redeemed	(32,635)	(44,069)	(465,490)	(532,668)

Net decrease	(28,440)	(35,096)	(407,918)	(419,604)

Beginning of period	134,508	169,604	3,461,854	3,881,458

End of period	106,068	134,508	$3,053,936	$3,461,854

Class C Shares
Shares sold	52,561	165,187	$776,889	$1,956,518

Shares issued to shareholders on reinvestment of dividends	4,515	16,320	66,919	187,352

Shares redeemed	(209,157)	(465,574)	(3,006,898)	(5,493,929)

Net decrease	(152,081)	(284,067)	(2,163,090)	(3,350,059)

Beginning of period	708,077	992,144	20,588,823	23,938,882

End of period	555,996	708,077	$18,425,733	$20,588,823

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.97	$ 16.37	$ 29.45	$ 27.03	$ 24.61

Income from investment operations:
Investment income, net(a)	.12	.17	.42	(b)	.47	(b)	.40	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	(1.14)	(10.10)	5.55	3.76
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Total from investment operations	.22	(.97)	(9.68)	6.02	4.16

Less: Dividends and Distributions
Dividends from taxable net investment income	(.17)	(.43)	(.40)	(.43)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(.17)	(.43)	(3.40)	(3.60)	(1.74)

Net asset value, end of period	$ 15.02	$ 14.97	$ 16.37	$ 29.45	$ 27.03

Total Return(d)	1.47%	(5.15)%	(36.89)%	24.11%	17.97%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,321	$3,876	$9,101	$7,325	$3,341
Average net assets (000 omitted)	$3,530	$4,871	$6,673	$4,865	$3,647
Ratio to average net assets of:
Expenses, net of waiver/reimbursements	1.78	%(e)	1.70%	1.38%	1.28%	1.36	%(e)
Expenses, before waivers/ reimbursements	1.78	%(e)	1.70%	1.43%	1.44%	1.66	%(e)
Net investment income	.85	%(e)	1.37%	1.90	%(b)	1.69	%(b)	1.52	%(b)(e)
Portfolio turnover rate	85%	84%	70%	52%	67%

See footnote summary on page 64.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.81	$ 16.03	$ 28.92	$ 26.73	$ 24.39

Income from investment operations:
Investment income, net(a)	.02	.07	.29	(b)	.23	(b)	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(1.09)	(9.95)	5.51	3.69
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Total from investment operations	.10	(1.02)	(9.66)	5.74	3.94

Less: Dividends and Distributions
Dividends from taxable net investment income	(.09)	(.20)	(.23)	(.38)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(.09)	(.20)	(3.23)	(3.55)	(1.60)

Net asset value, end of period	$ 14.82	$ 14.81	$ 16.03	$ 28.92	$ 26.73

Total Return(d)	.67%	(5.96)%	(37.34)%	23.23%	17.14%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$229	$368	$380	$647	$573
Average net assets (000 omitted)	$326	$302	$587	$613	$372
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.52	%(e)	2.53%	2.03%	2.00%	2.07	%(e)
Expenses, before waivers/reimbursements	2.52	%(e)	2.53%	2.09%	2.16%	2.37	%(e)
Net investment income	.16	%(e)	.61%	1.27	%(b)	.84	%(b)	.95	%(b)(e)
Portfolio turnover rate	85%	84%	70%	52%	67%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.82	$ 16.02	$ 28.90	$ 26.71	$ 24.37

Income from investment operations
Investment income, net(a)	.03	.07	.30	(b)	.26	(b)	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(1.07)	(9.95)	5.48	3.74
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Total from investment operations	.10	(1.00)	(9.65)	5.74	3.94

Less: Dividends and Distributions
Dividends from taxable net investment income	(.09)	(.20)	(.23)	(.38)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)

Total dividends and distributions	(.09)	(.20)	(3.23)	(3.55)	(1.60)

Net asset value, end of period	$ 14.83	$ 14.82	$ 16.02	$ 28.90	$ 26.71

Total Return(d)	.67%	(5.84)%	(37.33)%	23.24%	17.16%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,764	$1,736	$2,612	$4,773	$2,480
Average net assets (000 omitted)	$1,711	$1,631	$4,080	$3,687	$1,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.49	%(e)	2.46%	2.03%	1.99%	2.07	%(e)
Expenses, before waivers/reimbursements	2.49	%(e)	2.46%	2.09%	2.15%	2.37	%(e)
Net investment income	.19	%(e)	.61%	1.31	%(b)	.95	%(b)	.82	%(b)(e)
Portfolio turnover rate	85%	84%	70%	52%	67%
See footnote summary on page 64.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.89	$ 16.37	$ 29.17	$ 26.99	$ 23.18

Income from investment operations:
Investment income, net(a)	.16	.19	.46	.40	.30	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	(1.28)	(9.85)	5.60	3.80
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	0.31	(1.09)	(9.39)	6.00	4.10

Less: Dividends and Distributions
Dividends from taxable net investment income	(.21)	(.39)	(.37)	(.47)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–

Total dividends and distributions	(.21)	(.39)	(3.41)	(3.82)	(.29)

Net asset value, end of period	$ 14.99	$ 14.89	$ 16.37	$ 29.17	$ 26.99

Total Return(d)	2.10%	(5.94)%	(36.24)%	24.25%	17.89%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$11,455	$19,875	$32,517	$49,745	$34,589
Average net assets (000 omitted)	$15,764	$20,274	$44,005	$40,926	$30,416
Ratio to average net assets of:
Expenses	1.53	%(e)	1.60%	1.42%	1.42%	1.53	%(e)
Net investment income	1.13	%(e)	1.61%	2.00%	1.47%	1.18	%(b)(e)
Portfolio turnover rate	84%	91%	53%	59%	73%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.74	$ 16.12	$ 28.77	$ 26.74	$ 22.94

Income from investment operations:
Investment income, net(a)	.05	.10	.26	.21	.16	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(1.25)	(9.67)	5.52	3.75
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.19	(1.15)	(9.41)	5.73	3.91

Less: Dividends and Distributions
Dividends from taxable net investment income	(.11)	(.23)	(.20)	(.35)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–

Total dividends and distributions	(.11)	(.23)	(3.24)	(3.70)	(.11)

Net asset value, end of period	$ 14.82	$ 14.74	$ 16.12	$ 28.77	$ 26.74

Total Return(d)	1.28%	(6.72)%	(36.65)%	23.32%	17.11%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,572	$1,982	$2,733	$5,831	$4,662
Average net assets (000 omitted)	$1,722	$1,820	$4,667	$5,562	$3,686
Ratio to average net assets of:
Expenses	2.30	%(e)	2.37%	2.11%	2.12%	2.24	%(e)
Net investment income	.34	%(e)	.84%	1.12%	.76%	.62	%(b)(e)
Portfolio turnover rate	84%	91%	53%	59%	73%

See footnote summary on page 64.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.76	$ 16.13	$ 28.79	$ 26.75	$ 22.95

Income from investment operations
Investment income, net(a)	.06	.11	.28	.24	.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(1.25)	(9.70)	5.50	3.77
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total from investment operations	.19	(1.14)	(9.42)	5.74	3.91

Less: Dividends and Distributions
Dividends from taxable net investment income	(.11)	(.23)	(.20)	(.35)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–

Total dividends and distributions	(.11)	(.23)	(3.24)	(3.70)	(.11)

Net asset value, end of period	$ 14.84	$ 14.76	$ 16.13	$ 28.79	$ 26.75

Total Return(d)	1.28%	(6.65)%	(36.66)%	23.35%	17.10%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8,254	$10,451	$16,000	$29,367	$15,985
Average net assets (000 omitted)	$9,147	$10,192	$25,112	$22,751	$12,210
Ratio to average net assets of:
Expenses	2.24	%(e)	2.32%	2.12%	2.12%	2.24	%(e)
Net investment income	.39	%(e)	.89%	1.19%	.90%	.58	%(b)(e)
Portfolio turnover rate	84%	91%	53%	59%	73%

See footnote summary on page 64.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Transfer Agent.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the International Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2010. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
Tax-Managed International	$132,734,021
International	58,805,146

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2010, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
Tax-Managed International	$12,441,924	$145,397,790
International	5,580,649	50,451,216

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2005. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 70 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 65 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 57 (1994)	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # 61 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America and Committee for Economic Development

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Rosalie J. Wolf, # + 69 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Nominating, Governance and Compensation Committee.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 56	President	See biography above.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.                      2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 11.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio[5]	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)	09/30/09 Net Assets ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

5

As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.76 2.50 2.47	% % % %

International Portfolio	Private Client Class A Class B Class C	1.17 1.55 2.33 2.27	% % % %

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.96 1.71 1.67	% % % %

Intermediate Duration Portfolio	Private Client	0.56%

6	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10
Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.87 1.60 1.58	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.54 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.59 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 2.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of

9	Group peers selected by Lipper from the 2010 Lipper 15(c) Report. See pages xx-xx for additional information regarding Lipper.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

	Client #2	0.600% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.450% on the next $500 million 0.40% on the balance	0.557

13	The ITM fund is privately placed or institutional.
14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)		Portfolio Advisory Fee (%)
International Portfolio (continued)	Client #3	0.60% of average daily net assets	0.600

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

	Client #6	0.50% of average daily net assets	0.500

	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/– Performance Fee	0.199	[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750		1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

15	Excludes the performance based fee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Portfolio (continued)	Client #16	0.475% of average daily net assets	0.475

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

16	It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

Portfolio	Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

22	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

23	The expense ratios are for the most recently completed fiscal year Private Client Class.

24	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/10 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

Portfolio	Amount Received
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27	The Deli study was originally published in 2002 based on 1997 data.

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	5.18	7.75	6.65	10/12	187/283
3 year	-18.03	-13.60	-12.91	11/12	217/219
5 year	-2.05	0.71	1.63	10/10	177/177
10 year	1.52	0.29	0.46	3/8	30/98

International Portfolio
1 year	4.83	7.86	6.65	7/8	215/283
3 year	-17.81	-14.15	-12.91	7/8	215/219
5 year	-1.84	0.65	1.63	6/7	173/177
10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio
1 year	23.95	24.24	23.84	10/15	142/291
3 year	-4.63	-4.60	-2.70	8/14	121/183
5 year	11.23	12.72	12.59	13/14	103/132
10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio
1 year	6.58	7.70	7.14	16/19	115/176
3 year	2.89	5.19	4.95	18/19	131/158
5 year	3.40	4.85	4.74	17/18	107/125
10 year	4.21	4.89	4.84	14/15	65/78

28	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

29	The Portfolios’ PGs/Pus may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	15.95	15.05	13.49	7/15	123/419
3 year	8.03	7.13	7.76	5/15	151/344
5 year	6.18	5.73	5.96	4/13	106/278
10 year	6.57	6.92	6.82	8/10	115/174

Short Duration California Municipal Portfolio
1 year	3.24	6.13	4.86	6/7	13/14
3 year	3.98	4.88	4.01	6/7	8/13
5 year	3.58	4.10	4.13	5/6	7/8
10 year	3.46	4.56	4.56	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	3.23	4.29	4.14	11/15	36/56
3 year	3.94	4.12	3.99	11/14	27/46
5 year	3.62	3.75	3.71	10/14	26/43
10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio
1 year	2.86	4.38	6.00	4/4	6/6
3 year	3.82	4.78	5.04	4/4	6/6
5 year	3.52	3.63	4.19	3/3	5/5
10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio
1 year	8.74	9.33	9.03	3/4	15/25
3 year	5.64	5.33	5.30	2/4	7/23
5 year	4.43	4.32	4.39	2/4	4/23
10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio
1 year	7.30	9.01	8.80	10/11	84/99
3 year	5.82	5.75	5.82	3/11	43/87
5 year	4.49	4.50	4.61	7/11	52/74
10 year	5.06	5.39	5.44	9/9	46/50

New York Municipal Portfolio
1 year	7.53	8.00	7.73	3/4	13/19
3 year	5.82	5.87	5.90	4/4	13/17
5 year	4.52	4.51	4.53	2/4	10/17
10 year	5.06	5.29	5.43	2/2	11/12

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

31	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

AllianceBernstein Family of Funds

NOTES

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0910

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 23, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2010.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or if unrated, determined by AllianceBernstein L.P., the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 4 shows the performance of the Portfolio compared to its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index, for the six- and 12-month periods ended September 30, 2010.

The Portfolio outperformed its benchmark for both the six- and 12-month periods ended September 30, 2010, driven primarily by exposure to nongovernment sectors. Allocations within the Portfolio to asset backed securities (ABS), commercial mortgage-backed securities (CMBS), investment-grade corporates as well as agency and non-agency mortgage securities all contributed positively for the 12-month period. For the six-month period, all spread sectors again contributed positively with the exception of investment-grade corporates. Heightened investor risk aversion in the second quarter dampened corporate returns early in the six-month period, offsetting positive

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

returns in the third quarter. Yield curve positioning in the Portfolio’s government allocation was the only detractor for both the six- and 12-month periods ended September 30, 2010. The portfolio’s US Treasury future positions had no material impact on performance for either period.

Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy, however, rose in the second quarter, dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

Most major fixed-income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS securities, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the 12-month period under review, CMBS returned 23.23%, followed by investment-grade corporates at 12.27%. Both sectors saw significant spread compression. Asset-backed securities led by the home equity sector returned 8.88%. The agency mortgage-backed sector followed, returning 5.71% for the 12-month period. Treasury securities returned 7.32% as yields significantly declined across the maturity spectrum.

With government bond yields still very low by historical standards, the Portfolio continued to hold allocations to investment-grade corporate bonds, ABS and CMBS. From a fundamental perspective the investment team continues to see a positive outlook for corporates and consequently still sees credit as offering good value. Earnings continued to be strong with revenue above expectations. While the investment team remains confident that the global economic recovery, powered by strong growth in emerging market economies, will remain on track, a host of uncertainties are likely to keep financial-market volatility high.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Merrill Lynch (ML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Merrill Lynch® 1-3 Year US Treasury Index represents the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of 1-3 years.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	1.88%	3.95%

Class B*	1.50%	3.27%

Class C	1.52%	3.31%

Merrill Lynch 1-3 Year Treasury Index	1.78%	2.53%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/21/03* TO 9/30/10

*Since inception of the Portfolio’s Class A shares on 5/21/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 5/21/03* to 9/30/10) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			0.45%
1 Year	3.95%	-0.49%
5 Years	2.51%	1.63%
Since Inception*	2.01%	1.42%

Class B Shares			-0.26%
1 Year	3.27%	0.27%
5 Years	1.80%	1.80%
Since Inception*(a)	1.42%	1.42%

Class C Shares			-0.23%
1 Year	3.31%	2.31%
5 Years	1.82%	1.82%
Since Inception*	1.31%	1.31%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
			SEC Returns

Class A Shares
1 Year			-0.49%
5 Years			1.63%
Since Inception*			1.42%

Class B Shares
1 Year			0.27%
5 Years			1.80%
Since Inception*(a)			1.42%

Class C Shares
1 Year			2.31%
5 Years			1.82%
Since Inception*			1.31%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.72% and 0.70% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,018.76	$4.61
Hypothetical (5% return before expenses)	$1,000	$1,020.51	$4.61
Class B
Actual	$1,000	$1,014.97	$8.39
Hypothetical (5% return before expenses)	$1,000	$1,016.75	$8.39
Class C
Actual	$1,000	$1,015.16	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.19
*	Expenses are equal to the classes’ annualized expense ratios of 0.91%, 1.66% and 1.62%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $633.4

*	All data are as of September 30, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes. See “Portfolio of Investments” section of the report for additional details.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 54.3%
United States – 54.3%
U.S. Treasury Notes 0.75%, 11/30/11-5/31/12	$62,087	$62,420,163
1.125%, 12/15/11	1,140	1,150,999
1.375%, 11/15/12	121,552	123,897,589
1.75%, 11/15/11-1/31/14	133,530	136,255,573
2.50%, 4/30/15	14,700	15,584,293
2.625%, 7/31/14	1,555	1,655,346
3.75%, 11/15/18	2,920	3,262,524

Total Governments – Treasuries (cost $340,200,222)		344,226,487

MORTGAGE PASS-THRU’S – 11.9%
Agency Fixed Rate 30-Year – 7.5%
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	16,201	17,742,805
Series 2008 6.00%, 5/01/38	14,738	15,857,903
6.50%, 12/01/28-7/01/35	6,866	7,591,251
Government National Mortgage Association Series 2002 7.50%, 3/15/32	286	338,664
Series 2008 6.50%, 9/15/38	5,349	5,888,503

		47,419,126

Agency ARMs – 4.2%
Federal Home Loan Mortgage Corp. Series 2005 2.802%, 5/01/35(a)	1,595	1,680,869
Series 2007 5.882%, 11/01/36(b)	1,538	1,623,094
6.072%, 1/01/37(b)	1,169	1,235,652
Federal National Mortgage Association Series 2003 4.772%, 12/01/33(a)	389	407,773
Series 2005 2.57%, 2/01/35(b)	2,471	2,592,426
3.20%, 10/01/35(a)	2,790	2,942,284
5.338%, 1/01/36(a)	1,786	1,880,398
Series 2006 2.812%, 1/01/36(a)	4,016	4,202,052
5.506%, 5/01/36(b)	2,569	2,702,316
5.665%, 7/01/36(a)	1,906	2,013,048
Series 2007 2.998%, 11/01/35(b)	2,116	2,233,570
5.431%, 2/01/37(b)	1,765	1,868,798

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2009 3.994%, 7/01/38(a)	$1,170	$1,220,850

		26,603,130

Agency Fixed Rate 15-Year – 0.2%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	101	109,030
Series 2001 6.00%, 11/01/16-12/01/16	640	693,029
Series 2002 6.00%, 2/01/17	429	464,436
8.00%, 8/01/16	237	252,959

		1,519,454

Total Mortgage Pass-Thru’s (cost $73,278,127)		75,541,710

CORPORATES - INVESTMENT GRADES* – 11.4%
Industrial – 9.0%
Capital Goods – 0.9%
General Dynamics Corp. 1.80%, 7/15/11	2,592	2,622,318
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,472,869
Raytheon Co. 5.50%, 11/15/12	1,452	1,597,331

		5,692,518

Communications - Telecommunications – 0.8%
AT&T, Inc. 4.95%, 1/15/13	1,346	1,462,615
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	2,400	2,666,299
Verizon Global Funding Corp. 7.375%, 9/01/12	999	1,119,627

		5,248,541

Consumer Cyclical - Automotive – 0.7%
American Honda Finance Corp. 2.375%, 3/18/13(c)	2,859	2,922,490
Toyota Motor Credit Corp. 1.375%, 8/12/13	1,520	1,531,818

		4,454,308

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13	1,750	1,939,289

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	1,717	1,857,875

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.5%
Costco Wholesale Corp. 5.30%, 3/15/12	$1,275	$1,360,127
Wal-Mart Stores, Inc. 4.55%, 5/01/13	1,700	1,860,281

		3,220,408

Consumer Non-Cyclical – 2.8%
Abbott Laboratories 5.15%, 11/30/12	1,265	1,384,097
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,180,160
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,691,254
Baxter International, Inc. 1.80%, 3/15/13	940	959,630
Bottling Group LLC 5.00%, 11/15/13	1,693	1,894,895
Campbell Soup Co. 6.75%, 2/15/11	1,680	1,720,590
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	1,310	1,440,831
Merck & Co., Inc. 5.30%, 12/01/13	1,310	1,475,893
PepsiCo, Inc. 4.65%, 2/15/13	1,305	1,422,249
Pfizer, Inc. 4.45%, 3/15/12	2,850	3,000,004
Procter & Gamble Co. (The) 1.375%, 8/01/12	1,500	1,520,282

		17,689,885

Energy – 0.9%
Apache Corp. 5.25%, 4/15/13	1,400	1,526,129
Chevron Corp. 3.95%, 3/03/14	1,770	1,935,507
ConocoPhillips 4.75%, 2/01/14	1,755	1,955,095

		5,416,731

Technology – 1.6%
Cisco Systems, Inc. 5.25%, 2/22/11	920	936,790
Dell, Inc. 3.375%, 6/15/12	990	1,030,775
Hewlett-Packard Co. 2.95%, 8/15/12	645	672,487
International Business Machines Corp. 2.10%, 5/06/13	2,816	2,905,723

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Microsoft Corp. 0.875%, 9/27/13	$1,570	$1,572,184
2.95%, 6/01/14	1,405	1,489,629
Oracle Corp. 4.95%, 4/15/13	1,338	1,473,873

		10,081,461

Transportation - Services – 0.2%
United Parcel Service, Inc. 3.875%, 4/01/14	1,425	1,555,803

		57,156,819

Financial Institutions – 2.2%
Banking – 1.0%
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14	860	944,254
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,244,146
State Street Corp. 4.30%, 5/30/14	1,415	1,555,641
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,672,078

		6,416,119

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13	3,276	3,285,854

Insurance – 0.6%
Metropolitan Life Global Funding I 2.875%, 9/17/12(c)	3,500	3,609,620

Other Finance – 0.1%
ORIX Corp. 5.48%, 11/22/11	920	956,918

		14,268,511

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14	947	1,025,942

Total Corporates – Investment Grades (cost $69,973,813)		72,451,272

ASSET-BACKED SECURITIES – 8.8%
Autos - Fixed Rate – 4.3%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)	3,755	3,931,498
Series 2009-3A, Class A4 2.67%, 12/15/16(c)	5,680	5,918,504

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	$2,917	$2,969,354
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	3,425	3,584,005
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	1,550	1,572,306
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,490	2,510,832
Series 2009-B, Class A4 2.65%, 1/15/15	4,755	4,853,875
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14	1,843	1,846,954

		27,187,328

Credit Cards - Floating Rate – 2.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.277%, 3/15/13(b)	2,405	2,404,299
Series 2009-A2, Class A2 1.807%, 4/15/14(b)	6,000	6,125,306
Discover Card Master Trust Series 2009-A1, Class A1 1.557%, 12/15/14(b)	1,675	1,701,634
Series 2009-A2, Class A 1.557%, 2/17/15(b)	635	645,725
Series 2010-A1, Class A1 0.907%, 9/15/15(b)	3,271	3,289,077
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.317%, 6/15/15(b)	1,380	1,371,692

		15,537,733

Autos - Floating Rate – 1.0%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.327%, 4/20/13(b)	3,000	2,997,869
Wheels SPV LLC Series 2009-1, Class A 1.807%, 3/15/18(b)(c)	3,322	3,340,006

		6,337,875

Home Equity Loans - Fixed Rate – 0.6%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,193	1,095,127
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	796	682,938

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	$933	$737,307
Series 2005-CB4, Class AF2 4.751%, 8/25/35	586	583,723
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	78	77,661
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,036	140,398
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)	13	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(f)	3,030	477,271

		3,794,425

Other ABS - Fixed Rate – 0.3%
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	1,604	1,623,058

Home Equity Loans - Floating Rate – 0.2%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.156%, 5/25/37(b)(g)	420	5,661
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.537%, 1/20/36(b)	599	477,751
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.456%, 6/25/37(b)(c)	1,128	461,446
Lehman XS Trust Series 2005-5N, Class M2 0.906%, 11/25/35(b)(g)	120	77
Novastar Home Equity Loan Series 2007-2, Class M1 0.556%, 9/25/37(b)(g)	1,650	46,845
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	213	210,190

		1,201,970

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47(b)(e)	635	3,175

Total Asset-Backed Securities (cost $59,884,158)		55,685,564

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOs – 3.5%
Agency Floating Rate – 2.6%
Freddie Mac Reference REMIC Series R008, Class FK 0.657%, 7/15/23(b)	$375	$370,791
Freddie Mac REMICs
Series 2976, Class DF 0.557%, 10/15/34(b)	9,249	9,236,396
Series 3001, Class HN 0.557%, 5/15/35(b)	7,264	7,251,469

		16,858,656

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.236%, 11/25/46(b)	885	395,312
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.576%, 10/25/28(b)	1,143	1,077,384
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.82%, 2/25/42(b)(c)	1,242	1,201,629
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.486%, 5/25/35(b)	104	83,658
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.31%, 5/25/46(b)	565	316,581

		3,074,564

Agency Fixed Rate – 0.2%
Fannie Mae REMICs
Series 2005-86, Class WH 5.00%, 11/25/25	130	129,520
Series 2006-50, Class PA 5.00%, 4/25/27	681	687,670
Government National Mortgage Association Series 2006-51, Class IO 0.89%, 8/16/46(f)	10,467	399,621

		1,216,811

Non-Agency Fixed Rate – 0.2%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	169,422
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	573	559,685
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(f)	2,722	395,312

		1,124,419

Total CMOs (cost $24,860,851)		22,274,450

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGENCIES – 3.2%
Agency Debentures – 3.2%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	$3,492	$3,578,036
Citibank NA – FDIC Insured 1.875%, 5/07/12	8,999	9,186,746
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12	3,975	4,155,799
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	3,068	3,160,080

Total Agencies (cost $19,511,667)		20,080,661

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.3%
Non-Agency Fixed Rate CMBS – 1.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	3,000	3,063,649
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	4	4,389
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	528	539,118
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)	4,333	4,390,593

		7,997,749

Non-Agency Floating Rate CMBS – 1.0%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.557%, 6/15/22(b)(c)	1,360	1,139,279
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.727%, 10/15/21(b)(c)	2,000	1,777,207
Series 2007-TFLA, Class A2 0.377%, 2/15/22(b)(c)	3,000	2,458,799
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.657%, 9/15/21(b)(c)	1,300	510,221
Series 2007-WHL8, Class E 0.657%, 6/15/20(b)(c)	1,000	504,226

		6,389,732

Total Commercial Mortgage-Backed Securities (cost $16,539,111)		14,387,481

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Certificates of Deposit – 1.0%
Royal Bank of Canada NY (cost $5,814,381)	$5,817	$5,992,435

Total Investments – 96.4% (cost $610,062,330)		610,640,060
Other assets less liabilities – 3.6%		22,786,441

Net Assets – 100.0%		$633,426,501

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	487	December 2010	$106,717,578	$106,888,891	$171,313
U.S. T-Note 5 Yr Futures	28	December 2010	3,363,117	3,384,281	21,164

Sold Contracts
U.S. T-Note 10 Yr Futures	45	December 2010	5,616,831	5,672,109	(55,278)

					$137,199

(a)	Variable rate coupon, rate shown as of September 30, 2010.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $33,325,952 or 5.3% of net assets.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.356%, 2/25/47	5/25/07	620,644	3,175	0.00%

(f)	IO – Interest Only

(g)	Illiquid security.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2010, the fund’s total exposure to subprime investments was 1.31% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

*	The determination of investment grade is unaudited.

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

Assets
Investments in securities at value	$610,640,060
Cash in bank	13,246,924 (a)
Receivables:
Interest	3,024,491
Investment securities sold	7,122,930
Capital shares sold	606,767
Margin due from broker on futures contracts	36,672

Total assets	634,677,844

Liabilities
Payables:
Dividends to shareholders	214,955
Capital shares redeemed	604,249
Management fee	230,537
Distribution fee	43,932
Shareholder servicing fee	43,096
Transfer Agent fee	19,043
Accrued expenses	95,531

Total liabilities	1,251,343

Net Assets	$633,426,501

Cost of investments	$610,062,330

Net Assets Consist of:
Capital stock, at par	$53,136
Additional paid-in capital	658,800,720
Distributions in excess of net investment income	(85,678)
Accumulated net realized loss on investment transactions	(26,056,606)
Net unrealized appreciation of investments and futures transactions	714,929

$633,426,501

(a)	An amount of $288,196 has been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2010.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$534,551,109
Shares of capital stock outstanding	44,842,332

Net asset value and offering price per share	$11.92

Class A Shares
Net Assets	$65,232,513
Shares of capital stock outstanding	5,470,441
Net asset value and redemption price per share	$11.92
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.45

Class B Shares
Net Assets	$6,537,748
Shares of capital stock outstanding	548,462

Net asset value and offering price per share	$11.92

Class C Shares
Net Assets	$27,105,131
Shares of capital stock outstanding	2,274,531

Net asset value and offering price per share	$11.92

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

September 30, 2010

Investment Income
Income:
Interest	$13,242,488

Total income		$13,242,488

Expenses:
Management fee (see Note 2A)	2,588,776
Shareholder servicing fee (see Note 2B)	481,956
Custodian fee	135,706
Transfer Agent fee—Non-Retail Class	22,918
Transfer Agent fee—Class A	60,142
Transfer Agent fee—Class B	10,942
Transfer Agent fee—Class C	29,729
Distribution fees—Class A	178,889
Distribution fees—Class B	73,812
Distribution fees—Class C	263,168
Registration fees	103,606
Printing fees	45,111
Auditing and tax fees	19,985
Directors’ fees and expenses	17,047
Legal fees	14,456
Miscellaneous	34,638

Total expenses	4,080,881

Net investment income		9,161,607

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(880,467)
Futures transactions		(1,068,528)

Net realized loss on investment transactions		(1,948,995)

Net change in unrealized appreciation/ depreciation of:
Investments		15,295,230
Futures transactions		1,119,662

Net change in unrealized appreciation/ depreciation of investments and futures		16,414,892

Net realized and unrealized gain on investment transactions		14,465,897

Net Increase in Net Assets Resulting from Operations		$23,627,504

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,161,607	$13,223,134
Net realized loss on investment transactions	(1,948,995)	(1,057,825)
Net change in unrealized appreciation/ (depreciation) of investments	16,414,892	10,016,348

Net increase in net assets resulting from operations	23,627,504	22,181,657
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(9,102,416)	(11,785,183)
Class A	(929,771)	(1,269,069)
Class B	(65,264)	(226,656)
Class C	(226,965)	(536,346)

Total dividends to shareholders:	(10,324,416)	(13,817,254)

Capital-share transactions:
Net proceeds from sales of shares	411,940,624	348,146,399
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	4,654,212	6,374,657

Total proceeds from shares sold	416,594,836	354,521,056
Cost of shares redeemed	(308,357,488)	(278,834,335)

Net increase in net assets from capital-share transactions	108,237,348	75,686,721

Net increase in net assets	121,540,436	84,051,124
Net Assets:
Beginning of period	511,886,065	427,834,941

End of period(a)	$633,426,501	$511,886,065

(a) Includes distributions in excess of net investment income of:	$(85,678)	$(221,696)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$344,226,487	$—	$344,226,487
Mortgage Pass-Thru’s	—	75,541,710	—	75,541,710
Corporates – Investment Grades	—	72,451,272	—	72,451,272
Asset-Backed Securities	—	49,062,936	6,622,628	55,685,564
CMOs	—	18,075,467	4,198,983	22,274,450
Agencies	—	20,080,661	—	20,080,661
Commercial Mortgage-Backed Securities	—	7,997,749	6,389,732	14,387,481
Short-Term Investments	—	5,992,435	—	5,992,435

Total Investments in Securities	—	593,428,717	17,211,343	610,640,060
Other Financial Instruments*:
Assets
Futures Contracts	192,477	—	—	192,477	#
Liabilities
Futures Contracts	(55,278)	—	—	(55,278	)#

Total	$137,199	$593,428,717	$17,211,343	$610,777,259

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the period.

	Corporates - Investment Grades	Asset- Backed Securities	CMOs	Commercial Mortgage Backed Securities
Balance as of 9/30/09	$5,075,112	$16,246,024	$10,439,907	$1,949,321
Accrued discounts/premiums	1,910	3,074	(465)	(11)
Realized gain (loss)	18,078	(531,944)	(3,679,817)	—
Change in unrealized appreciation/depreciation	2,499	3,035,098	6,887,364	2,624,548
Net purchases (sales)	(5,097,599)	(9,581,002)	(9,448,006)	(956)
Transfers in to Level 3	—	—	—	1,816,830
Transfers out of Level 3	—	(2,548,622)	—	—

Balance as of 9/30/10	$—	$6,622,628	$4,198,983	$6,389,732

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$—	$1,429,747	$405,026	$2,624,548

	Total
Balance as of 9/30/09	$33,710,364
Accrued discounts/premiums	4,508
Realized gain (loss)	(4,193,683)
Change in unrealized appreciation/depreciation	12,549,509
Net purchases (sales)	(24,127,563)
Transfers in to Level 3	1,816,830
Transfers out of Level 3	(2,548,622)

Balance as of 9/30/10	$17,211,343

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$4,459,321

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which they invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

H. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $45,897 for year ended September 30, 2010.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $89,035 and $779,356 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $8,219 from the sales of Class A shares and received $11,240, $9,232, and $8,070 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2010.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2009 through September 30, 2010, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$108,855,169	$181,934,666
U.S. government securities	605,175,954	414,777,631

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$610,078,971

Gross unrealized appreciation	$10,774,023
Gross unrealized depreciation	(10,212,934)

Net unrealized appreciation	$561,089

B. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the year ended September 30, 2010, the Portfolio entered into futures contracts for hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on an exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

For the year ended September 30, 2010, the Portfolio had no transactions in forward currency contracts.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

For the year ended September 30, 2010, the Portfolio had no transactions in interest rate swaps.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

At September 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Margin due from broker on futures contracts	$137,199	*

Total		$137,199

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$(1,068,528)	$1,119,662

Total		$(1,068,528)	$1,119,662

For the year ended September 30, 2010, the average monthly original value of futures contracts was $220,241,671.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2010, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2010, the average amount of reverse repurchase agreements outstanding for the Portfolio was $2,534,000 and the daily weighted average annualized interest rate was (0.02%). During the period, the Portfolio received net interest payment from counterparties.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$10,324,416	$13,817,254

Total distributions paid	$10,324,416	$13,817,254

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary income	$129,277
Accumulated capital and other gains (losses)(a)	(25,902,766)
Unrealized appreciation/(depreciation)(b)	561,089

Total accumulated earnings/(deficit)(c)	$(25,212,400)

(a)

On September 30, 2010, the Portfolio had a net capital loss carry forward of $22,965,124, of which $3,594,854 expires in the year 2013, $6,491,604 expires in the year 2014, $4,022,522 expires in the year 2015, $920,045 expires in the year 2016, $5,807,512 expires in the year 2017, and $2,128,587 expires in the year 2018. Net capital losses

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2010, the Fund deferred to October 1, 2010 post October capital losses of $2,056,487. The Portfolio also deferred $881,155 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and the mark to market of futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for each Portfolio for the years ended September 30, 2010 and September 30, 2009, were as follows:

	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Short Duration Plus Class Shares
Shares sold	31,128,348	24,658,313	$366,959,735	$280,996,647

Shares issued to shareholders on reinvestment of dividends	303,747	404,163	3,578,772	4,592,875

Shares redeemed	(23,010,588)	(20,884,914)	(271,221,074)	(237,524,464)

Net increase	8,421,507	4,177,562	99,317,433	48,065,058

Beginning of period	36,420,825	32,243,263	454,461,097	406,396,039

End of period	44,842,332	36,420,825	$553,778,530	$454,461,097

Class A Shares
Shares sold	2,704,783	3,105,121	$31,861,763	$35,284,027

Shares issued to shareholders on reinvestment of dividends	70,045	99,964	825,215	1,137,818

Shares converted from Class B	155,146	222,752	1,831,735	2,556,007

Shares redeemed	(2,064,755)	(1,719,891)	(24,345,665)	(19,478,973)

Net increase	865,219	1,707,946	10,173,048	19,498,879

Beginning of period	4,605,222	2,897,276	58,205,304	38,706,425

End of period	5,470,441	4,605,222	$68,378,352	$58,205,304

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class B Shares
Shares sold	158,256	632,858	$1,866,889	$7,166,342

Shares issued to shareholders on reinvestment of dividends	4,681	16,163	55,022	183,557

Shares converted to Class A	(155,182)	(222,793)	(1,831,735)	(2,556,007)

Shares redeemed	(224,684)	(457,486)	(2,642,612)	(5,198,715)

Net decrease	(216,929)	(31,258)	(2,552,436)	(404,823)

Beginning of period	765,391	796,649	10,866,973	11,271,796

End of period	548,462	765,391	$8,314,537	$10,866,973

Class C Shares
Shares sold	799,656	1,948,852	$9,420,502	$22,143,376

Shares issued to shareholders on reinvestment of dividends	16,604	40,527	195,203	460,407

Shares redeemed	(705,885)	(1,237,974)	(8,316,402)	(14,076,176)

Net increase	110,375	751,405	1,299,303	8,527,607

Beginning of period	2,164,156	1,412,751	27,082,916	18,555,309

End of period	2,274,531	2,164,156	$28,382,219	$27,082,916

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.65		$ 11.46	$ 12.24	$ 12.31	$ 12.39

Income From Investment Operations:
Investment income, net†	.16		.31	.43	.51	.45
Net realized and unrealized gain (loss) on investment transactions	.30		.21	(.77)	(.05)	(.06)

Total from investment operations	.46		.52	(.34)	.46	.39

Less: Dividends
Dividends from taxable net investment income	(.19)		(.33)	(.44)	(.53)	(.47)

Net asset value, end of period	$ 11.92		$ 11.65	$ 11.46	$ 12.24	$ 12.31

Total return(a)	3.95	%*	4.61%	(2.83)%*	3.80%	3.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$65,233		$53,643	$33,197	$40,444	$37,595
Average net assets (000 omitted)	$59,630		$44,395	$36,957	$37,096	$38,239
Ratio to average net assets of:
Expenses	.94	%(b)	.99%	.96%	.98%	1.03	%(b)
Net investment income	1.35	%(b)	2.72%	3.60%	4.21%	3.63	%(b)
Portfolio turnover rate	107%		176%	116%	127%	157%

See footnote summary on page 41.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.64		$ 11.45	$ 12.24	$ 12.31	$ 12.39

Income From Investment Operations:
Investment income, net†	.08		.23	.34	.43	.36
Net realized and unrealized gain (loss) on investment transactions	.30		.20	(.77)	(.06)	(.05)

Total from investment operations	.38		.43	(.43)	.37	.31

Less: Dividends
Dividends from taxable net investment income	(.10)		(.24)	(.36)	(.44)	(.39)

Net asset value, end of period	$ 11.92		$ 11.64	$ 11.45	$ 12.24	$ 12.31

Total return(a)	3.27	%*	3.86%	(3.59)%*	3.09%	2.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$6,538		$8,913	$9,125	$10,791	$16,899
Average net assets (000 omitted)	$7,381		$10,523	$9,304	$13,539	$22,110
Ratio to average net assets of:
Expenses	1.69	%(b)	1.72%	1.66%	1.68%	1.73	%(b)
Net investment income	.72	%(b)	2.02%	2.91%	3.48%	2.91	%(b)
Portfolio turnover rate	107%		176%	116%	127%	157%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 11.64		$ 11.45	$ 12.23	$ 12.30	$ 12.38

Income From Investment Operations
Investment income, net†	.08		.24	.34	.43	.36
Net realized and unrealized gain (loss) on investment transactions	.30		.20	(.76)	(.06)	(.05)

Total from investment operations	.38		.44	(.42)	.37	.31

Less: Dividends
Dividends from taxable net investment income	(.10)		(.25)	(.36)	(.44)	(.39)

Net asset value, end of period	$ 11.92		$ 11.64	$ 11.45	$ 12.23	$ 12.30

Total return(a)	3.31	%*	3.88%	(3.52)%*	3.09%	2.54%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$27,105		$25,193	$16,176	$14,772	$18,923
Average net assets (000 omitted)	$26,317		$24,703	$14,051	$15,989	$20,279
Ratio to average net assets of:
Expenses	1.65	%(b)	1.70%	1.66%	1.69%	1.74	%(b)
Net investment income	.66	%(b)	2.04%	2.89%	3.49%	2.93	%(b)
Portfolio turnover rate	107%		176%	116%	127%	157%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Short Duration Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Short Duration Portfolio during the taxable year ended September 30, 2010. For foreign shareholders, 91.09% of dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob, ** 1345 Avenue of the Americas, New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2005. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 70 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 65 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 57 (1994)	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # 61 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America and Committee for Economic Development

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Rosalie J. Wolf, # + 69 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Nominating, Governance and Compensation Committee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 56	President	See biography above.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

3	Jones v. Harris at 11.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio[5]	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)	09/30/09 Net Assets ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

5

As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

Portfolio	Total Expense Ratio 10/1/09-3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13% 1.76% 2.50% 2.47%

International Portfolio	Private Client Class A Class B Class C	1.17% 1.55% 2.33% 2.27%

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61% 0.96% 1.71% 1.67%

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.64%

6	Annualized.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Total Expense Ratio 10/1/09-3/31/10
Short Duration Diversified Municipal Portfolio	Private Client	0.60%

Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62% 0.87% 1.60% 1.58%

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56% 0.80% 1.54% 1.50%

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61% 0.86% 1.59% 1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the

9	Group peers selected by Lipper from the 2010 Lipper 15(c) Report. See pages 23-24 for additional information regarding Lipper.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A /B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335%	0.886%

	Client #2	0.600% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.450% on the next $500 million 0.40% on the balance	0.557%

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee		Portfolio Advisory Fee
	Client #3	0.60% of average daily net assets	0.600%

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269%

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368%

	Client #6	0.50% of average daily net assets	0.500%

	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421%

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369%

	Client #9	0.36% of average daily net assets	0.360%

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322%

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337%

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338%

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/– Performance Fee	0.199%	[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750		1.115%

15	Excludes the performance based fee.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468%

	Client #16	0.475% of average daily net assets	0.475%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the

16	It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

17	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

Portfolio	Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for

22	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

23	The expense ratios are for the most recently completed fiscal year Private Client Class.

24	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/10 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

Portfolio	Amount Received
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27	The Dli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	5.18	7.75	6.65	10/12	187/283
3 year	-18.03	-13.60	-12.91	11/12	217/219
5 year	-2.05	0.71	1.63	10/10	177/177
10 year	1.52	0.29	0.46	3/8	30/98

International Portfolio
1 year	4.83	7.86	6.65	7/8	215/283
3 year	-17.81	-14.15	-12.91	7/8	215/219
5 year	-1.84	0.65	1.63	6/7	173/177
10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio
1 year	23.95	24.24	23.84	10/15	142/291
3 year	-4.63	-4.60	-2.70	8/14	121/183
5 year	11.23	12.72	12.59	13/14	103/132
10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio
1 year	6.58	7.70	7.14	16/19	115/176
3 year	2.89	5.19	4.95	18/19	131/158
5 year	3.40	4.85	4.74	17/18	107/125
10 year	4.21	4.89	4.84	14/15	65/78

28	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

29	The Portfolios’ PGs/Pus may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	15.95	15.05	13.49	7/15	123/419
3 year	8.03	7.13	7.76	5/15	151/344
5 year	6.18	5.73	5.96	4/13	106/278
10 year	6.57	6.92	6.82	8/10	115/174

Short Duration California Municipal Portfolio
1 year	3.24	6.13	4.86	6/7	13/14
3 year	3.98	4.88	4.01	6/7	8/13
5 year	3.58	4.10	4.13	5/6	7/8
10 year	3.46	4.56	4.56	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	3.23	4.29	4.14	11/15	36/56
3 year	3.94	4.12	3.99	11/14	27/46
5 year	3.62	3.75	3.71	10/14	26/43
10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio
1 year	2.86	4.38	6.00	4/4	6/6
3 year	3.82	4.78	5.04	4/4	6/6
5 year	3.52	3.63	4.19	3/3	5/5
10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio
1 year	8.74	9.33	9.03	3/4	15/25
3 year	5.64	5.33	5.30	2/4	7/23
5 year	4.43	4.32	4.39	2/4	4/23
10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio
1 year	7.30	9.01	8.80	10/11	84/99
3 year	5.82	5.75	5.82	3/11	43/87
5 year	4.49	4.50	4.61	7/11	52/74
10 year	5.06	5.39	5.44	9/9	46/50

New York Municipal Portfolio
1 year	7.53	8.00	7.73	3/4	13/19
3 year	5.82	5.87	5.90	4/4	13/17
5 year	4.52	4.51	4.53	2/4	10/17
10 year	5.06	5.29	5.43	2/2	11/12

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22, 1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

31	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0910

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 23, 2010

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2010.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations (“NRSROs”) and comparably rated municipal notes. The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the opinion of AllianceBernstein (the “Adviser”), these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Portfolio may invest up to

20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in AllianceBernstein’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 6-8 show performance for each Portfolio compared to its national benchmark, the Barclays Capital 5-Year General Obligation Municipal Index, for the six- and 12-month periods ended September 30, 2010. Performance for the Portfolios’ peer groups, as represented by the Lipper California Intermediate Municipal Debt Funds Average, the Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

For both the six- and 12-month periods ended September 30, 2010, the Portfolios’ Class A shares without sales charges underperformed the benchmark. Rapidly falling interest rates over the reporting period drove up performance, but caused the Portfolios to underperform the benchmark as they all had less interest-rate sensitivity. Contributing to returns were narrowing—yet still historically high—credit spreads, as the Portfolios were overweight in single-A and triple-B rated revenue bonds and underweight in pre-refunded and other AAA-rated securities. A historically steep yield curve in the short-to-intermediate duration range provided an extra increment of return as the value of bonds increased as they rolled down the steep curve. This was somewhat offset by the Portfolios’ exposure to both short and long-term bonds as the yield curve lost curvature in the last six months. The Diversified Municipal Portfolio held a small position in interest swaps for hedging purposes. No leverage or derivatives were employed in the management of the New York or California Portfolios.

The New York Portfolio’s performance was reduced over the reporting periods due to an investment in a security that was expected to be called at par, but instead was converted to a weekly auction rate security. The lack of attractive lower-rated bonds in the New York market was partly overcome by adding attractive lower-rated bonds from other states whose yields were more attractive on an after-tax basis than any available bonds issued within New York.

Market Review and Investment Strategy

For the 12-month period ended September 30, 2010, states and municipalities continued to address the financial difficulties brought about by the sharpest decline in economically-sensitive tax revenues in many years. While there has been some indication that tax revenue growth has resumed, it is coming off a low base and is therefore not close to the level prior to the start of the credit crisis. For the most part, states and municipalities are aggressively addressing their large budget gaps by raising taxes and cutting spending. Various metrics indicate that the finances of many, but not all, states and municipalities have begun to stabilize which made security selection a critical factor. It also became apparent during this period that many states are confronting serious problems due to underfunded state pension plans. As a result, the Portfolios’ Municipal Bond Investment Team (the “Team”) has systematically incorporated the evaluation of these pension plans into its internal municipal bond rating process and focused the Portfolios’ investments on essential-purpose revenue bonds, such as those backed by water and sewer services which the Team believes remain well-insulated from pension and other budgetary pressures.

Near the end of 2009, the expectation of most investors was that the Federal Reserve was likely to raise the Fed Funds rate in the third quarter of 2010. But as the year progressed, it became clear that the economy was

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

not nearly as robust as had been expected. As a result, the Federal Reserve did not raise rates and has indicated in its statements that it will continue to keep the Fed Funds rate at its historically low level for an extended period. Furthermore, the Federal Reserve has announced an aggressive program to purchase Treasury securities in an attempt to keep longer rates low. As a result of these factors, the Team did not shorten the duration of the Portfolios and instead kept the duration of the Portfolios neutral relative to the benchmark. Given the extremely steep yield curve for short to intermediate maturities, this helped Portfolio performance. In addition, the Team structured the Portfolios as a modified barbell with a large position around the duration target and a smaller, longer duration position offset by a shorter duration position. The large position around the Portfolios’ duration target allowed the Team to take advantage of the steep curve as the value of these bonds increased as they rolled down the curve. The long position added to performance as long yields fell, largely due to a scarcity of longer tax-exempt bonds in the marketplace brought about the federal government’s Build America Bond Program.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and Portfolio returns shown reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital 5-Year General Obligation (GO) Municipal Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. For the six- and 12-month periods ended September 30, 2010, the Lipper California Intermediate Municipal Debt Funds Average consisted of 41 and 38 funds. For the six- and 12-month periods ended September 30, 2010, the Lipper Intermediate Municipal Debt Funds Average consisted of 160 and 145 funds, respectively. For the six- and 12-month periods ended September 30, 2010, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 31 and 30 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Debt securities issued by state or local governments may be subject to special political, legal,

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

economic and market factors that can have a significant effect on the portfolio’s yield or value. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Liquidity risks involve the difficulty of purchasing or selling a security at an advantageous time or price. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	4.23%	5.36%

Class B*	3.85%	4.62%

Class C	3.87%	4.64%

Barclays Capital 5-Year General Obligation Municipal Index	4.26%	5.42%

Lipper California Intermediate Municipal Debt Funds Average	4.89%	4.96%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 2/1/02* TO 9/30/10

* Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	3.67%	4.55%

Class B*	3.37%	3.87%

Class C	3.31%	3.82%

Barclays Capital 5-Year General Obligation Municipal Index	4.26%	5.42%

Lipper Intermediate Municipal Debt Funds Average	4.77%	4.98%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 2/1/02* TO 9/30/10

* Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 2/1/02* to 9/30/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	3.82%	4.28%

Class B*	3.38%	3.47%

Class C	3.38%	3.55%

Barclays Capital 5-Year General Obligation Municipal Index	4.26%	5.42%

Lipper New York Intermediate Municipal Debt Funds Average	4.38%	4.28%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 2/1/02* TO 9/30/10

* Since inception of the Portfolio’s Class A shares on 2/1/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 2/1/02* to 9/30/10) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.44%	2.47%
1 Year	5.36%	2.20%
5 Years	4.05%	3.42%
Since Inception*	3.61%	3.25%

Class B Shares			0.76%	1.30%
1 Year	4.62%	1.62%
5 Years	3.31%	3.31%
Since Inception*(a)	3.11%	3.11%

Class C Shares			0.79%	1.35%
1 Year	4.64%	3.64%
5 Years	3.33%	3.33%
Since Inception*	2.89%	2.89%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
			SEC Returns

Class A Shares
1 Year			2.20%
5 Years			3.42%
Since Inception*			3.25%

Class B Shares
1 Year			1.62%
5 Years			3.31%
Since Inception*(a)			3.11%

Class C Shares
1 Year			3.64%
5 Years			3.33%
Since Inception*			2.89%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89%, 1.61% and 1.60% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.14%	1.75%
1 Year	4.55%	1.41%
5 Years	4.10%	3.46%
Since Inception*	3.76%	3.40%

Class B Shares			0.41%	0.63%
1 Year	3.87%	0.87%
5 Years	3.39%	3.39%
Since Inception*(a)	3.26%	3.26%

Class C Shares			0.47%	0.72%
1 Year	3.82%	2.82%
5 Years	3.38%	3.38%
Since Inception*	3.04%	3.04%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
			SEC Returns

Class A Shares
1 Year			1.41%
5 Years			3.46%
Since Inception*			3.40%

Class B Shares
1 Year			0.87%
5 Years			3.39%
Since Inception*(a)			3.26%

Class C Shares
1 Year			2.82%
5 Years			3.38%
Since Inception*			3.04%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.82%, 1.56% and 1.53% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.13%	1.91%
1 Year	4.28%	1.18%
5 Years	4.11%	3.47%
Since Inception*	3.81%	3.44%

Class B Shares			0.44%	0.74%
1 Year	3.47%	0.47%
5 Years	3.38%	3.38%
Since Inception*(a)	3.29%	3.29%

Class C Shares			0.47%	0.79%
1 Year	3.55%	2.55%
5 Years	3.38%	3.38%
Since Inception*	3.08%	3.08%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
			SEC Returns

Class A Shares
1 Year			1.18%
5 Years			3.47%
Since Inception*			3.44%

Class B Shares
1 Year			0.47%
5 Years			3.38%
Since Inception*(a)			3.29%

Class C Shares
1 Year			2.55%
5 Years			3.38%
Since Inception*			3.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.87%, 1.60% and 1.57% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,042.29	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,020.71	$4.41
Class B
Actual	$1,000	$1,038.54	$8.23
Hypothetical (5% return before expenses)	$1,000	$1,017.00	$8.14
Class C
Actual	$1,000	$1,038.66	$8.07
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.99

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,036.71	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.00
Class B
Actual	$1,000	$1,033.66	$7.80
Hypothetical (5% return before expenses)	$1,000	$1,017.40	$7.74
Class C
Actual	$1,000	$1,033.09	$7.59
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.54

Intermediate New York Municipal

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,038.22	$4.29
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.26
Class B
Actual	$1,000	$1,033.81	$8.06
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.99
Class C
Actual	$1,000	$1,033.84	$7.85
Hypothetical (5% return before expenses)	$1,000	$1,017.35	$7.99
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one -half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.87%	1.61%	1.58%
Intermediate Diversified Municipal	0.79%	1.53%	1.49%
Intermediate New York Municipal	0.84%	1.58%	1.54%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,175.6

*	All data are as of September 30, 2010. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,573.7

*	All data are as of September 30, 2010. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

**	“Other” represents less than 2.4% in 24 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,971.4

*	All data are as of September 30, 2010. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst).

**	“Other” represents less than 0.3% in 7 different states.

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.8%
Long-Term Municipal Bonds – 96.8%
California – 83.2%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,076,090
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,380	2,403,181
Azusa CA USD GO AGM 5.00%, 7/01/24	2,320	2,424,075
Bay Area Infra Fin Auth (California St Acceleration Nts) NPFGC-RE 5.00%, 8/01/17	32,350	33,663,087
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/22	39,845	45,940,244
Series 2006 F 5.00%, 4/01/20	5,185	5,848,836
Series F 5.00%, 4/01/12	2,910	3,095,454
California Dept Wtr Res Cen Vy FGIC 5.25%, 12/01/18 (Prerefunded/ETM)	65	73,024
NPFGC 5.00%, 12/01/16	7,340	8,470,433
NPFGC-RE 5.25%, 12/01/18	4,935	5,496,998
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,410	28,869,875
6.00%, 5/01/13	2,760	3,010,553
AGM 5.00%, 5/01/17	21,050	24,992,034
AMBAC Series A 5.50%, 5/01/13	6,190	6,703,708
California Dept Wtr Res Wtr AGM Series W 5.25%, 12/01/22 (Prerefunded/ETM)	260	273,806
NPFGC 5.00%, 12/01/16 (Prerefunded/ETM)	60	70,198
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/12-2/01/14	33,625	36,873,956

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	$10,625	$11,884,806
Series A 5.00%, 7/01/18-7/01/20	33,000	38,814,360
5.25%, 1/01/11-7/01/14	10,325	11,200,527
NPFGC 5.00%, 7/01/15	4,390	4,958,505
NPFGC Series A 5.00%, 7/01/12	1,590	1,708,805
5.25%, 7/01/13	8,420	9,418,359
California GO 5.00%, 9/01/12	1,305	1,408,695
5.25%, 10/01/20	4,050	4,629,474
AGM 5.00%, 5/01/12	1,040	1,111,323
NPFGC 5.00%, 8/01/24	50	50,071
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,965,515
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,895	2,955,969
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,129,271
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,782,382
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,122,752
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-4/01/22	10,825	12,319,226
Series 2009E 5.00%, 4/01/23	1,950	2,190,611
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,555	5,279,321
California Spl Dist Assn COP AGM Series Z 5.50%, 8/01/17	755	819,545

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California State Univ AMBAC Series B 5.00%, 11/01/14	$3,575	$4,097,951
NPFGC-RE Series A 5.00%, 11/01/24	1,570	1,663,132
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	35,125	38,397,947
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,028,321
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,591,876
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28	14,055	15,069,490
California Statewide CDA COP AMBAC 5.60%, 10/01/11	14,700	15,015,903
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,558,354
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,158,835
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,462,696
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	1,020	1,053,109
NPFGC 5.50%, 11/01/18	1,000	1,019,860
NPFGC Series A 5.50%, 11/01/17	1,270	1,296,607
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,352,379
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,140,249

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	$1,230	$1,276,002
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	2,044,685
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	16,765	18,928,691
6.25%, 6/01/33 (Prerefunded/ETM)	22,070	24,458,195
6.75%, 6/01/39 (Prerefunded/ETM)	12,205	14,140,713
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	10,240	11,527,987
AMBAC Series B 5.00%, 6/01/38 (Prerefunded/ETM)	3,450	3,838,643
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,974,937
Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	1,150	1,371,030
Industry CA GO 5.00%, 7/01/17	3,655	4,193,893
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12-4/01/13	4,730	4,950,652
5.50%, 4/01/14	1,320	1,433,507
Kern CA HSD GO 7.10%, 8/01/11	1,000	1,055,360
NPFGC Series A 6.30%, 2/01/11	1,000	1,017,150
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Prerefunded/ETM)	705	809,389
5.90%, 9/01/24 (Prerefunded/ETM)	1,100	1,280,202
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13-12/01/14	7,505	7,954,251
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/22	3,765	3,840,733
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/24	13,110	15,270,481
Series B 5.00%, 5/15/21	6,500	7,673,510

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	$7,850	$9,209,635
Series 2008A 5.00%, 8/01/18	9,845	11,698,912
Series A 5.00%, 8/01/25	1,000	1,134,400
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/24	18,010	20,355,082
Series 2010A 5.00%, 5/15/23-5/15/25	7,785	8,761,939
Series A 5.00%, 5/15/13	4,000	4,329,240
5.25%, 5/15/23-5/15/24	15,955	18,202,170
5.50%, 5/15/14-5/15/17	14,490	16,613,505
Los Angeles CA Dept W&P Pwr AGM Series A 5.25%, 7/01/18	2,040	2,111,053
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,435,014
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16	3,240	3,603,301
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,615,144
AMBAC Series B 5.00%, 7/01/12	2,330	2,498,622
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	14,819,966
NPFGC Series A 5.00%, 7/01/11	2,200	2,271,742
5.25%, 7/01/12	1,865	2,009,705
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,226,610
Los Angeles Calif Dept Wtr & Pwr Unrefunded Bal-Pwr Sys-A-2 5.375%, 7/01/18 (Prerefunded/ETM)	2,310	2,396,440
5.375%, 7/01/18	2,690	2,786,168
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA MTA Sales Tax) NPFGC-RE Series A 5.00%, 10/01/12	9,420	9,420,000
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	3,605	3,728,255

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series A 5.00%, 9/01/12-9/01/13	$20,480	$21,777,804
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12-7/01/13	4,715	5,095,922
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,182,223
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,130,792
Series A 5.75%, 7/01/21	3,660	4,488,444
NPFGC Series B-3 5.00%, 10/01/18	3,410	3,898,892
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,830,283
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	6,008,815
Oakland CA USD GO NPFGC 5.00%, 8/01/11-8/01/13	7,070	7,354,812
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/11-7/01/13	21,070	22,874,739
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	10,815,675
Series 2009A 5.00%, 2/01/20	1,890	2,205,857
Pittsburg CA Redev Agy 9.60%, 6/01/16	1,000	1,420,900
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	380	383,097
Rancho CA Wtr Dist Fin Auth AGM Series A 5.50%, 8/01/12	1,075	1,117,946
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,461,618
Sacramento CA Fin Auth AGM Series A 5.375%, 12/01/18 (Prerefunded/ETM)	1,440	1,591,618

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	$2,000	$2,201,060
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) Series A 5.60%, 12/01/16	3,055	3,064,593
AMBAC 5.50%, 12/01/21	1,175	1,471,993
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	316,953
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,495	7,784,157
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,881,496
Series 2009 B 5.00%, 5/15/18	20,615	24,401,563
San Diego CA USD GO (San Diego CA Wtr/swr) FGIC Series D 5.25%, 7/01/25	2,170	2,355,427
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,273,860
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	3,127,480
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,444,026
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15-5/01/16	26,210	29,978,302
Series 34E 5.00%, 5/01/16	1,345	1,517,375
San Francisco City/Cnty CA Pub Util Wtr NPFGC 5.25%, 10/01/14	5,245	5,791,581
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	753,495

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	$1,140	$1,236,387
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,131,210
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,001,690
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	566,042
Southern CA Pub Pwr Auth 5.00%, 7/01/22	4,000	4,652,760
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2010-1 5.00%, 7/01/25	8,235	9,320,620
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,436,623
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	4,066,335
AGM Series J 5.00%, 5/15/16	6,330	7,397,238
NPFGC Series K 5.00%, 5/15/13	6,460	7,166,789
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	17,143,871
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,133,370

		978,464,425

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	405	397,884

Colorado – 0.0%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	320	348,403

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 5.0%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	$765	$795,722
Chapel Creek FL CDD 5.20%, 5/01/11(a)(b)	1,590	572,400
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,668,030
Dupree Lakes CDD FL 5.00%, 11/01/10	235	201,637
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,300	1,269,931
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(a)(b)	635	266,700
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	6,760	7,482,847
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,040	18,671,726
Florida Turnpike Auth (Florida Turnpike) NPFGC-RE 5.00%, 7/01/14	3,040	3,456,298
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	320	283,334
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,480,376
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,218,230
New River CDD FL Series B 5.00%, 5/01/13(a)(b)	1,735	780,750
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	1,133,000
Paseo CDD FL 5.00%, 2/01/11(a)(b)	665	152,950
Series B 4.875%, 5/01/10(a)	670	134,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quarry CDD FL (The) 5.25%, 5/01/16	$1,450	$1,232,079
Rolling Hills CDD FL Series B 5.125%, 11/01/13	410	280,079
Shingle Creek FL CDD 5.75%, 5/01/15(a)(b)	2,375	944,062
Six Mile Creek CDD FL 5.50%, 5/01/17(b)	950	308,750
Sterling Hill CDD FL Series B 5.50%, 11/01/10	165	131,997
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	3,435	1,442,700
Tern Bay CDD FL Series B 5.00%, 5/01/15(a)(b)	1,015	324,800
Venetian CDD FL Series B 5.95%, 5/01/12	120	118,025

		58,350,423

Guam – 0.2%
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/12	1,270	1,314,196
5.50%, 7/01/16	1,500	1,570,425

		2,884,621

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,854,408
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	567	538,729

		3,393,137

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)	3,200	160,000

Nevada – 1.2%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,851,387
NPFGC 5.50%, 6/15/12	7,165	7,729,316
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,875	1,881,881

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	$315	$175,061

		13,637,645

North Carolina – 0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,721,275
Series C 5.30%, 1/01/15	3,580	3,905,709

		6,626,984

Ohio – 1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	10,350	10,905,898
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,360	2,228,926

		13,134,824

Pennsylvania – 0.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	7,357,773

Puerto Rico – 4.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22(c)	13,425	14,743,566
Series W 5.50%, 7/01/17	3,940	4,552,355
Puerto Rico GO Series A 5.00%, 7/01/30	3,230	3,369,827
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,078,149
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,728,525
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Prerefunded/ETM)	5	5,425
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,550	2,840,802
Series C 5.25%, 7/01/11	1,015	1,045,054
5.50%, 7/01/12	1,135	1,203,724

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	$8,365	$8,678,353
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	5,000	5,191,950

		48,437,730

South Carolina – 0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(a)(b)	1,628	569,800

Texas – 0.3%
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/21	1,180	1,302,508
El Paso Cnty TX GO NPFGC 5.00%, 2/15/16	1,435	1,667,054

		2,969,562

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,025	1,043,686
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(b)	1,032	884,857

		1,928,543

Total Investments – 96.8% (cost $1,086,770,140)		1,138,661,754
Other assets less liabilities – 3.2%		36,950,598

Net Assets – 100.0%		$1,175,612,352

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	When-Issued or delayed delivery security.

As of September 30, 2010, the Portfolio held 37.1% of net assets in insured bonds (of this amount 5.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD	– Assessment District
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

CFD	– Community Facilities District
COP	– Certificate of Participation
CRA	– Community Redevelopment Agency
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HSD	– High School District
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SID	– Special Improvement District
SSA	– Special Services Area
UHSD	– Unified/Union High School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.2%
Long-Term Municipal Bonds – 94.2%
Alabama – 2.4%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$86,830	$102,444,172
Jefferson Cnty AL Lt Sch Wts Series A 5.25%, 1/01/11	1,700	1,682,762
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	7,725	8,306,306
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	12,105	13,084,900
FGIC Series D 5.00%, 2/01/42 (Prerefunded/ETM)	5,900	6,377,605

		131,895,745

Arizona – 1.8%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.27%, 2/01/42(a)	18,025	16,653,478
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,974,400
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,886,521
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,499,600
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,964,254
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,605	1,624,661
Phoenix AZ Civic Impt Corp. 5.00%, 7/01/20-7/01/25	26,890	29,912,248
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,674,900
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,688,650

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	$2,550	$2,496,654
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,245	1,223,125
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,492,534

		100,091,025

California – 8.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,660	237,833,593
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/19	16,765	19,949,344
Series A 5.00%, 7/01/20	5,675	6,641,453
5.25%, 1/01/11-7/01/12	14,430	15,499,155
California GO 5.00%, 2/01/11-5/01/17	34,780	39,227,943
6.00%, 2/01/11	15,760	16,052,663
Series 2008 5.00%, 4/01/18	5,000	5,734,850
Series 2009 5.25%, 10/01/20	5,085	5,812,562
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	60,130	65,732,913
Fremont CA USD GO Series B 5.00%, 8/01/27	1,000	1,071,020
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,759,460
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Prerefunded/ETM)	5,000	5,628,900
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,100,530

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	$800	$853,208
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,295	11,652,979
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,342,172
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	13,654,586

		454,547,331

Colorado – 2.2%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	310	258,199
Broomfield CO COP 5.00%, 12/01/16-12/01/20(b)	13,710	15,769,996
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	9,613,530
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	22,149,193
Series A-1 5.00%, 11/15/11-11/15/12	37,960	40,187,104
5.25%, 11/15/13	11,305	12,436,404
Mun Subdist No Co. Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,033,765
PV Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(c)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners) 5.00%, 1/15/21	2,800	2,925,356
5.25%, 1/15/24-7/15/24	7,745	8,026,066
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(d)	2,185	995,049

		125,003,462

Connecticut – 0.3%
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) NPFGC Series A 5.375%, 11/15/10	925	928,256

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) Series B 5.375%, 10/01/10-10/01/13	$11,180	$11,403,927
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,361,661

		15,693,844

Delaware – 0.1%
Delaware Trnsp Auth NPFGC 5.00%, 7/01/11	3,680	3,806,150

District of Columbia – 0.6%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Prerefunded/ETM)	5,790	6,643,967
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	440	440,400
District of Columbia Wtr & Swr Auth (Dist of Columbia Wtr & Swr) 6.00%, 10/01/16	1,635	2,002,401
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14	4,140	4,730,488
Series 2010B 5.00%, 10/01/13	3,325	3,661,856
Series A 5.50%, 10/01/12-10/01/18	11,910	13,440,153
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,958,256

		32,877,521

Florida – 8.7%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,506,786
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	760	761,224
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Prerefunded/ETM)	5,000	5,390,850
Broward Cnty FL Arpt Sys NPFGC Series E 5.25%, 10/01/10	2,065	2,065,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	$7,190	$7,840,146
Chapel Creek FL CDD Series B 5.25%, 5/01/15(c)(d)	3,660	1,317,600
Citizens Ppty Ins Corp. FL Series A-1 5.00%, 6/01/11	46,820	48,096,313
NPFGC Series A 5.00%, 3/01/14-3/01/16	103,100	110,676,350
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,578,200
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,584,625
Dupree Lakes CDD FL 5.00%, 11/01/10	190	163,026
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,425	998,526
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	1,440	1,285,157
Florida Brd of Ed GO 9.125%, 6/01/14 (Prerefunded/ETM)	150	188,123
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	590	664,263
Series A 5.00%, 6/01/12-1/01/16	44,370	49,669,969
Series B 5.00%, 1/01/12-1/01/16	18,220	19,794,916
Series D 5.00%, 6/01/12	4,610	4,946,807
NPFGC-RE Series G 5.25%, 6/01/11	2,125	2,193,404
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17	3,740	4,068,447
NPFGC Series C 5.25%, 1/01/11	4,660	4,712,611
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,582,621

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series A 5.00%, 7/01/13-7/01/14	$12,095	$13,562,371
NPFGC Series B 5.00%, 7/01/15	6,095	7,052,037
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,777,340
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,831,112
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,358,800
Series A 5.00%, 7/01/11	32,320	33,242,090
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,849,045
NPFGC-RE Series A 5.00%, 7/01/11	1,020	1,054,109
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,897
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	3,545	1,600,142
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,121,511
Series 2009B 5.00%, 10/01/15	5,780	6,423,430
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	885	783,597
5.00%, 11/01/11(c)(d)	6,810	2,383,500
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(d)	4,535	1,451,200
Live Oak CDD FL Series 2010 7.36%, 11/01/20	3,225	3,331,167
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	9,567,300
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,224,095

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	$3,325	$3,590,701
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,714,518
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,915	3,861,247
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,615	1,586,172
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,972,971
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35	250	251,317
Series 2010A-2 6.125%, 5/01/35(e)	481	312,407
Series 2010B 5.125%, 5/01/17(e)	1,121	898,371
Series 4B 5.125%, 5/01/09(d)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,965	3,221,166
Paseo CDD FL 5.00%, 2/01/11(c)(d)	2,015	463,450
Series B 4.875%, 5/01/10(d)	4,180	836,000
Quarry CDD FL (The) 5.25%, 5/01/16	730	620,288
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,115,260
Sarasota County FL Sch Brd COP 5.00%, 7/01/18	2,350	2,665,393
Shingle Creek FL CDD 5.75%, 5/01/15(c)(d)	3,865	1,536,337
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(c)(d)	2,900	870,000
Series B-1 5.125%, 11/01/09(d)	1,070	325,601
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	7,075	2,971,500

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Prerefunded/ETM)	$2,445	$2,790,747
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(c)	990	445,500
Series B-2 5.125%, 5/01/13(c)	2,935	1,320,750
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17-10/01/18	8,110	8,546,226
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,209,857
Tampa Hillsboro Cnty FL Expwy Auth AMBAC 5.00%, 7/01/12	8,575	9,069,777
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(d)	2,570	822,400
Venetian CDD FL Series B 5.95%, 5/01/12	225	221,297
Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	4,745	3,496,920
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,370	1,154,869
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,286,726
Westchester CDD FL 6.00%, 5/01/23	4,090	3,703,863

		485,629,338

Georgia – 2.2%
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,725,801
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,500	49,964,730
AGM Series A 5.25%, 1/01/14	4,230	4,713,912
NPFGC Series A 5.25%, 1/01/14-11/01/21	6,625	7,220,781

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	$1,960	$2,137,752
Series A 5.00%, 3/15/11-3/15/17	34,240	35,870,887
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12-3/15/13	8,905	9,369,060
Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12-7/01/13	11,630	12,827,142

		123,830,065

Guam – 0.1%
Guam GO Series 2009A 5.75%, 11/15/14	4,000	4,217,520
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	1,345	1,403,978

		5,621,498

Hawaii – 1.2%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,560,273
AGM Series CX 5.50%, 2/01/17	4,055	4,314,033
5.50%, 2/01/21 (Prerefunded/ETM)	1,070	1,141,444
AMBAC 5.00%, 7/01/15	9,130	10,672,878
AMBAC Series DG 5.00%, 7/01/14	37,695	43,169,445
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	7,887,224

		68,745,297

Illinois – 4.5%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	3,390	2,420,189
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) NPFGC Series A 6.25%, 1/01/11	1,880	1,904,139

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL GO AGM Series A 5.00%, 1/01/12	$5,760	$6,051,686
Chicago IL Park Dist Hbr 5.875%, 1/01/13 (Prerefunded/ETM)	1,780	1,803,799
5.875%, 1/01/14 (Prerefunded/ETM)	1,920	1,945,670
5.875%, 1/01/15 (Prerefunded/ETM)	2,035	2,062,208
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Prerefunded/ETM)	4,000	4,437,440
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) NPFGC-RE Series A 5.375%, 1/01/13	2,510	2,530,507
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,672,400
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,350	1,350,041
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,749,900
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,765,589
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	5,078	3,010,746
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,379,249
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,696,228
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 2.802%, 1/01/19(f)	5,730	5,316,007
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,206,071
Illinois GO 5.00%, 1/01/13-9/01/14	7,060	7,729,578
Series 2006 A 5.00%, 6/01/15	4,875	5,387,021

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010 5.00%, 1/01/17-1/01/19	$70,955	$78,174,384
AGM Series A 5.25%, 10/01/13	7,785	8,513,131
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,485,670
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	17,684,670
NPFGC 5.25%, 4/01/11-10/01/21	8,275	8,486,165
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,410,411
NPFGC Series B 5.00%, 3/01/15	5,000	5,375,050
Illinois Sales Tax Series Q 6.00%, 6/15/12	2,335	2,451,400
Matteson IL GO 8.00%, 12/01/29(e)	19,775	14,905,011
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,253	1,190,525
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,996,150
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,198,727
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,319,977
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Prerefunded/ETM)	2,375	2,479,642
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,609,043

		248,698,424

Indiana – 0.4%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,622,029
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,308,834
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	3,385	3,579,841

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 5.60%, 11/01/16	$6,285	$6,961,329

		20,472,033

Kansas – 0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	14,700,276
Series B 4.75%, 12/01/16	1,005	1,016,497
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	13,568,260

		29,285,033

Kentucky – 0.3%
Kentucky Asset Liability Comm (Kentucky Federal Highway Grant) NPFGC 5.00%, 9/01/16	5,000	5,834,550
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	7,970	8,769,501

		14,604,051

Louisiana – 2.3%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	4,025	201,250
De Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,993,468
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Prerefunded/ETM)	3,450	3,885,114
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,952,214
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(c)	9,814	4,416,300
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,790	21,515,228

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	$1,770	$1,928,627
Louisiana GO AGM Series C 5.00%, 5/01/13-5/01/15	22,765	25,440,051
AMBAC Series A 5.00%, 10/15/12	11,965	13,016,843
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	505	509,515
Louisiana Loc Govt Envrn Fac & CDA (LCTCS Fac Corp.) 5.00%, 10/01/21-10/01/25	16,045	18,003,447
Louisiana St Office Facs Corp. (Louisiana Lease St off Bldg) 5.00%, 3/01/13-3/01/18	13,670	15,110,937
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	7,340	8,074,587
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,168,112
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,301,142
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,122,640

		130,639,475

Massachusetts – 2.2%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Prerefunded/ETM)	3,600	3,880,620
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	1,810	1,861,947
Massachusetts GO Series A 5.50%, 1/01/11	1,305	1,321,221
Series B 5.00%, 8/01/12	17,750	19,183,490
Series C 5.00%, 5/01/12	8,175	8,747,659
5.75%, 10/01/14 (Prerefunded/ETM)	3,325	3,325,000

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 2004 5.50%, 12/01/19	$7,720	$9,633,170
NPFGC Series D 5.375%, 8/01/22 (Prerefunded/ETM)	2,495	2,706,751
5.375%, 8/01/22 (Prerefunded/ETM)	110	119,336
5.50%, 11/01/12	20,050	22,048,183
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,980	23,842,135
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,730,803
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14 (Prerefunded/ETM)	995	1,110,679
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series B 5.25%, 8/01/14	60	66,712
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	20,780,103

		122,357,809

Michigan – 1.9%
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Prerefunded/ETM)	5,155	5,328,672
Grand Rapids MI Wtr Supply Sys NPFGC-RE 5.75%, 1/01/12 (Prerefunded/ETM)	2,100	2,127,195
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Prerefunded/ETM)	3,515	3,791,033
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12-10/15/15	25,160	27,942,367
NPFGC Series 2004 5.375%, 10/01/13	1,805	1,983,099
Michigan COP NPFGC 5.375%, 9/01/19 (Prerefunded/ETM)	4,775	4,981,901
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,255,103

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	$3,380	$3,773,500
Michigan Trunk Line Spl Tax Series 2009 5.00%, 11/01/19-11/01/23	11,510	13,381,091
AGM Series 05B 5.00%, 9/01/11	5,130	5,332,584
AGM Series A 5.50%, 11/01/18 (Prerefunded/ETM)	1,110	1,170,872
AGM Series B 5.00%, 9/01/13	2,055	2,279,180
NPFGC-RE 5.00%, 11/01/12	4,130	4,467,958
5.25%, 11/01/13	5,000	5,613,800
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	15,953,734

		103,382,089

Minnesota – 0.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,175	2,401,657
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,530,437
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,950,279
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,737,646
5.75%, 11/15/21	1,750	1,780,835

		17,400,854

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,084,558
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,867,236

		9,951,794

Nebraska – 0.2%
Nebraska Pub Pwr Dist NPFGC Series B 5.00%, 1/01/11	10,355	10,468,284

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 4.2%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	$2,745	$2,932,291
5.25%, 7/01/17	16,695	19,003,418
Series A 5.00%, 7/01/13-7/01/14	8,225	9,010,145
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,770,576
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	9,291,303
AGM Series B 5.00%, 6/01/12-6/01/13	12,325	13,321,844
AMBAC 5.00%, 11/01/15-11/01/16	17,095	19,916,235
AMBAC Series A 6.50%, 6/01/17	1,760	2,174,515
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14-7/01/16	26,370	29,853,876
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,537,400
AGM 5.50%, 6/15/12	13,425	14,482,353
AGM Series C 5.00%, 6/15/19	22,380	24,904,240
5.25%, 6/15/13	8,800	9,789,208
NPFGC Series C 5.00%, 6/15/13	5,595	6,186,839
NPFGC Series D 5.25%, 6/15/12	5,000	5,372,800
NPFGC-RE Series A 5.00%, 6/15/17	27,880	31,701,512
5.25%, 6/15/14	5,505	6,297,500
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,510	1,515,542
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	183,861
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	970	539,078

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	$1,985	$1,993,496
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,236,018
Series 2009 B 5.00%, 5/01/14	1,790	2,022,432

		231,036,482

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,608,350

New Jersey – 6.7%
Garden St Presv Trust NJ Series 05A 5.80%, 11/01/17	2,325	2,790,093
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,365	8,145,171
New Jersey EDA (New Jersey Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	4,690	4,752,799
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,630,296
NPFGC Series G 5.00%, 9/01/13-9/01/15	24,150	26,724,249
New Jersey EDA (New Jersey Market Transition) NPFGC Series 1A 5.00%, 7/01/11	11,795	12,134,224
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	62,988,381
New Jersey GO NPFGC 5.50%, 8/01/11	3,530	3,678,225
New Jersey Trnsp Trust Fund (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,529,150

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series A 5.50%, 12/15/13	$7,415	$8,426,184
NPFGC Series A 5.25%, 12/15/11-12/15/13	36,640	40,441,216
NPFGC Series B 5.25%, 12/15/13-12/15/14	20,985	23,895,270
NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,807,645
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,642,750
New Jersey Turnpike Auth AGM Series 2005D-3 5.00%, 1/01/26	14,770	16,030,915
New Jersey Turnpike Auth (New Jersey Turnpike) NPFGC Series A 6.00%, 1/01/11	14,175	14,360,692
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Prerefunded/ETM)	22,020	25,254,738
6.75%, 6/01/39 (Prerefunded/ETM)	84,940	98,533,798

		374,765,796

New York – 8.7%
New York NY GO 5.00%, 8/01/16-8/01/17	10,730	12,606,611
5.25%, 8/01/16	17,165	20,298,986
Series 04G 5.00%, 8/01/12	21,110	22,738,425
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	21,184,627
Series B 5.00%, 9/01/15	10,000	11,628,600
Series C 5.00%, 1/01/15-1/01/16	15,370	17,775,583
5.50%, 8/01/14	4,780	5,263,162
Series D 5.00%, 2/01/15-2/01/16	10,290	11,850,918
Series E 5.00%, 8/01/14-8/01/16	36,490	41,847,523
Series G 5.00%, 8/01/11	7,360	7,634,454
Series H 5.00%, 8/01/11	3,450	3,578,651
Series I 5.875%, 3/15/13	100	100,384
Series J 5.00%, 3/01/17	2,355	2,685,642

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series J-1 5.00%, 8/01/13	$10,920	$12,164,771
Series N 5.00%, 8/01/12	2,050	2,208,137
New York NY Trnsl Fin Auth 5.00%, 8/01/11 (Prerefunded/ETM)	2,895	3,007,876
5.25%, 2/01/20	1,975	2,160,472
Series 2003 B 5.00%, 8/01/11 (Prerefunded/ETM)	2,005	2,083,175
Series 2003E 5.25%, 2/01/21 (Prerefunded/ETM)	2,710	3,009,482
Series B 5.25%, 2/01/29(g)	14,235	14,447,671
NPFGC Series 2003E 5.25%, 2/01/21	50	54,575
NPFGC Series E 5.25%, 2/01/22	4,685	5,063,126
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	39,187,468
Series A 5.75%, 7/01/13	985	1,061,889
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,170
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,050	28,330,058
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	16,524,969
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,568,759
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	15,017,739
Series 2008 5.50%, 12/01/11	3,000	3,070,980
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	100	100,108

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	$3,650	$4,253,674
NPFGC Series A 5.00%, 4/01/21 (Prerefunded/ETM)	4,700	5,178,131
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	43,951,920
Series 2009 5.00%, 4/01/18	10,000	11,817,500
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,736,881
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) NPFGC Series C 5.25%, 4/01/11	6,115	6,262,433
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	58,981,354
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,347,126
Series B-1C 5.50%, 6/01/14	15,005	15,055,267

		486,954,277

North Carolina – 3.4%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,165,156
Series A 5.00%, 1/01/14-1/01/15	9,510	10,652,558
5.50%, 1/01/11	4,070	4,115,788
6.00%, 1/01/26 (Prerefunded/ETM)	1,720	2,284,710
Series C 5.25%, 1/01/11	2,765	2,794,475
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13-2/01/15	26,725	30,009,802
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,591,810
5.50%, 1/01/12 (Prerefunded/ETM)	6,530	6,938,582
5.50%, 1/01/13 (Prerefunded/ETM)	4,170	4,406,481
5.50%, 1/01/13 (Prerefunded/ETM)	1,210	1,342,798
5.50%, 1/01/13	2,640	2,916,619

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2003A 5.50%, 1/01/12	$3,470	$3,667,478
Series A 5.25%, 1/01/15-1/01/17	64,050	74,169,396
Series C 5.25%, 1/01/14-1/01/17	18,155	20,850,888
AMBAC Series A 5.25%, 1/01/15	5,450	5,895,701

		188,802,242

Ohio – 0.9%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,792,483
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,299,231
5.25%, 1/01/20	2,315	2,580,067
Cleveland OH Wtrworks (Cleveland OH Wtr) NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,285,200
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	3,900	3,683,394
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12-12/01/13	1,310	1,320,519
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,410,411
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,331,000
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,741,439
Ohio GO Series A 5.00%, 6/15/14	2,195	2,506,624
Series B 5.00%, 9/15/11	1,785	1,862,487
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,580,280

		50,393,135

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.8%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	$3,980	$4,482,037
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) Series B 5.00%, 5/15/11-5/15/12	39,075	41,128,573

		45,610,610

Oregon – 0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,546,034
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	21,387,148
NPFGC Series B 5.25%, 5/01/14	1,775	1,889,772
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,670,260
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,190	1,264,827
Washington Cnty OR SD #48-J GO 5.00%, 6/01/13	4,600	5,106,598

		40,864,639

Pennsylvania – 4.4%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,661,334
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Prerefunded/ETM)	3,400	3,742,754
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	52,631,955
Series B 5.00%, 6/15/18	8,200	8,795,894
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10-11/15/13	20,400	20,453,111

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	$405	$405,105
Central Bucks PA SD GO NPFGC-RE 5.00%, 5/15/16	5,000	5,923,500
Pennsylvania GO NPFGC 5.00%, 2/01/15	4,965	5,586,221
NPFGC-RE 5.50%, 2/01/14	5,310	6,105,757
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) Series A 5.00%, 6/01/14	5,370	5,933,045
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,793,011
Series 2009 B 5.00%, 6/01/16-6/01/20	50,040	56,958,146
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.84%, 4/26/14(a)	7,300	7,125,603
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	42,807,697
Series 2009 5.125%, 9/01/22	9,080	9,877,315
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24(b)	12,165	13,681,917

		246,482,365

Puerto Rico – 4.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21(b)	23,680	26,074,995
Series 2010ZZ 5.00%, 7/01/17	5,835	6,564,725
5.25%, 7/01/18	2,205	2,525,607
Puerto Rico GO Series A 5.00%, 7/01/30	26,545	27,694,133
5.25%, 7/01/11	2,135	2,201,441
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10-12/01/13	4,200	4,506,547
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,548,058

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	$10,145	$10,525,032
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	40,808,520
Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	6,040	6,271,875
5.375%, 8/01/20	50,000	56,898,000
5.50%, 8/01/23	4,275	4,777,825
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	14,441,260
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,982,252

		233,820,270

Rhode Island – 0.5%
Rhode Island Depositors Corp. Series A 5.50%, 8/01/20 (Prerefunded/ETM)	1,500	1,869,420
5.75%, 8/01/19 (Prerefunded/ETM)	4,940	6,092,354
6.375%, 8/01/22 (Prerefunded/ETM)	5,780	7,805,543
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/17	7,955	9,386,820

		25,154,137

South Carolina – 0.9%
Greenville Cnty SD SC Lease 5.00%, 12/01/10-12/01/15	22,600	25,031,721
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Prerefunded/ETM)	5,285	5,650,828
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(c)(d)	3,726	1,304,100
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,436,951
Richland Cnty SC (International Paper Company) Series A 4.60%, 9/01/12	6,350	6,641,274
South Carolina Pub Svc Auth AGM Series D 5.25%, 1/01/14	2,080	2,277,642

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series B 5.00%, 1/01/11-1/01/12	$7,385	$7,726,345

		51,068,861

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	3,370	3,678,267
AMBAC Series D 6.25%, 3/01/18	1,055	1,067,671
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,216,964

		6,962,902

Texas – 7.9%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,397,986
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Prerefunded/ETM)	1,000	1,270,790
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/22	66,195	71,394,735
Series 2008 5.00%, 8/15/21	5,000	5,016,050
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,514,995
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,158,686
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,838,025
Series 2009A 5.00%, 11/01/15	6,415	7,385,590
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,202,520
Dallas TX GO 5.00%, 2/15/13	2,190	2,414,475
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	6,194,073
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,884,050
Fort Worth TX Wtr & Swr Series A 5.00%, 2/15/11	5,000	5,084,350

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Garland TX GO Series 2010 5.00%, 2/15/24	$3,800	$4,392,648
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Prerefunded/ETM)	1,920	2,230,944
5.25%, 10/01/22 (Prerefunded/ETM)	4,795	5,571,550
5.25%, 10/01/23 (Prerefunded/ETM)	5,255	6,106,047
Harris Cnty TX GO 5.25%, 10/01/24 (Prerefunded/ETM)	3,660	4,252,737
5.25%, 10/01/24	10,340	11,677,272
5.375%, 10/01/18	920	963,157
Series 2010 A 5.00%, 10/01/23-10/01/25	17,490	20,521,052
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,333,840
Houston TX GO NPFGC Series A 5.00%, 3/01/11-3/01/12	32,690	33,537,441
5.25%, 3/01/14	10,040	11,457,849
NPFGC Series B 5.25%, 3/01/12	1,805	1,925,718
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Prerefunded/ETM)	3,000	3,333,120
5.75%, 12/01/17 (Prerefunded/ETM)	2,000	2,222,080
Lower Colorado River Auth TX AGM Series 1999 A 5.875%, 5/15/16	2,315	2,323,218
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,362,000
Series 2008H-1 5.00%, 1/01/43	50,020	50,498,692
Plano TX GO 5.00%, 9/01/13	5,045	5,650,753
Retama TX Dev Corp. 8.75%, 12/15/13 (Prerefunded/ETM)	2,045	2,528,847
8.75%, 12/15/14 (Prerefunded/ETM)	3,860	5,006,188
8.75%, 12/15/15 (Prerefunded/ETM)	1,200	1,616,016
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,010,096
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/21	52,355	61,471,780

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.375%, 2/01/13	$5,000	$5,526,450
5.375%, 2/01/20 (Prerefunded/ETM)	2,500	2,654,225
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,432,150
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,192,874
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Prerefunded/ETM)	1,260	1,339,002
Texas A & M Univ Series 2009 A 5.00%, 5/15/19	3,370	4,059,536
Series 2009 D 5.00%, 5/15/18	2,000	2,393,520
Texas GO Series A 5.50%, 10/01/12	1,055	1,105,355
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,218,347
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,679,550
Texas St Univ Sys 5.25%, 3/15/13 (Prerefunded/ETM)	5,125	5,480,316
AGM 5.25%, 3/15/13	195	207,786
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	17,492,677
Series 2007 5.00%, 4/01/24	8,380	9,466,970
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Prerefunded/ETM)	1,270	1,324,026
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,743,646

		441,065,800

Utah – 0.0%
Utah GO Series 2009 C 5.00%, 7/01/18	1,655	2,009,286

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	$3,021	$3,076,073
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	2,937	2,518,243
Norfolk VA GO NPFGC 5.00%, 3/01/14	3,065	3,464,553
Richmond VA GO 5.50%, 1/15/12	4,000	4,096,040

		13,154,909

Washington – 8.0%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,138,901
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,615,480
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Prerefunded/ETM)	120	124,408
Energy Northwest WA (Bonneville Power Admin) Series 2007 5.00%, 7/01/16	9,355	11,069,678
Series 2007C 5.00%, 7/01/16-7/01/17	9,895	11,734,379
Series 2008A 5.25%, 7/01/16	28,225	33,783,349
Series A 5.00%, 7/01/12-7/01/15	25,950	29,820,887
5.50%, 7/01/13	3,840	4,330,138
Series C 5.00%, 7/01/14-7/01/16	26,260	30,467,935
Series D 5.00%, 7/01/13	5,060	5,637,447
AMBAC Series A 5.00%, 7/01/18	5,040	5,786,626
5.25%, 7/01/11	4,385	4,544,044
NPFGC Series A 5.25%, 7/01/13	6,545	7,336,160
5.50%, 7/01/12	1,945	2,111,375
5.75%, 7/01/17-7/01/18	9,455	10,270,753
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	53,690	59,383,857

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA 5.00%, 6/01/22	$1,995	$2,257,522
Series 2010C 5.00%, 2/01/17	2,590	2,856,382
Seattle WA Mun Light & Pwr 5.625%, 12/01/12 (Prerefunded/ETM)	2,395	2,414,998
5.625%, 12/01/14 (Prerefunded/ETM)	2,345	2,364,581
5.625%, 12/01/16 (Prerefunded/ETM)	1,850	1,865,448
AGM 5.00%, 8/01/13	10,035	11,196,752
Tacoma WA Elec Sys 5.00%, 1/01/15	20,945	23,925,683
Washington St GO 5.00%, 7/01/15	5,405	6,326,552
Series 2003A 5.00%, 7/01/13 (Prerefunded/ETM)	5,000	5,390,850
Series 2007A 5.00%, 7/01/14	6,260	7,186,543
Series A 5.00%, 7/01/13	10,330	11,511,855
Series B 5.00%, 7/01/13	7,485	8,349,747
Series C 5.00%, 1/01/13 (Prerefunded/ETM)	5,000	5,056,400
5.00%, 1/01/14-1/01/17	46,490	53,213,496
Series D 5.00%, 1/01/14	2,655	3,005,327
AMBAC 5.00%, 1/01/12-1/01/14	32,625	35,787,535
AMBAC Series A 5.00%, 1/01/14	8,810	9,957,326
AMBAC Series C 5.00%, 1/01/15-1/01/16	17,610	20,520,188
AMBAC Series E 5.00%, 1/01/13-1/01/14	8,775	9,788,523
NPFGC Series 2004A 5.00%, 7/01/13	2,050	2,284,541
Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) 5.25%, 10/01/14	3,975	3,975,000

		448,390,666

Wisconsin – 1.9%
Wisconsin GO AGM Series B 5.25%, 5/01/17 (Prerefunded/ETM)	2,000	2,056,900
AMBAC Series 1 5.00%, 5/01/16	4,890	5,775,775

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 1 5.25%, 5/01/13	$4,545	$5,061,357
NPFGC Series 2 5.00%, 5/01/14	19,965	22,745,326
NPFGC Series A 5.00%, 5/01/13	12,570	13,918,132
NPFGC Series B 5.00%, 5/01/11-5/01/13	16,640	17,463,810
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	6,124,855
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,881,353
AMBAC Series B 5.00%, 7/01/13	4,270	4,752,382
NPFGC-RE 5.00%, 7/01/16	6,885	8,093,317
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,375,060

		103,248,267

Total Long-Term Municipal Bonds (cost $4,999,603,564)		5,252,394,116

AGENCIES – 4.1%
Other – 4.1%
Federal Home Loan Banks 1.50%, 1/16/13	63,195	64,424,648
1.75%, 8/22/12	110,000	112,508,110
2.25%, 4/13/12	50,000	51,367,550

Total Agencies (cost $224,939,533)		228,300,308

Total Investments – 98.3% (cost $5,224,543,097)		5,480,694,424
Other assets less liabilities – 1.7%		92,961,313

Net Assets – 100.0%		$5,573,655,737

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,046,106

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

(b)	When-Issued or delayed delivery security.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Variable rate coupon, rate shown as of September 30, 2010.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.

As of September 30, 2010, the Portfolio held 28.1% of net assets in insured bonds (of this amount 6.9% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
EDC	– Economic Development Corporation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GAN	– Grant Anticipation Note
GO	– General Obligation
HFA	– Housing Finance Authority
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
LID	– Local Improvement District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
PFC	– Passenger Facility Charge
RTA	– Regional Transportation Authority

See notes to financial statements

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.5%
Long-Term Municipal Bonds – 94.5%
New York – 70.5%
Albany Cnty Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,731,136
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	405	411,237
Erie Cnty NY IDA (Buffalo NY SD) AGM 5.00%, 5/01/14	1,120	1,248,800
5.75%, 5/01/24	1,520	1,657,864
AGM Series A 5.00%, 5/01/16	1,210	1,379,920
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	3,085	3,529,518
NPFGC Series D 5.00%, 9/01/12	10,115	10,862,701
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,590	39,166,956
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/16-11/15/17	6,645	7,622,022
AMBAC Series A 5.50%, 11/15/18	5,325	5,738,167
AMBAC Series B 5.00%, 7/01/20 (Prerefunded/ETM)	535	536,546
NPFGC Series E 5.00%, 11/15/10	10,150	10,198,618
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	8,085,751
NPFGC Series A 5.00%, 11/15/11	1,865	1,954,016
5.25%, 11/15/13	2,660	2,997,554
NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	12,965	15,335,260
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,335	1,392,966
AMBAC Series A 6.00%, 7/01/11	1,000	1,040,280
NPFGC-RE Series A 6.00%, 7/01/12-7/01/13	2,000	2,226,710

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nassau Cnty NY IDA (No. Shore L.I. Jewish Obl Grp) 5.625%, 11/01/10	$140	$140,458
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,151,988
AMBAC Series B 5.00%, 11/15/14	3,595	4,034,381
AMBAC Series H 5.25%, 11/15/13	1,745	1,982,547
New York Bridge Auth 5.00%, 1/01/17	4,575	4,777,078
New York NY GO 5.00%, 8/01/13-8/01/18	24,010	27,562,628
5.25%, 9/01/14-9/01/16	23,140	27,134,863
5.50%, 8/01/13	8,055	8,912,374
Series 04G 5.00%, 8/01/12	3,910	4,211,617
Series 2005M 5.00%, 4/01/12	8,140	8,675,616
Series A 5.25%, 8/01/17	5,705	6,335,745
Series C 5.00%, 1/01/16	4,410	5,117,188
5.50%, 8/01/14-9/15/19	6,970	7,678,668
5.50%, 9/15/19 (Prerefunded/ETM)	900	1,028,232
Series E 5.00%, 8/01/16	5,500	6,428,785
Series F 5.25%, 8/01/16	3,335	3,414,340
Series G 5.00%, 8/01/11	1,000	1,037,290
Series H 5.00%, 8/01/11	1,080	1,120,273
Series I 5.00%, 8/01/14	2,700	3,087,585
AGM 5.25%, 8/01/12-8/01/14	13,615	14,854,971
NPFGC 5.00%, 8/01/16	2,350	2,661,869
5.75%, 8/01/11	7,570	7,898,840
NPFGC-RE 5.00%, 8/01/13	2,750	3,063,473
New York NY Hlth & Hosp Corp. 5.00%, 2/15/14	10,215	11,230,575
New York NY IDA 5.75%, 11/01/12 (Prerefunded/ETM)	1,655	1,678,203

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	$3,375	$2,868,750
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/22	40,390	46,564,023
5.50%, 6/15/17	2,460	2,563,640
Series FF 5.00%, 6/15/25	24,730	28,682,349
New York NY Trnsl Fin Auth 5.00%, 11/01/11-11/01/15	52,775	58,926,092
5.25%, 8/01/14-2/01/21	4,930	5,521,860
5.25%, 5/01/17 (Prerefunded/ETM)	1,000	1,028,860
5.25%, 2/01/20 (Prerefunded/ETM)	2,770	3,076,113
5.50%, 2/01/17 (Prerefunded/ETM)	3,360	3,450,888
Series 02A 5.50%, 11/01/26(a)	17,885	18,754,926
Series 2003E 5.25%, 2/01/21 (Prerefunded/ETM)	1,965	2,182,152
Series B 5.25%, 2/01/29(a)	18,175	18,446,534
Series C 5.25%, 2/01/13	5,010	5,520,669
NPFGC 5.25%, 2/01/20	3,655	3,998,241
NPFGC Series 2003E 5.25%, 2/01/21	35	38,203
NPFGC-RE 5.00%, 11/01/13	18,405	20,740,226
5.50%, 11/01/13	7,075	7,801,744
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,962,165
New York St Dormitory Auth 5.00%, 11/01/11 (Prerefunded/ETM)	1,175	1,179,042
5.00%, 11/01/11	2,700	2,708,829
5.375%, 7/01/19 (Prerefunded/ETM)	1,400	1,519,798
FGIC 5.50%, 7/01/17 (Prerefunded/ETM)	1,640	1,702,894
5.50%, 7/01/20 (Prerefunded/ETM)	1,000	1,038,350
NPFGC 5.20%, 2/15/16	1,000	1,146,330
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,500

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	$12,195	$13,439,988
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,079,180
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,526,573
New York St Dormitory Auth (New York Medical College) NPFGC 5.25%, 7/01/11	1,085	1,087,376
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,622,025
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	30,329,968
AGM 5.00%, 2/15/16	3,830	4,409,173
5.75%, 8/15/11	5	5,018
NPFGC 5.00%, 8/15/17	480	480,211
NPFGC Series 1998D 5.25%, 2/15/13	110	110,163
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,039,730
4.00%, 2/15/13-8/15/15	9,035	9,726,873
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23	4,960	5,289,989
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12-3/15/18	65,800	76,839,022
Series 2008 A 5.00%, 3/15/20	4,750	5,559,067
Series 2009 D 5.00%, 6/15/18-6/15/20	9,230	11,080,103
Series G 5.00%, 3/15/17-3/15/18	15,885	18,926,330
AGM 5.00%, 3/15/13	2,525	2,790,277

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.00%, 3/15/15	$1,650	$1,910,486
NPFGC-RE 5.50%, 3/15/14	4,750	5,251,457
New York St Dormitory Auth (New York Univ) NPFGC 5.00%, 7/01/11	1,815	1,871,574
5.75%, 7/01/12	1,540	1,668,559
NPFGC Series A 6.00%, 7/01/18	1,000	1,245,640
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,024,200
AMBAC Series B 5.25%, 7/01/19	1,325	1,355,488
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,836,238
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series C 0.705%, 4/01/34(b)(c)(d)	17,725	13,436,241
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	30,070	33,420,073
5.75%, 6/15/11	745	773,139
Series 2009 A 5.25%, 6/15/24	7,300	8,609,693
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,190,942
New York St Envrn Fac Corp. (New York St SRF) 5.20%, 12/15/15	225	225,675
5.375%, 11/15/18	1,485	1,529,208
5.875%, 7/15/20	4,560	4,576,142
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(e)	1,980	5,940
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	26,827,485
AGM 5.00%, 4/01/13	4,230	4,682,441

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	$2,455	$2,456,620
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,350,986
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	895	1,043,024
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,782,205
Series 2010A 5.00%, 3/15/24-3/15/25	21,900	25,397,368
AGM 5.00%, 3/15/14-3/15/15	8,840	10,152,993
AGM Series 2005A 5.00%, 3/15/18	1,035	1,164,530
AMBAC 5.00%, 3/15/15	10,170	11,775,538
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AGM 5.00%, 4/01/12	1,415	1,506,055
New York St Thruway Auth (New York St Thruway Auth Gen) 4.00%, 7/15/11	48,785	50,158,786
AMBAC 5.00%, 1/01/13-1/01/14	12,285	13,521,606
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) 5.00%, 4/01/17	21,620	25,476,576
AGM Series 5B 5.00%, 4/01/14	64,440	73,137,467
AMBAC 5.25%, 4/01/11-4/01/14	20,665	22,171,579
NPFGC 5.00%, 4/01/24	1,060	1,162,417
5.25%, 4/01/12-4/01/14	13,930	15,505,092
NPFGC Series C 5.25%, 4/01/11	4,625	4,736,509
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	27,025	30,492,378
New York St UDC (New York St Lease UDC Svc Cont) 5.00%, 1/01/19	3,525	4,084,981

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	$2,045	$2,397,967
AMBAC 5.00%, 12/15/20	6,265	7,104,949
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Prerefunded/ETM)	4,670	5,202,427
Onondaga Cnty NY GO 5.70%, 4/01/11 (Prerefunded/ETM)	1,830	1,878,696
5.70%, 4/01/11	770	790,413
Port Authority of NY & NJ NPFGC-RE 5.125%, 11/15/15	1,355	1,360,854
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,199,501
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,610,580
5.50%, 6/01/15-6/01/16	16,755	17,268,436
Series 2008 5.00%, 6/01/12	8,000	8,555,520
Series A-1 5.50%, 6/01/15	1,700	1,706,256
Series B-1C 5.50%, 6/01/14	14,970	15,020,149
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,864,889
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11-1/01/20	50,010	57,866,063
5.25%, 11/15/12-1/01/17	19,480	21,476,568
5.50%, 1/01/12 (Prerefunded/ETM)	5,825	6,035,049
5.50%, 1/01/17 (Prerefunded/ETM)	9,370	10,906,024
NPFGC 5.125%, 1/01/18 (Prerefunded/ETM)	8,165	8,227,544
5.25%, 11/15/15	3,145	3,735,065
Triborough Brdg & Tunl Auth NY (New York St Lease Nyc Conv Ctr) 6.00%, 1/01/11	1,490	1,509,966
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16	6,490	7,356,480
Series 2010B 5.00%, 9/01/17-9/01/18	9,010	10,228,559
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	929,487

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yonkers NY GO NPFGC 5.00%, 8/01/12-8/01/14	$7,925	$8,635,556

		1,390,627,182

Alabama – 0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,169,048

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	550	540,337

California – 4.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,884,200
Series A 5.00%, 7/01/18-7/01/20	27,975	33,129,544
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	26,250	28,695,975
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(f)	9,000	9,257,760
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,245	1,397,923

		78,365,402

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	635	691,363
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(c)	2,765	1,244,250

		1,935,613

District of Columbia – 0.3%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,494,069

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 5.5%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	$1,180	$1,227,389
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,640	36,828,038
Series 2010A 5.00%, 6/01/16	7,120	7,633,138
Dupree Lakes CDD FL 5.00%, 11/01/10	325	278,860
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	2,990	2,095,153
Series B-2 4.875%, 11/01/10	1,645	1,606,951
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(c)(e)	950	399,000
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/18	16,355	19,164,953
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	14,939,942
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,897
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(e)	955	431,068
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(e)	1,710	547,200
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGC Series A 5.00%, 10/01/16	3,500	3,801,105
AGM Series 2010A 5.00%, 10/01/17	1,270	1,372,476
Live Oak CDD FL Series 2010 7.36%, 11/01/20	750	774,690
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,410,517

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Aviation (Miami Intl Airport) 5.75%, 10/01/20	$1,435	$1,671,330
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,290	1,272,288
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35	90	90,474
Series 2010A-2 6.125%, 5/01/35(a)	180	116,787
Series 2010B 5.125%, 5/01/17(a)	416	333,681
Series 4B 5.125%, 5/01/09(e)	185	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,845	1,498,878
Paseo CDD FL 5.00%, 2/01/11(c)(e)	860	197,800
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,953,646
Quarry CDD FL (The) 5.25%, 5/01/16	1,830	1,554,969
Six Mile Creek CDD FL 5.50%, 5/01/17(c)	1,165	378,625
Sterling Hill CDD FL Series B 5.50%, 11/01/10	165	131,997
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	4,300	1,806,000
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(e)	1,475	472,000
Venetian CDD FL Series B 5.95%, 5/01/12	175	172,120
Verano CDD FL Series B 5.00%, 11/01/13	1,750	1,299,235

		108,510,207

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,615,863

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.2%
Guam Department of Education (COP) Series 2010A 6.00%, 12/01/20	$1,625	$1,626,073
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,189,959

		3,816,032

Illinois – 0.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,695	1,210,095
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	1,307	774,920
Cortland IL SSA #10 5.125%, 3/01/14	2,891	2,713,261
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	745	707,854

		5,406,130

Indiana – 0.6%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	11,760,590

Louisiana – 0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22	1,515	988,901
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	1,155	1,109,170
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	1,067,505

		3,165,576

Nevada – 0.7%
Clark Cnty NV Arpt AGM Series C 2009 5.00%, 7/01/23	7,400	8,026,040
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,181,788
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.625%, 3/01/12(c)	535	354,844
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	1,360	1,365,875

		13,928,547

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 0.4%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	$7,125	$7,627,740

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,667,414
5.375%, 1/01/17	2,285	2,457,654
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,653,034

		6,778,102

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,315	1,241,965
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,830	5,245,380

		6,487,345

Pennsylvania – 1.4%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	9,346,744
Philadelphia PA Parking Auth 5.00%, 9/01/16-9/01/21	14,925	16,344,426
5.25%, 9/01/23	2,075	2,264,053

		27,955,223

Puerto Rico – 6.9%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	13,768,859
5.50%, 7/01/16-7/01/19	15,645	18,099,925
Series 2010AAA 5.25%, 7/01/21	8,575	9,690,522
Series 2010ZZ 5.25%, 7/01/22	7,900	8,852,029
NPFGC 5.50%, 7/01/16	3,695	4,241,454
Puerto Rico GO 5.00%, 7/01/13	4,980	5,353,997
5.25%, 7/01/14	1,305	1,417,687
Puerto Rico Govt Dev Bank 5.00%, 12/01/11-12/01/14	12,470	13,204,671
Series B 5.00%, 12/01/13	4,410	4,789,921

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 2009 4.75%, 12/01/15	$7,460	$7,769,963
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.173%, 7/01/28(b)	1,090	700,903
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Prerefunded/ETM)	5	5,177
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,043,290
5.75%, 7/01/15	4,245	4,729,100
Series C 5.25%, 7/01/11	1,780	1,832,706
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	1,405	1,457,631
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,163,642
Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	11,300	11,733,807
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,088,973

		135,944,257

South Carolina – 0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(c)(e)	1,159	405,650

Tennessee – 0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	18,212,649

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15	1,537	1,565,020
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	1,444	1,238,114

		2,803,134

Washington – 0.6%
Port of Seattle WA 5.00%, 2/01/21	11,010	11,904,012

Total Long-Term Municipal Bonds (cost $1,772,345,405)		1,863,452,708

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGENCIES – 3.7%
Other – 3.7%
Federal Home Loan Banks 1.50%, 1/16/13 (cost $71,936,451)	$72,000	$73,400,976

Total Investments – 98.2% (cost $1,844,281,856)		1,936,853,684
Other assets less liabilities – 1.8%		34,595,242

Net Assets – 100.0%		$1,971,448,926

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.

(b)	Variable rate coupon, rate shown as of September 30, 2010.

(c)	Illiquid security.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2010 and the aggregate market value of this security amounted to $13,436,241 or 0.68% of net assets.

(e)	Security is in default and is non-income producing.

(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2010.

As of September 30, 2010, the Portfolio held 26.1% of net assets in insured bonds (of this amount 3.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
SD	– School District
SFMR	– Single Family Mortgage Revenue
SID	– Special Improvement District
SRF	– State Revolving Fund
SSA	– Special Services Area
UDC	– Urban Development Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities at value	$1,138,661,754		$5,480,694,424	$1,936,853,684
Cash in bank	23,687,834		67,830,022	10,024,651
Receivables:
Interest	16,216,091		67,055,764	24,144,482
Investment securities sold	13,846,580		10,855,325	345,000
Capital shares sold	1,331,431		15,000,122	4,434,511
Unrealized appreciation of interest rate swap agreements	– 0	–	1,046,106	– 0	–

Total assets	1,193,743,690		5,642,481,763	1,975,802,328

Liabilities
Payables:
Dividends to shareholders	975,954		4,324,520	1,552,169
Investment securities purchased	14,743,703		55,552,201	– 0	–
Capital shares redeemed	1,692,374		6,050,262	1,657,468
Management fee	480,298		1,976,397	769,980
Shareholder servicing fee	91,718		424,331	144,103
Distribution fee	30,283		158,432	89,591
Transfer Agent fee	15,920		31,228	7,573
Accrued expenses	101,088		308,655	132,518

Total liabilities	18,131,338		68,826,026	4,353,402

Net Assets	$1,175,612,352		$5,573,655,737	$1,971,448,926

Cost of investments	$1,086,770,140		$5,224,543,097	$1,844,281,856

Net Assets Consist of:
Capital stock, at par	$79,190		$377,928	$135,721
Additional paid-in capital	1,112,159,655		5,288,570,342	1,871,891,173
Undistributed net investment income/(excess distributions)	(147,790)		(73,826)	4,122
Accumulated net realized gain on investment transactions	11,629,683		27,583,860	6,846,082
Net unrealized appreciation of investments and interest rate swaps	51,891,614		257,197,433	92,571,828

	$1,175,612,352		$5,573,655,737	$1,971,448,926

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio

Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,103,565,226	$5,129,063,171	$1,745,720,324
Shares of capital stock outstanding	74,336,549	347,791,664	120,177,039

Net asset value and offering price per share	$14.85	$14.75	$14.53

Class A Shares
Net Assets	$49,943,725	$346,040,429	$161,498,765
Shares of capital stock outstanding	3,364,489	23,456,223	11,121,540

Net asset value and redemption price per share	$14.84	$14.75	$14.52
Sales charge—3.00% of public offering price	0.46	0.46	0.45

Maximum offering price	$15.30	$15.21	$14.97

Class B Shares
Net Assets	$491,305	$1,556,104	$1,118,123
Shares of capital stock outstanding	33,099	105,440	77,036

Net asset value and offering price per share	$14.84	$14.76	$14.51

Class C Shares
Net Assets	$21,612,096	$96,996,033	$63,111,714
Shares of capital stock outstanding	1,455,917	6,574,713	4,345,626

Net asset value and offering price per share	$14.84	$14.75	$14.52

See notes to financial statements.

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2010

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$47,295,468		$199,385,924	$69,762,563

Total income	47,295,468		199,385,924	69,762,563

Expenses:
Management fee (see Note 2A)	6,025,615		23,605,032	9,099,731
Shareholder servicing fee (see Note 2B)	1,163,905		5,176,769	1,752,608
Custodian fee	195,414		291,023	217,243
Transfer Agent fee—Non-Retail Class	32,122		135,202	43,312
Transfer Agent fee—Class A	21,195		59,448	33,761
Transfer Agent fee—Class B	877		1,433	1,601
Transfer Agent fee—Class C	10,600		20,840	15,201
Distribution fees—Class A	129,001		640,882	333,543
Distribution fees—Class B	10,656		21,927	23,453
Distribution fees—Class C	199,437		659,919	449,174
Registration fees	33,940		376,402	70,173
Directors’ fees and expenses	41,098		180,124	62,176
Legal fees	37,472		162,973	63,173
Auditing and tax fees	39,711		139,645	52,440
Printing fees	5,615		97,366	42,441
Miscellaneous	47,709		110,012	65,722

Total expenses	7,994,367		31,678,997	12,325,752

Net investment income	39,301,101		167,706,927	57,436,811

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	11,723,626		28,632,460	6,973,886
Swap transactions	– 0	–	729,463	– 0	–

Net realized gain on investment transactions	11,723,626		29,361,923	6,973,886

Net change in unrealized appreciation/depreciation of:
Investments	15,998,191		64,847,619	21,758,438
Swap transactions	– 0	–	(229,387)	– 0	–

Net change in unrealized appreciation/depreciation of investments and swaps	15,998,191		64,618,232	21,758,438

Net realized and unrealized gain on investment transactions	27,721,817		93,980,155	28,732,324

Net Increase in Net Assets Resulting from Operations	$67,022,918		$261,687,082	$86,169,135

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,301,101	$41,809,136
Net realized gain on investment transactions	11,723,626	3,694,936
Net change in unrealized appreciation/ (depreciation) of investments	15,998,191	49,693,861

Net increase in net assets resulting from operations	67,022,918	95,197,933
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(37,546,305)	(40,178,779)
Class A	(1,276,934)	(1,088,376)
Class B	(24,100)	(98,602)
Class C	(453,762)	(443,379)
Distributions from net realized gain on investment transactions
Municipal Class	(3,358,770)	(3,473,589)
Class A	(105,992)	(82,546)
Class B	(4,067)	(14,778)
Class C	(53,871)	(49,331)

Total dividends and distributions to shareholders	(42,823,801)	(45,429,380)

Capital-Share Transactions:
Net proceeds from sales of shares	318,013,688	343,093,556
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	11,997,045	11,980,907

Total proceeds from shares sold	330,010,733	355,074,463
Cost of shares redeemed	(395,279,356)	(605,519,909)

Net decrease in net assets from capital-share transactions	(65,268,623)	(250,445,446)

Net decrease in net assets	(41,069,506)	(200,676,893)
Net Assets:
Beginning of period	1,216,681,858	1,417,358,751

End of period(a)	$1,175,612,352	$1,216,681,858

(a) Includes distributions in excess of net investment income of:	$(147,790)	$(147,790)

See notes to financial statements.

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations:
Net investment income	$167,706,927	$163,158,632
Net realized gain on investment transactions	29,361,923	8,237,814
Net change in unrealized appreciation/ (depreciation) of investments	64,618,232	243,059,018

Net increase in net assets resulting from operations	261,687,082	414,455,464
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(160,921,785)	(160,369,688)
Class A	(6,056,470)	(2,255,353)
Class B	(47,919)	(194,865)
Class C	(1,468,315)	(947,088)
Distributions from net realized gain on investment transactions
Municipal Class	(8,097,672)	(4,726,550)
Class A	(225,936)	(50,777)
Class B	(3,489)	(10,464)
Class C	(28,509)	(34,136)

Total dividends and distributions to shareholders	(176,850,095)	(168,588,921)

Capital-Share transactions:
Net proceeds from sales of shares	1,871,940,581	1,714,287,037
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	42,846,429	35,794,846

Total proceeds from shares sold	1,914,787,010	1,750,081,883
Cost of shares redeemed	(1,532,288,475)	(2,046,032,899)

Net increase (decrease) in net assets from capital-share transactions	382,498,535	(295,951,016)

Net increase (decrease) in net assets	467,335,522	(50,084,473)
Net Assets:
Beginning of period	5,106,320,215	5,156,404,688

End of period(a)	$5,573,655,737	$5,106,320,215

(a) Includes distributions in excess of net investment income of:	$(73,826)	$(71,380)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2010	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,436,811	$56,860,476
Net realized gain on investment transactions	6,973,886	4,404,932
Net change in unrealized appreciation/ (depreciation) of investments	21,758,438	92,447,919

Net increase in net assets resulting from operations	86,169,135	153,713,327
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(53,367,691)	(54,703,866)
Class A	(3,086,952)	(1,461,999)
Class B	(49,085)	(194,814)
Class C	(938,311)	(497,901)
Distributions from net realized gain on investment transactions
Municipal Class	(3,893,235)	(5,313,775)
Class A	(175,553)	(128,354)
Class B	(6,688)	(33,459)
Class C	(74,274)	(58,541)

Total dividends and distributions to shareholders	(61,591,789)	(62,392,709)

Capital-Share transactions:
Net proceeds from sales of shares	583,887,177	471,500,068
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,670,082	20,116,117

Total proceeds from shares sold	602,557,259	491,616,185
Cost of shares redeemed	(449,871,015)	(673,942,526)

Net increase (decrease) in net assets from capital-share transactions	152,686,244	(182,326,341)

Net increase (decrease) in net assets	177,263,590	(91,005,723)
Net Assets:
Beginning of period	1,794,185,336	1,885,191,059

End of period(a)	$1,971,448,926	$1,794,185,336

(a) Includes undistributed net investment income of:	$4,122	$4,122

See notes to financial statements.

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2010:

California Municipal Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$1,138,527,754	$134,000	$1,138,661,754

Total Investments in Securities	—	1,138,527,754	134,000	1,138,661,754
Other Financial Instruments*	—	—	—	—

Total	$—	$1,138,527,754	$134,000	$1,138,661,754

Diversified Municipal Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$5,250,237,466	$2,156,650	$5,252,394,116
Agencies	—	228,300,308	—	228,300,308

Total Investments in Securities	—	5,478,537,774	2,156,650	5,480,694,424
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts	—	1,046,106	—	1,046,106
Liabilities	—	—	—	—

Total	$—	$5,479,583,880	$2,156,650	$5,481,740,530

New York Municipal Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$1,863,452,708	$—	$1,863,452,708
Agencies	—	73,400,976	—	73,400,976

Total Investments in Securities	—	1,936,853,684	—	1,936,853,684
Other Financial Instruments*	—	—	—	—

Total	$—	$1,936,853,684	$—	$1,936,853,684

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

Following is a reconciliation of investments in which significant observable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the period.

California Municipal Portfolio	Long-Term Municipal Bonds	Total
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(223,847)	(223,847)
Net purchases (sales)	—	—
Transfers in to level 3	357,847	357,847
Transfers out of level 3	—	—

Balance as of 9/30/10	$134,000	$134,000

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(223,847)	$(223,847)

Diversified Municipal Portfolio	Long-Term Municipal Bonds	Total
Balance as of 9/30/09	$—	$—
Accrued discounts/premiums	891	891
Realized gain (loss)	762,032	762,032
Change in unrealized appreciation/depreciation	(2,109,695)	(2,109,695)
Net purchases (sales)	(252,029)	(252,029)
Transfers in to level 3	3,755,451	3,755,451
Transfers out of level 3	—	—

Balance as of 9/30/10	$2,156,650	$2,156,650

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10**	$(1,599,692)	$(1,599,692)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pay the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: California Municipal Portfolio, $17,927; Diversified Municipal Portfolio, $36,621; and New York Portfolio, $21,654 for year ended September 30, 2010.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$512,117	$1,028,271
Diversified Municipal	476,298	1,695,587
New York Municipal	760,822	1,361,057

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio shares.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. Purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2010, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
California Municipal	$29	$1,282	$1,284	$4,942
Diversified Municipal	3,208	17,970	776	10,832
New York Municipal	327	2,888	2,131	9,654

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2009 through September 30, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$354,151,265	$48,597,317	$415,829,356	$48,579,048
Diversified Municipal	1,106,216,138	463,750,493	772,658,937	360,594,395

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
New York Municipal	$358,888,063	$144,493,728	$217,183,038	$113,588,062

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,086,770,140	$67,308,856	$(15,417,242)	$51,891,614
Diversified Municipal	5,224,543,223	318,181,270	(62,030,069)	256,151,201
New York Municipal	1,844,281,856	114,207,165	(21,635,337)	92,571,828

B. Derivative Financial Instruments

The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on an exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

For the year ended September 30, 2010, none of the Portfolios had transactions in futures contracts.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the year ended September 30, 2010, the Diversified Municipal Portfolio entered into interest rate swap contracts for hedging purposes.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

At September 30, 2010, the Portfolios had entered into the following derivatives:

Diversified Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,046,106

Total		$1,046,106

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$729,463	$(229,387)

Total		$729,463	$(229,387)

For the year ended September 30, 2010, the average monthly principal amount of interest rate swap contracts was $22,255,000.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

California Municipal	2010	2009
Distributions paid from:
Ordinary income	$350,567	$121,294
Net long-term capital gains	3,522,700	3,620,244

Total taxable distributions paid	3,873,267	3,741,538
Tax exempt distributions	38,950,534	41,687,842

Total distributions paid	$42,823,801	$45,429,380

Diversified Municipal
Distributions paid from:
Ordinary income	$4,790,016	$889,666
Net long-term capital gains	8,355,606	4,821,927

Total taxable distributions paid	13,145,622	5,711,593
Tax exempt distributions	163,704,473	162,877,328

Total distributions paid	$176,850,095	$168,588,921

New York Municipal
Distributions paid from:
Ordinary income	$1,263,287	$156,439
Net long-term capital gains	4,149,750	5,534,129

Total taxable distributions	5,413,037	5,690,568
Tax exempt distributions	56,178,752	56,702,141

Total distributions paid	$61,591,789	$62,392,709

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Ordinary Income(a)	Long-Term Capital Gains	Accumulated Capital and Other Gains (Losses)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$1,021,614	$11,629,683	$	– 0	–	$51,891,614	$64,542,911
Diversified Municipal	6,750,770	25,809,804		– 0	–	257,098,639	289,659,213
New York Municipal	2,281,986	6,120,387		– 0	–	92,571,828	100,974,201

(a)	Includes tax exempt income as shown below:

California Municipal	$ 1,021,614
Diversified Municipal	4,976,589
New York Municipal	1,556,291

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and swap income (loss) accrual.
(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to current year dividend payable.

NOTE 5.

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio’s investments or performance. The California Municipal Portfolio and the New York Municipal Portfolio are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of its assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically,

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio’s’ have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Portfolio for the years ended September 30, 2010 and September 30, 2009, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Municipal Class Shares
Shares sold	19,538,019	22,385,024	$283,351,499	$315,571,544

Shares issued to shareholders on reinvestment of dividends and distributions	750,230	781,923	10,888,815	10,954,283

Shares redeemed	(25,308,639)	(41,466,145)	(368,505,763)	(582,613,990)

Net decrease	(5,020,390)	(18,299,198)	(74,265,449)	(256,088,163)

Beginning of period	79,356,939	97,656,137	1,115,831,938	1,371,920,101

End of period	74,336,549	79,356,939	$1,041,566,489	$1,115,831,938

Class A Shares
Shares sold	1,952,019	1,430,823	$28,357,175	$20,172,080

Shares issued to shareholders on reinvestment of dividends and distributions	52,751	46,547	766,988	656,260

Shares converted from Class B	87,742	248,877	1,273,307	3,513,564

Shares redeemed	(1,554,344)	(1,035,963)	(22,477,316)	(14,601,764)

Net increase	538,168	690,284	7,920,154	9,740,140

Beginning of period	2,826,321	2,136,037	40,724,021	30,983,881

End of period	3,364,489	2,826,321	$48,644,175	$40,724,021

Class B Shares
Shares sold	1,207	6,790	$17,716	$94,974

Shares issued to shareholders on reinvestment of dividends and distributions	971	4,505	14,059	63,062

Shares converted to Class A	(87,728)	(248,826)	(1,273,307)	(3,513,564)

Shares redeemed	(10,071)	(90,586)	(146,027)	(1,266,667)

Net decrease	(95,621)	(328,117)	(1,387,559)	(4,622,195)

Beginning of period	128,720	456,837	2,288,041	6,910,236

End of period	33,099	128,720	$900,482	$2,288,041

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Class C Shares
Shares sold	344,757	265,539	$5,013,991	$3,741,394

Shares issued to shareholders on reinvestment of dividends and distributions	22,502	21,852	327,183	307,302

Shares redeemed	(197,541)	(248,485)	(2,876,943)	(3,523,924)

Net increase	169,718	38,906	2,464,231	524,772

Beginning of period	1,286,199	1,247,293	18,669,669	18,144,897

End of period	1,455,917	1,286,199	$21,133,900	$18,669,669

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Municipal Class Shares
Shares sold	105,428,472	114,007,924	$1,528,297,377	$1,608,880,194

Shares issued to shareholders on reinvestment of dividends and distributions	2,577,871	2,384,422	37,423,795	33,529,930

Shares redeemed	(100,325,024)	(143,121,128)	(1,457,584,270)	(2,005,188,579)

Net increase (decrease)	7,681,319	(26,728,782)	108,136,902	(362,778,455)

Beginning of period	340,110,345	366,839,127	4,744,481,162	5,107,259,617

End of period	347,791,664	340,110,345	$4,852,618,064	$4,744,481,162

Class A Shares
Shares sold	19,389,991	5,632,414	$282,113,041	$79,699,152

Shares issued to shareholders on reinvestment of dividends and distributions	303,563	109,392	4,420,151	1,547,978

Shares converted from Class B	124,144	510,274	1,793,372	7,210,904

Shares redeemed	(4,257,420)	(1,725,381)	(61,794,167)	(24,328,771)

Net increase	15,560,278	4,526,699	226,532,397	64,129,263

Beginning of period	7,895,945	3,369,246	112,737,667	48,608,404

End of period	23,456,223	7,895,945	$339,270,064	$112,737,667

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Class B Shares
Shares sold	33,404	102,114	$485,262	$1,423,986

Shares issued to shareholders on reinvestment of dividends and distributions	2,553	9,882	37,040	138,691

Shares converted to Class A	(124,126)	(510,222)	(1,793,372)	(7,210,904)

Shares redeemed	(35,599)	(217,609)	(516,543)	(3,059,688)

Net decrease	(123,768)	(615,835)	(1,787,613)	(8,707,915)

Beginning of period	229,208	845,043	3,948,656	12,656,571

End of period	105,440	229,208	$2,161,043	$3,948,656

Class C Shares
Shares sold	4,068,799	1,211,019	$59,251,529	$17,072,801

Shares issued to shareholders on reinvestment of dividends and distributions	66,331	40,984	965,443	578,247

Shares redeemed	(729,063)	(442,798)	(10,600,123)	(6,244,957)

Net increase	3,406,067	809,205	49,616,849	11,406,091

Beginning of period	3,168,646	2,359,441	45,565,978	34,159,887

End of period	6,574,713	3,168,646	$95,182,827	$45,565,978

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Municipal Class Shares
Shares sold	30,550,601	30,272,218	$436,089,944	$419,659,195

Shares issued to shareholders on reinvestment of dividends and distributions	1,091,697	1,351,313	15,595,558	18,543,632

Shares redeemed	(29,347,757)	(47,303,139)	(419,965,572)	(649,669,275)

Net increase (decrease)	2,294,541	(15,679,608)	31,719,930	(211,466,448)

Beginning of period	117,882,498	133,562,106	1,618,242,446	1,829,708,894

End of period	120,177,039	117,882,498	$1,649,962,376	$1,618,242,446

Class A Shares
Shares sold	7,641,772	2,175,967	$109,324,450	$30,205,332

Shares issued to shareholders on reinvestment of dividends and distributions	158,708	73,270	2,272,421	1,011,822

Shares converted from Class B	139,872	517,745	1,998,909	7,182,857

Shares redeemed	(1,520,110)	(897,051)	(21,721,363)	(12,398,895)

Net increase	6,420,242	1,869,931	91,874,417	26,001,116

Beginning of period	4,701,298	2,831,367	66,007,693	40,006,577

End of period	11,121,540	4,701,298	$157,882,110	$66,007,693

Class B Shares
Shares sold	5,956	26,340	$85,061	$359,331

Shares issued to shareholders on reinvestment of dividends and distributions	2,975	13,293	42,392	182,076

Shares converted to Class A	(139,907)	(517,944)	(1,998,909)	(7,182,857)

Shares redeemed	(30,826)	(159,047)	(439,734)	(2,189,314)

Net decrease	(161,802)	(637,358)	(2,311,190)	(8,830,764)

Beginning of period	238,838	876,196	4,210,614	13,041,378

End of period	77,036	238,838	$1,899,424	$4,210,614

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009

Class C Shares
Shares sold	2,542,756	1,010,061	$36,388,813	$14,093,353

Shares issued to shareholders on reinvestment of dividends and distributions	53,077	27,421	759,711	378,587

Shares redeemed	(401,425)	(181,570)	(5,745,437)	(2,502,185)

Net increase	2,194,408	855,912	31,403,087	11,969,755

Beginning of period	2,151,218	1,295,306	30,879,897	18,910,142

End of period	4,345,626	2,151,218	$62,282,984	$30,879,897

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

On October 21, 2010, the Board of Directors of the Fund approved an amended Investment Management Agreement for an additional annual term, which revised the fees payable by the Fund to the Adviser on behalf of the Diversified Municipal Portfolio as set forth below:

First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
0.500%	0.450%	0.400%	0.35%	0.300%

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Income From Investment Operations:
Investment income, net†	.43	.44	.44	.42	.42
Net realized and unrealized gain (loss) on investment transactions	.33	.63	(.22)	(.02)	(.03)

Total from investment operations	.76	1.07	.22	0.40	.39

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.43)	(.44)	(.44)	(.42)	(.42)
Distributions from net realized gain on investment transactions	(.04)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.48)	(.44)	(.42)	(.42)

Net asset value, end of period	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Total Return(a)	5.36%	7.82%	1.55%	2.87%	2.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$49,944	$41,130	$29,827	$20,163	$26,648
Average net assets (000 omitted)	$43,000	$34,945	$25,239	$22,420	$31,516
Ratio to average net assets of:
Expenses	.87	%(b)	.89%	.90%	.92%	.89	%(b)
Net investment income	2.97	%(b)	3.11%	3.10%	2.98%	2.96	%(b)
Portfolio turnover rate	33%	14%	26%	27%	23%

See footnote summary on page 109.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.55	$ 13.97	$ 14.18	$ 14.21	$ 14.24

Income From Investment Operations:
Investment income, net†	.32	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.34	.62	(.21)	(.03)	(.03)

Total from investment operations	.66	.96	.13	.29	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.33)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.04)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.38)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.84	$ 14.55	$ 13.97	$ 14.18	$ 14.21

Total Return(a)	4.62%	7.00%	.92%	2.08%	2.06%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$491	$1,873	$6,380	$10,293	$16,012
Average net assets (000 omitted)	$1,066	$4,073	$8,903	$13,111	$20,714
Ratio to average net assets of:
Expenses	1.61	%(b)	1.61%	1.60%	1.62%	1.60	%(b)
Net investment income	2.26	%(b)	2.42%	2.40%	2.27%	2.26	%(b)
Portfolio turnover rate	33%	14%	26%	27%	23%

See footnote summary on page 109.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Income From Investment Operations
Investment income, net†	.33	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.33	.63	(.22)	(.02)	(.03)

Total from investment operations	.66	.97	.12	.30	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.33)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.04)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.38)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Total Return(a)	4.64%	7.08%	.84%	2.15%	2.07%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21,612	$18,717	$17,416	$17,202	$22,253
Average net assets (000 omitted)	$19,944	$18,309	$17,306	$18,846	$24,550
Ratio to average net assets of:
Expenses	1.58	%(b)	1.60%	1.60%	1.62%	1.59	%(b)
Net investment income	2.28	%(b)	2.42%	2.40%	2.28%	2.26	%(b)
Portfolio turnover rate	33%	14%	26%	27%	23%

See footnote summary on page 109.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Income From Investment Operations:
Investment income, net†	.41	.44	.44	.42	.42
Net realized and unrealized gain (loss) on investment transactions	.24	.74	(.20)	(.02)	(.04)

Total from investment operations	0.65	1.18	0.24	.40	0.38

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.42)	(.44)	(.44)	(.42)	(.42)
Distributions from net realized gain on investment transactions	(.02)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(0.45)	(.44)	(.42)	(.42)

Net asset value, end of period	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Total Return(a)	4.55%	8.74%	1.70%	2.90%	2.75%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$346,040	$114,769	$46,537	$30,378	$64,074
Average net assets (000 omitted)	$213,627	$72,153	$34,879	$41,040	$71,431
Ratio to average net assets of:
Expenses	.79	%(b)	.82%	.82%	.88%	.89	%(b)
Net investment income	2.82	%(b)	3.11%	3.13%	3.02%	3.01	%(b)
Portfolio turnover rate	21%	12%	28%	18%	29%

See footnote summary on page 109.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.54	$ 13.82	$ 14.01	$ 14.03	$ 14.07

Income From Investment Operations:
Investment income, net†	.31	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.24	.73	(.19)	(.02)	(.04)

Total from investment operations	.55	1.07	.15	.30	.28

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.31)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.02)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.35)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.76	$ 14.54	$ 13.82	$ 14.01	$ 14.03

Total Return(a)	3.87%	7.91%	1.08%	2.19%	2.04%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,556	$3,333	$11,674	$23,751	$38,429
Average net assets (000 omitted)	$2,193	$7,976	$18,414	$30,432	$51,641
Ratio to average net assets of:
Expenses	1.53	%(b)	1.56%	1.53%	1.58%	1.58	%(b)
Net investment income	2.14	%(b)	2.43%	2.43%	2.32%	2.31	%(b)
Portfolio turnover rate	21%	12%	28%	18%	29%

See footnote summary on page 109.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Income From Investment Operations
Investment income, net†	.31	.34	.34	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.24	.74	(.20)	(.02)	(.04)

Total from investment operations	.55	1.08	.14	.30	.28

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.32)	(.34)	(.34)	(.32)	(.32)
Distributions from net realized gain on investment transactions	(.02)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.35)	(.34)	(.32)	(.32)

Net asset value, end of period	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Total Return(a)	3.82%	7.99%	1.00%	2.19%	2.04%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$96,996	$46,061	$32,593	$35,864	$46,625
Average net assets (000 omitted)	$65,992	$38,868	$34,110	$40,477	$55,806
Ratio to average net assets of:
Expenses	1.50	%(b)	1.53%	1.53%	1.58%	1.59	%(b)
Net investment income	2.13	%(b)	2.42%	2.43%	2.32%	2.31	%(b)
Portfolio turnover rate	21%	12%	28%	18%	29%

See footnote summary on page 109.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class A
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Income From Investment Operations:
Investment income, net†	.40	.42	.43	.43	.43
Net realized and unrealized gain (loss) on investment transactions	.20	.79	(.23)	(.02)	(.05)

Total from investment operations	.60	1.21	.20	.41	.38

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.40)	(.42)	(.43)	(.43)	(.43)
Distributions from net realized gain on investment transactions	(.03)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.46)	(.43)	(.43)	(.43)

Net asset value, end of period	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Total Return(a)	4.28%	9.15%	1.43%	3.03%	2.81%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$161,499	$67,472	$38,508	$26,914	$34,440
Average net assets (000 omitted)	$111,181	$47,909	$30,308	$30,564	$39,631
Ratio to average net assets of:
Expenses	.85	%(b)	.87%	.89%	.90%	.91	%(b)
Net investment income	2.78	%(b)	3.05%	3.09%	3.14%	3.14	%(b)
Portfolio turnover rate	18%	19%	24%	24%	21%

See footnote summary on page 109.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class B
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.35	$ 13.60	$ 13.82	$ 13.85	$ 13.89

Income From Investment Operations:
Investment income, net†	.30	.33	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	.19	.79	(.21)	(.03)	(.04)

Total from investment operations	.49	1.12	.12	.31	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.30)	(.33)	(.34)	(.34)	(.34)
Distributions from net realized gain on investment transactions	(.03)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.37)	(.34)	(.34)	(.34)

Net asset value, end of period	$ 14.51	$ 14.35	$ 13.60	$ 13.82	$ 13.85

Total Return(a)	3.47%	8.39%	.80%	2.24%	2.17%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,118	$3,426	$11,912	$21,340	$31,804
Average net assets (000 omitted)	$2,345	$8,161	$17,351	$26,557	$40,552
Ratio to average net assets of:
Expenses	1.59	%(b)	1.60%	1.60%	1.60%	1.61	%(b)
Net investment income	2.09	%(b)	2.39%	2.40%	2.44%	2.44	%(b)
Portfolio turnover rate	18%	19%	24%	24%	21%

See footnote summary on page 109.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class C
Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Income From Investment Operations
Investment income, net†	.30	.32	.33	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.20	.80	(.23)	(.02)	(.05)

Total from investment operations	.50	1.12	.10	.31	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.30)	(.33)	(.33)	(.33)	(.34)
Distributions from net realized gain on investment transactions	(.03)	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.37)	(.33)	(.33)	(.34)

Net asset value, end of period	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Total Return(a)	3.55%	8.39%	.72%	2.31%	2.09%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$63,112	$30,877	$17,618	$17,300	$22,482
Average net assets (000 omitted)	$44,917	$21,250	$17,493	$19,187	$28,661
Ratio to average net assets of:
Expenses	1.55	%(b)	1.57%	1.60%	1.60%	1.61	%(b)
Net investment income	2.08	%(b)	2.34%	2.40%	2.44%	2.44	%(b)
Portfolio turnover rate	18%	19%	24%	24%	21%

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Intermediate Municipal Retail Class shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2010. Each Portfolio designates the following amounts as capital gain dividends and exempt-interest dividends:

Portfolio	Capital Gain Dividends	Exempt-Interest Dividends
Diversified Municipal	$8,355,606	$163,704,473
California Municipal	3,522,700	38,950,534
New York Municipal	4,149,750	56,178,752

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2005. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 70 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # + 65 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy and Allied World Assurance Holdings

William Kristol, # + 57 (1994)	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation and the Institute for the Study of War

Donald K. Peterson, # 61 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America and Committee for Economic Development

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Rosalie J. Wolf, # + 69 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer, The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREFF and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Member of the Nominating, Governance and Compensation Committee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 56	President	See biography above.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the Senior Officer’s evaluation was completed on October 7, 2010 and discussed with the Board of Directors on October 15, 20 and 21, 2010.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

3	Jones v. Harris at 11.
4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio Diversified Municipal Portfolio[5] New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2010 and September 30, 2009 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)	09/30/09 Net Assets ($MM)
Tax-Managed International Portfolio	$4,860.5	$5,293.7
International Portfolio	$2,096.6	$2,397.3
Emerging Markets Portfolio	$1,917.6	$1,948.5
U.S. Government Short Duration Portfolio	$163.7	$172.8
Short Duration Plus Portfolio	$633.4	$511.5
Intermediate Duration Portfolio	$5,377.2	$5,005.5
Short Duration California Municipal Portfolio	$145.5	$109.1
Short Duration Diversified Municipal Portfolio	$592.9	$433.3
Short Duration New York Municipal Portfolio	$273.4	$235.4
California Municipal Portfolio	$1,177.1	$1,216.8
Diversified Municipal Portfolio	$5,574.4	$5,098.2
New York Municipal Portfolio	$1,971.8	$1,794.8

5

As a result of negotiations conducted between the Board of Directors and the Adviser during the October 21, 2010 meeting, an additional breakpoint was added to the proposed advisory fee schedule for Diversified Municipal Portfolio. The Portfolio’s amended fee schedule is as follows: 0.50% on the first $1 billion, 0.45% on the next $2 billion, 0.40% on the next $2 billion, 0.35% on the next $2 billion and 0.30% on the balance.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2010 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.916%	0.857%	0.060%
International Portfolio	0.948%	0.886%	0.062%
Emerging Markets Portfolio	1.190%	1.115%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio	0.459%	0.434%	0.026%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.492%	0.492%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	0.028%
New York Municipal Portfolio	0.475%	0.475%	0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2010:

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.13 1.76 2.50 2.47	% % % %

International Portfolio	Private Client Class A Class B Class C	1.17 1.55 2.33 2.27	% % % %

Emerging Markets Portfolio	Private Client	1.42%

U.S. Government Short Duration Portfolio	Private Client	0.62%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.96 1.71 1.67	% % % %

6	Annualized.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Total Expense Ratio 10/1/09 – 3/31/10
Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.64%

Short Duration Diversified Municipal Portfolio	Private Client	0.60%

Short Duration New York Municipal Portfolio	Private Client	0.60%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.87 1.60 1.58	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.54 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.59 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction,

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2010 net assets.

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$4,860.5	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.406%	0.857%

International Portfolio	$2,096.6	International Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.414%	0.886%

Emerging Markets Portfolio	$1,917.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.115%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

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Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[8]	$163.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.193%	0.450%

Short Duration Plus Portfolio	$633.4	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.141%	0.450%

Intermediate Duration Portfolio	$5,377.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.434%

Short Duration California Municipal Portfolio	$145.5	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.193%	0.450%

Short Duration Diversified Municipal Portfolio	$592.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.143%	0.450%

Short Duration New York Municipal Portfolio	$273.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

8	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,177.1	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.492%

Diversified Municipal Portfolio	$5,574.4	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,971.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.192%	0.475%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the

9	Group peers selected by Lipper from the 2010 Lipper 15(c) Report. See pages xx-xx for additional information regarding Lipper.

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ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2010 net assets:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.701%	0.857%

International Portfolio[10]	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.886%

Emerging Markets Portfolio[10]	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.115%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[11]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.470%	0.434%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	The ABMF Board of Directors recently approved the initial investment advisory contract of AllianceBernstein International Discovery Equity Portfolio, which invests in a diversified portfolio of non-U.S. small-mid cap growth stocks. The fund’s advisory fee schedule, which was approved by the AllianceBernstein Board of Directors, does not follow the NYAG fee schedule for either the International or Specialty category: 1.00% on the first $1 billion, 0.95% on the next $1 billion, 0.90% on the next $1 billion and 0.85% on the balance.

11	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.492%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.475%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB13,[14]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[13,14]	Sumitomo Trust Bank	0.800%

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

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Portfolio	ITM Mutual Fund	Distributor	Fee
	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.335	0.886

	Client #2	0.600% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.450% on the next $500 million 0.40% on the balance	0.557

	Client #3	0.60% of average daily net assets	0.600

	Client #4	0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.269

	Client #5	0.765% on the first $10 million 0.675% on the next $15 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.368

	Client #6	0.50% of average daily net assets	0.500

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
	Client #7	0.50% on the first $100 million 0.46% on the next $300 million 0.41% on the balance	0.421

	Client #8	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.369

	Client #9	0.36% of average daily net assets	0.360

	Client #10	0.35% on the first $1 billion 0.30% on the next $1 billion 0.25% on the balance	0.322

	Client #11	0.35% on the first $1 billion 0.325 % on the balance	0.337

	Client #12	0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.338

	Client #13	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee	0.199[15]

Emerging Markets Portfolio	Client #14	-If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.115

	Client #15	0.75% on the first $25 million 0.55% on the next $25 million 0.50% on the next $300 million 0.45% on the balance	0.468

	Client #16	0.475% of average daily net assets	0.475

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided

15	Excludes the performance based fee.

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to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)17 at the approximate current asset level of the subject Portfolio.18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers

16	It should be noted that the Supreme Court stated that “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones vs. Harris at 13

17	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[21]	0.864	0.864	11/21
International Portfolio	0.890	0.895	9/18
Emerging Markets Portfolio	1.122	1.176	7/15
U.S. Government Short Duration Portfolio	0.450	0.457	7/15
Short Duration Plus Portfolio	0.450	0.460	7/19
Intermediate Duration Portfolio	0.445	0.460	6/15
Short Duration California Municipal Portfolio[21]	0.450	0.467	5/10
Short Duration Diversified Municipal Portfolio	0.450	0.477	6/16
Short Duration New York Municipal Portfolio[21]	0.450	0.448	6/10
California Municipal Portfolio[21]	0.492	0.500	6/13
Diversified Municipal Portfolio[21]	0.431	0.431	7/13
New York Municipal Portfolio[21]	0.476	0.488	6/13

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009 when equity markets declined substantially, and conversely through the remainder of 2009 when equity markets rallied, the effects on the funds’ total

19	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

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expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.22

Portfolio	Expense Ratio (%)[23]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[24]	1.154	1.219	10/21	1.258	141/379
International Portfolio[24]	1.191	1.245	7/18	1.258	154/379
Emerging Markets Portfolio	1.483	1.605	7/15	1.527	83/188
U.S. Government Short Duration Portfolio	0.630	0.745	3/15	0.724	21/58
Short Duration Plus Portfolio	0.634	0.716	6/19	0.699	50/121
Intermediate Duration Portfolio	0.571	0.758	3/15	0.721	85/303
Short Duration California Municipal Portfolio[24]	0.651	0.733	4/10	0.729	6/14
Short Duration Diversified Municipal Portfolio	0.621	0.611	9/16	0.580	29/46
Short Duration New York Municipal Portfolio[24]	0.625	0.733	4/10	0.729	4/14
California Municipal Portfolio[24]	0.626	0.756	2/13	0.697	39/114
Diversified Municipal Portfolio[24]	0.569	0.674	4/13	0.653	36/110
New York Municipal Portfolio[24]	0.611	0.756	2/13	0.697	35/114

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of Tax-Managed International Portfolio and Diversified Municipal Portfolio, which have contractual management fees equal to the EG medians and Short Duration New York Portfolio, which has a higher contractual management fee. Except for Short Duration Diversified Portfolio, which has a higher total expense ratio compared to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

22	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

23	The expense ratios are for the most recently completed fiscal year Private Client Class.

24	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), increased for the Portfolios during calendar year 2009, relative to 2008.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the fixed-income Portfolios a fee of 0.10% of average daily assets and the equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2009:

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$10,942,148
International Portfolio	$5,080,061
Emerging Markets Portfolio	$3,647,216
U.S. Government Short Duration Portfolio	$163,493
Short Duration Plus Portfolio	$367,414
Intermediate Duration Portfolio	$4,463,855
Short Duration California Municipal Portfolio	$119,437
Short Duration Diversified Municipal Portfolio	$368,993
Short Duration New York Municipal Portfolio	$186,124
California Municipal Portfolio	$1,186,613
Diversified Municipal Portfolio	$4,716,436
New York Municipal Portfolio	$1,643,093

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes

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the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2010, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

Net Assets 09/30/10 ($MM)
Portfolio	Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2009:

Portfolio	Amount Received
Tax-Managed International Portfolio	$505
International Portfolio	$788
Short Duration Plus Portfolio	$10,182
California Municipal Portfolio	$3,123
Diversified Municipal Portfolio	$22,581
New York Municipal Portfolio	$13,951

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2009:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$33,941	$430
International Portfolio	$180,946	$3,796
Short Duration Plus Portfolio	$485,443	$27,525
California Municipal Portfolio	$328,653	$6,580
Diversified Municipal Portfolio	$684,904	$5,351
New York Municipal Portfolio	$437,843	$17,539

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) increased in 2009 in comparison to 2008. During the fiscal year ended September 30, 2009, ABIS received the following fees from the retail classes of the Portfolios:25

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio	$18,000	$18
International Portfolio	$34,345	$168
Short Duration Plus Portfolio	$42,803	$115
California Municipal Portfolio	$18,000	$36
Diversified Municipal Portfolio	$24,671	$77
New York Municipal Portfolio	$18,000	$59

Certain of the Portfolios may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the fiscal year ended September 30, 2009, none of the Portfolios effected a brokerage transaction through and paid a commission to SCB. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

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benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $467 billion as of August 31, 2010, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios28 relative to the medians of the

26	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27	The Deli study was originally published in 2002 based on 1997 data.

28	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)29 for the periods ended June 30, 2010.30 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	5.18	7.75	6.65	10/12	187/283
3 year	-18.03	-13.60	-12.91	11/12	217/219
5 year	-2.05	0.71	1.63	10/10	177/177
10 year	1.52	0.29	0.46	3/8	30/98

International Portfolio
1 year	4.83	7.86	6.65	7/8	215/283
3 year	-17.81	-14.15	-12.91	7/8	215/219
5 year	-1.84	0.65	1.63	6/7	173/177
10 year	1.76	0.48	0.46	2/6	25/98

Emerging Markets Portfolio
1 year	23.95	24.24	23.84	10/15	142/291
3 year	-4.63	-4.60	-2.70	8/14	121/183
5 year	11.23	12.72	12.59	13/14	103/132
10 year	14.77	10.82	11.22	1/11	14/75

U.S. Government Short Duration Portfolio
1 year	3.60	3.86	4.13	9/15	48/68
3 year	4.56	5.22	5.19	12/15	44/64
5 year	4.22	4.64	4.64	13/15	44/61
10 year	4.57	4.71	4.78	7/11	32/48

Short Duration Plus Portfolio
1 year	6.58	7.70	7.14	16/19	115/176
3 year	2.89	5.19	4.95	18/19	131/158
5 year	3.40	4.85	4.74	17/18	107/125
10 year	4.21	4.89	4.84	14/15	65/78

Intermediate Duration Portfolio
1 year	15.95	15.05	13.49	7/15	123/419
3 year	8.03	7.13	7.76	5/15	151/344
5 year	6.18	5.73	5.96	4/13	106/278
10 year	6.57	6.92	6.82	8/10	115/174

29	The Portfolios’ PGs/Pus may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

30	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio
1 year	3.24	6.13	4.86	6/7	13/14
3 year	3.98	4.88	4.01	6/7	8/13
5 year	3.58	4.10	4.13	5/6	7/8
10 year	3.46	4.56	4.56	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	3.23	4.29	4.14	11/15	36/56
3 year	3.94	4.12	3.99	11/14	27/46
5 year	3.62	3.75	3.71	10/14	26/43
10 year	3.67	3.85	3.90	5/7	15/21

Short Duration New York Municipal Portfolio
1 year	2.86	4.38	6.00	4/4	6/6
3 year	3.82	4.78	5.04	4/4	6/6
5 year	3.52	3.63	4.19	3/3	5/5
10 year	3.54	4.20	4.53	3/3	5/5

California Municipal Portfolio
1 year	8.74	9.33	9.03	3/4	15/25
3 year	5.64	5.33	5.30	2/4	7/23
5 year	4.43	4.32	4.39	2/4	4/23
10 year	4.84	5.19	4.94	3/3	14/18

Diversified Municipal Portfolio
1 year	7.30	9.01	8.80	10/11	84/99
3 year	5.82	5.75	5.82	3/11	43/87
5 year	4.49	4.50	4.61	7/11	52/74
10 year	5.06	5.39	5.44	9/9	46/50

New York Municipal Portfolio
1 year	7.53	8.00	7.73	3/4	13/19
3 year	5.82	5.87	5.90	4/4	13/17
5 year	4.52	4.51	4.53	2/4	10/17
10 year	5.06	5.29	5.43	2/2	11/12

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)31 versus their benchmarks.32

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	3.97	-18.96	-3.16	0.34	5.44
MSCI EAFE Index[33]	5.92	-13.38	0.88	0.16	5.19
Inception Date: June 22,1992

International Portfolio	3.59	-18.78	-3.01	0.54	1.52
MSCI EAFE Index	5.92	-13.38	0.88	0.16	1.44
Inception Date: April 30, 1999

Emerging Markets Portfolio	22.13	-6.05	9.55	12.92	8.55
MSCI Emerging Markets Index	23.15	-2.50	12.73	10.03	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	2.95	3.85	3.47	3.80	5.05
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	5.91	2.23	2.73	3.52	5.10
Bank of America / Merrill Lynch 1-3 Year Treasury Index	2.69	4.78	4.24	4.37	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	15.29	7.42	5.57	5.94	6.88
Barclays Capital U.S. Aggregate Bond Index	9.50	7.55	5.54	6.47	7.38
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	2.57	3.28	2.85	2.68	3.12
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

31	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

32	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2010.

33	Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending June 30, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	2.60	3.29	2.94	2.97	3.34
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	2.21	3.15	2.82	2.80	3.16
Barclays Capital 1 Year Municipal Bond Index[33]	2.43	3.90	3.45	3.32	3.77
Inception Date: October 3, 1994

California Municipal Portfolio	8.06	4.99	3.77	4.17	4.95
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.69
Inception Date: August 6, 1990

Diversified Municipal Portfolio	6.70	5.22	3.89	4.42	5.20
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

New York Municipal Portfolio	6.88	5.18	3.88	4.40	5.24
Barclays Capital 5 Year GO Municipal Index[33]	6.97	6.74	4.86	5.19	5.77
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 5, 2010

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0910

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2010

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at alliancebernstein.com and click “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—November 23, 2010

This report provides management’s discussion of the market review and investment strategy for the Overlay Portfolios (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. from the Portfolios’ inception date of February 8, 2010 through September 30, 2010. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, US Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report. The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objective and Strategies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments (“derivatives”), that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents.

In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios delivered positive absolute performance over the six-month and since inception periods. Both fixed income and equity holdings contributed to returns overall, though returns on equities were negative for the six-month period. Security selection in the equity Portfolios detracted from performance.

The Portfolios moderated the volatility of the overall Bernstein asset allocation over both the six month and since inception periods. The reduction in risk was achieved through a decision to decrease exposure to equities below the Portfolios’ neutral targets and increase bonds in early May; the change in exposure was primarily implemented through the use of stock index and bond futures, as well as swaps. The Portfolio’s neutral targets are as follows: Overlay A and Tax Aware

2010 Annual Report	1

Portfolio Manager Commentaries (continued)

Overlay A, 80% stocks/20% bonds; Overlay B and Tax Aware Overlay B, N and C, 30% Stocks/70% Bonds. The decision was taken in response to a sharp rise in market risk related to the European sovereign debt crisis.

Overlay A, Overlay B, Tax-Aware Overlay B, C and N all outperformed their Composite Benchmark, while Tax Aware Overlay A underperformed its Composite Benchmark.

Portfolio returns benefited from this decision as equity markets fell in May and June. The Portfolios began to increase their allocation to equities in July, reaching near neutral allocations by mid-August, as market risks began to subside, interest rates fell and equities became more attractive. Again, these changes were largely achieved through trades in stock index and bond futures. Over the course of the third quarter, the Portfolios underperformed their neutral targets, given their initial underweight to equities, but the impact on returns since inception remained positive.

Market Review

Following a year-long market rally in 2009, volatility returned to global financial markets in 2010. In the spring, investors grew increasingly concerned about unsustainable levels of government debt in Greece and other peripheral euro-area countries. Markets fluctuated as investors reacted to these concerns and a host of other new uncertainties, from the oil spill in the Gulf of Mexico, to political tensions around the globe. As volatility rose, stocks fell in both developed and emerging markets and credit spreads widened. In late summer, equity markets began to rise again and while risk aversion remains elevated, it remains far below levels seen during the financial crisis.

Despite these concerns, the global economic backdrop has improved with modest global economic growth year to date in 2010. Emerging market demand has broadly remained strong, benefiting exports from developed market companies. In spite of interest rates at very low levels relative to history, many investors have fled to cash and bonds. Relative to bonds, the Adviser believes that equity expected returns appear attractive today. Corporate profits have recovered ground from the depths of the recession, so far largely driven by cost-cutting efforts. The growth equity components of the Portfolios are finding firms with sound growth characteristics, while the value components of the Portfolios have many attractively valued companies with strong cash flows. The Adviser is using its internal research to pursue high credit quality borrowers in the Portfolios’ municipal and global bond components. While near-term risks remain, the Adviser sees opportunity across the investing markets.

Thank you for investing in the Overlay Portfolios of Sanford C. Bernstein Fund, Inc.

2	Sanford C. Bernstein Fund, Inc.

Historical Performance

Benchmark Disclosures

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Barclays Capital US Aggregate Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged backed securities. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI ACWI (All Country World Index) ex US (free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE Index, the MSCI EM Index and the MSCI ACWI values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Index is a free-float adjusted index designed to track the performance of listed real estate companies and REITS worldwide.

The benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Portfolio’s target allocation for each asset class. The S&P 500 Stock Index, MSCI EAFE Index, MSCI EM Index and the MSCI ex US used to represent the allocation to Global Stocks, the FTSE EPRA/NAREIT Developed Real Estate Index to represent the allocation to Real Estate, the Barclays Capital 1-10 Year Municipal Bond Index, the Barclays Capital US Aggregate Bond Index and the Citigroup WGBI (USD Hedged) to represent the allocation to Bonds.

Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios: The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolios. The Portfolios may invest in foreign securities, which entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the

(Historical Performance continued on next page)

2010 Annual Report	3

Historical Performance (continued from previous page)

Portfolios invests and adversely affect the value of the Portfolios’ assets.

The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

The Portfolios may invest in bonds and other fixed-income securities. Price fluctuation may be caused by changes in bond credit-quality ratings. Increases in interest rates or changes in the general level of interest rates may cause the value of the Portfolios’ investments to decline. The Portfolios may also invest in below-investment-grade bonds which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make a timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

An Important Note About the Value of Historical Performance

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting alliancebernstein.com and clicking on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2010	CLASS	INCEPTION DATE	PAST SIX MONTHS		SINCE INCEPTION
Overlay A Portfolio	1 2	02/08/10	2.07 2.16	% %	8.70 8.80	% %
Composite Benchmark			1.68%		11.33%
S&P 500 Index			-1.42%		9.43%
Tax-Aware Overlay A Portfolio	1 2	02/08/10	0.00 0.09	% %	7.40 7.60	% %
Composite Benchmark			0.65%		9.17%
S&P 500 Index			-1.42%		9.43%
Overlay B Portfolio	1 2	02/08/10	5.56 5.56	% %	8.30 8.30	% %
Composite Benchmark			4.54%		8.17%
Barclays Capital Global Aggregate Bond Index (USD hedged)			4.57%		5.19%
Tax-Aware Overlay B Portfolio	1 2	02/08/10	3.41 3.51	% %	6.20 6.30	% %
Composite Benchmark			3.11%		6.20%
Barclays Capital 5-Year GO Muni Index			4.26%		3.86%
Tax-Aware Overlay C Portfolio	1 2	02/08/10	3.80 3.89	% %	6.60 6.70	% %
Composite Benchmark			3.11%		6.20%
Barclays Capital 5-Year GO Muni Index			4.26%		3.86%
Tax-Aware Overlay N Portfolio	1 2	02/08/10	3.30 3.40	% %	6.30 6.40	% %
Composite Benchmark			3.11%		6.20%
Barclays Capital 5-Year GO Muni Index			4.26%		3.86%

The Composite Benchmark for Overlay A is 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI EM, 12% FTSE EPRA/NAREIT Developed, 14% Barclays US Aggregate. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays US Aggregate. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 70% Barclays 1-10 Year Municipal.

See Historical Performance and Benchmark Disclosures on pages 4-5.

(Historical Performance continued on next page)

2010 Annual Report	5

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of $25,000	Growth of $25,000

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of $25,000	Growth of $25,000

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of $25,000	Growth of $25,000

The Composite Benchmark for Overlay A is 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI EM, 12% FTSE EPRA/NAREIT Developed, 14% Barclays US Aggregate. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays US Aggregate. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 70% Barclays 1-10 Year Municipal.

Each chart shows the growth of $25,000 for the period ending September 30, 2010.

See Historical Performance and Benchmark Disclosures on pages 4-5.

(Historical Performance continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Fund Expenses—September 30, 2010 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2010	ENDING ACCOUNT VALUE SEPTEMBER 30, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,020.66	$6.08	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$6.07	1.20%
Class 2
Actual	$1,000	$1,021.60	$5.07	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,020.05	$5.06	1.00%

Tax Aware Overlay A
Class 1
Actual	$1,000	$1,000.00	$6.02	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$6.07	1.20%
Class 2
Actual	$1,000	$1,000.93	$5.02	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,020.05	$5.06	1.00%

Overlay B
Class 1
Actual	$1,000	$1,055.56	$4.64	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%
Class 2
Actual	$1,000	$1,055.56	$3.86	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.31	$3.80	0.75%

Tax Aware Overlay B
Class 1
Actual	$1,000	$1,034.08	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%
Class 2
Actual	$1,000	$1,035.05	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.31	$3.80	0.75%

Tax Aware Overlay C
Class 1
Actual	$1,000	$1,037.97	$4.60	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%
Class 2
Actual	$1,000	$1,038.95	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.31	$3.80	0.75%

2010 Annual Report	7

Fund Expenses—September 30, 2010 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE APRIL 1, 2010	ENDING ACCOUNT VALUE SEPTEMBER 30, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax Aware Overlay N
Class 1
Actual	$1,000	$1,033.04	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%
Class 2
Actual	$1,000	$1,034.02	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.31	$3.80	0.75%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half-year period).

8	Sanford C. Bernstein Fund, Inc.

Portfolio of Investments—September 30, 2010 (Unaudited)

Overlay A Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	13.6%
	Consumer Discretionary	13.4%
	Information Technology	12.3%
	Energy	9.4%
	Industrials	9.0%
	Health Care	8.9%
	Consumer Staples	7.3%
	Equity: Other	7.0%
	Materials	5.5%
	Residential	3.8%
	Retail	3.5%
	Telecommunication Services	2.4%
	Office	1.8%
	Lodging	1.2%
	Utilities	0.9%

Tax-Aware Overlay A Portfolio
Country Breakdown*	Sector Breakdown*
	Consumer Discretionary	16.9%
	Financials	15.8%
	Information Technology	13.9%
	Energy	11.7%
	Health Care	11.0%
	Industrials	10.5%
	Consumer Staples	9.6%
	Materials	6.7%
	Telecommunication Services	2.9%
	Utilities	1.0%

Overlay B Portfolio
Country Breakdown*	Security Type Breakdown*
	Governments - Treasuries	75.9%
	Governments - Sovereign Agencies	9.8%
	Common Stocks	4.6%
	Corporates - Investment Grades	4.6%
	Inflation-Linked Securities	2.8%
	Supranationals	1.7%
	Local Governments - Provincial Bonds	0.2%
	Governments - Sovereign Bonds	0.2%
	Agencies	0.2%

*	All data are as of September 30, 2010. The Portfolio’s country, sector and security type breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).
The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. With respect to the REIT investments of the Overlay A Portfolio, classifications presented herein are based on the industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2010 Annual Report	9

Portfolio of Investments—September 30, 2010 (Unaudited) (continued)

Tax-Aware Overlay B Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Tax-Aware Overlay C Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Tax-Aware Overlay N Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2010. Each Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst).
^	“Other” represents less than 2.5% weightings in 17 different states.
^^	“Other” represents less than 1.2% weightings in 5 different states.

10	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS–68.1%
Consumer Discretionary–9.2%
Auto Components–0.6%
GKN PLC	110,400	$294,112
Johnson Controls, Inc.	92,600	2,824,300
Lear Corp.(a)	22,700	1,791,711

		4,910,123

Automobiles–0.9%
Bayerische Motoren Werke AG	13,700	960,976
Ford Motor Co.(a)	430,000	5,263,200
Nissan Motor Co., Ltd.	93,500	818,818
Renault SA(a)	13,600	700,952

		7,743,946

Distributors–0.3%
Inchcape PLC(a)	34,980	171,525
Li & Fung Ltd.	472,000	2,656,181

		2,827,706

Diversified Consumer Services–0.1%
Anhanguera Educacional Participacoes SA	42,900	760,892
Estacio Participacoes SA	15,400	176,663

		937,555

Hotels, Restaurants & Leisure–0.3%
Ajisen China Holdings Ltd.	75,000	117,569
Carnival PLC	10,512	414,569
Royal Caribbean Cruises Ltd.(a)	40,800	1,286,424
Starbucks Corp.	32,700	836,466

		2,655,028

Household Durables–0.8%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	62,200	880,431
DR Horton, Inc.	203,600	2,264,032
Electrolux AB	17,800	438,841
Garmin Ltd.	24,000	728,400
Pulte Group, Inc.(a)	139,400	1,221,144
Sharp Corp.	67,000	667,857
Sony Corp.	24,400	753,268

		6,953,973

Internet & Catalog Retail–0.2%
Amazon.com, Inc.(a)	11,700	1,837,602

Media–3.2%
Cablevision Systems Corp.	60,600	1,587,114
Comcast Corp.–Class A(b)	310,400	5,612,032
DIRECTV(a)	34,000	1,415,420
Gannett Co., Inc.	60,300	737,469
Informa PLC	54,012	355,833
Jupiter Telecommunications Co., Ltd.	449	484,785

Company	Shares	U.S. $ Value

Meredith Corp.	26,800	$892,708
News Corp.–Class A	402,800	5,260,568
Time Warner Cable, Inc.–Class A(b)	88,300	4,767,317
Time Warner, Inc.	79,100	2,424,415
Vivendi SA	32,660	895,154
Walt Disney Co. (The)	85,400	2,827,594

		27,260,409

Multiline Retail–1.2%
Kohl’s Corp.(a)	129,600	6,827,328
Marks & Spencer Group PLC	113,000	690,230
PPR	2,900	470,495
Target Corp.(b)	50,100	2,677,344

		10,665,397

Specialty Retail–1.3%
Esprit Holdings Ltd.	122,200	661,080
Fast Retailing Co., Ltd.	5,400	760,672
Gap, Inc. (The)	138,900	2,589,096
Hennes & Mauritz AB–Class B	40,000	1,451,688
Inditex SA	14,550	1,156,665
Lowe’s Cos., Inc.	111,500	2,485,335
Ross Stores, Inc.	33,300	1,818,846
Yamada Denki Co., Ltd.	9,930	616,661

		11,540,043

Textiles, Apparel & Luxury Goods–0.3%
Anta Sports Products Ltd.	204,000	473,962
Cie Financiere Richemont SA	9,100	439,064
Daphne International Holdings Ltd.	56,000	66,118
Polo Ralph Lauren Corp.–Class A	12,700	1,141,222
Ports Design Ltd.	129,300	356,223

		2,476,589

		79,808,371

Financials–9.0%
Capital Markets–1.5%
Credit Suisse Group AG	24,080	1,025,886
Credit Suisse Group AG (Sponsored ADR)	10,000	425,600
Deutsche Bank AG	8,400	459,857
Franklin Resources, Inc.	4,600	491,740
Goldman Sachs Group, Inc. (The)	49,400	7,142,252
GP Investments Ltd. (BDR)(a)	168,300	618,692
Julius Baer Group Ltd.	11,700	426,205
Man Group PLC	214,800	740,112
Morgan Stanley	68,400	1,688,112

		13,018,456

Commercial Banks–3.4%
Banco Bradesco SA (Preference Shares)	7,710	154,565
Banco Santander Brasil SA (ADR)	52,300	720,171
Banco Santander SA	87,100	1,105,496
Bangkok Bank PCL (NVDR)	86,900	446,340
Bank Central Asia Tbk PT	657,500	493,221
Bank of China Ltd.	1,105,000	580,098
Bank Rakyat Indonesia	396,000	443,399

2010 Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Barclays PLC	174,100	$818,320
BB&T Corp.	75,600	1,820,448
BNP Paribas	15,510	1,106,968
China Construction Bank Corp.–Class H	255,000	222,870
Comerica, Inc.	28,300	1,051,345
Danske Bank A/S(a)	17,700	424,912
DnB NOR ASA	19,700	268,916
Fifth Third Bancorp	137,100	1,649,313
Itau Unibanco Holding SA (ADR)	49,850	1,205,373
KB Financial Group, Inc. (ADR)	16,900	724,503
KBC Groep NV(a)	9,100	408,456
National Australia Bank Ltd.	48,300	1,183,502
National Bank of Canada	7,400	466,986
Societe Generale	9,600	555,100
Standard Chartered PLC	57,450	1,649,647
Sumitomo Mitsui Financial Group, Inc.	21,100	614,893
Toronto-Dominion Bank (The)	4,400	318,379
Turkiye Garanti Bankasi AS	221,300	1,282,262
Turkiye Vakiflar Bankasi Tao–Class D	146,100	443,272
UniCredit SpA	337,700	864,818
Wells Fargo & Co.(b)	351,400	8,830,682

		29,854,255

Consumer Finance–0.2%
Capital One Financial Corp.	39,400	1,558,270
ORIX Corp.	7,090	542,654

		2,100,924

Diversified Financial Services–2.8%
AMMB Holdings Bhd	90,000	172,850
Bank of America Corp.	289,700	3,797,967
BM&F Bovespa SA	137,500	1,149,897
Challenger Financial Services Group Ltd.	38,100	156,156
CME Group, Inc.–Class A	8,800	2,291,960
Hong Kong Exchanges and Clearing Ltd.	40,900	804,084
JPMorgan Chase & Co.	407,400	15,509,718

		23,882,632

Insurance–1.0%
Admiral Group PLC	64,572	1,692,178
Allianz SE	9,600	1,084,582
Aviva PLC	123,700	775,411
Muenchener Rueckversicherungs AG (MunichRe)	6,200	858,587
Prudential PLC	81,500	814,418
Travelers Cos., Inc. (The)	49,900	2,599,790
XL Group PLC	18,200	394,212

		8,219,178

Real Estate Management & Development–0.1%
CapitaMalls Asia Ltd.	97,000	159,394
Hang Lung Group Ltd.	57,000	371,670

		531,064

		77,606,509

Company	Shares	U.S. $ Value

Information Technology–8.4%
Communications Equipment–0.9%
Cisco Systems, Inc.(a)(b)	225,100	$4,929,690
Juniper Networks, Inc.(a)	22,663	687,822
Motorola, Inc.(a)	223,006	1,902,241

		7,519,753

Computers & Peripherals–3.4%
Apple, Inc.(a)(b)	47,500	13,478,125
Dell, Inc.(a)	208,200	2,698,272
EMC Corp.(a)(b)	251,100	5,099,841
Hewlett-Packard Co.(b)	148,500	6,247,395
Lite-On Technology Corp.	230,869	291,412
Logitech International SA(a)	21,200	370,140
Toshiba Corp.	185,000	894,661
Wistron Corp.	260,826	475,203

		29,555,049

Electronic Equipment & Instruments & Components–0.7%
AU Optronics Corp. (ADR)(a)	948,000	985,697
Corning, Inc.	116,000	2,120,480
Keyence Corp.	800	174,454
Tyco Electronics Ltd.	93,000	2,717,460

		5,998,091

Internet Software & Services–1.2%
Google, Inc.–Class A(a)(b)	18,200	9,569,378
Telecity Group PLC(a)	97,000	754,821
Yahoo! Japan Corp.	880	304,085

		10,628,284

IT Services–0.5%
Accenture PLC	40,100	1,703,849
Cap Gemini SA	12,200	612,509
International Business Machines Corp.	13,000	1,743,820
Visa, Inc.–Class A	5,800	430,708

		4,490,886

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	34,500	338,154

Semiconductors & Semiconductor Equipment–1.0%
Aixtron AG	11,400	337,955
Broadcom Corp.–Class A	74,300	2,629,477
Intel Corp.(b)	114,400	2,199,912
KLA-Tencor Corp.	35,500	1,250,665
Samsung Electronics Co., Ltd. (GDR) (London)(c)	400	137,527
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(c)	4,000	1,372,000
Trina Solar Ltd. (Sponsored ADR)(a)	27,300	823,914
United Microelectronics Corp.	206,000	91,526

		8,842,976

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Software–0.7%
Citrix Systems, Inc.(a)	15,000	$1,023,600
Microsoft Corp.	143,600	3,516,764
Oracle Corp.	48,000	1,288,800

		5,829,164

		73,202,357

Energy–6.5%
Energy Equipment & Services–2.0%
AMEC PLC	75,200	1,165,716
Cameron International Corp.(a)	28,900	1,241,544
Cie Generale de Geophysique-Veritas(a)	11,700	256,659
Ensco PLC (Sponsored ADR)	77,900	3,484,467
Petrofac Ltd.	34,000	733,106
Petroleum Geo-Services ASA(a)	18,800	215,607
Rowan Cos., Inc.(a)	29,900	907,764
Saipem SpA	28,800	1,157,544
Schlumberger Ltd.(b)	121,400	7,479,454
Technip SA	10,124	815,793

		17,457,654

Oil, Gas & Consumable Fuels–4.5%
Afren PLC(a)	419,179	729,437
Banpu PCL (NVDR)	20,500	483,671
BP PLC	183,900	1,258,256
China Petroleum & Chemical Corp.–Class H	594,000	524,076
ConocoPhillips(b)	56,800	3,262,024
Devon Energy Corp.(b)	49,500	3,204,630
ENI SpA	1,400	30,250
EOG Resources, Inc.	26,700	2,482,299
Gazprom OAO (Sponsored ADR)	56,100	1,175,295
Hess Corp.	47,500	2,808,200
JX Holdings, Inc.	58,900	341,777
LUKOIL OAO (London) (Sponsored ADR)	10,200	578,340
Marathon Oil Corp.	108,500	3,591,350
Newfield Exploration Co.(a)	31,400	1,803,616
Nexen, Inc. (New York)	88,100	1,770,810
Nexen, Inc. (Toronto)	41,631	837,556
Noble Energy, Inc.	47,000	3,529,230
Occidental Petroleum Corp.	18,200	1,425,060
OMV AG	12,600	472,027
Penn West Energy Trust	38,053	762,613
Petroleo Brasileiro SA (Sponsored ADR)	50,400	1,654,128
PTT PCL (NVDR)	47,000	458,386
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	68,300	2,067,270
Suncor Energy, Inc. (New York)	54,200	1,764,210
Suncor Energy, Inc. (Toronto)	41,500	1,351,200
Yanzhou Coal Mining Co., Ltd.–Class H	184,000	448,712

		38,814,423

		56,272,077

Company	Shares	U.S. $ Value

Health Care–6.2%
Biotechnology–1.3%
Celgene Corp.(a)	47,200	$2,719,192
Gilead Sciences, Inc.(a)(b)	189,000	6,730,290
Vertex Pharmaceuticals, Inc.(a)	56,600	1,956,662

		11,406,144

Health Care Equipment & Supplies–1.3%
Alcon, Inc.	60,050	10,015,740
Covidien PLC	33,000	1,326,270

		11,342,010

Health Care Providers & Services–0.3%
Express Scripts, Inc.–Class A(a)	43,600	2,123,320

Pharmaceuticals–3.3%
Aspen Pharmacare Holdings Ltd.(a)	84,051	1,132,872
AstraZeneca PLC	26,200	1,329,924
AstraZeneca PLC (Sponsored ADR)	62,500	3,168,750
Bayer AG	12,400	864,281
Johnson & Johnson	124,800	7,732,608
Novartis AG	19,240	1,107,414
Pfizer, Inc.(b)	405,000	6,953,850
Sanofi-Aventis SA	13,200	878,668
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	101,070	5,331,442

		28,499,809

		53,371,283

Industrials–6.0%
Aerospace & Defense–1.0%
BAE Systems PLC	125,700	676,895
Goodrich Corp.	28,200	2,079,186
Honeywell International, Inc.	36,500	1,603,810
Northrop Grumman Corp.	55,700	3,377,091
Raytheon Co.	30,500	1,394,155

		9,131,137

Air Freight & Logistics–0.3%
FedEx Corp.	7,500	641,250
Kuehne & Nagel International AG	1,121	134,718
United Parcel Service, Inc.–Class B	33,000	2,200,770

		2,976,738

Airlines–0.2%
Delta Air Lines, Inc.(a)	155,800	1,813,512

Building Products–0.1%
Asahi Glass Co., Ltd.	57,000	581,323
Cie de St-Gobain	115	5,139

		586,462

Commercial Services & Supplies–0.5%
Aggreko PLC	18,022	445,163
Capita Group PLC (The)	182,000	2,248,893
G4S PLC	75,500	302,607

2010 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Rentokil Initial PLC(a)	116,700	$188,897
Serco Group PLC	113,300	1,095,190

		4,280,750

Construction & Engineering–0.2%
Bouygues SA	27,000	1,163,253
Murray & Roberts Holdings Ltd.	58,200	374,263

		1,537,516

Electrical Equipment–0.5%
Cooper Industries PLC	70,800	3,464,244
Vestas Wind Systems A/S(a)	14,088	530,850

		3,995,094

Industrial Conglomerates–0.3%
Bidvest Group Ltd.	21,800	459,704
General Electric Co.(b)	132,500	2,153,125

		2,612,829

Industrial Warehouse Distribution–0.3%
Ascendas Real Estate Investment Trust	598,000	997,218
First Potomac Realty Trust	25,672	385,080
ProLogis	81,500	960,070

		2,342,368

Machinery–2.0%
Cargotec Oyj	3,100	134,216
Danaher Corp.(b)	106,700	4,333,087
Deere & Co.	11,700	816,426
Dover Corp.	48,600	2,537,406
Illinois Tool Works, Inc.(b)	78,400	3,686,368
Ingersoll-Rand PLC	100,800	3,599,568
Parker Hannifin Corp.	21,900	1,534,314
Vallourec SA	6,120	608,644

		17,250,029

Mixed Office Industrial–0.1%
Goodman Group	789,400	493,223
ING Industrial Fund	529,800	251,264

		744,487

Professional Services–0.1%
Bureau Veritas SA	6,200	432,865
Randstad Holding NV(a)	10,300	467,977
SGS SA	273	441,394

		1,342,236

Road & Rail–0.0%
East Japan Railway Co.	1,100	66,460
Firstgroup PLC	45,900	261,774

		328,234

Trading Companies & Distributors–0.2%
Mitsubishi Corp.	29,400	698,518
Mitsui & Co., Ltd.	48,600	722,630
Noble Group Ltd.	81,909	117,717

		1,538,865

Company	Shares	U.S. $ Value

Transportation Infrastructure–0.2%
China Merchants Holdings International Co., Ltd.	384,000	$1,388,484

		51,868,741

Consumer Staples–5.0%
Beverages–0.8%
Anheuser-Busch InBev NV	33,560	1,975,652
Asahi Breweries Ltd.	22,100	442,672
Cia de Bebidas das Americas (Preference Shares)	8,900	1,078,573
Constellation Brands, Inc.–Class A(a)	26,300	465,247
PepsiCo, Inc.(b)	51,700	3,434,948

		7,397,092

Food & Staples Retailing–1.0%
Aeon Co., Ltd.	18,200	195,123
BIM Birlesik Magazalar AS	5,200	150,078
Casino Guichard Perrachon SA	2,632	241,173
Costco Wholesale Corp.	48,300	3,114,867
Delhaize Group SA	8,900	646,690
Koninklijke Ahold NV	27,800	375,211
Olam International Ltd.	302,000	748,291
Safeway, Inc.	112,600	2,382,616
Tesco PLC	165,400	1,103,317

		8,957,366

Food Products–1.1%
Archer-Daniels-Midland Co.	46,100	1,471,512
Bunge Ltd.	41,400	2,449,224
Chaoda Modern Agriculture Holdings Ltd.	1,784,000	1,484,614
China Green Holdings Ltd.	516,000	498,052
Sara Lee Corp.	187,500	2,518,125
Smithfield Foods, Inc.(a)	57,700	971,091

		9,392,618

Household Products–0.8%
Kimberly-Clark Corp.	26,700	1,736,835
Procter & Gamble Co. (The)	69,600	4,173,912
Reckitt Benckiser Group PLC	12,563	691,938

		6,602,685

Tobacco–1.3%
Altria Group, Inc.	181,600	4,362,032
British American Tobacco PLC	79,200	2,957,782
Imperial Tobacco Group PLC	60,300	1,798,790
Japan Tobacco, Inc.	666	2,219,152

		11,337,756

		43,687,517

Equity:Other–4.9%
Diversified/Specialty–4.3%
BioMed Realty Trust, Inc.	39,050	699,776
British Land Co. PLC	79,841	583,832
CapitaLand Ltd.	338,000	1,043,093

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

CB Richard Ellis Group, Inc.–Class A(a)	30,600	$559,368
Cheung Kong Holdings Ltd.	92,000	1,390,015
Coresite Realty Corp.(a)	31,200	511,368
Crown Castle International Corp.(a)	11,200	494,480
Dexus Property Group	1,199,400	992,216
Digital Realty Trust, Inc.	21,250	1,311,125
DuPont Fabros Technology, Inc.	12,235	307,710
Evergrande Real Estate Group Ltd.	2,797,000	945,351
GPT Group	263,240	749,813
H&R Real Estate Investment Trust	25,100	481,801
Hang Lung Properties Ltd.	382,000	1,852,919
Jones Lang LaSalle, Inc.	6,500	560,755
Kerry Properties Ltd.	344,000	1,865,153
Lend Lease Group	87,200	642,486
Mitchells & Butlers PLC(a)	18,861	86,246
Mitsubishi Estate Co., Ltd.	96,000	1,562,748
Mitsui Fudosan Co., Ltd.	246,000	4,150,624
Morguard Real Estate Investment Trust	30,537	408,090
New World Development Ltd.	914,000	1,831,362
Savills PLC	89,600	428,306
Sumitomo Realty & Development Co., Ltd.	91,000	1,883,489
Sun Hung Kai Properties Ltd.	303,000	5,201,472
Swire Pacific Ltd.	41,500	569,487
Unibail-Rodamco SE	11,400	2,531,241
UOL Group Ltd.	236,000	830,217
Vornado Realty Trust	22,400	1,915,872
Weyerhaeuser Co.	28,885	455,228

		36,845,643

Health Care–0.6%
Chartwell Seniors Housing Real Estate Investment Trust	88,000	768,899
Health Care REIT, Inc.	33,800	1,600,092
National Health Investors, Inc.	11,392	501,931
Nationwide Health Properties, Inc.	22,025	851,707
Ventas, Inc.	31,700	1,634,769

		5,357,398

		42,203,041

Materials–3.6%
Chemicals–1.3%
Agrium, Inc. (New York)	10,853	813,866
Agrium, Inc. (Toronto)	8,400	630,265
Arkema SA	4,600	235,053
CF Industries Holdings, Inc.	16,000	1,528,000
Clariant AG(a)	19,700	288,338
DIC Corp.	65,000	114,753
Dow Chemical Co. (The)	124,100	3,407,786
Huabao International Holdings Ltd.	216,000	337,524
Israel Chemicals Ltd.	84,752	1,190,186
K&S AG	20,200	1,208,402
Monsanto Co.	20,600	987,358
Nippon Shokubai Co., Ltd.	10,000	87,047
Zeon Corp.	21,000	174,357

		11,002,935

Company	Shares	U.S. $ Value

Construction Materials–0.0%
CRH PLC (London)	1,890	$31,190

Containers & Packaging–0.0%
Smurfit Kappa Group PLC(a)	16,500	166,624

Metals & Mining–2.3%
Agnico-Eagle Mines Ltd.	16,000	1,136,480
ArcelorMittal (Euronext Amsterdam)	500	16,495
BHP Billiton PLC	36,200	1,154,506
Cliffs Natural Resources, Inc.	28,000	1,789,760
Commercial Metals Co.	48,900	708,561
Dowa Holdings Co., Ltd.	27,000	160,780
Eurasian Natural Resources Corp. PLC	9,800	141,593
Freeport-McMoRan Copper & Gold, Inc.	59,100	5,046,549
Gold Fields Ltd. (Sponsored ADR)	24,200	369,534
JFE Holdings, Inc.	9,400	287,585
Kazakhmys PLC	13,400	305,691
KGHM Polska Miedz SA	11,100	446,515
Lundin Mining Corp.(a)	58,400	291,745
Mitsubishi Materials Corp.(a)	119,000	342,172
New Gold, Inc.(a)	33,300	223,316
Rio Tinto PLC	23,100	1,353,276
ThyssenKrupp AG	21,200	691,193
Vale SA (Sponsored ADR) (Local Preference Shares)	58,000	1,609,500
Vale SA (Sponsored ADR)–Class B	61,700	1,929,359
Xstrata PLC	122,160	2,340,010

		20,344,620

		31,545,369

Residential–2.6%
Manufactured Homes–0.1%
Equity Lifestyle Properties, Inc.	13,700	746,376

Multi-Family–1.9%
BRE Properties, Inc.	18,200	755,300
Camden Property Trust	37,100	1,779,687
China Overseas Land & Investment Ltd.	646,000	1,362,381
Colonial Properties Trust	27,400	443,606
Equity Residential	36,600	1,741,062
Essex Property Trust, Inc.	10,300	1,127,232
Home Properties, Inc.	14,150	748,535
KWG Property Holding Ltd.	1,401,000	1,068,094
Mid-America Apartment Communities, Inc.	19,100	1,113,148
MRV Engenharia e Participacoes SA	101,000	958,664
Rossi Residencial SA	130,500	1,249,468
Stockland	341,500	1,269,530
UDR, Inc.	35,500	749,760
Wing Tai Holdings Ltd.	731,000	962,083
Yanlord Land Group Ltd.	790,000	1,051,348

		16,379,898

2010 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Self Storage–0.4%
Big Yellow Group PLC	118,720	$608,677
Extra Space Storage, Inc.	57,400	920,696
Public Storage	22,200	2,154,288

		3,683,661

Student Housing–0.1%
American Campus Communities, Inc.	25,102	764,105

Triple Net–0.1%
Entertainment Properties Trust	23,850	1,029,843

		22,603,883

Retail–2.4%
Regional Mall–1.4%
BR Malls Participacoes SA	99,400	830,683
CapitaMall Trust	465,000	760,682
CBL & Associates Properties, Inc.	35,100	458,406
Multiplan Empreendimentos Imobiliarios SA	72,000	1,527,660
Simon Property Group, Inc.	45,200	4,191,848
Taubman Centers, Inc.	15,600	695,916
Westfield Group	287,956	3,416,931

		11,882,126

Shopping Center/Other Retail–1.0%
Corio NV	12,000	820,745
Eurocommercial Properties N.V.	18,500	858,730
Kimco Realty Corp.	92,500	1,456,875
Klepierre	56,600	2,183,417
Link REIT (The)	331,500	983,613
Primaris Retail Real Estate Investment Trust	35,100	665,907
RioCan Real Estate Investment Trust (Toronto)	26,400	588,092
Tanger Factory Outlet Centers	18,600	876,804
Weingarten Realty Investors	21,600	471,312

		8,905,495

		20,787,621

Telecommunication Services–1.7%
Diversified Telecommunication Services–1.1%
AT&T, Inc.(b)	166,700	4,767,620
CenturyLink, Inc.	45,000	1,775,700
China Unicom Hong Kong Ltd.	220,000	321,151
France Telecom SA	12,500	270,355
Nippon Telegraph & Telephone Corp.	20,300	889,185
Telecom Italia SpA (ordinary shares)	748,500	1,048,547
Telefonica SA	5,100	126,588
Telstra Corp. Ltd.	7,400	18,770

		9,217,916

Wireless Telecommunication Services–0.6%
China Mobile Ltd.	63,500	650,009
KDDI Corp.	77	368,111

Company	Shares	U.S. $ Value

Vodafone Group PLC	649,800	$1,603,286
Vodafone Group PLC (Sponsored ADR)	103,400	2,565,354

		5,186,760

		14,404,676

Office–1.2%
Office–1.2%
Allied Properties Real Estate Investment Trust	31,900	703,791
Boston Properties, Inc.	18,900	1,570,968
Brandywine Realty Trust	54,189	663,815
Brookfield Properties Corp.	47,700	740,304
Castellum AB	87,900	1,172,165
Cominar Real Estate Investment Trust	32,575	686,389
Douglas Emmett, Inc.	44,000	770,440
Great Portland Estates PLC	146,500	787,082
Hongkong Land Holdings Ltd.	267,000	1,659,774
ING Office Fund	1,194,900	693,551
Japan Real Estate Investment Corp.	79	718,498
Orix JREIT, Inc.	93	452,610

		10,619,387

Lodging–0.8%
Lodging–0.8%
DiamondRock Hospitality Co.(a)	78,600	745,914
Great Eagle Holdings Ltd.	190,000	575,548
Hersha Hospitality Trust	100,800	522,144
Hyatt Hotels Corp.(a)	18,446	689,696
InnVest Real Estate Investment Trust	109,600	765,890
Intercontinental Hotels Group PLC	43,900	783,881
LaSalle Hotel Properties	17,900	418,681
Sunstone Hotel Investors, Inc.(a)	108,300	982,281
Whitbread PLC	47,600	1,215,990
Wyndham Worldwide Corp.	15,400	423,038

		7,123,063

Utilities–0.6%
Electric Utilities–0.4%
E.ON AG	34,400	1,014,505
EDF SA	16,700	720,878
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	10,200	182,057
Pepco Holdings, Inc.	52,100	969,060
Tokyo Electric Power Co., Inc. (The)	29,300	715,640

		3,602,140

Gas Utilities–0.0%
Tokyo Gas Co., Ltd.	32,000	145,535

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders–0.2%
Constellation Energy Group, Inc.	47,900	$1,544,296

		5,291,971

Total Common Stocks (cost $566,563,056)		590,395,866

WARRANTS–0.9%
Financials–0.4%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	14,100	272,412
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)(c)	26,700	790,323
Henderson Land Development, expiring 6/01/11(a)	7,400	2,117
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	122,700	2,001,642
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 3/10/11(a)(c)	9,800	281,743
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	8,817	153,172

		3,501,409

Industrials–0.3%
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	12,780	701,239
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/21/18(a)(c)	13,441	355,650
Jain Irrigation Systems Ltd., Merril Lynch Intl & Co., expiring 11/24/14(a)	13,200	349,351
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	17,600	803,993

		2,210,233

Materials–0.1%
Sesa Goa Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	65,200	474,004
Steel Authority of India Ltd., Merril Lynch Intl & Co., expiring 3/25/14(a)(c)	83,671	381,908
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(c)	27,200	394,577

		1,250,489

Company	Shares	U.S. $ Value

Information Technology–0.1%
Au Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	174,100	$181,412
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)	91,000	292,729
Unimicron Technology Corp., Deutsche Bank AG London, expiring 7/31/18(a)(c)	19,600	34,378
United Microelectronics Corp., JPMorgan Chase Bank NA, expiring 9/24/14(a)(c)	186,700	82,148

		590,667

Consumer Discretionary–0.0%
Educomp Solutions Ltd., Deutsche Bank AG London, expiring 8/10/17(a)(c)	27,100	366,809

Total Warrants (cost $7,148,317)		7,919,607

SHORT-TERM INVESTMENTS–30.7%
Investment Companies–30.5%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.18%(d) (cost $264,500,261)	264,500,261	264,500,261

Principal Amount (000)
U.S. Treasury Bill–0.2%
U.S. Treasury Bill 0.13%, 11/12/10 (cost $1,999,487)	$2,000	1,999,487

Total Investments—99.7% (cost $840,211,121)		864,815,221

Other assets less liabilities—0.3%		2,551,784

Net Assets—100.0%		$867,367,005

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Australian T-Bond 10 Yr Future	11	December 2010	$1,138,724	$1,146,946	$8,222
EURO STOXX 50	34	December 2010	1,297,875	1,269,077	(28,798)
FTSE 100 Index Futures	3	December 2010	260,594	260,589	(5)
German Euro Bobl Futures	64	December 2010	10,541,134	10,522,984	(18,150)
German Euro Bund Futures	102	December 2010	18,267,464	18,275,543	8,079
German Euro Buxl Futures	44	December 2010	6,988,100	7,165,571	177,471
German Euro Schatz Futures	103	December 2010	15,375,235	15,317,147	(58,088)

2010 Annual Report	17

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Gov’t of Canada Bond 10Yr Futures	22	December 2010	$2,685,033	$2,704,403	$19,370
JGB Mini 10 Yr Futures SGX	310	December 2010	52,518,573	53,251,078	732,505
TOPIX Index Futures	5	December 2010	488,603	495,029	6,426
U.S. T-Bond 30 Yr Futures	242	December 2010	32,059,491	32,359,938	300,447
U.S. T-Note 10 Yr Futures	177	December 2010	22,073,429	22,310,297	236,868
U.S. T-Note 2 Yr Futures	21	December 2010	4,600,570	4,609,172	8,602
U.S. T-Note 5 Yr Futures	111	December 2010	13,307,054	13,416,259	109,205
UK Long Gilt Bond Futures	65	December 2010	12,755,704	12,694,124	(61,580)

Sold Contracts
MSCI EAFE E Mini Index Futures	19	December 2010	1,445,337	1,478,770	(33,433)
MSCI Emerging Markets E Mini Futures	9	December 2010	465,965	486,000	(20,035)
S&P 500 E Mini Index Futures	8	December 2010	446,353	454,680	(8,327)
S&P TSE 60 Index Futures	1	December 2010	137,718	138,556	(838)

					$1,377,941

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	3,051	$2,775,190	$2,934,357	$159,167
Australian Dollar	Settling 11/15/10	1,028	935,069	988,699	53,630
Australian Dollar	Settling 11/15/10	803	738,383	772,300	33,917
Australian Dollar	Settling 11/15/10	892	776,219	857,898	81,679
Australian Dollar	Settling 11/15/10	3,574	3,240,796	3,437,362	196,566
Australian Dollar	Settling 11/15/10	2,463	2,233,375	2,368,837	135,462
Australian Dollar	Settling 11/15/10	3,516	3,059,834	3,381,580	321,746
Australian Dollar	Settling 12/15/10	2,267	1,982,333	2,172,207	189,874
British Pound	Settling 11/15/10	587	901,703	921,840	20,137
British Pound	Settling 11/15/10	5,344	8,508,557	8,392,355	(116,202)
British Pound	Settling 11/15/10	836	1,290,717	1,312,876	22,159
British Pound	Settling 11/15/10	2,559	3,946,592	4,018,719	72,127
British Pound	Settling 12/15/10	596	921,744	935,779	14,035
Canadian Dollar	Settling 11/15/10	3,145	3,066,587	3,053,590	(12,997)
Canadian Dollar	Settling 11/15/10	1,415	1,343,601	1,373,873	30,272
Canadian Dollar	Settling 11/15/10	1,537	1,474,836	1,492,327	17,491
Euro	Settling 11/15/10	9,935	13,220,703	13,539,617	318,914
Euro	Settling 11/15/10	4,446	5,716,445	6,059,098	342,653
Euro	Settling 11/15/10	654	833,719	891,284	57,565
Euro	Settling 11/15/10	2,642	3,519,487	3,600,570	81,083
Euro	Settling 11/15/10	2,667	3,593,303	3,634,641	41,338
Japanese Yen	Settling 11/15/10	64,870	734,854	777,366	42,512
Japanese Yen	Settling 11/15/10	61,485	710,842	736,802	25,960
Japanese Yen	Settling 11/15/10	100,200	1,156,696	1,200,741	44,045
Japanese Yen	Settling 11/15/10	69,081	789,795	827,828	38,033
Japanese Yen	Settling 11/15/10	658,967	7,745,992	7,896,695	150,703
Japanese Yen	Settling 11/15/10	248,061	2,915,895	2,972,625	56,730

18	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Japanese Yen	Settling 11/15/10	438,762	$5,170,483	$5,257,880	$87,397
Japanese Yen	Settling 12/15/10	320,833	3,826,912	3,846,094	19,182
New Zealand Dollar	Settling 11/15/10	452	317,467	330,531	13,064
New Zealand Dollar	Settling 11/15/10	1,709	1,223,251	1,249,729	26,478
New Zealand Dollar	Settling 11/15/10	3,229	2,351,293	2,361,249	9,956
New Zealand Dollar	Settling 12/15/10	2,899	2,074,119	2,114,905	40,786
Norwegian Krone	Settling 11/15/10	2,854	478,265	484,209	5,944
Norwegian Krone	Settling 11/15/10	13,987	2,343,902	2,373,031	29,129
Norwegian Krone	Settling 11/15/10	8,863	1,393,335	1,503,694	110,359
Norwegian Krone	Settling 12/15/10	7,067	1,118,274	1,197,091	78,817
Norwegian Krone	Settling 12/15/10	7,508	1,207,779	1,271,793	64,014
Swedish Krona	Settling 11/15/10	2,229	297,522	330,329	32,807
Swedish Krona	Settling 11/15/10	8,020	1,094,622	1,188,533	93,911
Swedish Krona	Settling 11/15/10	4,453	605,568	659,918	54,350
Swedish Krona	Settling 11/15/10	4,722	666,102	699,782	33,680
Swedish Krona	Settling 11/15/10	26,610	3,561,486	3,943,500	382,014
Swedish Krona	Settling 11/15/10	3,569	492,282	528,912	36,630
Swedish Krona	Settling 12/15/10	14,685	1,968,723	2,174,457	205,734
Swedish Krona	Settling 12/15/10	5,563	762,446	823,732	61,286
Swiss Franc	Settling 11/15/10	3,573	3,444,453	3,637,517	193,064
Swiss Franc	Settling 11/15/10	225	219,093	229,063	9,970
Swiss Franc	Settling 11/15/10	1,989	1,965,901	2,024,915	59,014
Swiss Franc	Settling 11/15/10	778	761,044	792,048	31,004
Swiss Franc	Settling 12/15/10	1,012	1,009,053	1,030,591	21,538

Sale Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	1,866	1,756,130	1,794,661	(38,531)
Australian Dollar	Settling 11/15/10	1,185	1,142,648	1,139,696	2,952
Australian Dollar	Settling 11/15/10	1,507	1,355,426	1,449,386	(93,960)
Australian Dollar	Settling 11/15/10	2,959	2,596,552	2,845,874	(249,322)
Australian Dollar	Settling 11/15/10	1,028	902,080	988,698	(86,618)
British Pound	Settling 11/15/10	735	1,128,578	1,154,263	(25,685)
British Pound	Settling 11/15/10	525	799,811	824,473	(24,662)
British Pound	Settling 11/15/10	1,592	2,534,735	2,500,118	34,617
British Pound	Settling 11/15/10	2,408	3,785,930	3,781,585	4,345
British Pound	Settling 11/15/10	1,157	1,787,183	1,816,982	(29,799)
British Pound	Settling 11/15/10	668	1,031,612	1,049,044	(17,432)
British Pound	Settling 11/15/10	1,359	2,097,154	2,134,208	(37,054)
British Pound	Settling 11/15/10	576	895,328	904,565	(9,237)
British Pound	Settling 11/15/10	1,715	2,689,394	2,693,280	(3,886)
British Pound	Settling 11/15/10	1,077	1,696,619	1,691,348	5,271
British Pound	Settling 11/15/10	1,720	2,712,785	2,701,132	11,653
British Pound	Settling 12/15/10	596	925,606	935,779	(10,173)
Canadian Dollar	Settling 11/15/10	2,329	2,255,515	2,261,307	(5,792)
Canadian Dollar	Settling 11/15/10	904	864,691	877,725	(13,034)
Canadian Dollar	Settling 11/15/10	1,627	1,536,471	1,579,711	(43,240)
Canadian Dollar	Settling 11/15/10	3,785	3,555,092	3,674,988	(119,896)

2010 Annual Report	19

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Canadian Dollar	Settling 11/15/10	1,402	$1,362,104	$1,361,251	$853
Canadian Dollar	Settling 12/15/10	1,035	976,811	1,004,179	(27,368)
Canadian Dollar	Settling 12/15/10	4,005	3,845,637	3,885,738	(40,101)
Canadian Dollar	Settling 12/15/10	419	405,560	406,523	(963)
Euro	Settling 11/15/10	3,790	5,043,429	5,165,087	(121,658)
Euro	Settling 11/15/10	4,232	5,536,345	5,767,454	(231,109)
Euro	Settling 11/15/10	2,326	2,951,810	3,169,919	(218,109)
Euro	Settling 11/15/10	3,014	3,815,061	4,107,540	(292,479)
Euro	Settling 11/15/10	2,504	3,211,680	3,412,501	(200,821)
Euro	Settling 11/15/10	1,187	1,550,792	1,617,668	(66,876)
Euro	Settling 11/15/10	2,865	3,903,218	3,904,479	(1,261)
Euro	Settling 12/15/10	277	351,494	377,412	(25,918)
Japanese Yen	Settling 11/15/10	293,817	3,424,521	3,520,940	(96,419)
Japanese Yen	Settling 11/15/10	319,041	3,801,954	3,823,210	(21,256)
Japanese Yen	Settling 11/15/10	68,279	806,661	818,218	(11,557)
Japanese Yen	Settling 11/15/10	50,128	593,252	600,706	(7,454)
Japanese Yen	Settling 11/15/10	161,894	1,888,616	1,940,048	(51,432)
Japanese Yen	Settling 11/15/10	115,326	1,366,406	1,382,003	(15,597)
Japanese Yen	Settling 11/15/10	215,007	2,571,024	2,576,525	(5,501)
Japanese Yen	Settling 12/15/10	48,805	572,305	585,067	(12,762)
New Zealand Dollar	Settling 11/15/10	2,349	1,704,012	1,717,738	(13,726)
New Zealand Dollar	Settling 11/15/10	1,207	883,887	882,635	1,252
Swiss Franc	Settling 11/15/10	225	216,905	229,062	(12,157)
Swiss Franc	Settling 11/15/10	1,403	1,326,275	1,428,334	(102,059)
Swiss Franc	Settling 11/15/10	1,148	1,176,326	1,168,729	7,597

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	FTSE EPRA/NAREIT Developed Real Estate index	1,078	1-Month USD-LIBOR-BBA Less a specified spread*	$2,894	9/15/11	Credit Suisse International	$56,445
Receive	FTSE EPRA/NAREIT Developed Real Estate index	7,378	1-Month USD-LIBOR-BBA Less a specified spread*	20,010	10/17/11	Credit Suisse International	185,922
Receive	FTSE EPRA/NAREIT Developed Real Estate index	694	1-Month USD-LIBOR-BBA Less a specified spread*	1,901	10/17/11	Credit Suisse International	(972)

							$241,395

*	BBA—British Bankers’ Association
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $40,739,360.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $8,603,525 or 1.0% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS–66.2%
Consumer Discretionary–11.3%
Auto Components–0.7%
GKN PLC	261,800	$697,449
Johnson Controls, Inc.	216,800	6,612,400
Lear Corp.(a)	49,200	3,883,356

		11,193,205

Automobiles–1.1%
Bayerische Motoren Werke AG	32,600	2,286,703
Ford Motor Co.(a)	1,016,100	12,437,064
Nissan Motor Co., Ltd.	217,500	1,904,737
Renault SA(a)	32,700	1,685,377

		18,313,881

Distributors–0.4%
Inchcape PLC(a)	79,620	390,419
Li & Fung Ltd.	1,122,000	6,314,056

		6,704,475

Diversified Consumer Services–0.1%
Anhanguera Educacional Participacoes SA	101,700	1,803,792
Estacio Participacoes SA	36,600	419,862

		2,223,654

Hotels, Restaurants & Leisure–0.5%
Ajisen China Holdings Ltd.	200,200	313,830
Carnival PLC	22,647	893,147
Hyatt Hotels Corp.(a)	15,400	575,806
Royal Caribbean Cruises Ltd.(a)	113,100	3,566,043
Starbucks Corp.	127,100	3,251,218

		8,600,044

Household Durables–1.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	147,200	2,083,593
DR Horton, Inc.	351,500	3,908,680
Electrolux AB	42,600	1,050,260
Garmin Ltd.	51,500	1,563,025
MRV Engenharia e Participacoes SA	43,100	409,093
NVR, Inc.(a)	3,200	2,072,096
Pulte Group, Inc.(a)	325,300	2,849,628
Rossi Residencial SA	58,600	561,064
Sharp Corp.	160,000	1,594,881
Sony Corp.	62,400	1,926,391

		18,018,711

Internet & Catalog Retail–0.2%
Amazon.com, Inc.(a)	27,500	4,319,150

Company	Shares	U.S. $ Value

Media–3.9%
Cablevision Systems Corp.	140,700	$3,684,933
Comcast Corp.–Class A(b)	760,600	13,751,648
DIRECTV(a)	98,400	4,096,392
Gannett Co., Inc.	141,800	1,734,214
Informa PLC	141,800	934,185
Jupiter Telecommunications Co., Ltd.	1,058	1,142,320
Meredith Corp.	62,400	2,078,544
News Corp.–Class A	904,500	11,812,770
Time Warner Cable, Inc.–Class A(b)	215,900	11,656,441
Time Warner, Inc.	192,700	5,906,255
Vivendi SA	78,030	2,138,668
Walt Disney Co. (The)	232,500	7,698,075

		66,634,445

Multiline Retail–1.5%
Kohl’s Corp.(a)(b)	284,500	14,987,460
Marks & Spencer Group PLC	231,300	1,412,834
PPR	6,800	1,103,230
Target Corp.(b)	152,900	8,170,976

		25,674,500

Specialty Retail–1.4%
Esprit Holdings Ltd.	291,400	1,576,421
Fast Retailing Co., Ltd.	12,800	1,803,074
Gap, Inc. (The)	330,300	6,156,792
Hennes & Mauritz AB–Class B	94,700	3,436,871
Inditex SA	34,590	2,749,762
Lowe’s Cos., Inc.	123,400	2,750,586
Ross Stores, Inc.	77,800	4,249,436
Yamada Denki Co., Ltd.	24,100	1,496,631

		24,219,573

Textiles, Apparel & Luxury Goods–0.4%
Anta Sports Products Ltd.	483,000	1,122,175
Cie Financiere Richemont SA	21,700	1,047,000
Daphne International Holdings Ltd.	122,000	144,042
Polo Ralph Lauren Corp.–Class A	41,300	3,711,218
Ports Design Ltd.	306,000	843,032

		6,867,467

		192,769,105

Financials–10.2%
Capital Markets–1.2%
Credit Suisse Group AG	52,000	2,215,369
Credit Suisse Group AG (Sponsored ADR)	4,400	187,264
Deutsche Bank AG	24,800	1,357,674
Franklin Resources, Inc.	10,900	1,165,210
Goldman Sachs Group, Inc. (The)	78,200	11,306,156
GP Investments Ltd. (BDR)(a)	399,300	1,467,876
Julius Baer Group Ltd.	23,064	840,169
Man Group PLC	449,200	1,547,758

		20,087,476

2010 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Commercial Banks–3.7%
Banco Bradesco SA (Preference Shares)	13,750	$275,650
Banco Santander Brasil SA (ADR)	124,100	1,708,857
Banco Santander SA	206,900	2,626,028
Bangkok Bank PCL (NVDR)	204,200	1,048,822
Bank Central Asia Tbk PT	1,544,000	1,158,226
Bank of China Ltd.	2,617,000	1,373,862
Bank Rakyat Indonesia	939,000	1,051,393
Barclays PLC	406,800	1,912,077
BB&T Corp.	177,700	4,279,016
BNP Paribas	37,340	2,665,003
China Construction Bank Corp.–Class H	554,000	484,195
Comerica, Inc.	94,200	3,499,530
Danske Bank A/S(a)	42,100	1,010,667
DnB NOR ASA	46,800	638,846
Fifth Third Bancorp	320,100	3,850,803
Itau Unibanco Holding SA (ADR)	118,050	2,854,449
KB Financial Group, Inc. (ADR)	35,900	1,539,033
KBC Groep NV(a)	22,300	1,000,942
National Australia Bank Ltd.	104,800	2,567,930
National Bank of Canada	16,900	1,066,495
Societe Generale	20,200	1,168,022
Standard Chartered PLC	137,000	3,933,884
Sumitomo Mitsui Financial Group, Inc.	51,500	1,500,806
Toronto-Dominion Bank (The)	10,300	745,296
Turkiye Garanti Bankasi AS	527,100	3,054,136
Turkiye Vakiflar Bankasi Tao–Class D	353,500	1,072,530
UniCredit SpA	787,300	2,016,202
Wells Fargo & Co.(b)	533,500	13,406,855

		63,509,555

Consumer Finance–0.3%
Capital One Financial Corp.	92,000	3,638,600
ORIX Corp.	16,870	1,291,195

		4,929,795

Diversified Financial Services–3.0%
AMMB Holdings Bhd	217,000	416,760
Bank of America Corp.	208,700	2,736,057
BM&F Bovespa SA	325,600	2,722,955
Challenger Financial Services Group Ltd.	79,900	327,478
CME Group, Inc.–Class A	20,800	5,417,360
Hong Kong Exchanges and Clearing Ltd.	99,000	1,946,317
JPMorgan Chase & Co.	966,200	36,783,234

		50,350,161

Insurance–1.2%
Admiral Group PLC	153,137	4,013,119
Allianz SE	22,600	2,553,287
Aviva PLC	294,800	1,847,947
Muenchener Rueckversicherungs AG (MunichRe)	14,700	2,035,683
Prudential PLC	193,400	1,932,618
Travelers Cos., Inc. (The)	120,500	6,278,050
XL Group PLC	51,200	1,108,992

		19,769,696

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.8%
CapitaLand Ltd.	799,000	$2,465,774
CapitaMalls Asia Ltd.	245,000	402,592
China Overseas Land & Investment Ltd.	1,534,000	3,235,128
Hang Lung Group Ltd.	135,000	880,271
Hang Lung Properties Ltd.	901,000	4,370,366
Mitsui Fudosan Co., Ltd.	106,000	1,788,480
New World Development Ltd.	491,000	983,806
Sumitomo Realty & Development Co., Ltd.	17,000	351,861

		14,478,278

		173,124,961

Information Technology–9.2%
Communications Equipment–1.1%
Cisco Systems, Inc.(a)(b)	514,500	11,267,550
Juniper Networks, Inc.(a)	98,400	2,986,440
Motorola, Inc.(a)	513,000	4,375,890

		18,629,880

Computers & Peripherals–3.7%
Apple, Inc.(a)(b)	111,700	31,694,875
Dell, Inc.(a)(b)	505,100	6,546,096
EMC Corp.(a)(b)	596,800	12,121,008
Hewlett-Packard Co.	175,300	7,374,871
Lite-On Technology Corp.	552,089	696,868
Logitech International SA(a)	50,300	878,211
Toshiba Corp.	438,000	2,118,171
Wistron Corp.	609,213	1,109,934

		62,540,034

Electronic Equipment, Instruments & Components–0.7%
AU Optronics Corp. (ADR)(a)	2,231,000	2,319,716
Corning, Inc.	275,400	5,034,312
Keyence Corp.	1,600	348,907
Tyco Electronics Ltd.	175,400	5,125,188

		12,828,123

Internet Software & Services–1.4%
Google, Inc.–Class A(a)(b)	42,700	22,451,233
Yahoo! Japan Corp.	2,087	721,165

		23,172,398

IT Services–0.6%
Accenture PLC	94,600	4,019,554
Cap Gemini SA	29,000	1,455,963
International Business Machines Corp.	29,400	3,943,716
Visa, Inc.–Class A	13,800	1,024,788

		10,444,021

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	81,000	793,927

Semiconductors & Semiconductor Equipment–1.1%
Aixtron AG	27,400	812,278
Broadcom Corp.–Class A	179,400	6,348,966
Intel Corp.(b)	178,800	3,438,324

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

KLA-Tencor Corp.	90,900	$3,202,407
Samsung Electronics Co., Ltd. (GDR) (London)(c)	800	275,054
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(c)	9,900	3,395,700
Trina Solar Ltd. (Sponsored ADR)(a)	64,700	1,952,646
United Microelectronics Corp.	435,000	193,272

		19,618,647

Software–0.6%
Citrix Systems, Inc.(a)	32,800	2,238,272
Microsoft Corp.	117,700	2,882,473
Oracle Corp.	168,400	4,521,540

		9,642,285

		157,669,315

Energy–7.9%
Energy Equipment & Services–2.5%
AMEC PLC	178,400	2,765,474
Cameron International Corp.(a)	64,900	2,788,104
Cie Generale de Geophysique-Veritas(a)	32,000	701,972
Ensco PLC (Sponsored ADR)	171,300	7,662,249
Petrofac Ltd.	80,700	1,740,048
Petroleum Geo-Services ASA(a)	45,550	522,389
Rowan Cos., Inc.(a)	138,800	4,213,968
Saipem SpA	62,600	2,516,052
Schlumberger Ltd.(b)	281,500	17,343,215
Technip SA	31,715	2,555,598

		42,809,069

Oil, Gas & Consumable Fuels–5.4%
Afren PLC(a)	997,263	1,735,393
Banpu PCL (NVDR)	48,500	1,144,294
BP PLC	430,200	2,943,456
China Petroleum & Chemical Corp.–Class H	1,358,000	1,198,141
ConocoPhillips(b)	153,000	8,786,790
Devon Energy Corp.(b)	110,900	7,179,666
EOG Resources, Inc.	63,100	5,866,407
Gazprom OAO (Sponsored ADR)	138,900	2,909,955
Hess Corp.	110,000	6,503,200
JX Holdings, Inc.	141,800	822,819
LUKOIL OAO (London) (Sponsored ADR)	24,050	1,363,635
Marathon Oil Corp.	264,100	8,741,710
Newfield Exploration Co.(a)	110,200	6,329,888
Nexen, Inc. (New York)	25,900	520,590
Nexen, Inc. (Toronto)	85,168	1,713,459
Noble Energy, Inc.	117,600	8,830,584
Occidental Petroleum Corp.	55,400	4,337,820
OMV AG	20,900	782,966
Penn West Energy Trust	89,722	1,798,103
Petroleo Brasileiro SA (Sponsored ADR)	119,100	3,908,862
PTT PCL (NVDR)	110,100	1,073,792
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	160,800	4,867,013

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (New York)	125,200	$4,075,260
Suncor Energy, Inc. (Toronto)	98,900	3,220,089
Yanzhou Coal Mining Co., Ltd.–Class H	436,000	1,063,251

		91,717,143

		134,526,212

Health Care–7.4%
Biotechnology–1.6%
Celgene Corp.(a)	111,400	6,417,754
Gilead Sciences, Inc.(a)(b)	472,500	16,825,725
Vertex Pharmaceuticals, Inc.(a)	150,200	5,192,414

		28,435,893

Health Care Equipment & Supplies–1.4%
Alcon, Inc.	141,300	23,567,427

Health Care Providers & Services–0.4%
Community Health Systems, Inc.(a)	24,500	758,765
Express Scripts, Inc.–Class A(a)	114,800	5,590,760

		6,349,525

Pharmaceuticals–4.0%
Aspen Pharmacare Holdings Ltd.(a)	199,121	2,683,830
AstraZeneca PLC	62,300	3,162,375
AstraZeneca PLC (Sponsored ADR)	145,600	7,381,920
Bayer AG	28,600	1,993,422
Johnson & Johnson	297,900	18,457,884
Merck & Co., Inc.	24,500	901,845
Novartis AG	45,420	2,614,280
Pfizer, Inc.(b)	936,500	16,079,705
Sanofi-Aventis SA	31,600	2,103,478
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	234,550	12,372,513

		67,751,252

		126,104,097

Industrials–6.8%
Aerospace & Defense–1.3%
BAE Systems PLC	297,200	1,600,424
Goodrich Corp.	66,600	4,910,418
Honeywell International, Inc.	86,000	3,778,840
Northrop Grumman Corp.	131,700	7,984,971
Raytheon Co.	69,300	3,167,703

		21,442,356

Air Freight & Logistics–0.5%
FedEx Corp.	40,300	3,445,650
Kuehne & Nagel International AG	2,727	327,722
United Parcel Service, Inc.–Class B	80,000	5,335,200

		9,108,572

Airlines–0.2%
Delta Air Lines, Inc.(a)	364,700	4,245,108

2010 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Building Products–0.1%
Asahi Glass Co., Ltd.	136,000	$1,387,016
Cie de St-Gobain	254	11,350

		1,398,366

Commercial Services & Supplies–0.3%
Aggreko PLC	42,703	1,054,811
G4S PLC	181,500	727,459
Rentokil Initial PLC(a)	271,700	439,789
Serco Group PLC	269,100	2,601,197

		4,823,256

Construction & Engineering–0.2%
Bouygues SA	61,300	2,641,016
Murray & Roberts Holdings Ltd.	142,700	917,651

		3,558,667

Electrical Equipment–0.6%
Cooper Industries PLC	166,600	8,151,738
Vestas Wind Systems A/S(a)	32,371	1,219,771

		9,371,509

Industrial Conglomerates–0.3%
Bidvest Group Ltd.	52,400	1,104,976
General Electric Co.(b)	295,200	4,797,000

		5,901,976

Machinery–2.3%
Cargotec Oyj	7,100	307,397
Danaher Corp.	252,200	10,241,842
Deere & Co.	52,200	3,642,516
Dover Corp.	108,000	5,638,680
Illinois Tool Works, Inc.(b)	140,200	6,592,204
Ingersoll-Rand PLC	240,100	8,573,971
Parker Hannifin Corp.	51,700	3,622,102
SPX Corp.	15,500	980,840

		39,599,552

Professional Services–0.5%
Bureau Veritas SA	14,300	998,381
Capita Group PLC (The)	432,400	5,342,974
Randstad Holding NV(a)	24,339	1,105,836
SGS SA	613	991,115

		8,438,306

Road & Rail–0.1%
Firstgroup PLC	82,900	472,790
Nippon Express Co., Ltd.	127,000	483,908

		956,698

Trading Companies & Distributors–0.2%
Mitsubishi Corp.	70,200	1,667,890
Mitsui & Co., Ltd.	112,700	1,675,729

		3,343,619

Transportation Infrastructure–0.2%
China Merchants Holdings International Co., Ltd.	910,000	3,290,419

		115,478,404

Company	Shares	U.S. $ Value

Consumer Staples–6.4%
Beverages–1.0%
Anheuser-Busch InBev NV	79,610	$4,686,581
Asahi Breweries Ltd.	51,700	1,035,574
Cia de Bebidas das Americas (Preference Shares)	21,200	2,569,184
Constellation Brands, Inc.–Class A(a)	57,400	1,015,406
PepsiCo, Inc.(b)	122,500	8,138,900

		17,445,645

Food & Staples Retailing–1.2%
Aeon Co., Ltd.	44,200	473,870
BIM Birlesik Magazalar AS	13,000	375,196
Casino Guichard Perrachon SA	5,816	532,926
Costco Wholesale Corp.(b)	108,800	7,016,512
Delhaize Group SA	21,033	1,528,295
Koninklijke Ahold NV	65,300	881,341
Olam International Ltd.	717,000	1,776,572
Safeway, Inc.(b)	261,900	5,541,804
Tesco PLC	391,800	2,613,540

		20,740,056

Food Products–1.4%
Archer-Daniels-Midland Co.	109,200	3,485,664
Bunge Ltd.	96,500	5,708,940
Chaoda Modern Agriculture Holdings Ltd.	4,216,000	3,508,482
China Green Holdings Ltd.	1,266,000	1,221,965
Sara Lee Corp.	588,500	7,903,555
Smithfield Foods, Inc.(a)	170,000	2,861,100

		24,689,706

Household Products–1.2%
Kimberly-Clark Corp.	50,500	3,285,025
Procter & Gamble Co. (The)	251,400	15,076,458
Reckitt Benckiser Group PLC	29,595	1,630,017

		19,991,500

Tobacco–1.6%
Altria Group, Inc.(b)	433,400	10,410,268
British American Tobacco PLC	186,900	6,979,917
Imperial Tobacco Group PLC	143,100	4,268,771
Japan Tobacco, Inc.	1,573	5,241,331

		26,900,287

		109,767,194

Materials–4.4%
Chemicals–1.7%
Agrium, Inc. (New York)	20,400	1,529,796
Agrium, Inc. (Toronto)	19,700	1,478,122
Arkema SA	13,300	679,611
CF Industries Holdings, Inc.	39,300	3,753,150
Clariant AG(a)	46,300	677,667
DIC Corp.	208,000	367,210
Dow Chemical Co. (The)	325,400	8,935,484
Huabao International Holdings Ltd.	507,000	792,244
Israel Chemicals Ltd.	199,761	2,805,275

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

K&S AG	47,900	$2,865,468
Monsanto Co.	68,600	3,287,998
Nippon Shokubai Co., Ltd.	24,000	208,912
Zeon Corp.	49,000	406,832

		27,787,769

Construction Materials–0.0%
CRH PLC (London)	4,970	82,018

Containers & Packaging–0.0%
Smurfit Kappa Group PLC(a)	38,900	392,828

Metals & Mining–2.7%
Agnico-Eagle Mines Ltd.	38,100	2,706,243
BHP Billiton PLC	85,300	2,720,425
Cliffs Natural Resources, Inc.	59,700	3,816,024
Commercial Metals Co.	111,000	1,608,390
Dowa Holdings Co., Ltd.	62,000	369,200
Eurasian Natural Resources Corp. PLC	21,200	306,302
Freeport-McMoRan Copper & Gold, Inc.	123,800	10,571,282
Gold Fields Ltd. (Sponsored ADR)	57,300	874,971
JFE Holdings, Inc.	22,700	694,487
Kazakhmys PLC	32,400	739,133
KGHM Polska Miedz SA	26,500	1,066,003
Lundin Mining Corp.(a)	159,000	794,305
Mitsubishi Materials Corp.(a)	299,000	859,743
New Gold, Inc.(a)	81,100	543,872
Rio Tinto PLC	54,200	3,175,220
ThyssenKrupp AG	49,700	1,620,391
Vale SA (Sponsored ADR) (Local Preference Shares)	128,700	3,571,425
Vale SA (Sponsored ADR)–Class B	146,100	4,568,547
Xstrata PLC	286,840	5,494,503

		46,100,466

		74,363,081

Telecommunication Services–1.9%
Diversified Telecommunication Services–1.2%
AT&T, Inc.(b)	383,900	10,979,540
CenturyLink, Inc.	107,500	4,241,950
China Unicom Hong Kong Ltd.	520,000	759,084
Nippon Telegraph & Telephone Corp.	47,800	2,093,746
Telecom Italia SpA (ordinary shares)	1,762,900	2,469,585
Telstra Corp. Ltd.	14,700	37,286

		20,581,191

Wireless Telecommunication Services–0.7%
China Mobile Ltd.	150,000	1,535,454
KDDI Corp.	182	870,081
Vodafone Group PLC	1,551,300	3,827,606
Vodafone Group PLC (Sponsored ADR)	243,900	6,051,159

		12,284,300

		32,865,491

Company	Shares	U.S. $ Value

Utilities–0.7%
Electric Utilities–0.5%
E.ON AG	82,000	$2,418,296
EDF SA	32,600	1,407,224
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	20,000	356,974
Pepco Holdings, Inc.	114,000	2,120,400
Tokyo Electric Power Co., Inc. (The)	69,000	1,685,296

		7,988,190

Gas Utilities–0.0%
Tokyo Gas Co., Ltd.	71,000	322,907

Independent Power Producers & Energy Traders–0.2%
Constellation Energy Group, Inc.	113,800	3,668,912

		11,980,009

Total Common Stocks (cost $1,082,409,157)		1,128,647,869

WARRANTS–1.1%
Financials–0.5%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	30,200	583,464
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)(c)	62,500	1,850,006
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	291,000	4,747,170
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 3/10/11(a)(c)	20,700	595,111
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	20,782	361,031

		8,136,782

Industrials–0.3%
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	30,200	1,657,074
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/21/18(a)(c)	30,371	803,620
Jain Irrigation Systems Ltd., Merril Lynch Intl & Co., expiring 11/24/14(a)	32,300	854,852
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	41,700	1,904,914

		5,220,460

Materials–0.2%
Sesa Goa Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(c)	130,900	951,643
Steel Authority of India Ltd., Merril Lynch Intl & Co., expiring 3/25/14(a)(c)	206,775	943,804

2010 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(c)	66,100	$958,879

		2,854,326

Information Technology–0.1%
Au Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	387,300	403,566
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)	216,300	695,794
Unimicron Technology Corp., Deutsche Bank AG London, expiring 7/31/18(a)(c)	44,900	78,755
United Microelectronics Corp., JPMorgan Chase Bank NA, expiring 9/24/14(a)(c)	415,100	182,644

		1,360,759

Company	Shares	U.S. $ Value

Consumer Discretionary–0.0%
Educomp Solutions Ltd., Deutsche Bank AG London, expiring 8/10/17(a)(c)	61,100	$827,013

Total Warrants (cost $16,591,827)		18,399,340

SHORT-TERM INVESTMENTS–31.1%
Investment Companies–31.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.18%(d) (cost $531,291,067)	531,291,067	531,291,067

Total Investments—98.4% (cost $1,630,292,051)		1,678,338,276

Other assets less liabilities—1.6%		27,698,460

Net Assets—100.0%		$1,706,036,736

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	4	December 2010	$448,780	$444,613	$(4,167)
EURO STOXX 50	83	December 2010	3,160,326	3,098,041	(62,285)
FTSE 100 Index Futures	6	December 2010	521,471	521,177	(294)
MSCI EAFE Mini Index Futures	673	December 2010	51,745,204	52,379,590	634,386
MSCI Emerging Market Mini Futures	331	December 2010	17,329,332	17,874,000	544,668
S&P 500 Mini Index Futures	3,218	December 2010	179,340,566	182,895,030	3,554,464
S&P TSE 60 Index Futures	42	December 2010	5,750,489	5,819,341	68,852
TOPIX Index Futures	5	December 2010	504,799	495,029	(9,770)
U.S. T-Note 10 Yr Futures	900	December 2010	112,299,910	113,442,188	1,142,278
U.S. T-Note 2 Yr Futures	125	December 2010	27,385,813	27,435,547	49,734
U.S. T-Note 5 Yr Futures	592	December 2010	70,943,929	71,553,375	609,446

					$6,527,312

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Credit Suisse London Branch:
Euro	Settling 11/15/10	5,581	$7,595,462	$7,605,898	$10,436
State Street Bank and Co.:
Australian Dollar	Settling 11/15/10	9,326	8,116,045	8,969,456	853,411
Australian Dollar	Settling 11/15/10	5,371	4,870,262	5,165,661	295,399
Australian Dollar	Settling 11/15/10	2,429	2,202,544	2,336,135	133,591
Australian Dollar	Settling 11/15/10	2,591	2,382,502	2,491,943	109,441
British Pound	Settling 11/15/10	1,890	2,914,834	2,968,105	53,271

26	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

British Pound	Settling 11/15/10	1,671	$2,579,890	$2,624,181	$44,291
British Pound	Settling 11/15/10	1,246	1,921,631	1,956,750	35,119
British Pound	Settling 11/15/10	3,709	5,905,359	5,824,709	(80,650)
Canadian Dollar	Settling 11/15/10	4,331	4,112,463	4,205,118	92,655
Canadian Dollar	Settling 11/15/10	5,664	5,522,782	5,499,374	(23,408)
Euro	Settling 11/15/10	8,934	11,901,249	12,175,433	274,184
Euro	Settling 11/15/10	3,163	4,066,827	4,310,599	243,772
Euro	Settling 11/15/10	6,330	8,423,459	8,626,651	203,192
Euro	Settling 11/15/10	1,842	2,348,181	2,510,314	162,133
Euro	Settling 11/15/10	2,045	2,629,359	2,786,967	157,608
Japanese Yen	Settling 11/15/10	589,827	6,933,268	7,068,159	134,891
Japanese Yen	Settling 11/15/10	499,634	5,873,072	5,987,336	114,264
Japanese Yen	Settling 11/15/10	168,574	1,909,624	2,020,097	110,473
Japanese Yen	Settling 11/15/10	121,858	1,397,230	1,460,279	63,049
Japanese Yen	Settling 11/15/10	118,489	1,367,823	1,419,907	52,084
Japanese Yen	Settling 11/15/10	259,177	3,054,207	3,105,833	51,626
Japanese Yen	Settling 11/15/10	161,119	1,898,667	1,930,760	32,093
New Zealand Dollar	Settling 11/15/10	3,884	2,780,051	2,840,227	60,176
New Zealand Dollar	Settling 11/15/10	9,322	6,788,094	6,816,836	28,742
Norwegian Krone	Settling 11/15/10	21,787	3,425,090	3,696,376	271,286
Norwegian Krone	Settling 11/15/10	31,996	5,361,799	5,428,433	66,634
Swedish Krona	Settling 11/15/10	56,878	7,612,560	8,429,102	816,542
Swedish Krona	Settling 11/15/10	20,007	2,730,686	2,964,961	234,275
Swedish Krona	Settling 11/15/10	13,823	1,879,803	2,048,516	168,713
Swedish Krona	Settling 11/15/10	6,385	852,257	946,232	93,975
Swedish Krona	Settling 11/15/10	8,871	1,223,603	1,314,648	91,045
Swedish Krona	Settling 11/15/10	10,804	1,524,051	1,601,111	77,060
Swedish Krona	Settling 11/15/10	6,142	909,254	910,221	967
Swiss Franc	Settling 11/15/10	2,157	2,079,397	2,195,949	116,552
Swiss Franc	Settling 11/15/10	3,587	3,545,342	3,651,770	106,428
Swiss Franc	Settling 11/15/10	662	644,621	673,954	29,333

Sale Contracts:
State Street Bank and Co.:
Australian Dollar	Settling 11/15/10	1,802	1,737,597	1,733,108	4,489
Australian Dollar	Settling 11/15/10	327	313,024	314,498	(1,474)
Australian Dollar	Settling 11/15/10	2,102	1,890,581	2,021,638	(131,057)
British Pound	Settling 11/15/10	3,572	5,687,231	5,609,560	77,671
British Pound	Settling 11/15/10	3,089	4,882,473	4,851,044	31,429
British Pound	Settling 11/15/10	2,743	4,326,260	4,307,678	18,582
British Pound	Settling 11/15/10	1,246	1,973,265	1,956,750	16,515
British Pound	Settling 11/15/10	3,218	5,059,436	5,053,630	5,806
British Pound	Settling 11/15/10	3,597	5,640,672	5,648,821	(8,149)
British Pound	Settling 11/15/10	491	758,433	771,079	(12,646)
British Pound	Settling 11/15/10	1,890	2,919,426	2,968,104	(48,678)
British Pound	Settling 11/15/10	2,004	3,094,837	3,147,133	(52,296)
British Pound	Settling 11/15/10	1,624	2,493,619	2,550,371	(56,752)
British Pound	Settling 11/15/10	1,417	2,158,729	2,225,293	(66,564)
British Pound	Settling 11/15/10	3,136	4,839,350	4,924,855	(85,505)

2010 Annual Report	27

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	Settling 11/15/10	4,808	$4,656,298	$4,668,254	$(11,956)
Canadian Dollar	Settling 11/15/10	2,320	2,219,119	2,252,569	(33,450)
Canadian Dollar	Settling 11/15/10	1,680	1,586,522	1,631,170	(44,648)
Canadian Dollar	Settling 11/15/10	10,213	9,592,644	9,916,157	(323,513)
Euro	Settling 11/15/10	4,503	6,134,797	6,136,778	(1,981)
Euro	Settling 11/15/10	2,045	2,755,433	2,786,967	(31,534)
Euro	Settling 11/15/10	837	1,062,195	1,140,680	(78,485)
Euro	Settling 11/15/10	3,163	4,014,005	4,310,599	(296,594)
Euro	Settling 11/15/10	5,493	7,185,997	7,485,970	(299,973)
Euro	Settling 11/15/10	9,766	12,995,812	13,309,300	(313,488)
Euro	Settling 11/15/10	6,455	8,279,312	8,797,003	(517,691)
Euro	Settling 11/15/10	5,983	7,573,162	8,153,752	(580,590)
Japanese Yen	Settling 11/15/10	67,201	800,822	805,299	(4,477)
Japanese Yen	Settling 11/15/10	358,270	4,284,143	4,293,309	(9,166)
Japanese Yen	Settling 11/15/10	99,783	1,180,906	1,195,744	(14,838)
Japanese Yen	Settling 11/15/10	161,119	1,913,709	1,930,760	(17,051)
Japanese Yen	Settling 11/15/10	259,177	3,088,566	3,105,833	(17,267)
Japanese Yen	Settling 11/15/10	191,048	2,257,077	2,289,413	(32,336)
Japanese Yen	Settling 11/15/10	355,233	4,208,872	4,256,915	(48,043)
Japanese Yen	Settling 11/15/10	432,433	5,040,129	5,182,037	(141,908)
New Zealand Dollar	Settling 11/15/10	4,076	2,956,812	2,980,629	(23,817)
Swiss Franc	Settling 11/15/10	286	290,840	291,165	(325)
Swiss Franc	Settling 11/15/10	662	638,183	673,954	(35,771)
Swiss Franc	Settling 11/15/10	1,871	1,768,682	1,904,785	(136,103)
Westpac Banking Co.:
New Zealand Dollar	Settling 11/15/10	2,755	2,022,583	2,014,630	7,953

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $69,744,212.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $20,115,882 or 1.2% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

BDR—Brazilian Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

See notes to financial statements.

28	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2010

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–52.6%
Australia–1.1%
Australia Government Bond Series 120 6.00%, 2/15/17	AUD	5,086	$5,205,810
Series 123 5.75%, 4/15/12		1,890	1,853,029

			7,058,839

Austria–1.9%
Austria Government Bond 4.00%, 9/15/16(a)	EUR	2,840	4,268,977
4.35%, 3/15/19(a)		5,055	7,765,934

			12,034,911

Belgium–1.1%
Belgium Government Bond Series 49 4.00%, 3/28/17		4,585	6,771,420

Canada–1.8%
Canadian Government Bond 3.00%, 12/01/15	CAD	2,310	2,351,534
4.00%, 6/01/17		5,815	6,239,949
5.00%, 6/01/14		2,669	2,895,485

			11,486,968

Denmark–0.3%
Denmark Government Bond 4.00%, 11/15/15	DKK	8,734	1,774,094

Finland–1.0%
Finland Government Bond 3.875%, 9/15/17	EUR	4,420	6,698,261

France–4.9%
France Government Bond OAT 3.75%, 10/25/19–4/25/21		7,914	11,788,410
5.00%, 10/25/16		4,268	6,793,887
5.75%, 10/25/32		2,774	5,286,150
8.50%, 4/25/23		1,575	3,414,070
French Treasury Note BTAN 2.50%, 1/15/15		3,102	4,386,114

			31,668,631

Germany–6.5%
Bundesrepublik Deutschland Series 03 4.25%, 1/04/14		7,910	11,870,268
Series 04 3.75%, 1/04/15		6,662	9,977,819
Series 06 3.75%, 1/04/17		7,033	10,688,700

	Principal Amount (000)		U.S. $ Value

Series 08 3.75%, 1/04/19	EUR	4,164	$6,367,868
Bundesschatzanweisungen Series 1 1.00%, 3/16/12	U.S.$	2,000	2,735,525

			41,640,180

Japan–4.4%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	1,442,000	18,758,610
Japan Government Twenty Year Bond Series 76 1.90%, 3/20/25		752,900	9,635,704

			28,394,314

Netherlands–3.3%
Netherlands Government Bond 2.75%, 1/15/15	EUR	2,185	3,130,586
3.75%, 1/15/23		2,604	3,938,370
4.00%, 7/15/16		5,455	8,299,168
7.50%, 1/15/23		2,820	5,781,349

			21,149,473

New Zealand–0.9%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	7,262	5,669,342

Norway–0.4%
Norway Government Bond 4.25%, 5/19/17	NOK	14,102	2,593,510

Poland–0.3%
Poland Government Bond Series 1019 5.50%, 10/25/19	PLN	5,401	1,867,856

Sweden–0.5%
Sweden Government Bond Series 1041 6.75%, 5/05/14	SEK	18,840	3,266,921
Series 1049 4.50%, 8/12/15		1,285	211,938

			3,478,859

United Kingdom–5.8%
United Kingdom Gilt 2.75%, 1/22/15	GBP	3,449	5,675,280
4.00%, 9/07/16		3,125	5,432,612
4.50%, 3/07/19		5,475	9,708,011
4.75%, 12/07/30		3,729	6,666,565
5.00%, 3/07/18		2,827	5,183,945
5.25%, 6/07/12		15	25,349
8.75%, 8/25/17		2,172	4,815,790

			37,507,552

United States–18.4%
U.S. Treasury Bonds
4.75%, 2/15/37	U.S.$	2,544	3,041,273
6.125%, 11/15/27–8/15/29		3,555	4,931,573

2010 Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Notes 1.75%, 4/15/13	U.S.$	850	$875,696
2.375%, 8/31/14		14,795	15,609,879
2.50%, 3/31/15		23,902	25,345,442
3.75%, 11/15/18		9,966	11,133,896
4.50%, 11/15/15–5/15/17		43,062	50,022,950
4.75%, 8/15/17		5,824	6,914,637

			117,875,346

Total Governments–Treasuries (cost $314,410,197)			337,669,556

GOVERNMENTS—SOVEREIGN AGENCIES–6.8%
Australia–0.1%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	469	788,606

Canada–2.7%
Canada Housing Trust No 1 2.75%, 9/15/14	CAD	7,210	7,209,930
3.15%, 6/15/15		3,370	3,418,574
3.35%, 12/15/20		4,155	4,104,077
4.10%, 12/15/18		2,340	2,476,570

			17,209,151

Germany–0.7%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26	JPY	328,000	4,226,037

Japan–2.3%
Development Bank of Japan 2.30%, 3/19/26		290,000	3,824,064
Japan Finance Organization for Municipalities 2.00%, 5/09/16		860,000	11,233,240

			15,057,304

United Kingdom–1.0%
Lloyds TSB Bank PLC 4.00%, 11/17/11	GBP	810	1,316,929
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15		1,782	3,154,798
Yorkshire Building Society 2.00%, 3/30/12		1,316	2,100,306

			6,572,033

Total Governments–Sovereign Agencies (cost $40,425,010)			43,853,131

		Shares
COMMON STOCKS–3.2%
Equity:Other–1.2%
Diversified/Specialty–1.0%
BioMed Realty Trust, Inc.		8,000	143,360
British Land Co. PLC		16,029	117,211
CB Richard Ellis Group, Inc.–Class A(b)		5,400	98,712

	Shares	U.S. $ Value

Cheung Kong Holdings Ltd.	19,000		287,068
		$
Coresite Realty Corp.(b)	6,300		103,257
Crown Castle International Corp.(b)	2,250		99,337
Dexus Property Group	269,600		223,029
Digital Realty Trust, Inc.	4,350		268,395
DuPont Fabros Technology, Inc.	2,485		62,498
Evergrande Real Estate Group Ltd.	551,000		186,231
GPT Group	57,600		164,068
H&R Real Estate Investment Trust	3,600		69,103
Jones Lang LaSalle, Inc.	1,300		112,151
Kerry Properties Ltd.	68,000		368,693
Lend Lease Group	20,200		148,833
Mitchells & Butlers PLC(b)	2,910		13,307
Mitsubishi Estate Co., Ltd.	20,000		325,573
Mitsui Fudosan Co., Ltd.	42,000		708,643
Morguard Real Estate Investment Trust	7,114		95,070
New World Development Ltd.	143,000		286,526
Savills PLC	17,200		82,219
Sumitomo Realty & Development Co., Ltd.	16,000		331,163
Sun Hung Kai Properties Ltd.	61,000		1,047,161
Swire Pacific Ltd.	9,500		130,364
Unibail-Rodamco SE	2,450		543,995
UOL Group Ltd.	47,000		165,340
Vornado Realty Trust	4,600		393,438
Weyerhaeuser Co.	5,135		80,928

			6,655,673

Health Care–0.2%
Chartwell Seniors Housing Real Estate Investment Trust	17,800		155,527
Health Care REIT, Inc.	6,800		321,912
National Health Investors, Inc.	2,304		101,514
Nationwide Health Properties, Inc.	4,521		174,827
Ventas, Inc.	6,600		340,362

			1,094,142

			7,749,815

Retail–0.7%
Regional Mall–0.4%
BR Malls Participacoes SA	19,000		158,783
CapitaMall Trust	91,000		148,865
CBL & Associates Properties, Inc.	7,100		92,726
Multiplan Empreendimentos Imobiliarios SA	14,600		309,775
Simon Property Group, Inc.	9,250		857,845
Taubman Centers, Inc.	2,571		114,692
Westfield Group	60,100		713,156

			2,395,842

Shopping Center/Other Retail–0.3%
Corio NV	2,500		170,989
Eurocommercial Properties N.V.	3,900		181,029
Kimco Realty Corp.	18,500		291,375
Klepierre	11,300		435,912
Link REIT (The)	71,500		212,152
Primaris Retail Real Estate Investment Trust	7,600		144,185
RioCan Real Estate Investment Trust (Toronto)	6,200		138,112

30	Sanford C. Bernstein Fund, Inc.

	Shares	U.S. $ Value

Tanger Factory Outlet Centers	3,800	$179,132
Weingarten Realty Investors	4,400	96,008

		1,848,894

		4,244,736

Residential–0.7%
Manufactured Homes–0.0%
Equity Lifestyle Properties, Inc.	2,700	147,096

Multi-Family–0.5%
BRE Properties, Inc.	3,850	159,775
Camden Property Trust	7,500	359,775
Colonial Properties Trust	6,200	100,378
Equity Residential	7,250	344,883
Essex Property Trust, Inc.	1,900	207,936
Home Properties, Inc.	3,000	158,700
KWG Property Holding Ltd.	283,500	216,135
Mid-America Apartment Communities, Inc.	3,750	218,550
MRV Engenharia e Participacoes SA	16,500	156,613
Rossi Residencial SA	21,100	202,021
Stockland	74,691	277,665
UDR, Inc.	7,200	152,064
Wing Tai Holdings Ltd.	149,000	196,102
Yanlord Land Group Ltd.	160,000	212,931

		2,963,528

Self Storage–0.1%
Big Yellow Group PLC	23,930	122,689
Extra Space Storage, Inc.	11,600	186,064
Public Storage	4,450	431,828

		740,581

Student Housing–0.0%
American Campus Communities, Inc.	5,073	154,422

Triple Net–0.1%
Entertainment Properties Trust	4,850	209,423

		4,215,050

Office–0.3%
Office–0.3%
Allied Properties Real Estate Investment Trust	6,500	143,406
Boston Properties, Inc.	4,100	340,792
Brandywine Realty Trust	11,186	137,028
Brookfield Properties Corp.	9,800	152,096
Castellum AB	17,700	236,033
Cominar Real Estate Investment Trust	6,246	131,610
Douglas Emmett, Inc.	8,900	155,839
Great Portland Estates PLC	29,200	156,879
Hongkong Land Holdings Ltd.	54,000	335,685
ING Office Fund	246,100	142,843
Japan Real Estate Investment Corp.	15	136,424
Orix JREIT, Inc.	16	77,868

		2,146,503

		Shares	U.S. $ Value

Lodging–0.2%
Lodging–0.2%
DiamondRock Hospitality Co.(b)		15,900	$150,891
Great Eagle Holdings Ltd.		30,000	90,876
Hersha Hospitality Trust		20,300	105,154
Hyatt Hotels Corp.(b)		2,700	100,953
InnVest Real Estate Investment Trust		23,900	167,014
Intercontinental Hotels Group PLC		8,900	158,919
LaSalle Hotel Properties		3,000	70,170
Sunstone Hotel Investors, Inc.(b)		19,700	178,679
Whitbread PLC		8,100	206,923
Wyndham Worldwide Corp.		3,200	87,904

			1,317,483

Industrials–0.1%
Industrial Warehouse Distribution–0.1%
Ascendas Real Estate Investment Trust		119,000	198,443
First Potomac Realty Trust		5,654	84,810
ProLogis		17,300	203,794

			487,047

Mixed Office Industrial–0.0%
Goodman Group		160,500	100,282
ING Industrial Fund		106,200	50,366

			150,648

			637,695

Information Technology–0.0%
Internet Software & Services–0.0%
Telecity Group PLC(b)		19,700	153,299

Total Common Stocks (cost $18,387,057)			20,464,581

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES^–3.2%
Financial Institutions–2.2%
Banking–2.2%
Abbey National Treasury Services PLC 7.125%, 6/20/11	GBP	165	267,285
Australia & New Zealand Banking Group Ltd. 5.25%, 5/20/13	EUR	185	272,562
Bank of America Corp. 4.75%, 5/23/17		200	265,223
Series L 5.65%, 5/01/18	U.S.$	245	259,579
Barclays Bank PLC 5.75%, 9/14/26	GBP	180	291,691
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	240	261,736

2010 Annual Report	31

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Citigroup, Inc. 5.375%, 8/09/20	U.S.$	944	$976,693
5.50%, 4/11/13		240	257,482
Commonwealth Bank of Australia 3.75%, 10/15/14(a)		105	112,215
5.875%, 7/29/11	EUR	190	268,427
Goldman Sachs Group, Inc. (The) 5.375%, 2/15/13		75	107,206
6.00%, 6/15/20	U.S.$	795	874,410
ING Bank NV 3.00%, 9/01/15(a)		990	988,772
JPMorgan Chase & Co. 4.375%, 1/30/14	EUR	100	143,556
JPMorgan Chase Bank NA 4.625%, 5/31/17		200	277,682
Macquarie Group Ltd. 4.875%, 8/10/17(a)	U.S.$	755	765,793
Morgan Stanley 6.00%, 5/13/14		100	109,785
National Australia Bank Ltd. Series G 5.50%, 5/20/15	EUR	180	275,375
PNC Funding Corp. 4.375%, 8/11/20	U.S.$	950	971,832
Royal Bank of Canada Series DPNT 3.66%, 1/25/17	CAD	1,045	1,045,213
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20	U.S.$	990	1,037,979
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		1,100	1,095,424
Standard Chartered PLC 3.85%, 4/27/15(a)		125	130,380
Toronto-Dominion Bank (The) Series DPNT 4.854%, 2/13/13	CAD	974	1,008,240
Wachovia Corp. 5.50%, 5/01/13	U.S.$	95	104,424
Wells Fargo & Co. 4.00%, 5/17/11	EUR	195	269,338
5.00%, 11/15/14	U.S.$	240	259,136
Westpac Banking Corp. 3.00%, 8/04/15		690	704,739
4.25%, 1/25/12	EUR	200	280,837
6.50%, 6/24/13		100	151,194

			13,834,208

Insurance–0.0%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	U.S.$	250	265,130

			14,099,338

Industrial–0.8%
Basic–0.0%
EI du Pont de Nemours & Co. 3.25%, 1/15/15		250	267,414

Principal Amount (000)			U.S. $ Value

Communications—Telecommunications–0.1%
AT&T, Inc. 5.60%, 5/15/18		235	$274,604
Verizon Communications, Inc. 5.25%, 4/15/13		230	253,803

			528,407

Consumer Cyclical—Automotive–0.2%
American Honda Finance Corp. 6.25%, 7/16/13	EUR	50	75,522
Toyota Motor Credit Corp. 1.375%, 8/12/13	U.S.$	855	861,648
6.625%, 2/03/16	EUR	70	114,752

			1,051,922

Consumer Non-Cyclical–0.3%
Abbott Laboratories 4.125%, 5/27/20	U.S.$	460	500,633
Baxter International, Inc. 4.25%, 3/15/20		257	280,155
Coca-Cola Enterprises, Inc. 6.50%, 12/07/16	GBP	155	288,805
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14	U.S.$	235	260,544
Novartis Capital Corp. 2.90%, 4/24/15		255	268,843
Roche Holdings, Inc. 5.50%, 3/04/15	GBP	65	114,704

			1,713,684

Energy–0.1%
ConocoPhillips 4.60%, 1/15/15	U.S.$	235	263,929
Schlumberger Finance BV 5.25%, 9/05/13	EUR	185	274,086
Shell International Finance BV 3.25%, 9/22/15	U.S.$	250	265,706

			803,721

Technology–0.1%
Cisco Systems, Inc. 5.25%, 2/22/11		100	101,825
Dell, Inc. 5.625%, 4/15/14		225	255,961
Hewlett-Packard Co. 2.95%, 8/15/12		105	109,475
Oracle Corp. 5.75%, 4/15/18		230	273,474

			740,735

			5,105,883

Non Corporate Sectors–0.2%
Agencies—Not Government Guaranteed–0.2%
Korea Development Bank 3.25%, 3/09/16		1,229	1,230,378

Total Corporates—Investment Grades (cost $19,844,289)			20,435,599

32	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

INFLATION-LINKED SECURITIES–1.9%
United States–1.9%
U.S. Treasury Inflation Index 1.375%, 7/15/18 (TIPS) (cost $12,092,576)	U.S.$	11,544	$12,349,008

SUPRANATIONALS–1.2%
European Investment Bank 2.15%, 1/18/27	JPY	566,500	7,336,935
4.375%, 4/15/13	EUR	95	139,427

Total Supranationals (cost $6,372,003)			7,476,362

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Province of Ontario Canada 4.25%, 12/11/13		350	508,663
Province of Quebec Canada 4.25%, 2/27/13		350	504,888

Total Local Governments—Provincial Bonds (cost $997,416)			1,013,551

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Poland–0.1%
Poland Government International Bond 3.875%, 7/16/15 (cost $879,226)	U.S.$	877	910,984

AGENCIES–0.1%
Agency Debentures–0.1%
Federal National Mortgage Association 5.375%, 6/12/17 (cost $766,556)		690	829,139

		Shares	U.S. $ Value

WARRANTS–0.0%
Equity:Other–0.0%
Diversified/Specialty–0.0%
Henderson Land Development, expiring 6/01/11(b) (cost $0)		1,200	$343

SHORT-TERM INVESTMENTS–29.2%
Investment Companies–28.9%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.18%(c) (cost $185,377,586)		185,377,576	185,377,586

Principal Amount (000)
Foreign Government Bond–0.3%
Canada–0.3%
Canadian Treasury Bill Series 182 0.79%, 12/09/10 (cost $2,131,945)	CAD	2,200	2,134,742

Total Investments—98.5% (cost $601,683,861)			632,514,582

Other assets less liabilities—1.5%			9,593,070

Net Assets—100.0%			$642,107,652

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
German Euro Bobl Futures	63	December 2010	$10,375,156	$10,358,562	$(16,594)
German Euro Bund Futures	15	December 2010	2,685,889	2,687,580	1,691
German Euro Schatz Futures	6	December 2010	895,707	892,261	(3,446)
Gov’t of Canada Bond 10Yr Futures	1	December 2010	120,850	122,928	2,078
JGB Mini 10 Yr Futures SGX	12	December 2010	2,031,188	2,061,332	30,144
MSCI EAFE Mini Index Futures	425	December 2010	32,042,241	33,077,750	1,035,509
MSCI Emerging Market Mini Futures	209	December 2010	10,709,611	11,286,000	576,389
S&P 500 Mini Index Futures	2,256	December 2010	124,913,125	128,219,760	3,306,635
S&P TSE 60 Index Futures	27	December 2010	3,677,849	3,741,005	63,156
UK Long Gilt Bond Futures	6	December 2010	1,172,341	1,171,765	(576)

2010 Annual Report	33

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Sold Contracts
U.S. T-Bond 30 Yr Futures	30	December 2010	$3,989,887	$4,011,563	$(21,676)
U.S. T-Note 2 Yr Futures	11	December 2010	2,411,169	2,414,328	(3,159)
U.S. T-Note 10 Yr Futures	55	December 2010	6,874,439	6,932,578	(58,139)
U.S. T-Note 5 Yr Futures	38	December 2010	4,564,252	4,592,953	(28,701)

					$4,883,311

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 12/15/10	336	$293,808	$321,950	$28,142
British Pound	Settling 11/15/10	1,147	1,826,219	1,801,278	(24,941)
British Pound	Settling 12/15/10	134	207,238	210,394	3,156
British Pound	Settling 12/15/10	49	75,678	76,935	1,257
Canadian Dollar	Settling 11/15/10	2,431	2,370,389	2,360,342	(10,047)
Euro	Settling 10/28/10	787	998,877	1,072,808	73,931
Euro	Settling 10/28/10	450	579,388	613,874	34,486
Euro	Settling 11/15/10	1,519	2,021,364	2,070,124	48,760
Japanese Yen	Settling 11/15/10	108,558	1,276,072	1,300,899	24,827
Japanese Yen	Settling 12/15/10	67,517	805,346	809,383	4,037
New Zealand Dollar	Settling 12/15/10	630	450,740	459,603	8,863
Norwegian Krone	Settling 11/04/10	18,461	2,964,705	3,133,985	169,280
Norwegian Krone	Settling 12/15/10	1,335	211,249	226,138	14,889
Norwegian Krone	Settling 12/15/10	1,637	263,337	277,294	13,957
Swedish Krona	Settling 12/15/10	2,898	388,516	429,116	40,600
Swedish Krona	Settling 12/15/10	1,192	163,372	176,504	13,132
Swiss Franc	Settling 11/15/10	990	954,382	1,007,876	53,494
Swiss Franc	Settling 12/15/10	262	261,237	266,813	5,576

Sale Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 10/26/10	7,117	6,248,726	6,861,274	(612,548)
Australian Dollar	Settling 11/15/10	305	274,631	293,340	(18,709)
Australian Dollar	Settling 11/15/10	1,062	931,916	1,021,399	(89,483)
British Pound	Settling 11/15/10	427	673,464	670,572	2,892
British Pound	Settling 11/15/10	547	860,010	859,023	987
British Pound	Settling 11/15/10	133	206,734	208,867	(2,133)
British Pound	Settling 11/15/10	360	559,580	565,353	(5,773)
British Pound	Settling 11/15/10	467	721,361	733,389	(12,028)
British Pound	Settling 12/01/10	1,019	1,591,570	1,600,331	(8,761)
British Pound	Settling 12/01/10	28,236	44,273,708	44,337,681	(63,973)
British Pound	Settling 12/15/10	139	215,871	218,244	(2,373)
Canadian Dollar	Settling 11/22/10	2,197	2,135,809	2,132,786	3,023

34	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	Settling 11/22/10	31,634	$30,683,922	$30,709,599	$(25,677)
Canadian Dollar	Settling 12/15/10	107	103,568	103,814	(246)
Canadian Dollar	Settling 12/15/10	207	195,362	200,836	(5,474)
Canadian Dollar	Settling 12/15/10	798	766,247	774,237	(7,990)
Danish Krone	Settling 10/08/10	9,756	1,729,631	1,784,592	(54,961)
Euro	Settling 10/28/10	473	638,683	645,120	(6,437)
Euro	Settling 10/28/10	501	633,449	682,436	(48,987)
Euro	Settling 10/28/10	765	969,542	1,043,078	(73,536)
Euro	Settling 10/28/10	1,973	2,526,849	2,688,682	(161,833)
Euro	Settling 10/28/10	1,819	2,314,792	2,479,867	(165,075)
Euro	Settling 10/28/10	89,476	113,366,217	121,956,363	(8,590,146)
Euro	Settling 11/15/10	636	866,474	866,754	(280)
Euro	Settling 11/15/10	99	129,342	134,919	(5,577)
Euro	Settling 11/15/10	607	794,084	827,232	(33,148)
Euro	Settling 11/15/10	758	990,312	1,033,018	(42,706)
Euro	Settling 11/15/10	813	1,031,738	1,107,973	(76,235)
Euro	Settling 12/15/10	184	233,483	250,699	(17,216)
Japanese Yen	Settling 11/10/10	4,541,973	54,710,698	54,425,650	285,048
Japanese Yen	Settling 11/10/10	47,437	563,205	568,430	(5,225)
Japanese Yen	Settling 11/15/10	39,149	466,532	469,140	(2,608)
Japanese Yen	Settling 11/15/10	57,779	688,542	692,391	(3,849)
Japanese Yen	Settling 11/15/10	72,998	867,042	874,767	(7,725)
Japanese Yen	Settling 11/15/10	69,409	808,982	831,759	(22,777)
Japanese Yen	Settling 12/15/10	14,322	167,945	171,690	(3,745)
New Zealand Dollar	Settling 12/02/10	7,696	5,622,045	5,620,328	1,717
Norwegian Krone	Settling 11/04/10	33,218	5,253,450	5,639,063	(385,613)
Polish Zloty	Settling 11/10/10	5,472	1,808,585	1,877,361	(68,776)
Swedish Krona	Settling 10/20/10	23,799	3,224,286	3,529,439	(305,153)
Swiss Franc	Settling 11/15/10	719	697,740	731,983	(34,243)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	9,482	1-Month USD-LIBOR-BBA Less a specified spread*	$3,792	3/15/11	Goldman Sachs	$92,435
Receive	MSCI Daily TR Gross EAFE	624	1-Month USD-LIBOR-BBA Less a specified spread*	250	3/15/11	Goldman Sachs	6,083
Receive	MSCI Daily TR Gross EAFE	7,053	1-Month USD-LIBOR-BBA Less a specified spread*	2,821	5/16/11	Goldman Sachs	68,756
Receive	FTSE EPRA/NAREIT Developed Real Estate index	1,461	1-Month USD-LIBOR-BBA Plus a specified spread*	3,923	8/15/11	Credit Suisse International	76,500
Receive	FTSE EPRA/NAREIT Developed Real Estate index	266	1-Month USD-LIBOR-BBA Plus a specified spread*	714	8/16/11	Credit Suisse International	13,928
Receive	FTSE EPRA/NAREIT Developed Real Estate index	3,265	1-Month USD-LIBOR-BBA Plus a specified spread*	8,766	9/15/11	Credit Suisse International	170,959

2010 Annual Report	35

Schedule of Investments (continued)

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	ITSE EPRA/NAREIT Developed Real Estate index	209	1-Month USD-LIBOR-BBA Plus a specified spread*	$571	10/17/11	Credit Suisse International	$618
Receive	ITSE EPRA/NAREIT Developed Real Estate index	1,096	1-Month USD-LIBOR-BBA Plus a specified spread*	3,002	10/17/11	Credit Suisse International	(1,534)

							$427,745

*	BBA—British Bankers’ Association
^	The determination of investment grade is unaudited.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the aggregate market value of these securities amounted to $15,127,495 or 2.4% of net assets.
(b)	Non-income producing security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—Pound Sterling

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

Glossary:

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

36	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–57.5%
Long-Term Municipal Bonds–53.7%
Alabama–0.4%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,893,208

Arizona–1.8%
Phoenix AZ Civic Impt Corp. 5.00%, 7/01/24	5,305	5,868,922
Pima Cnty AZ Swr AGM 5.00%, 7/01/18–7/01/19	10,035	11,575,925

		17,444,847

Arkansas–1.4%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	12,275	13,044,029

California–1.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17	7,675	9,060,414
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	100	109,318
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,127,623
Series C 5.00%, 5/01/19	730	842,004
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	680	798,021

		11,937,380

Colorado–0.8%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	300	335,862
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,103,419
Regional Trnsp Dist Co. 5.00%, 7/15/20	2,000	2,105,760
5.125%, 1/15/23	2,000	2,069,040

		7,614,081

Principal Amount (000)		U.S. $ Value

District of Columbia–1.2%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	$9,895	$11,196,107

Florida–7.6%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,447,597
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	1,575	1,688,510
NPFGC Series A 5.00%, 3/01/15	80	85,430
Florida Brd of Ed Lottery 4.00%, 7/01/12	12,410	13,123,079
5.00%, 7/01/13	8,235	9,117,874
Series 2010 C 5.00%, 7/01/16	300	348,558
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	5,953,398
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	1,535	1,683,419
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/18–10/01/19	15,170	17,703,068
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series A 5.50%, 10/01/18–10/01/19	7,425	8,220,526
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Prerefunded/ETM)	660	696,980
Tampa FL Solid Wst Sys 4.00%, 10/01/12	3,840	3,960,883
AGM 4.00%, 10/01/13	1,070	1,114,373

		73,143,695

Illinois–3.6%
Chicago IL GO Series 2009 C 5.00%, 1/01/23	1,785	1,969,730
Chicago IL O’Hare Intl Arpt Series 2010D 5.25%, 1/01/19	2,285	2,512,266
NPFGC Series 2005B 5.25%, 1/01/18	2,450	2,811,326
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) 5.00%, 6/01/21	4,685	5,162,167
Illinois GO Series 2007 B 5.00%, 1/01/13	805	859,426
Series 2010 5.00%, 1/01/18	160	175,758

2010 Annual Report	37

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

NPFGC 5.375%, 4/01/16	$3,540	$3,983,527
Illinois Sales Tax 5.00%, 6/15/13–6/15/18	14,755	16,709,486

		34,183,686

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	2,125	1,195,716

Louisiana–1.2%
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	11,104,625

Massachusetts–2.6%
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	5,182,415
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,159,313
Massachusetts GO 5.25%, 1/01/17 (Prerefunded/ETM)	1,475	1,619,992
Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	1,640	1,792,176
Series 2002D 5.375%, 8/01/19 (Prerefunded/ETM)	1,530	1,659,851
AGM 5.25%, 11/01/30 (Prerefunded/ETM)	3,290	3,595,279
Massachusetts Port Authority Series 2010E 5.00%, 7/01/13	2,000	2,164,100

		25,173,126

Michigan–1.0%
Michigan Finance Authority Series 2010D-2 2.00%, 8/22/11	9,500	9,633,475

Minnesota–2.5%
Minnesota GO 5.00%, 8/01/12	20,000	21,630,400
Minnesota PFA (Minnesota SRF) Series 2010 A 5.00%, 3/01/13	2,400	2,653,032

		24,283,432

Mississippi–2.2%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.00%, 8/01/22–8/01/23	18,635	20,699,364

Principal Amount (000)		U.S. $ Value

Nevada–1.4%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21–7/01/22	$1,010	$1,126,389
Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	4,285	4,740,838
NPFGC-RE Series 2005 A 5.00%, 6/15/18	210	237,376
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,516,575

		13,621,178

New Jersey–3.2%
New Jersey ED Fac Auth (Princeton Univ) Series 2010 B 5.00%, 7/01/12	4,525	4,884,466
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	4,685	5,411,643
AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,233,515
New Jersey Env Infra Trust 3.00%, 9/01/12	2,230	2,335,591
New Jersey Turnpike Auth AGM Series 2005D-3 5.00%, 1/01/26	11,070	12,015,046
Tobacco Settlement Fin Corp. 6.00%, 6/01/37 (Prerefunded/ETM)	3,500	3,818,185

		30,698,446

New York–4.1%
New York NY GO 5.00%, 8/01/13–8/01/17	19,115	21,701,607
New York NY Trnsl Fin Auth Series 02A 5.50%, 11/01/26(a)	3,875	4,063,480
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/12	7,010	7,355,803
New York St Loc Gov Asst Corp. Series 2010A 4.00%, 4/01/11	6,150	6,259,839

		39,380,729

North Carolina–3.3%
Charlotte NC COP Series A 5.00%, 6/01/12	4,095	4,381,486
North Carolina COP Series 2004 B 5.00%, 6/01/11	215	221,510

38	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

North Carolina GO Series 2010 B 5.00%, 6/01/12	$18,345	$19,716,839
Wake Cnty NC GO 5.00%, 4/01/12	6,635	7,084,522

		31,404,357

Ohio–1.4%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,363,210
Columbus OH GO 4.00%, 6/01/13	4,875	5,282,696
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	4,450	4,612,114

		13,258,020

Oregon–0.3%
Portland OR Swr Sys 4.00%, 3/01/13	2,445	2,634,683

Pennsylvania–3.0%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	7,113,441
Pennsylvania GO 5.00%, 3/01/17	2,890	3,447,106
Series 2006 5.00%, 3/01/13	1,245	1,372,164
Series 2010A 5.00%, 5/01/13	5,130	5,685,784
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	8,285,390
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	2,892,475

		28,796,360

Puerto Rico–1.9%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	8,775	9,916,540
Series 2010ZZ 5.00%, 7/01/17	1,305	1,468,203
5.25%, 7/01/19	4,000	4,591,040
Puerto Rico GO Series A 5.00%, 7/01/30	2,450	2,556,060

		18,531,843

South Carolina–0.2%
Renewable Water Resource Sew Sys SC Series 2010A 5.00%, 1/01/13	1,500	1,637,745

Texas–2.5%
Dallas TX ISD GO 4.00%, 2/15/13	1,500	1,616,805

Principal Amount (000)		U.S. $ Value

Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	$5,205	$6,230,229
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	210	242,489
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 3.00%, 7/01/11	850	853,697
Katy TX ISD GO Series 2010 A 4.00%, 2/15/13	1,200	1,292,856
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	765,421
Texas St Univ Sys Series 2010B 5.00%, 3/15/13	1,000	1,102,490
Univ of Texas Series 2010A 5.00%, 8/15/22	9,755	11,502,413

		23,606,400

Virginia–0.5%
Fairfax Cnty VA GO Series 2008 A 4.50%, 4/01/12	4,455	4,722,434

Washington–3.4%
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,255,200
Port of Seattle WA 5.00%, 2/01/20	4,430	4,832,908
Series 2010C 5.00%, 2/01/22	5,490	5,883,029
Seattle WA GO Series 2010 4.00%, 8/01/12	1,250	1,329,487
Snohomish Cnty WA PUD #1 Series 2010A 5.00%, 12/01/19	5,415	6,423,923
Washington St GO Series 2010 E 5.00%, 2/01/13	1,065	1,170,297

		32,894,844

Wisconsin–0.9%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Prerefunded/ETM)	1,210	1,316,831
6.375%, 6/01/32 (Prerefunded/ETM)	1,640	1,794,914
7.00%, 6/01/28 (Prerefunded/ETM)	5,000	5,523,650

		8,635,395

Total Long-Term Municipal Bonds (cost $503,280,338)		514,369,205

2010 Annual Report	39

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–3.8%
Colorado–1.3%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 9/01/33–2/01/35(b)	$4,235	$4,235,000
Series A-14 0.30%, 2/01/25(b)	2,295	2,295,000
0.32%, 1/01/39(b)	2,000	2,000,000
Series A-9 0.32%, 9/01/36(b)	2,520	2,520,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.32%, 10/01/38(b)	1,200	1,200,000

		12,250,000

Delaware–0.1%
Delaware Hlth Facs Auth (Bayhealth Med Ctr) Series 2009 C 0.28%, 7/01/39(b)	1,065	1,065,000

Florida–0.1%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) 0.29%, 4/01/24(b)	195	195,000
Jacksonville FL EDC (Shands Jacksonville Med Ctr) Series 2008 0.28%, 2/01/29(b)	400	400,000

		595,000

Illinois–0.1%
Chicago IL Brd of Ed GO Series 2010A 0.29%, 3/01/35(b)	1,300	1,300,000

Iowa–0.0%
Iowa Finance Auth (Iowa Hlth Sys) Series 2009E 0.31%, 7/01/39(b)	100	100,000

Kansas–0.0%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B-2 0.29%, 11/15/39(b)	100	100,000

Kentucky–0.6%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) 0.30%, 8/01/37(b)	3,365	3,365,000
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.29%, 8/15/38(b)	1,200	1,200,000
Series 2009B-1 0.31%, 8/15/38(b)	800	800,000

		5,365,000

Principal Amount (000)		U.S. $ Value

Massachusetts–0.1%
Massachusetts GO Series 2000B 0.27%, 12/01/30(b)	$700	$700,000

Michigan–0.4%
Eastern Michigan Univ Series 2009 B 0.31%, 3/01/49(b)	4,000	4,000,000

Minnesota–0.1%
Minneapolis-St Paul MN Hsg & Redev Auth (Allina Health Sys) Series 2009B1 0.30%, 11/15/35(b)	1,000	1,000,000

North Carolina–0.3%
North Carolina Med Care Comm (Blue Ridge Healthcare Sys) Series 2005 B 0.28%, 1/01/36(b)	2,750	2,750,000
North Carolina Med Care Comm (Iredell Memorial Hospital) Series 2007 0.28%, 10/01/37(b)	100	100,000

		2,850,000

Rhode Island–0.1%
Rhode Island Ind Fac Corp. (Exxon Mobil Corp.) 0.23%, 2/01/25(b)	1,400	1,400,000

South Dakota–0.1%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.33%, 9/01/27(b)	800	800,000

Washington–0.5%
Washington St Hlth Care Facs Auth (Fred Hutchinson Cancer Research) Series 2009B 0.30%, 1/01/29(b)	4,600	4,600,000

Total Short-Term Municipal Notes (cost $36,125,000)		36,125,000

Total Municipal Obligations (cost $539,405,338)		550,494,205

AGENCIES–10.1%
Other–10.1%
Federal Home Loan Banks 1.75%, 8/22/12	37,140	37,986,829
2.25%, 4/13/12	57,440	59,011,042

Total Agencies (cost $96,907,112)		96,997,871

40	Sanford C. Bernstein Fund, Inc.

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–27.7%
Investment Companies–27.7%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.18%(c) (cost $265,943,197)	265,943,197	$265,943,197

Total Investments—95.3% (cost $902,255,647)		913,435,273

Other assets less liabilities—4.7%		44,667,291

Net Assets—100.0%		$958,102,564

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
S&P TSE 60 Index Futures	55	December 2010	$7,479,956	$7,620,566	$140,610
MSCI Emerging Market Mini Futures	435	December 2010	22,207,509	23,490,000	1,282,491
MSCI EAFE Mini Index Futures	883	December 2010	66,344,830	68,723,890	2,379,060
S&P 500 Mini Index Futures	4,354	December 2010	240,267,723	247,459,590	7,191,867

Sold Contracts
U.S. T-Note 2 Yr Futures	40	December 2010	8,766,120	8,779,375	(13,255)
U.S. T-Note 5 Yr Futures	148	December 2010	17,750,838	17,888,344	(137,506)
U.S. T-Note 10 Yr Futures	202	December 2010	25,190,960	25,461,469	(270,509)

					$10,572,758

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	457	$414,394	$439,528	$25,134
Canadian Dollar	Settling 11/15/10	857	810,210	832,091	21,881
Canadian Dollar	Settling 11/15/10	912	886,048	885,493	(555)
Canadian Dollar	Settling 11/15/10	4,021	3,920,747	3,904,129	(16,618)
Swiss Franc	Settling 11/15/10	400	385,609	407,223	21,614

Sale Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	457	401,022	439,528	(38,506)
Australian Dollar	Settling 11/15/10	492	431,735	473,190	(41,455)
British Pound	Settling 11/15/10	915	1,422,267	1,436,940	(14,673)
British Pound	Settling 11/15/10	749	1,156,958	1,176,249	(19,291)
Euro	Settling 11/15/10	1,471	1,921,832	2,004,708	(82,876)
Euro	Settling 11/15/10	1,254	1,591,388	1,708,976	(117,588)
Japanese Yen	Settling 11/15/10	102,743	1,224,370	1,231,215	(6,845)
Japanese Yen	Settling 11/15/10	119,255	1,391,200	1,429,086	(37,886)
Swiss Franc	Settling 11/15/10	400	398,299	407,223	(8,924)
Swiss Franc	Settling 11/15/10	946	941,978	963,082	(21,104)

2010 Annual Report	41

Schedule of Investments (continued)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	15,618	1-Month USD-LIBOR-BBA Plus a specified spread*	$6,202	6/15/11	Goldman Sachs	$183,493

*	BBA—British Bankers’ Association
(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2010, the Portfolio held 7.7% of net assets in insured bonds (of this amount 5.8% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring

PFA—Public Finance Authority

PUD—Public Utility District

SD—School District

SRF—State Revolving Fund

See notes to financial statements.

42	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–55.0%
Long-Term Municipal Bonds–34.7%
California–28.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17	$5,410	$6,386,559
Series A 5.50%, 5/01/11	120	123,473
California Econ Recovery AGM Series 2004A 5.25%, 7/01/13	1,930	2,161,619
California Econ Recovery (California Econ Rec Spl Tax) 5.00%, 1/01/11	150	151,616
Series A 5.00%, 7/01/20	2,600	3,042,780
5.25%, 7/01/12	560	604,262
California GO 5.00%, 7/01/17	2,115	2,505,767
NPFGC-RE 5.00%, 11/01/23	3,200	3,442,272
California Pub Wks Brd Series 2010C1 5.00%, 3/01/21	1,500	1,732,260
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	1,730	1,891,201
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,565,508
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	1,005	1,134,705
6.25%, 6/01/33 (Prerefunded/ETM)	6,760	7,491,500
6.75%, 6/01/39 (Prerefunded/ETM)	1,050	1,216,530
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	840	945,655
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 2005A 5.00%, 12/01/20	100	99,208
Long Beach CA Harbor Series B 5.00%, 5/15/22	2,000	2,340,880
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	5,125	5,800,830

Principal Amount (000)		U.S. $ Value

Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	$2,000	$2,203,000
Los Angeles CA USD COP AMBAC Series 2007A 5.00%, 10/01/16	105	118,458
Los Angeles CA USD GO Series 2009KRY 4.00%, 7/01/12	1,300	1,370,525
Series 2010 KRY 5.25%, 7/01/25	160	182,506
AGM Series A 5.25%, 7/01/20 (Prerefunded/ETM)	1,100	1,238,413
Los Angeles CA Wstwtr Sys Series 2009-A 5.00%, 6/01/11	135	139,070
San Francisco CA Bay Area Rapid Transit (San Francisco CA City/Cnty Sales Tax) 5.00%, 7/01/27	2,000	2,273,980
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	550,060
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	792,153
Southern California Public Power Authority 5.00%, 7/01/23	5,190	6,003,792
Univ of California 5.00%, 5/15/18	2,555	3,063,675

		67,572,257

Colorado–0.5%
Regional Transportation District 5.00%, 7/15/22	1,150	1,187,651

Florida–1.0%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	580	621,801
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	175,654
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,644,585

		2,442,040

Illinois–0.1%
Illinois GO Series 2010 5.00%, 1/01/18	160	175,758

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B 0.01%, 6/01/21	600	337,614

2010 Annual Report	43

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

New Jersey–1.2%
New Jersey Turnpike Auth AGM Series 2005D-3 5.00%, 1/01/26	$2,735	$2,968,487

Puerto Rico–2.2%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	2,400	2,712,216
Series 2010ZZ 5.25%, 7/01/22	1,215	1,361,420
Puerto Rico GO Series A 5.00%, 7/01/30	1,000	1,043,290
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	100	106,209

		5,223,135

Washington–1.1%
Port of Seattle WA 5.00%, 2/01/18	2,405	2,645,909

Wisconsin–0.3%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	680	744,233

Total Long-Term Municipal Bonds (cost $80,956,082)		83,297,084

Short-Term Municipal Notes–20.3%
California–14.0%
Burbank CA Redev Agy Golden Pj Series 85A 0.22%, 11/01/10(a)	4,200	4,200,000
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 C 0.25%, 7/01/23(a)	2,000	2,000,000
California GO Series 2003A-1 0.26%, 5/01/33(a)	4,700	4,700,000
Series 2009 A 0.28%, 5/01/33(a)	2,000	2,000,000
California Hlth Fac Fin Auth (Adventist Health Sys/ West) Series 2009B 0.25%, 9/01/38(a)	2,325	2,325,000
California Hlth Fac Fin Auth (Scripps Health) Series 2010C 0.22%, 10/01/40(a)	2,800	2,800,000
California Infra & Eco Dev Bk (California Academy of Sciences) Series 2008 A 0.25%, 9/01/38(a)	300	300,000
Series 2008 F 0.25%, 9/01/38(a)	500	500,000

Principal Amount (000)		U.S. $ Value

California Infra & Eco Dev Bk (India Cmnty Ctr) 0.32%, 12/01/36(a)	$300	$300,000
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.26%, 12/01/31(a)	100	100,000
California Infra & Eco Dev Bk (Pacific Gas & Electric Co.) Series 2009 B 0.26%, 11/01/26(a)	3,000	3,000,000
California Statewide CDA (John Muir Health) Series 2008C 0.27%, 8/15/27(a)	1,800	1,800,000
California Statewide CDA (North Peninsula Jewish Campus) 0.30%, 7/01/34(a)	195	195,000
Irvine Ranch Wtr Dist CA 0.22%, 1/01/21(a)	2,200	2,200,000
0.25%, 10/01/41(a)	1,100	1,100,000
0.28%, 4/01/33(a)	1,105	1,105,000
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.30%, 12/01/36–12/01/39(a)	4,500	4,500,000
Santa Clara CA Elec Series 2008A 0.30%, 7/01/34(a)	400	400,000

		33,525,000

Colorado–2.1%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 9/01/32(a)	3,800	3,800,000
Series A-9 0.32%, 9/01/36(a)	195	195,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.32%, 10/01/38(a)	1,100	1,100,000

		5,095,000

Florida–0.8%
Polk Cnty FL Sch Brd COP 0.28%, 1/01/23(a)	2,000	2,000,000

New York–0.5%
New York NY Trnsl Fin Auth 0.28%, 11/01/22(a)	1,200	1,200,000

North Carolina–0.1%
North Carolina Med Care Comm (Iredell Memorial Hospital) Series 2007 0.28%, 10/01/37(a)	100	100,000

44	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Texas–0.7%
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 0.26%, 5/15/48(a)	$1,700	$1,700,000

Wisconsin–2.1%
Wisconsin Hlth & Ed Fac Auth (Froedtert & Cmnty Hlth Obligated Group) 0.29%, 4/01/35(a)	5,100	5,100,000

Total Short-Term Municipal Notes (cost $48,720,000)		48,720,000

Total Municipal Obligations (cost $129,676,082)		132,017,084

AGENCIES–7.3%
Other–7.3%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $17,514,404)	17,165	17,556,379

Principal Amount (000)		U.S. $ Value

U.S. TREASURIES–2.7%
U.S. Treasury Bond 4.375%, 11/15/39 (cost $6,153,118)	$5,850	$6,562,969

	Shares

SHORT-TERM INVESTMENTS–31.1%
Investment Companies–31.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.18%(b) (cost $74,620,111)	74,620,111	74,620,111

Total Investments—96.1% (cost $227,963,715)		230,756,543

Other assets less liabilities—3.9%		9,305,944

Net Assets—100.0%		$240,062,487

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
S&P 500 Mini Index Futures	1,096	December 2010	$60,465,797	$62,291,160	$1,825,363
S&P TSE 60 Index Futures	14	December 2010	1,902,583	1,939,780	37,197
MSCI EAFE Mini Index Futures	218	December 2010	16,380,689	16,966,940	586,251
MSCI Emerging Market Mini Futures	107	December 2010	5,461,855	5,778,000	316,145

Sold Contracts
U.S. T-Note 10 Yr Futures	50	December 2010	6,237,307	6,302,344	(65,037)
U.S. T-Note 5 Yr Futures	39	December 2010	4,679,279	4,713,820	(34,541)
U.S. T-Note 2 Yr Futures	10	December 2010	2,191,687	2,194,844	(3,157)

					$2,662,221

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	114	$103,372	$109,642	$6,270
Canadian Dollar	Settling 11/15/10	210	203,449	203,896	447
Canadian Dollar	Settling 11/15/10	1,089	1,061,849	1,057,348	(4,501)
Swiss Franc	Settling 11/15/10	100	96,402	101,806	5,404

2010 Annual Report	45

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Sale Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	114	$100,037	$109,642	$(9,605)
Australian Dollar	Settling 11/15/10	121	106,179	116,374	(10,195)
British Pound	Settling 11/15/10	232	360,619	364,339	(3,720)
British Pound	Settling 11/15/10	184	284,219	288,958	(4,739)
Euro	Settling 11/15/10	373	487,317	508,332	(21,015)
Euro	Settling 11/15/10	308	390,868	419,749	(28,881)
Japanese Yen	Settling 11/15/10	25,255	300,959	302,642	(1,683)
Japanese Yen	Settling 11/15/10	30,225	352,598	362,200	(9,602)
Swiss Franc	Settling 11/15/10	100	97,043	101,806	(4,763)
Swiss Franc	Settling 11/15/10	109	105,777	110,968	(5,191)

TOTAL RETURN SWAP CONTRACTS ON INDICES (See Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	5,038	1-Month USD-LIBOR-BBA Plus a specified spread*	$2,001	6/15/11	Goldman Sachs	$59,191

*	BBA—British Bankers’ Association
(a)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2010, the Portfolio held 4.5% of net assets in insured bonds (of this amount 11.6% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

LIBOR—London Interbank Offered Rates

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

USD—Unified School District

See notes to financial statements.

46	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2010

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–59.2%
Long-Term Municipal Bonds–44.1%
New York–30.1%
Albany Cnty Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$3,898,284
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	1,350	1,544,522
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/15	130	148,924
New York NY GO 5.00%, 8/01/13–8/01/16	5,800	6,713,590
Series 2010H-2 5.00%, 6/01/19	1,220	1,445,590
New York NY Mun Wtr Fin Auth Series FF 5.00%, 6/15/25	500	579,910
New York NY Trnsl Fin Auth 5.00%, 11/01/18	4,525	5,442,489
Series 02A 5.50%, 11/01/26(a)	4,000	4,194,560
Series 2010I-2 5.00%, 11/01/19	2,000	2,412,580
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	724,000
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	3,150	3,406,252
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/24	3,440	3,855,690
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/18	4,635	5,542,718
Series 2009A 5.00%, 2/15/11	1,840	1,871,519
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) NPFGC Series 1997E 6.00%, 6/15/12	250	271,035
New York St Envrn Fac Corp. (New York St SRF) Series 2010C 5.00%, 4/15/12	2,260	2,416,392

Principal Amount (000)		U.S. $ Value

New York St Loc Gov Asst Corp. Series 1997A-A 5.00%, 4/01/12	$1,000	$1,065,280
AGM 5.00%, 4/01/12	3,530	3,758,779
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,193,495
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2010A 4.00%, 4/01/12	330	346,807
AGM 5.00%, 4/01/12	890	947,272
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,952,432
AMBAC Series 2006A 4.00%, 4/01/11	225	229,019
Oyster Bay NY GO 3.00%, 8/15/12	5,100	5,334,906
Troy Res Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,743,709

		66,039,754

Arizona–1.3%
Phoenix Civic Improvement Corp 5.00%, 7/01/22	2,575	2,884,541

California–0.0%
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	100	109,318

Colorado–0.5%
Regional Transportation District 5.375%, 7/15/25	1,100	1,142,724

District of Columbia–1.0%
Metro Washington Arpt Auth VA 5.00%, 10/01/21	2,100	2,304,162

Florida–2.7%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	1,155	1,238,241
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/18	170	199,208
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,066,695
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010B 5.00%, 10/01/12	450	481,297

2010 Annual Report	47

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	$1,710	$1,847,980

		5,833,421

Illinois–1.0%
Illinois GO Series 2010 5.00%, 1/01/18	160	175,758
Illinois Sales Tax Series 2010 5.00%, 6/15/20	1,685	1,942,081

		2,117,839

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B 0.01%, 6/01/21	500	281,345

New Jersey–1.3%
New Jersey Turnpike Auth AGM Series 2005D-3 5.00%, 1/01/26	2,555	2,773,120

Pennsylvania–2.1%
Philadelphia PA Parking Auth 5.25%, 9/01/23	200	218,222
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax) 5.00%, 2/01/24(b)	4,000	4,325,440

		4,543,662

Puerto Rico–2.8%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/18	1,350	1,569,334
Series 2010ZZ 5.00%, 7/01/19	720	812,815
5.25%, 7/01/22	705	789,959
Puerto Rico GO Series A 5.00%, 7/01/30	675	704,221
Puerto Rico Hwy & Trnsp Auth Series 02D 5.375%, 7/01/36 (Prerefunded/ETM)	1,125	1,217,160
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	585	610,325
XLCA 5.25%, 7/01/13	100	108,171
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39 (Prerefunded/ETM)	340	353,053

		6,165,038

Principal Amount (000)		U.S. $ Value

Washington–1.1%
Port of Seattle WA 5.00%, 2/01/21	$2,300	$2,486,760

Wisconsin–0.1%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Prerefunded/ETM)	210	228,541

Total Long-Term Municipal Bonds (cost $95,663,972)		96,910,225

Short-Term Municipal Notes–15.1%
New York–5.4%
Long Island Pwr Auth NY Series 19983B 0.27%, 5/01/33(c)	4,000	4,000,000
Metropolitan Trnsp Auth NY 0.28%, 11/01/26(c)	1,665	1,665,000
New York NY Mun Wtr Fin Auth 0.27%, 6/15/24(c)	1,600	1,600,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.29%, 12/01/35(c)	4,600	4,600,000

		11,865,000

California–0.6%
California Statewide CDA (John Muir Health) Series 2008C 0.27%, 8/15/27(c)	1,400	1,400,000

Colorado–1.1%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 5/01/38–3/01/39(c)	2,100	2,100,000
Series A-9 0.32%, 9/01/36(c)	385	385,000

		2,485,000

Delaware–0.2%
Delaware Hlth Facs Auth (Bayhealth Med Ctr) Series 2009 C 0.28%, 7/01/39(c)	390	390,000

District of Columbia–0.1%
District of Columbia (American Univ) Series 2008 0.32%, 10/01/38(c)	200	200,000

Florida–1.9%
Jacksonville FL Hlth Facs Auth (Baptist Hospitals) Series 2007C 0.32%, 8/15/27(c)	1,535	1,535,000

48	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Pinellas Cnty FL Hlth Fac Auth (Baycare Health System) Series 2009 A-1 0.29%, 11/01/38(c)	$2,700	$2,700,000

		4,235,000

Iowa–0.7%
Iowa Finance Auth (Iowa Hlth Sys) Series 2009 0.30%, 2/15/35(c)	1,600	1,600,000

Kansas–0.1%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B 0.29%, 11/15/39(c)	200	200,000

Kentucky–0.2%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.29%, 8/15/38(c)	500	500,000

Massachusetts–0.4%
Massachusetts Hlth & Ed Facs Auth (Henry Heywood Mem Hosp) Series 2009 C 0.33%, 7/01/38(c)	890	890,000

North Carolina–0.8%
Charlotte-Mecklenburg Hosp Auth NC (Carolinas Hlth Care Sys) Series 2007 H 0.26%, 1/15/45(c)	1,600	1,600,000
North Carolina Med Care Comm (Iredell Memorial Hospital) Series 2007 0.28%, 10/01/37(c)	100	100,000

		1,700,000

Principal Amount (000)		U.S. $ Value

Texas–1.7%
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 0.26%, 5/15/48(c)	$3,600	$3,600,000

Virginia–1.4%
Virginia Comwlth Univ Hlth Sys Auth Series 2008 A 0.26%, 7/01/37(c)	3,100	3,100,000

Wisconsin–0.5%
Wisconsin Hlth & Ed Fac Auth (Edgewood Films, Inc.) 0.33%, 10/01/31(c)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $33,165,000)		33,165,000

Total Municipal Obligations (cost $128,828,972)		130,075,225

AGENCIES–9.9%
Other–9.9%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $21,699,445)	21,250	21,734,521

Company	Shares
SHORT-TERM INVESTMENTS–30.8%
Investment Companies–30.8%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.18%(d) (cost $67,770,918)	67,770,918	67,770,918

Total Investments—99.9% (cost $218,299,335)		219,580,664

Other assets less liabilities—0.1%		138,786

Net Assets—100.0%		$219,719,450

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
S&P 500 Mini Index Futures	1,004	December 2010	$55,387,789	$57,062,340	$1,674,551
S&P TSE 60 Index Futures	13	December 2010	1,769,508	1,801,225	31,717
MSCI Emerging Market Mini Futures	99	December 2010	5,056,358	5,346,000	289,642
MSCI EAFE Mini Index Futures	200	December 2010	15,028,779	15,566,000	537,221

Sold Contracts
U.S. T-Note 10 Yr Futures	39	December 2010	4,863,950	4,915,828	(51,878)
U.S. T-Note 5 Yr Futures	30	December 2010	3,598,945	3,626,016	(27,071)
U.S. T-Note 2 Yr Futures	8	December 2010	1,753,455	1,755,875	(2,420)

					$2,451,762

2010 Annual Report	49

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
State Street Bank and Trust Co.: Australian Dollar	Settling 11/15/10	109	$98,838	$104,833	$5,995
Canadian Dollar	Settling 11/15/10	225	216,203	218,461	2,258
Canadian Dollar	Settling 11/15/10	920	897,062	893,260	(3,802)
Swiss Franc	Settling 11/15/10	96	92,546	97,733	5,187

Sale Contracts:
State Street Bank and Trust Co.:
Australian Dollar	Settling 11/15/10	109	95,649	104,833	(9,184)
Australian Dollar	Settling 11/15/10	114	100,036	109,642	(9,606)
Euro	Settling 11/15/10	330	431,138	449,730	(18,592)
Euro	Settling 11/15/10	292	370,563	397,944	(27,381)
Japanese Yen	Settling 11/15/10	23,903	284,847	286,440	(1,593)
Japanese Yen	Settling 11/15/10	26,751	312,070	320,569	(8,499)
Pound Sterling	Settling 11/15/10	206	320,205	323,508	(3,303)
Pound Sterling	Settling 11/15/10	174	268,773	273,254	(4,481)
Swiss Franc	Settling 11/15/10	96	93,161	97,733	(4,572)
Swiss Franc	Settling 11/15/10	103	99,955	104,860	(4,905)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive	MSCI Daily TR Gross EAFE	4,534	1-Month USD-LIBOR-BBA Plus a specified spread*	$1,801	6/15/11	Goldman Sachs	$53,269

*	BBA—British Bankers’ Association
(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2010.
(b)	When-Issued or delayed delivery security.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2010, the Portfolio held 7.6% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

ETM—Escrowed to Maturity

GO—General Obligation

LIBOR—London Interbank Offered Rates

NPFGC—National Public Finance Guarantee Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

50	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2010

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$600,314,960	$1,147,047,209	$447,136,996
Affiliated issuers	264,500,261	531,291,067	185,377,586
Foreign currencies, at value (cost $1,563,149, $2,128,021 and $1,146,221)	1,574,275	2,152,121	1,174,747
Cash in bank (a)	0	0	15,636,665
Receivables:
Dividends and interest	823,946	1,371,923	5,100,804
Investment securities sold and foreign currency transactions	5,571,908	36,076,517	133,765
Foreign withholding tax reclaims	58,362	127,741	176
Capital shares sold	4,080,733	8,841,126	2,672,977
Prepaid offering expenses	18,602	18,602	18,602
Unrealized appreciation of total return swap agreements	242,367	0	429,279
Unrealized appreciation of forward currency exchange contracts	4,316,466	5,551,156	832,054

Total assets	881,501,880	1,732,477,462	658,513,651

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	10,253,925	18,829,561	3,606,972
Management fee	482,482	1,052,048	206,953
Capital shares redeemed	461,040	1,242,732	571,680
Shareholder servicing fee	119,356	211,525	65,619
Audit fee payable	72,926	65,419	76,942
Transfer Agent fee	6,209	5,423	6,040
Margin owed to broker on futures contracts	106,816	1,240,427	799,385
Accrued expenses	117,046	211,407	64,867
Unrealized depreciation of total return swap agreements	972	0	1,534
Unrealized depreciation of forward currency exchange contracts	2,514,103	3,582,184	11,006,007

Total liabilities	14,134,875	26,440,726	16,405,999

NET ASSETS	$867,367,005	$1,706,036,736	$642,107,652

Cost of investments
Unaffiliated issuers	$575,710,860	$1,099,000,984	$416,306,275
Affiliated issuers	$264,500,261	$531,291,067	$185,377,586

NET ASSETS CONSIST OF:
Capital stock, at par	$79,820	$158,806	$59,296
Additional paid-in capital	834,485,859	1,652,729,250	613,353,933
Undistributed net investment income/(excess distributions)	933,526	(229,488)	(2,698,592)
Accumulated net realized gain (loss) on investment and foreign currency transactions	3,851,704	(3,128,087)	5,179,188
Unrealized appreciation/depreciation of:
Investments, futures and swaps transactions*	26,202,116	54,523,382	36,141,777
Foreign currency denominated assets and liabilities	1,813,980	1,982,873	(9,927,950)

	$867,367,005	$1,706,036,736	$642,107,652

(a) An amount of $15,636,665 has been segregated to collateralize margin requirements for the open futures contracts outstanding at September 30, 2010 for the Overlay B Portfolio.

* Net of accrued foreign capital gains taxes of $21,320, $50,155 and $0, respectively.

See Notes to Financial Statements.

2010 Annual Report	51

Statement of Assets and Liabilities—September 30, 2010 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$763,899,767	$1,358,481,945	$557,548,957
Shares of capital stock outstanding	70,307,609	126,505,926	51,490,934

Net asset value, offering and redemption price per share	$10.87	$10.74	$10.83

Class 2 Shares
Net Assets	$103,467,238	$347,554,791	$84,558,695
Shares of capital stock outstanding	9,512,871	32,300,159	7,805,246

Net asset value, offering and redemption price per share	$10.88	$10.76	$10.83

52	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$647,492,076	$156,136,432	$151,809,746
Affiliated issuers	265,943,197	74,620,111	67,770,918
Cash in bank (a)	30,699,343	7,675,972	7,027,725
Receivables:
Dividends and interest	5,951,466	1,243,802	1,080,937
Investment securities sold	15,000	15,100	0
Capital shares sold	11,068,536	1,375,129	931,454
Prepaid offering expenses	18,602	18,603	18,602
Unrealized appreciation of total return swap agreements	183,493	59,191	53,269
Unrealized appreciation of forward currency exchange contracts	68,629	12,121	13,440

Total assets	961,440,342	241,156,461	228,706,091

LIABILITIES
Due to custodian	0	239,291	0
Payables:
Investment securities purchased	0	0	8,207,832
Capital shares redeemed	879,036	165,360	142,541
Management fee	286,303	65,435	60,371
Shareholder servicing fee	78,276	20,411	22,151
Transfer Agent fee	5,709	4,612	2,853
Audit fee payable	66,227	67,982	70,941
Margin owed to broker on futures contracts	1,525,374	381,190	349,715
Accrued expenses	90,532	45,798	34,319
Unrealized depreciation of forward currency exchange contracts	406,321	103,895	95,918

Total liabilities	3,337,778	1,093,974	8,986,641

NET ASSETS	$958,102,564	$240,062,487	$219,719,450

Cost of investments
Unaffiliated issuers	$636,312,450	$153,343,604	$150,528,417
Affiliated issuers	$265,943,197	$74,620,111	$67,770,918

NET ASSETS CONSIST OF:
Capital stock, at par	$90,162	$22,514	$20,669
Additional paid-in capital	926,647,779	231,655,606	212,854,623
Undistributed net investment income	1,357,141	304,716	163,692
Accumulated net realized gain on investment and foreign currency transactions	8,409,297	2,657,186	2,976,585
Unrealized appreciation/depreciation of:
Investments, futures and swaps transactions	21,935,877	5,514,240	3,786,360
Foreign currency denominated assets and liabilities	(337,692)	(91,775)	(82,479)

	$958,102,564	$240,062,487	$219,719,450

(a) Amounts of $30,699,343, $7,675,972 and $7,027,725, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at September 30, 2010.

See Notes to Financial Statements.

2010 Annual Report	53

Statement of Assets and Liabilities—September 30, 2010 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$660,484,072	$171,603,232	$187,653,746
Shares of capital stock outstanding	62,169,314	16,096,337	17,654,963

Net asset value, offering and redemption price per share	$10.62	$10.66	$10.63

Class 2 Shares
Net Assets	$297,618,492	$68,459,255	$32,065,704
Shares of capital stock outstanding	27,993,044	6,417,764	3,013,914

Net asset value, offering and redemption price per share	$10.63	$10.67	$10.64

54	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the period February 8, 2010(a)

to September 30, 2010

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$4,110	$6,615	$3,395,516
Dividends Unaffiliated issuers (net of foreign withholding taxes of $160,685, $259,717 and $8,801, respectively)	3,856,215	5,934,903	251,878
Affiliated issuers	215,431	412,502	114,044

Total income	4,075,756	6,354,020	3,761,438

Expenses:
Management fee (see Note 2A)	2,513,520	4,798,681	1,343,711
Shareholder servicing fee (see Note 2B)	492,972	860,935	268,056
Custodian fee	160,557	159,113	101,430
Transfer Agent fee—Class 1	15,336	15,894	13,274
Transfer Agent fee—Class 2	2,244	3,945	2,387
Registration fees	148,457	331,989	118,655
Auditing and tax fees	72,926	65,419	76,942
Amortization of offering expenses	36,308	36,308	36,308
Directors’ fees and expenses	11,365	23,547	6,038
Printing fees	10,489	22,843	10,686
Legal fees	5,953	15,868	3,834
Miscellaneous	19,504	19,999	9,503

Total expenses	3,489,631	6,354,541	1,990,824
Less: expenses waived and reimbursed by the Adviser	(203,860)	(141,688)	(172,332)

Net expenses	3,285,771	6,212,853	1,818,492

Net investment income	789,985	141,167	1,942,946

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(6,012,924)	(24,281,821)	1,589,186
Futures transactions	5,046,318	16,448,477	2,692,547
Swap transactions	1,357,915	(217,802)	1,850,519
Foreign currency transactions	3,585,216	4,533,684	(5,613,499)

Net realized gain (loss) on investment and foreign currency transactions	3,976,525	(3,517,462)	518,753

Net change in unrealized appreciation/depreciation of:
Investments (b)	24,582,780	47,996,070	30,830,721
Futures transactions	1,377,941	6,527,312	4,883,311
Swap transactions	241,395	0	427,745
Foreign currency denominated assets and liabilities	1,813,980	1,982,873	(9,927,950)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	28,016,096	56,506,255	26,213,827

Net realized and unrealized gain on investment and foreign currency transactions	31,992,621	52,988,793	26,732,580

Contributions from Adviser (see Note 2A)	0	0	177

Net increase in net assets resulting from operations	$32,782,606	$53,129,960	$28,675,703

(a) Commencement of operations.

(b) Net of increase in accrued foreign capital gains taxes of $21,320, $50,155 and $0, respectively.

See Notes to Financial Statements.

2010 Annual Report	55

Statement of Operations—for the period February 8, 2010(a)

to September 30, 2010 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$3,762,011	$923,868	$731,579
Dividends—Affiliated issuers	149,134	39,547	34,609

Total income	3,911,145	963,415	766,188

Expenses:
Management fee (see Note 2A)	1,957,371	513,585	459,701
Shareholder servicing fee (see Note 2B)	320,657	84,476	89,804
Custodian fee	71,656	61,756	46,001
Transfer Agent fee—Class 1	11,240	6,525	6,236
Transfer Agent fee—Class 2	4,954	3,094	1,626
Registration fees	302,732	27,714	27,816
Auditing and tax fees	66,227	67,982	70,941
Amortization of offering expenses	36,308	36,308	36,308
Printing fees	12,211	5,166	8,275
Legal fees	9,322	2,166	1,943
Directors’ fees and expenses	9,071	2,454	2,394
Miscellaneous	10,286	5,303	9,189

Total expenses	2,812,035	816,529	760,234
Less: expenses waived and reimbursed by the Adviser	(232,873)	(139,455)	(140,006)

Net expenses	2,579,162	677,074	620,228

Net investment income	1,331,983	286,341	145,960

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	2,401,498	1,317,034	1,625,087
Futures transactions	5,342,073	1,164,440	1,199,652
Foreign currency transactions	672,164	175,367	150,858

Net realized gain on investment and foreign currency transactions	8,415,735	2,656,841	2,975,597

Net change in unrealized appreciation/depreciation of:
Investments	11,179,626	2,792,828	1,281,329
Futures transactions	10,572,758	2,662,221	2,451,762
Swap transactions	183,493	59,191	53,269
Foreign currency denominated assets and liabilities	(337,692)	(91,775)	(82,479)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,598,185	5,422,465	3,703,881

Net realized and unrealized gain on investment and foreign currency transactions	30,013,920	8,079,306	6,679,478

Net increase in net assets resulting from operations	$31,345,903	$8,365,647	$6,825,438

See Notes to Financial Statements.

56	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$789,985	$141,167	$1,942,946
Net realized gain (loss) on investment and foreign currency transactions	3,976,525	(3,517,462)	518,753
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	28,016,096	56,506,255	26,213,827
Contributions from Adviser (see Note 2A)	0	0	177

Net increase in net assets resulting from operations	32,782,606	53,129,960	28,675,703

Capital-share transactions
Net proceeds from sales of shares	866,164,428	1,726,369,552	636,453,293

Total proceeds from shares sold	866,164,428	1,726,369,552	636,453,293
Cost of shares redeemed	(31,580,029)	(73,462,776)	(23,021,344)

Increase in net assets from capital-share transactions	834,584,399	1,652,906,776	613,431,949

Net increase in net assets	867,367,005	1,706,036,736	642,107,652

NET ASSETS:
Beginning of period	0	0	0

End of period (b)	$867,367,005	$1,706,036,736	$642,107,652

(b) Includes undistributed net investment income/(excess distributions) of:	$933,526	$(229,488)	$(2,698,592)

(a) Commencement of operations.

See Notes to Financial Statements.

2010 Annual Report	57

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10

INCREASE IN NET ASSETS FROM
Operations:
Net investment income	$1,331,983	$286,341	$145,960
Net realized gain on investment and foreign currency transactions	8,415,735	2,656,841	2,975,597
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	21,598,185	5,422,465	3,703,881

Net increase in net assets resulting from operations	31,345,903	8,365,647	6,825,438

Capital-share transactions
Net proceeds from sales of shares	972,556,134	248,763,868	226,904,496

Total proceeds from shares sold	972,556,134	248,763,868	226,904,496
Cost of shares redeemed	(45,799,473)	(17,067,028)	(14,010,484)

Increase in net assets from capital-share transactions	926,756,661	231,696,840	212,894,012

Net increase in net assets	958,102,564	240,062,487	219,719,450

NET ASSETS:
Beginning of period	0	0	0

End of period (b)	$958,102,564	$240,062,487	$219,719,450

(b) Includes undistributed net investment income of:	$1,357,141	$304,716	$163,692

(a) Commencement of operations.

See Notes to Financial Statements.

58	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1	CLASS 2	CLASS 1		CLASS 2
	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10		2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.00	$10.00	$10.00		$10.00

Income from investment operations:
Investment income (loss), net† (b)	0.02	0.03	(0.00	) (c)	0.01
Net realized and unrealized gain on investment and foreign currency transactions	0.85	0.85	0.74		0.75

Total from investment operations	$0.87	$0.88	$0.74		$0.76

Net asset value, end of period	$10.87	$10.88	$10.74		$10.76

Total return (d)	8.70%	8.80%	7.40%		7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$763,900	$103,467	$1,358,482		$347,555
Average net assets (000 omitted)	$384,476	$51,153	$671,456		$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements* (e)	1.20%	1.00%	1.20%		1.00%
Expenses, before waivers/reimbursements* (e)	1.27%	1.10%	1.23%		1.04%
Net investment income (loss)* (b)(e)	0.26%	0.42%	(0.01)%		0.19%
Portfolio turnover rate	29%	29%	37%		37%

See Footnote Summary on page 63.

See Notes to Financial Statements.

2010 Annual Report	59

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO				TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1		CLASS 2		CLASS 1	CLASS 2
	2/08/10(a) TO 9/30/10		2/08/10(a) TO 9/30/10		2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.00		$10.00		$10.00	$10.00

Income from investment operations:
Investment income, net† (b)	0.06		0.07		0.02	0.03
Net realized and unrealized gain on investment and foreign currency transactions	0.77		0.76		0.60	0.60
Contributions from Advisor	0.00	(c)	0.00	(c)	0	0

Total from investment operations	$0.83		$0.83		$0.62	$0.63

Net asset value, end of period	$10.83		$10.83		$10.62	$10.63

Total return (d)	8.30%		8.30%		6.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$557,549		$84,559		$660,484	$297,618
Average net assets (000 omitted)	$278,747		$43,708		$333,447	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements* (e)	0.90%		0.75%		0.90%	0.75%
Expenses, before waivers/reimbursements* (e)	0.98%		0.86%		0.97%	0.84%
Net investment income* (b)(e)	0.92%		1.06%		0.40%	0.55%
Portfolio turnover rate	38%		38%		26%	26%

See Footnote Summary on page 63.

See Notes to Financial Statements.

60	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1	CLASS 2	CLASS 1	CLASS 2
	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Investment income, net† (b)	0.02	0.03	0.01	0.02
Net realized and unrealized gain on investment and foreign currency transactions	0.64	0.64	0.62	0.62

Total from investment operations	$0.66	$0.67	$0.63	$0.64

Net asset value, end of period	$10.66	$10.67	$10.63	$10.64

Total return (d)	6.60%	6.70%	6.30%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$171,603	$68,459	$187,654	$32,066
Average net assets (000 omitted)	$87,845	$35,401	$93,386	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements* (e)	0.90%	0.75%	0.90%	0.75%
Expenses, before waivers/reimbursements* (e)	1.06%	0.96%	1.08%	1.05%
Net investment income* (b)(e)	0.32%	0.47%	0.18%	0.33%
Portfolio turnover rate	33%	33%	39%	39%

See Footnote Summary on page 63.

See Notes to Financial Statements.

2010 Annual Report	61

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbersed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprises of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
International	International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME TAXABLE PORTFOLIOS
Intermediate Duration	Intermediate Duration Class
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration New York Municipal	Short Duration New York Municipal Class
Diversified Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
New York Municipal	Municipal Class, Class A, Class B and Class C

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and

2010 Annual Report	63

Notes to Financial Statements (continued)

asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

64	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2010:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks
Consumer Discretionary	$62,935,073	$16,873,298	$—	$79,808,371
Financials	54,609,975	22,996,534	—	77,606,509
Information Technology	66,062,213	7,140,144	—	73,202,357
Energy	43,360,155	12,911,922	—	56,272,077
Health Care	48,058,124	5,313,159	—	53,371,283
Industrials	36,579,462	15,289,279	—	51,868,741
Consumer Staples	28,158,982	15,528,535	—	43,687,517
Equity:Other	13,062,971	29,140,070	—	42,203,041
Materials	20,472,079	11,073,290	—	31,545,369
Residential	16,281,770	6,322,113	—	22,603,883
Retail	11,763,503	9,024,118	—	20,787,621
Telecommunication Services	9,108,674	5,296,002	—	14,404,676
Office	5,135,707	5,483,680	—	10,619,387
Lodging	4,547,644	2,575,419	—	7,123,063
Utilities	2,695,413	2,596,558	—	5,291,971
Warrants	2,117	—	7,917,490	7,919,607
Short-Term Investments
Investment Companies	264,500,261	—	—	264,500,261
U.S. Treasury Bill	—	1,999,487	—	1,999,487
Total Investments in Securities	687,334,123	169,563,608 +	7,917,490	864,815,221
Other Financial Instruments*:
Assets
Futures Contracts	1,607,195	—	—	1,607,195	#
Forward Currency Exchange Contracts	—	4,316,466	—	4,316,466
Total Return Swap Contracts	—	242,367	—	242,367
Liabilities
Futures Contracts	(229,254)	—	—	(229,254	)#
Forward Currency Exchange Contracts	—	(2,514,103)	—	(2,514,103)
Total Return Swap Contracts	—	(972)	—	(972)
Total	$688,712,064	$171,607,366	$7,917,490	$868,236,920

2010 Annual Report	65

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Consumer Discretionary	$152,761,610	$40,007,495		$—	$192,769,105
Financials	106,037,738	67,087,223		—	173,124,961
Information Technology	142,550,149	15,119,166		—	157,669,315
Energy	103,819,964	30,706,248		—	134,526,212
Health Care	113,546,712	12,557,385		—	126,104,097
Industrials	85,108,783	30,369,621		—	115,478,404
Consumer Staples	73,012,816	36,754,378		—	109,767,194
Materials	48,039,609	26,323,472		—	74,363,081
Telecommunication Services	21,272,649	11,592,842		—	32,865,491
Utilities	6,146,286	5,833,723		—	11,980,009
Warrants	—	—		18,399,340	18,399,340
Short-Term Investments	531,291,067	—		—	531,291,067
Total Investments in Securities	1,383,587,383	276,351,553	+	18,399,340	1,678,338,276
Other Financial Instruments*:
Assets
Futures Contracts	6,603,828	—		—	6,603,828	#
Forward Currency Exchange Contracts	—	5,551,156		—	5,551,156
Liabilities
Futures Contracts	(76,516)	—		—	(76,516	)#
Forward Currency Exchange Contracts	—	(3,582,184)		—	(3,582,184)
Total	$1,390,114,695	$278,320,525		$18,399,340	$1,686,834,560

66	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$337,669,556	$—	$337,669,556
Governments—Sovereign Agencies	—	43,853,131	—	43,853,131
Common Stocks
Equity:Other	2,620,391	5,129,424	—	7,749,815
Retail	2,382,633	1,862,103	—	4,244,736
Residential	3,189,528	1,025,522	—	4,215,050
Office	1,060,771	1,085,732	—	2,146,503
Lodging	860,765	456,718	—	1,317,483
Industrials	288,604	349,091	—	637,695
Information Technology	—	153,299	—	153,299
Corporates—Investment Grades	—	19,340,175	1,095,424	20,435,599
Inflation-Linked Securities	—	12,349,008	—	12,349,008
Supranationals	—	7,476,362	—	7,476,362
Local Governments—Provincial Bonds	—	1,013,551	—	1,013,551
Governments—Sovereign Bonds	—	910,984	—	910,984
Agencies	—	829,139	—	829,139
Warrants	343	—	—	343
Short-Term Investments
Investment Companies	185,377,586	—	—	185,377,586
Foreign Government Bond	—	2,134,742	—	2,134,742
Total Investments in Securities	195,780,621	435,638,537 +	1,095,424	632,514,582
Other Financial Instruments*:
Assets
Futures Contracts	5,015,602	—	—	5,015,602	#
Forward Currency Exchange Contracts	—	832,054	—	832,054
Total Return Swap Contracts	—	429,279	—	429,279
Liabilities
Futures Contracts	(132,291)	—	—	(132,291	)#
Forward Currency Exchange Contracts	—	(11,006,007)	—	(11,006,007)
Total Return Swap Contracts	—	(1,534)	—	(1,534)
Total	$200,663,932	$425,892,329	$1,095,424	$627,651,685

2010 Annual Report	67

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$514,369,205	$—	$514,369,205
Short-Term Municipal Notes	—	36,125,000	—	36,125,000
Agencies	—	96,997,871	—	96,997,871
Short-Term Investments	265,943,197	—	—	265,943,197
Total Investments in Securities	265,943,197	647,492,076	—	913,435,273
Other Financial Instruments*:
Assets
Futures Contracts	10,994,028	—	—	10,994,028	#
Forward Currency Exchange Contracts	—	68,629	—	68,629
Total Return Swap Contracts	—	183,493	—	183,493
Liabilities
Futures Contracts	(421,270)	—	—	(421,270	)#
Forward Currency Exchange Contracts	—	(406,321)	—	(406,321)
Total	$276,515,955	$647,337,877	$—	$923,853,832

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$83,297,084	$—	$83,297,084
Short-Term Municipal Notes	—	48,720,000	—	48,720,000
Agencies	—	17,556,379	—	17,556,379
U.S. Treasuries	—	6,562,969	—	6,562,969
Short-Term Investments	74,620,111	—	—	74,620,111
Total Investments in Securities	74,620,111	156,136,432	—	230,756,543
Other Financial Instruments*:
Assets
Futures Contracts	2,764,956	—	—	2,764,956	#
Forward Currency Exchange Contracts	—	12,121	—	12,121
Total Return Swap Contracts	—	59,191	—	59,191
Liabilities
Futures Contracts	(102,735)	—	—	(102,735	)#
Forward Currency Exchange Contracts	—	(103,895)	—	(103,895)
Total	$77,282,332	$156,103,849	$—	$233,386,181

68	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$96,910,225	$—	$96,910,225
Short-Term Municipal Notes	—	33,165,000	—	33,165,000
Agencies	—	21,734,521	—	21,734,521
Short-Term Investments	67,770,918	—	—	67,770,918
Total Investments in Securities	67,770,918	151,809,746	—	219,580,664
Other Financial Instruments*:
Assets
Futures Contracts	2,533,131	—	—	2,533,131	#
Forward Currency Exchange Contracts	—	13,440	—	13,440
Total Return Swap Contracts	—	53,269	—	53,269
Liabilities
Futures Contracts	(81,369)	—	—	(81,369	)#
Forward Currency Exchange Contracts	—	(95,918)	—	(95,918)
Total	$70,222,680	$151,780,537	$—	$222,003,217

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the period.

OVERLAY A PORTFOLIO	WARRANTS	TOTAL
Balance as of 2/08/10(a)	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	(11,066)	(11,066)
Change in unrealized appreciation/depreciation	769,172	769,172
Net purchases (sales)	7,159,384	7,159,384
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/10	$7,917,490	$7,917,490

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10*	$769,172	$769,172

2010 Annual Report	69

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	WARRANTS	TOTAL
Balance as of 2/08/10(a)	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	(30,177)	(30,177)
Change in unrealized appreciation/depreciation	1,807,514	1,807,514
Net purchases (sales)	16,622,003	16,622,003
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/10	$18,399,340	$18,399,340

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10*	$1,807,514	$1,807,514

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADE	TOTAL
Balance as of 2/08/10(a)	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(4,576)	(4,576)
Net purchases (sales)	1,100,000	1,100,000
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/10	$1,095,424	$1,095,424

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/10*	$(4,576)	$(4,576)

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

70	Sanford C. Bernstein Fund, Inc.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for the current open tax year and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2010 Annual Report	71

Notes to Financial Statements (continued)

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to the treatment of passive foreign investment companies, foreign currency gain (loss), swap income (loss) and offering costs is reflected as an adjustment to the components of capital as of September 30,2010, as shown below:

	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A	$(18,720)	$143,541	$(124,821)
Tax-Aware Overlay A	(18,720)	(370,655)	389,375
Overlay B	(18,720)	(4,641,538)	4,660,258
Tax-Aware Overlay B	(18,720)	25,158	(6,438)
Tax-Aware Overlay C	(18,720)	18,375	345
Tax-Aware Overlay N	(18,720)	17,732	988

I.	Offering Expenses

Offering expenses of $54,912 have been deferred by each Portfolio and are being amortized on a straight line basis over a one year period.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolios until January 31, 2013. No repayment will be made that would cause a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before February 8, 2011, after which it may be terminated by either-party.

For the period ended September 30, 2010, such reimbursement waivers amounted to $203,860, $141,688, $172,332, $232,873, $139,455 and $140,006 for Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, respectively, that are subject to repayment.

72	Sanford C. Bernstein Fund, Inc.

During the period ended September 30, 2010, the Adviser reimbursed the Overlay B Portfolio $177 for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the period ended September 30, 2010 is as follows:

PORTFOLIO	MARKET VALUE FEBRUARY 8, 2010(a) (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2010 (000)	DIVIDEND INCOME (000)
Overlay A	$0	$596,037	$331,537	$264,500	$215
Tax-Aware Overlay A	0	1,132,402	601,111	531,291	413
Overlay B	0	305,133	119,755	185,378	114
Tax-Aware Overlay B	0	539,746	273,803	265,943	149
Tax-Aware Overlay C	0	175,410	100,790	74,620	40
Tax-Aware Overlay N	0	160,842	93,071	67,771	35

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the period ended September 30, 2010 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$360,916	$138	$0
Tax-Aware Overlay A	775,580	171	0
Overlay B	12,825	0	0

2010 Annual Report	73

Notes to Financial Statements (continued)

There were no brokerage commissions paid by Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios for the period ended September 30, 2010.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from February 8, 2010 through September 30, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$653,115,301	$1,997,763	$83,964,001	$0
Tax-Aware Overlay A	1,298,204,818	0	201,959,507	0
Overlay B	326,297,454	180,771,797	36,515,062	55,706,579
Tax-Aware Overlay B	505,405,310	162,710,055	0	68,053,212
Tax-Aware Overlay C	81,689,386	39,959,429	361,340	17,583,550
Tax-Aware Overlay N	96,046,918	39,514,255	0	19,421,194

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

PORTFOLIO	COST	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
		APPRECIATION	(DEPRECIATION)
Overlay A	$845,289,728	$35,855,632	$(16,330,139)	$19,525,493
Tax-Aware Overlay A	1,633,082,480	63,378,983	(18,123,187)	45,255,796
Overlay B	602,660,000	30,949,643	(1,095,061)	29,854,582
Tax-Aware Overlay B	902,255,647	11,495,562	(315,936)	11,179,626
Tax-Aware Overlay C	227,976,040	2,831,434	(50,931)	2,780,503
Tax-Aware Overlay N	218,299,335	1,445,718	(164,389)	1,281,329

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the period ended September 30, 2010, the Portfolios entered into futures contracts for hedging purposes and to increase exposure to underlying asset classes.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such

74	Sanford C. Bernstein Fund, Inc.

receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the period ended September 30, 2010, the Portfolios entered into foreign-currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

2010 Annual Report	75

Notes to Financial Statements (continued)

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

The Overlay B Portfolio entered into interest rate swaps to increase exposure to underlying asset classes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overly N Portfolios entered into total return swaps for hedging purposes and to increases exposure to underlying asset classes.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of a Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of September 30, 2010, the Portfolio had total return swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $972 and $1,534 for Overlay A Portfolio and Overlay B Portfolio, respectively, at September 30, 2010.

76	Sanford C. Bernstein Fund, Inc.

At September 30, 2010, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,316,466		Unrealized depreciation of forward currency exchange contracts	$2,514,103
Equity contracts	Margin due from broker on futures contracts	1,462,951	*
Interest rate contracts				Margin due to broker on futures contracts	85,010	*
Equity contracts	Unrealized appreciation on total return swap agreements	242,367		Unrealized depreciation on total return swap agreements	972
Total		$6,021,784			$2,600,085

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,695,334	$1,802,363
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(10,205,497)	(85,010)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	15,251,815	1,462,951
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,350,685	241,395
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	7,230	0
Total		$10,099,567	$3,421,699

For the period ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $94,835,357, average monthly original value of futures contracts was $229,253,834, average monthly notional amount of total return swaps was $16,847,475 and average monthly notional amount of interest rate swaps was $161,250.

2010 Annual Report	77

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,551,156		Unrealized depreciation of forward currency exchange contracts	$3,582,184
Interest rate contracts	Margin due from broker on futures contracts	1,801,458	*
Equity contracts	Margin due from broker on futures contracts	4,725,854	*
Total		$12,078,468			$3,582,184

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,935,155	$1,968,972
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	24,400,453	1,801,458
Equity Contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(7,951,976)	4,725,854
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(217,802)	0
Total		$21,165,830	$8,496,284

For the period ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $129,188,684, average original value of futures contracts was $410,962,015 and average daily notional amount of total return swaps was $244,524.

78	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$832,054		Unrealized depreciation of forward currency exchange contracts	$11,006,007
Equity contracts	Margin due from broker on futures contracts	4,981,689	*
Interest rate contracts				Margin due to broker on futures contracts	98,378	*
Equity contracts	Unrealized appreciation on total return swap agreements	429,279		Unrealized depreciation on total return swap agreements	1,534
Total		$6,243,022			$11,105,919

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,902,191	$(10,173,953)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	729,775	4,981,689
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,962,772	(98,378)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,851,435	427,745
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(916)	0
Total		$10,445,257	$(4,862,897)

For the period ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $165,506,468, average monthly original value of futures contracts was $92,459,859, average monthly notional amount of total return swaps was $10,848,368 and average daily notional amount of interest rate swaps was $529,402.

2010 Annual Report	79

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$68,629		Unrealized depreciation of forward currency exchange contracts	$406,321
Equity contracts	Margin due from broker on futures contracts	10,994,028	*
Interest rate contracts				Margin owed to broker on futures contracts	421,270	*
Equity Contracts	Unrealized appreciation on total return swap agreements	183,493
Total		$11,246,150			$827,591

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$665,726	$(337,692)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	3,716,192	10,994,028
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,625,881	(421,470)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	183,493
Total		$6,007,799	$10,418,359

For the period ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $9,158,310, average monthly original value of futures contracts was $171,951,043, and average monthly notional amount of total return swaps was $3,876,515.

80	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$12,121		Unrealized depreciation of forward currency exchange contracts	$103,895
Interest rate contracts				Margin owed to broker on futures contracts	102,735	*
Equity contracts	Margin due from broker on futures contracts	2,764,956	*
Equity contracts	Unrealized appreciation on total return swap agreements	59,191
Total		$2,836,268			$206,630

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation depreciation of foreign currency denominated assets and liabilities	$175,712	$(91,774)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	421,646	2,764,956
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	742,794	(102,735)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	59,191
Total		$1,340,152	$2,629,638

For the period ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,458,919, average monthly original value of futures contracts was $44,845,760, and average monthly notional amount of total return swaps was $1,250,473.

2010 Annual Report	81

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$13,440		Unrealized depreciation of forward currency exchange contracts	$95,918
Equity contracts	Margin owed to broker on futures contracts	2,533,131	*
Interest rate contracts				Margin owed to broker on futures contracts	81,369	*
Equity contracts	Unrealized appreciation on total return swap agreements	53,269
Total		$2,599,840			$177,287

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended September 30, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(7,183)	$(82,478)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	826,233	2,533,131
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	373,419	(81,369)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	53,269
Total		$1,192,469	$2,442,553

For the period ended September 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,130,424, average monthly original value of futures contracts was $40,248,159 and average monthly notional amount of total return swap contracts was $1,125,376.

82	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

There were no distributions paid by the Portfolios during the period ended September 30, 2010.

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	ORDINARY INCOME		LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL (LOSSES)		UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	ACCUMULATED EARNINGS/ (DEFICIT)
Overlay A	$7,860,465		$4,614,444	$0		$20,360,277	$32,835,186
Tax-Aware Overlay A	65,512		7,904,855	0		45,212,173	53,182,540
Overlay B	10,607,098		4,139,508	(16,140,631	) (b)	30,122,308	28,728,283
Tax-Aware Overlay B	10,363,383	(a)	9,531,371	0		11,503,729	31,398,483
Tax-Aware Overlay C	3,245,531	(a)	2,295,806	0		2,876,890	8,418,227
Tax-Aware Overlay N	3,328,843	(a)	2,182,860	0		1,366,315	6,878,018

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$1,180,261
Tax-Aware Overlay C	251,808
Tax-Aware Overlay N	127,295

(b)	Overlay B Portfolio deferred $16,140,631 in straddle losses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales, swap income (loss) accrual, tax treatment of real estate investment trusts (REITs), offering costs and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

2010 Annual Report	83

Notes to Financial Statements (continued)

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Derivatives Risk—All Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Such investments may incur losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2010, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the period ended September 30, 2010, were as follows:

	OVERLAY A PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	72,726,177	$761,126,278
Shares redeemed	(2,418,568)	(25,250,306)

Net increase	70,307,609	735,875,972
Beginning of period	0	0

End of period	70,307,609	$735,875,972

84	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 2 Shares
Shares sold	10,112,043	$105,038,150
Shares redeemed	(599,172)	(6,329,723)

Net increase	9,512,871	98,708,427
Beginning of period	0	0

End of period	9,512,871	$98,708,427

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	132,147,059	$1,375,004,934
Shares redeemed	(5,641,133)	(58,212,721)

Net increase	126,505,926	1,316,792,213
Beginning of period	0	0

End of period	126,505,926	$1,316,792,213

Class 2 Shares
Shares sold	33,758,523	$351,364,618
Shares redeemed	(1,458,364)	(15,250,055)

Net increase	32,300,159	336,114,563
Beginning of period	0	0

End of period	32,300,159	$336,114,563

2010 Annual Report	85

Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	53,111,598	$550,102,866
Shares redeemed	(1,620,664)	(17,018,180)

Net increase	51,490,934	533,084,686
Beginning of period	0	0

End of period	51,490,934	$533,084,686

Class 2 Shares
Shares sold	8,387,143	$86,350,427
Shares redeemed	(581,897)	(6,003,164)

Net increase	7,805,246	80,347,263
Beginning of period	0	0

End of period	7,805,246	$80,347,263

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	65,119,654	$669,660,530
Shares redeemed	(2,950,340)	(30,647,893)

Net increase	62,169,314	639,012,637
Beginning of period	0	0

End of period	62,169,314	$639,012,637

Class 2 Shares
Shares sold	29,457,103	$302,895,604
Shares redeemed	(1,464,059)	(15,151,580)

Net increase	27,993,044	287,744,024
Beginning of period	0	0

End of period	27,993,044	$287,744,024

86	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	16,917,831	$174,032,000
Shares redeemed	(821,494)	(8,581,139)

Net increase	16,096,337	165,450,861
Beginning of period	0	0

End of period	16,096,337	$165,450,861

Class 2 Shares
Shares sold	7,238,506	$74,731,868
Shares redeemed	(820,742)	(8,485,889)

Net increase	6,417,764	66,245,979
Beginning of period	0	0

End of period	6,417,764	$66,245,979

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 9/30/10	2/08/10(a) TO 9/30/10
Class 1 Shares
Shares sold	18,524,887	$190,954,508
Shares redeemed	(869,924)	(9,003,217)

Net increase	17,654,963	181,951,291
Beginning of Period	0	0

End of period	17,654,963	$181,951,291

Class 2 Shares
Shares sold	3,501,411	$35,949,988
Shares redeemed	(487,497)	(5,007,267)

Net increase	3,013,914	30,942,721
Beginning of Period	0	0

End of period	3,013,914	$30,942,721

(a)	Commencement of operations

2010 Annual Report	87

Notes to Financial Statements (continued)

NOTE 7.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

88	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period February 8, 2010 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 29, 2010

2010 Annual Report	89

Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to distributions to be paid by each applicable Portfolio relating to the taxable period ended September 30, 2010. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$2,441,874
Tax-Aware Overlay A	4,896,705
Overlay B	60,723
Tax-Aware Overlay B	—
Tax-Aware Overlay C	—
Tax-Aware Overlay N	—

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

90	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

2010 Annual Report	91

* Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Member of the Nominating, Governance and Compensation Committee.

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2005. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 70 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡** 65 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

92	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 57 (1994)	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson,‡ 61 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf,‡** 69 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

*There is no stated term of office for the Directors.

†Ms. Lob is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Valuation Committee.

**Member of the Nominating, Governance and Compensation Committee.

2010 Annual Report	93

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 56	President	See biography under Directors’ Information.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2005.

94	Sanford C. Bernstein Fund, Inc.

* The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Dynamic Overlay Portfolios (or the “Portfolios” or “Overlay Portfolios”), which are being added to the existing Fund:2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Portfolios are not designed to be used as stand-alone investments and will only be used in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware C Portfolio and Tax-Aware N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity).3 Combinations of the Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. While the Portfolios are designed to reduce the probability of large losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, including direct investments in individual securities as well as holdings in one or more of the Sanford C. Bernstein Portfolios,4 and not by a Portfolio on a stand-alone basis.

The Adviser will dynamically allocate among various asset classes within the Portfolios as economic and market conditions change in order to seek to provide the desired risk/return trade-off for 100% of the assets in the applicable Private Client accounts. The Portfolios may invest in a globally diversified set of asset classes that offer attractive return potential and/or low correlation, including U.S., international, and emerging market equity securities; US, international, and emerging market fixed income securities (including high yield securities and inflation protected securities); commodities; Real Estate Investment Trusts and currencies. At the outset, however, the Portfolios will focus their investments on the asset classes contained in globally diversified Private Client accounts.

The Adviser will dynamically adjust the various asset class exposures in each Portfolio as market and economic conditions change in order to seek to provide the desired risk/return trade-off for model Private Client portfolios. The Adviser will make asset allocation decisions based upon a series of asset class risk and return tools and fundamental research insights. The Adviser intends to incorporate a wide range of market variables to generate estimates of future returns, volatilities and correlations. The forecasts will be evaluated and used to construct the model portfolio and overlay implementation strategy.

The Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities and through investments in derivatives. Adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. Use of derivative instruments will allow the Adviser to alter asset class exposures efficiently, without requiring transactions in the individual securities held by the Portfolios or in individual client accounts.

1 It should be noted that the Senior Officer’s evaluation was completed on November 10, 2009.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.”

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes on shareholders for California and New York residents, respectively.

4 Pertains to the other existing Portfolios of the Fund not discussed in this evaluation: Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

2010 Annual Report	95

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE[5]
Overlay A Portfolio	0.90% of Average Daily Net Assets
Tax-Aware Overlay A Portfolio

Overlay B Portfolio	0.65% of Average Daily Net Assets
Tax-Aware Overlay B Portfolio
Tax-Aware Overlay C Portfolio
Tax-Aware Overlay N Portfolio

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

96	Sanford C. Bernstein Fund, Inc.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ start up period until September 30, 2011. The agreement allows for the Adviser to be reimbursed through September 30, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps for the period through September 30, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Portfolio’s aggregate expenses to exceed, on an annual basis, the Portfolio’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Portfolio for financial reporting purposes on or before September 30, 2011.

PORTFOLIO	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING		ESTIMATED GROSS EXPENSE RATIO[6]	FISCAL YEAR END
Overlay A Portfolio	Private Client	1.20%	1.24%	September 30
	Class I7	1.00%	1.04%

Tax-Aware Overlay A	Private Client	1.20%	1.24%	September 30
Portfolio	Class I7	1.00%	1.04%

Overlay B Portfolio	Private Client	0.90%	0.95%	September 30
	Class I7	0.75%	0.80%

Tax-Aware Overlay B	Private Client	0.90%	0.95%	September 30
Portfolio	Class I7	0.75%	0.80%

Tax-Aware Overlay C	Private Client	0.90%	0.95%	September 30
Portfolio	Class I7	0.75%	0.80%

Tax-Aware Overlay N Portfolio	Private Client	0.90%	0.95%	September 30
	Class I7	0.75%	0.80%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational

6 Estimates of the Portfolios’ gross expense ratios are based on projected net assets for each Portfolio of $100 million.

7 The difference in the total expense ratio between the Private Client Class and Class I (Institutional Class) is the shareholder servicing fee. With respect to Private Client Class shares, except for Overlay A Portfolio and Tax-Aware Overlay A Portfolio, which have an Administrative and Servicing Fee (“A&S”) of 0.20%, the Portfolios have an A&S Fee of 0.15%. See pages 10-11 for additional information.

2010 Annual Report	97

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.8 With respect to the Portfolios, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolios. However, the Adviser has represented that it does provide volatility reducing overlay services to certain existing institutional clients although the Adviser does not receive any additional fees for providing such services.

The Adviser has represented that there are no offshore funds or sub-advisory relationships that the Adviser manages, which have a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the proposed management fees relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)11 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, due to the unique investment strategies employed by the Portfolios and the limited size of the Portfolios’ universe of Global Flexible Portfolio funds, Lipper expanded the peer selection methodology to include funds within a wider asset range than usual in order to create a representative peer group. However, unlike the Portfolios, which are intended as an overlay for the aggregate assets in the Private Client’s account, the Portfolios’ EG peers have the ability to invest in a variety of asset classes and are described as “stand-alone” funds in their prospectuses. At the request of the Senior Officer and the Adviser, institutional funds were considered for inclusion in the EGs in order to increase the sample size of each EG.

FUND[12]	CONTRACTUAL MANAGEMENT FEE (%)[13]	LIPPER EXP. GROUP MEDIAN (%)	RANK
Overlay A Portfolio	0.900	0.913	4/10

Tax-Aware Overlay A Portfolio	0.900	0.913	4/10

Overlay B Portfolio	0.650	0.900	1/9

Tax-Aware Overlay B Portfolio	0.650	0.900	1/9

Tax-Aware Overlay C Portfolio	0.650	0.900	1/9

Tax-Aware Overlay N Portfolio	0.650	0.900	1/9

8 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

9 It should be noted that Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10 The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11 The Adviser asked Lipper to anticipate that each Portfolio’s asset size would be approximately $100 million.

12 Estimates of the Portfolios’ contractual management fees and total expense ratios are based on initial estimates of the Portfolios’ net assets at $100 million for each Portfolio.

13 The contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual effective management fee.

98	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

FUND [12]	EXPENSE RATIO[14] (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Overlay A Portfolio	1.200	1.200	6/10	1.189	23/41

Tax-Aware Overlay A Portfolio	1.200	1.200	6/10	1.189	23/41

Overlay B Portfolio	0.900	1.199	3/9	1.177	9/41

Tax-Aware Overlay B Portfolio	0.900	1.199	3/9	1.177	9/41

Tax-Aware Overlay C Portfolio	0.900	1.199	3/9	1.177	9/41

Tax-Aware Overlay N Portfolio	0.900	1.199	3/9	1.177	9/41

Based on this analysis, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios have not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

The Portfolios’ Shareholder Servicing Agreement with the Adviser obligates the Adviser to provide shareholder services to the Portfolios’ shareholders. Under the Shareholder Servicing Agreement, Overlay A Portfolio and Tax-Aware Overlay A Portfolio, which are heavily invested in equity securities, pay 0.20% of the Portfolios’ daily net assets to the Adviser; Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio, which are heavily invested in fixed income securities, pay 0.15% of the Portfolios’ daily net assets to the Adviser.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates may have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

Since there will be no retail class shares for the Portfolios, the Adviser’s affiliate, AllianceBernstein Investment Services, Inc., is not the transfer agent for either of the two classes of the Portfolios.

During the Fund’s fiscal year ended September 30, 2008, the Adviser’s affiliates, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, provided brokerage services to Tax-Managed International Portfolio and International Portfolio, and received commissions for providing such services. During the Fund’s fiscal year ended September 30, 2009, none of the existing Portfolios conducted any brokerage transactions with SCB. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

14 Information on the Portfolios’ expenses pertains to the Private Client Class shares of the Portfolios.

2010 Annual Report	99

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

The Adviser believes it is a leading international investment adviser. Managed assets approximate $498 billion as of September 30, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios contemplated by the Investment Advisory Agreement. These non-investment services include the legal and compliance functions necessary to maintain the Portfolios’ registration statements with the SEC, as well as maintaining an effective compliance program as required by the securities laws. In addition, the Adviser monitors the Custodian’s maintenance of the books and records of the Portfolios and other third party service providers who perform various functions including audit, legal, custodian, transfer agent and pricing services.

Because the asset allocation overlay service is a new service, the Adviser does not have related portfolio performance information for accounts using an overlay strategy. It is anticipated that the Overlay A Portfolio and Tax-Aware A Portfolio will have a benchmark of the S&P 500 Index while Overlay B Portfolio will have a benchmark of the Barclays Capital Global Aggregate Index and the Overlay B, C and N Portfolios will have a benchmark of the Barclays Capital 5 year G.O. Municipal Index.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 10, 2009

15 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16 The Deli study was originally published in 2002 based on 1997 data.

100	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0910

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
U.S. Government Short Duration Portfolio	2009	$3,269	$127	$—
	2010	$2,488	$97	$5,108
Short Duration Plus Portfolio	2009	$17,603	$341	$—
	2010	$15,846	$307	$6,536
Intermediate Duration Portfolio	2009	$83,725	$3,258	$—
	2010	$81,830	$3,185	$24,975
Short Duration New York Municipal Portfolio	2009	$3,709	$144	—
	2010	$4,196	$163	5,336
Short Duration California Municipal Portfolio	2009	$1,907	$74	$—
	2010	$2,261	$88	$4,803
Short Duration Diversified Municipal Portfolio	2009	$7,111	$277	$—
	2010	$8,846	$344	$6,409
New York Municipal Portfolio	2009	$37,307	$1,184	$—
	2010	$36,252	$1,170	$11,587
California Municipal Portfolio	2009	$27,758	$812	$—
	2010	$24,293	$705	$9,254
Diversified Municipal Portfolio	2009	$93,157	$3,357	$—
	2010	$91,274	$3,312	$24,944
International Portfolio	2009	$47,289	$1,531	$—
	2010	$36,246	$1,133	$16,756
Tax-Managed International Municipal Portfolio	2009	$94,859	$3,382	$—
	2010	$74,868	$2,636	$27,992
Emerging Markets Portfolio	2009	$32,480	$1,264	$—
	2010	$26,600	$1,035	$15,075
Overlay A	2009	$—	$—	$—
	2010	$41,250	$1,438	$—
Tax-Aware Overlay A	2009	$—	$—	$—
	2010	$33,750	$1,175	$—
Overlay B	2009	$—	$—	$—
	2010	$41,250	$1,438	$—
Tax-Aware Overlay B	2009	$—	$—	$—
	2010	$33,750	$1,175	$—
Tax-Aware Overlay C	2009	$—	$—	$—
	2010	$33,750	$1,174	$—
Tax-Aware Overlay N	2009	$—	$—	$—
	2010	$33,750	$1,175	$—

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Government Short Duration Portfolio	2009	$9,109,522	$ $ $	127 (127 —)
	2010	$8,117,959	$ $ $	5,205 (97 (5,108	) )
Short Duration Plus Portfolio	2009	$9,109,054	$ $ $	(341 341 —)
	2010	$8,165,352	$ $ $	52,598 (46,062 (6,536	) )
Intermediate Duration Portfolio	2009	$9,112,653	$ $ $	3,258 (3,258 —)
	2010	$8,140,914	$ $ $	28,160 (3,185 (24,975	) )
Short Duration New York Municipal Portfolio	2009	$9,109,539	$ $	144 (144 —)
	2010	$8,118,253		$5,499 (163 (5,336	) )
Short Duration California Municipal Portfolio	2009	$9,109,469		$74 (74 —)
	2010	$8,117,645		$4,891 (88 (4,803	) )
Short Duration Diversified Municipal Portfolio	2009	$9,109,672		$277 (277 —)
	2010	$8,119,507		$6,753 (344 (6,409	) )
New York Municipal Portfolio	2009	$9,110,579		$1,184 (1,184 —)
	2010	$8,125,511		$12,757 (1,170 (11,587	) )
California Municipal Portfolio	2009	$9,110,207		$812 (812 —)
	2010	$8,122,713		$9,959 (705 (9,254	) )

Diversified Municipal Portfolio	2009	$9,112,752		$3,357 (3,357 —)
	2010	$8,141,010		$28,256 (3,312 (24,944	) )
International Portfolio	2009	$9,110,926	$ $ $	1,531 (1,531 —)
	2010	$8,176,398	$ $ $	63,644 (46,888 (16,756	) )
Tax-Managed International Municipal Portfolio	2009	$9,112,777	$ $ $	3,382 (3,382 —)
	2010	$8,189,137	$ $ $	76,383 (48,391 (27,992	) )
Emerging Markets Portfolio	2009	$9,110,659	$ $ $	1,264 (1,264 —)
	2010	$8,128,864	$ $ $	16,110 (1,035 (15,075	) )
Overlay A	2009	$—	$ $ $	— — —
	2010	$8,114,192	$ $ $	1,438 (1,438 —)
Tax-Aware Overlay A	2009	$—	$ $ $	— — —
	2010	$8,113,929	$ $ $	1,175 (1,175 —)
Overlay B	2009	$—	$ $ $	— — —
	2010	$8,114,192	$ $ $	1,438 (1,438 —)
Tax-Aware Overlay B	2009	$—	$ $ $	— — —
	2010	$8,113,929	$ $ $	1,175 (1,175 —)
Tax-Aware Overlay C	2009	$—	$ $ $	— — —
	2010	$8,113,928	$ $ $	1,174 (1,174 —)
Tax-Aware Overlay N	2009	$—	$ $ $	— — —
	2010	$8,113,929	$ $ $	1,175 (1,175 —)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ DIANNE LOB
Dianne Lob President

Date: November 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DIANNE LOB
Dianne Lob President

Date: November 26, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 26, 2010